    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 2002
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------
                                    FORM N-14


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        [X]

                              ---------------------

                         PRE-EFFECTIVE AMENDMENT NO.                         [X]
                        POST-EFFECTIVE AMENDMENT NO.                         [ ]

                              ---------------------

                                MORGAN STANLEY
                           TAX-EXEMPT SECURITIES TRUST
                         A MASSACHUSETTS BUSINESS TRUST
      formerly named Morgan Stanley Dean Witter Tax-Exempt Securities Trust
               (Exact Name of Registrant as Specified in Charter)

              1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                           1221 Avenue of the Americas
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                              ---------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON THE THIRTIETH DAY AFTER THE DATE OF THIS FILING PURSUANT TO RULE 488.

                   The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 2-66268; 811-2979).
================================================================================

                                    FORM N-14

                   MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                              CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933


PART A OF FORM N-14 ITEM NO.                PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -----------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                                *
2 (a) ........................   Available Information -- Back Cover Page
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                                *
  (c) ........................                                *
  (d) ........................                                *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Front Cover Page, Introduction Synopsis, Principal Risk
                                 Factors, Comparison of Investment Objectives, Policies and
                                 Restrictions, Additional Information About Morgan Stanley
                                 Select Municipal Reinvestment Fund and Tax Exempt,
                                 Available Information
  (b) ........................   Available Information
  (c) ........................                                *
  (d) ........................                                *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                 Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                                *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                                *
9   ..........................                                *

PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ---------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                               *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Tax-Exempt
                                 Securities Trust
  (b) ........................                               *
  (c) ........................                               *
13(a) ........................                               *
  (b) ........................   Additional Information about Morgan Stanley Select
                                 Municipal Reinvestment Fund
  (c) ........................                               *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 December 31, 2001 and Registrant's Semi-Annual Report
                                 for the six months ended June 30, 2002. Morgan Stanley
                                 Select Municipal Reinvestment Fund's Annual Report for
                                 the fiscal year ended December 31, 2001, and Semi-Annual
                                 Report for the six months ended June 30, 2002.

 PART C OF FORM N-14 ITEM NO.                  OTHER INFORMATION HEADING
------------------------------   ---------------------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), to be
held in the [          ], New York time, on December 10, 2002, and any
adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between Municipal Reinvestment and Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of Municipal Reinvestment would be combined with those of Tax-Exempt and shareholders of Municipal Reinvestment would become shareholders of Tax-Exempt receiving Class A shares of Tax-Exempt with a value equal to the net asset value of their holdings in Municipal Reinvestment (the "Reorganization"); and

2. To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 9, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MUNICIPAL REINVESTMENT RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

October   , 2002

--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY
  CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                                MORGAN STANLEY
                          TAX-EXEMPT SECURITIES TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

                   BY AND IN EXCHANGE FOR CLASS A SHARES OF
                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), in connection with an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Municipal Reinvestment, an open-end management investment company, will be combined with those of Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt"), an open-end management investment company, in exchange for Class A shares of Tax-Exempt (the "Reorganization"). As a result of this transaction, shareholders of Municipal Reinvestment will become shareholders of Tax-Exempt and will receive Class A shares of Tax-Exempt with a value equal to the net asset value of their holdings in Municipal Reinvestment. Additionally, shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Municipal Reinvestment and Tax-Exempt, attached hereto as Exhibit A. The address of Municipal Reinvestment is that of Tax-Exempt set forth above. This Proxy Statement also constitutes a Prospectus
of Tax-Exempt, which is dated       , 2002, filed by Tax-Exempt with the
Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Tax-Exempt is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax consistent with the preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes.

     This Proxy Statement and Prospectus sets forth concisely information about Tax-Exempt that shareholders of Municipal Reinvestment should know before voting on the Reorganization Agreement. A copy of the Prospectus for Tax-Exempt dated February 28, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Tax-Exempt's Annual Report for the fiscal year ended December 31, 2001 and the succeeding Semi-Annual Report for the six months ended June 30, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy
Statement and Prospectus (the "Additional Statement"), dated October   , 2002,
has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Municipal Reinvestment's Annual Report for its fiscal year ended December 31, 2001 and Semi-Annual Report for the six months ended June 30, 2002. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER   , 2002.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                           PAGE
                                                                                          -----
INTRODUCTION ..........................................................................      1
  General .............................................................................      1
  Record Date; Share Information ......................................................      1
  Proxies .............................................................................      2
  Expenses of Solicitation ............................................................      2
  Vote Required .......................................................................      3
SYNOPSIS ..............................................................................      3
  The Reorganization ..................................................................      4
  Fee Table ...........................................................................      4
  Tax Consequences of the Reorganization ..............................................      6
  Comparison of Municipal Reinvestment and Tax-Exempt .................................      6
PRINCIPAL RISK FACTORS ................................................................      8
THE REORGANIZATION ....................................................................     10
  The Proposal ........................................................................     10
  The Board's Consideration ...........................................................     10
  The Reorganization Agreement ........................................................     11
  Tax Aspects of the Reorganization ...................................................     13
  Description of Shares ...............................................................     14
  Capitalization Table (unaudited) ....................................................     15
  Appraisal Rights ....................................................................     15
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ........................     15
  Investment Objectives and Policies ..................................................     15
  Investment Restrictions .............................................................     18
ADDITIONAL INFORMATION ABOUT MUNICIPAL REINVESTMENT AND
 TAX-EXEMPT ...........................................................................     18
  General .............................................................................     18
  Financial Information ...............................................................     18
  Management ..........................................................................     19
  Description of Securities and Shareholder Inquiries .................................     19
  Custodian and Transfer Agent and Dividend Paying Agent ..............................     19
  Dividends, Distributions and Taxes ..................................................     19
  Purchases, Repurchases and Redemptions ..............................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...........................................     19
FINANCIAL STATEMENTS AND EXPERTS ......................................................     20
LEGAL MATTERS .........................................................................     20
AVAILABLE INFORMATION .................................................................     20
OTHER BUSINESS ........................................................................     21
Exhibit A - Agreement and Plan of Reorganization, dated July 25, 2002, by and between
 Municipal Reinvestment and Tax-Exempt ................................................    A-1
Exhibit B - Prospectus of Tax-Exempt dated February 28, 2002 ..........................    B-1

               MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 2002

                                 INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of the Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Municipal Reinvestment (the "Board") of proxies to be used at the Special Meeting of
Shareholders of Municipal Reinvestment to be held in the       at [    ] A.M.,
New York time, on December 10, 2002, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and
Prospectus will be made on or about October   , 2002.

     At the Meeting, Municipal Reinvestment shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between Municipal Reinvestment and Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt") pursuant to which substantially all of the assets of Municipal Reinvestment will be combined with those of Tax-Exempt in exchange for Class A shares of Tax-Exempt. As a result of this transaction, Shareholders will become shareholders of Tax-Exempt and will receive Class A shares of Tax-Exempt equal to the net asset value of their holdings in Municipal Reinvestment on the closing date of such transaction (the "Reorganization"). The Class A shares to be issued by Tax-Exempt pursuant to the Reorganization (the "Tax-Exempt Shares") will be issued at net asset value and will not be subject to any sales charge. Additionally, shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. Further information relating to Tax-Exempt is set forth herein and in Tax-Exempt's current Prospectus, dated February 28, 2002 ("Tax-Exempt's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Municipal Reinvestment contained herein has been supplied by Municipal Reinvestment and the information concerning Tax-Exempt contained herein has been supplied by Tax-Exempt.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on September 9, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were [          ] shares of Municipal Reinvestment issued and
outstanding. There are no Municipal

Reinvestment shares held by Municipal Reinvestment. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     [No persons were known to own of record or beneficially 5% or more of the outstanding shares of Municipal Reinvestment as of the Record Date. As of the Record Date, the trustees and officers of Municipal Reinvestment, as a group, owned less than 1% of the outstanding shares of Municipal Reinvestment.]

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Tax-Exempt as of the Record Date:
[   ] As of the Record Date, the trustees and officers of Tax-Exempt, as a group, owned less than 1% of the outstanding shares of Tax-Exempt.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Municipal Reinvestment at 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Municipal Reinvestment present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions will not count in favor of or against any such vote for adjournment.

EXPENSES OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate
$[       ] and will be borne by Municipal Reinvestment. Municipal Reinvestment and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by telephone or otherwise through officers of Municipal Reinvestment or officers and regular employees of Morgan Stanley

Investment Advisors Inc. ("Morgan Stanley Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW") without special compensation therefor. As described below, Municipal Reinvestment will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Municipal Reinvestment may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by D.F. King, Municipal Reinvestment
would pay D.F. King $[     ] and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Municipal Reinvestment has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact, and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder requests, which would be borne by Municipal Reinvestment.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the vote of a majority of the outstanding shares of Municipal Reinvestment which means the affirmative vote of the lesser of (1) the majority of the outstanding shares of Municipal Reinvestment, or (2) 67% or more of the shares of Municipal Reinvestment represented in person or by proxy and entitled to vote at the Meeting, provided a quorum (i.e., more than 50%) of the outstanding shares is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Municipal Reinvestment will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Tax-Exempt's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Municipal Reinvestment, subject to stated liabilities, to Tax-Exempt in exchange for the Tax-Exempt Shares. The aggregate net asset value of the Tax-Exempt Shares issued in the exchange will equal the aggregate value of the net assets of Municipal Reinvestment received by Tax-Exempt. On or after the closing date of the Reorganization (the "Closing Date"), Municipal Reinvestment will distribute the Tax-Exempt Shares received by Municipal Reinvestment to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Municipal Reinvestment and Municipal Reinvestment will thereafter be de-registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and dissolved under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Tax-Exempt Shares equal in value to such Shareholder's pro rata interest in the net assets of Municipal Reinvestment transferred to Tax-Exempt. Accordingly, as a result of the Reorganization, each Shareholder of Municipal Reinvestment will become a holder of Class A shares of Tax-Exempt. Additionally, Shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge. Shareholders holding their shares of Municipal Reinvestment in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Municipal Reinvestment will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Municipal Reinvestment's investment company taxable income for all periods since the inception of Municipal Reinvestment through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Municipal Reinvestment's net capital gain, if any, realized in such periods (after reduction of any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MUNICIPAL REINVESTMENT ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MUNICIPAL REINVESTMENT AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     Municipal Reinvestment and Tax-Exempt each pay a variety of expenses for management of their assets, distribution of their shares (Tax-Exempt) and other services, and those expenses are reflected in the net asset value per share of each fund. The following table briefly describes the fees and expenses that a shareholder of Municipal Reinvestment and a Class A shareholder of Tax-Exempt may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Municipal Reinvestment for its fiscal year ended December 31, 2001 and on expenses paid by Class A shares of Tax-Exempt for its fiscal year ended December 31, 2001. The table also sets forth pro forma fees for the surviving combined fund (Tax-Exempt) reflecting what the fee schedule would have been on June 30, 2002, if the Reorganization had been consummated twelve
(12) months prior to that date and assuming Class A fees and expenses.

Shareholder Fees


                                                                                                          PRO FORMA
                                                                                                           COMBINED
                                                              MUNICIPAL           TAX-EXEMPT              TAX-EXEMPT
                                                            REINVESTMENT          (CLASS A)               (CLASS A)
                                                           --------------   ---------------------   ---------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                           none                4.25%(1)(2)              4.25%(1)(2)

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                     none                none                     none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                          none                none(3)                  none(3)

REDEMPTION FEES                                                none                none                     none

EXCHANGE FEE                                                   none                none                     none

----------
(1) Shareholders of Municipal Reinvestment will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge.

(2)   Reduced for purchases of $25,000 and over.

(3) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. Shareholders of Class A shares of Tax-Exempt who utilize the Class A shares of Tax-Exempt to reinvest distributions received on their holdings of certain unit investment trusts will be able to redeem their Class A shares of Tax-Exempt without the imposition of a CDSC.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                                    PRO FORMA
                                                                                     COMBINED
                                                     MUNICIPAL       TAX-EXEMPT     TAX-EXEMPT
                                                    REINVESTMENT      (CLASS A)     (CLASS A)
                                                   --------------   ------------   -----------
MANAGEMENT FEES                                        0.50%           0.42%         0.41%

DISTRIBUTION AND SERVICE (12b-1) FEES                  none            0.17%         0.17%

OTHER EXPENSES                                         0.41%           0.07%         0.08%

TOTAL ANNUAL FUND OPERATING EXPENSES                   0.91%           0.66%         0.66%

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Municipal Reinvestment or Class A shares of Tax-Exempt or the new combined fund (Tax-Exempt), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions.

     If a Shareholder SOLD His Shares:

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        --------   ---------   ---------   ---------
Municipal Reinvestment ..............................     $ 93        $290        $504      $1,120
Tax-Exempt (Class A) ................................     $490        $627        $777      $1,213
Pro Forma Combined -- Tax-Exempt (Class A) ..........     $490        $627        $777      $1,213

     If a Shareholder HELD His Shares:

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        --------   ---------   ---------   ---------
Municipal Reinvestment ..............................     $ 93        $290        $504      $1,120
Tax-Exempt (Class A) ................................     $490        $627        $777      $1,213
Pro Forma Combined -- Tax-Exempt (Class A) ..........     $490        $627        $777      $1,213

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Municipal Reinvestment and Tax-Exempt -- Investment Management and Administration Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Municipal Reinvestment and Tax-Exempt, will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Municipal Reinvestment or the shareholders of Municipal Reinvestment for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF MUNICIPAL REINVESTMENT AND TAX-EXEMPT

     INVESTMENT OBJECTIVES AND POLICIES. Municipal Reinvestment and Tax-Exempt have similar investment objectives. Both Municipal Reinvestment and Tax-Exempt seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The respective investment objectives of Municipal Reinvestment and Tax-Exempt are fundamental and may not be changed without respective shareholder approval.

     Tax-Exempt seeks to achieve its investment objective by investing at least 80% of its total assets in securities that pay interest exempt from federal income taxes, i.e., municipal obligations. Municipal Reinvestment seeks to achieve its investment objective by investing its net assets exclusively in municipal obligations. Income dividend distributions of Tax-Exempt and Municipal Reinvestment, to the extent derived from municipal obligations, are normally exempt from federal income taxes. However, Tax-Exempt's investments in municipal obligations may be subject to the alternative minimum tax for certain investors. Under normal circumstances, Tax-Exempt has a 20% limit on investments in municipal obligations subject to the alternative minimum tax.

     Other than as set forth above, the investment policies of Municipal Reinvestment and Tax-Exempt are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     INVESTMENT MANAGEMENT AND ADMINISTRATION FEES. Pursuant to an Investment Management Agreement, Municipal Reinvestment's investment adviser, Morgan Stanley Advisors, manages Municipal Reinvestment's assets, including placing orders for the purchase and sale of portfolio securities. Morgan Stanley Advisors obtains and evaluates such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to manage the assets of Municipal Reinvestment in a manner consistent with its objective and policies. As compensation for advisory services provided to Municipal Reinvestment, Municipal Reinvestment pays Morgan Stanley Advisors an advisory fee, calculated daily and payable monthly, by applying the annual rate of 0.50% to the fund's daily net assets. With respect to Tax-Exempt, the fund pays Morgan Stanley Advisors for its services pursuant to an Investment Management Agreement monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the fund: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.300% of the portion of the daily net assets exceeding $2.5 billion. Each class of shares of Tax-Exempt is subject to the same management fee rates.

     Municipal Reinvestment shares are offered exclusively to the holders of certain unit investment trusts ("UITs") as an investment option for reinvesting distributions received on units of these trusts, and therefore do not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Tax-Exempt has adopted a 12b-1 Plan to provide for the reimbursement of Morgan Stanley Distributors Inc., the fund's distributor (the "Distributor"), and others for the expenses of certain activities and services incurred by them in connection with the distribution of shares of fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     OTHER SIGNIFICANT FEES. Both Municipal Reinvestment and Tax-Exempt pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Municipal Reinvestment is only offered to the holders of certain UITs as an investment option for reinvesting distributions received on units of these trusts. Municipal Reinvestment is a no-load fund and does not impose any sales charges and does not charge account fees.

     Class A shares of Tax-Exempt are normally sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in the fund's Prospectus). Subsequent to the Reorganization, all Municipal Reinvestment shares will be designated Class A shares of Tax-Exempt, and shareholders of Municipal Reinvestment and other shareholders will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain UITs without the imposition of a sales charge and will also be able to redeem their Class A shares of Tax-Exempt without the imposition of a CDSC. In addition, such shareholders will not be subject to the minimum investment requirements of Tax-Exempt.

     Tax-Exempt offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees and ongoing expenses. For further information relating to each of the classes of Tax-Exempt's shares, see the section entitled, "Share Class Arrangements" in Tax-Exempt's Prospectus attached hereto.

     The CDSC charge is paid to the Distributor. Shares of Tax-Exempt are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of Tax-Exempt, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus. Subsequent to the Reorganization, Shareholders of Municipal Reinvestment and shareholders who utilize the Class A shares of Tax-Exempt to reinvest distributions received on their holdings of certain unit investment trusts will be able to redeem their Class A shares of Tax-Exempt without the imposition of a CDSC.

     Shares of each class of Tax-Exempt may be exchanged for shares of the same class of any other Morgan Stanley Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Tax-Exempt may be exchanged for shares of Morgan Stanley Limited Duration U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are listed as money market funds inside the back cover of each fund's Prospectus (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Tax-Exempt may also be exchanged for shares of Morgan Stanley Hawaii Municipal Trust and Morgan Stanley Multi-State Municipal Series Trust, without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will be applicable to former Shareholders of Municipal Reinvestment.

     No CDSC is imposed at the time of any exchange of shares of Tax-Exempt, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a shareholder of Tax-Exempt remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Tax-Exempt provides telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Tax-Exempt, see the section entitled "How to Exchange Shares" in Tax-Exempt's Prospectus.

     Shareholders of Municipal Reinvestment and Tax-Exempt may redeem their shares for cash at any time at the net asset value per share next determined; however, with respect to Tax-Exempt, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Municipal Reinvestment and Tax-Exempt offer a reinstatement privilege. With respect to Municipal Reinvestment, a shareholder who has not previously exercised such privilege whose shares have been sold, may, within thirty-five days after the date of sale, invest any portion the proceeds in Municipal Reinvestment shares at net asset value. With respect to Tax-Exempt, a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Municipal Reinvestment and Tax-Exempt may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Tax-Exempt and Municipal Reinvestment declare income dividends daily and pay dividends from net investment income monthly. Both funds usually distribute net capital gains, if any, in June and December. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. Both funds automatically reinvest dividends and capital gains distributions in additional shares at net asset value unless the shareholder elects to receive cash. As discussed above, Tax-Exempt's and Municipal Reinvestment's income dividend distributions to shareholders are generally exempt from federal income taxes. For more details relating to how each fund makes distributions, see the section "Distributions" in each fund's Prospectus.

                            PRINCIPAL RISK FACTORS

     The share price and yield of Tax-Exempt and Municipal Reinvestment will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either Tax-Exempt or Municipal Reinvestment are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     Tax-Exempt and Municipal Reinvestment may invest up to 25% of their assets in municipal obligations rated in the lowest investment grade category or, if unrated, are deemed to be of comparable quality by the Investment Manager. Both funds may also invest up to 5% of their assets in municipal obligations rated below investment grade (i.e., junk bonds), or, if unrated, are determined to be of comparable quality by the Investment Manager. Lower rated obligations are generally subject to increased credit and interest rate risk and thus have speculative characteristics. As a result, these securities are generally more volatile and less liquid than higher rated securities.

     Both Tax-Exempt and Municipal Reinvestment may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

     Both Tax-Exempt and Municipal Reinvestment may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property.

     Certain of the municipal obligations that Tax-Exempt and Municipal Reinvestment may invest in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

     Tax-Exempt may also invest in futures obligations which are considered speculative in nature and involve certain risks.

     The foregoing discussion is a summary of the principal risk factors of Municipal Reinvestment and Tax-Exempt. For a more complete discussion of the risks of Tax-Exempt, see "Principal Risks" and "Additional Risk Information" in Tax-Exempt's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Municipal Reinvestment, including the Independent Trustees, having reviewed the financial position of Municipal Reinvestment, the ability of Shareholders of Municipal Reinvestment to realize the net asset value of their shares and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Municipal Reinvestment and its Shareholders and that the interests of Municipal Reinvestment's Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Municipal Reinvestment.


THE BOARD'S CONSIDERATION

     At a meeting held on July 25, 2002, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expense ratios of Municipal Reinvestment and the Class A shares of Tax-Exempt. The Board also considered other factors, including, but not limited to: comparable investment objectives, policies, restrictions and portfolios of Municipal Reinvestment and Tax-Exempt; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Municipal Reinvestment and Tax-Exempt in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Municipal Reinvestment considered that the Reorganization would have the following benefits to Shareholders:

     2. Once the Reorganization is consummated, the expenses which would be borne by Class A shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of Municipal Reinvestment. This is partially attributable to the fact that Tax-Exempt's investment management fee rate (0.42% of its net assets) was lower for its last fiscal year than Municipal Reinvestment's management fee rate (0.50%) for its last fiscal year. Furthermore, the rate of other expenses paid by Class A of the surviving Tax-Exempt (0.07% of average daily net assets) for its last fiscal year was significantly lower than the rate of other expenses paid by Municipal Reinvestment (0.41% of average daily net assets) for its last fiscal year. In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for Municipal Reinvestment (0.91% for its fiscal year ended December 31, 2001) was materially higher than the expense ratio for Class D shares of Tax-Exempt (0.66% for its fiscal year ended December 31, 2001).

     3. Shareholders of Municipal Reinvestment would have a continued participation in a portfolio of municipal obligations normally exempt from federal income tax. Additionally, shareholders will be able to utilize the Class A shares of Tax-Exempt as an investment option for reinvesting distributions received on their holdings in certain UITs without the imposition of a sales charge.

     4. Shareholders would have the ability to exchange their Class A shares of Tax-Exempt acquired as a result of the Reorganization into Class A shares of any Morgan Stanley Multi-Class Fund without the imposition of any sales charges or additional fees. Municipal Reinvestment currently does not offer any exchange privileges.

     5. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Municipal Reinvestment or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Tax-Exempt, including a majority of the Independent Trustees of Tax-Exempt, also have determined that the Reorganization is in the best interests of Tax-Exempt and its shareholders and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result thereof. The transaction will enable Tax-Exempt to acquire investment securities which are consistent with Tax-Exempt's investment objective, without the costs attendant to the purchase of such securities in the market. Also, the addition of Municipal Reinvestment's assets to Tax-Exempt's portfolio may result in a further reduction in Tax-Exempt's investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule and may result also in the economies of scale described above. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Municipal Reinvestment will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Municipal Reinvestment as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Tax-Exempt on the Closing Date in exchange for the assumption by Tax-Exempt of stated liabilities of Municipal Reinvestment, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Municipal Reinvestment prepared by the Treasurer of Municipal Reinvestment, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Tax-Exempt Shares; (ii) such Tax-Exempt Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Municipal Reinvestment would be de-registered as an investment company under the 1940 Act; (iv) Municipal Reinvestment would be dissolved as a Massachusetts business trust; and (v) the outstanding shares of Municipal Reinvestment would be canceled.

     The number of Tax-Exempt Shares to be delivered to Municipal Reinvestment will be determined by dividing the aggregate net asset value of the shares of Municipal Reinvestment acquired by Tax-Exempt by the net asset value per share of the Class A shares of Tax-Exempt; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Municipal Reinvestment and Tax-Exempt may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of Municipal Reinvestment had an aggregate net asset value (not including any Cash Reserve of Municipal Reinvestment) of $100,000. If the net asset value per Class A share of Tax-Exempt were $10 per share at the close of business on the Valuation Date, the number of Class A shares of Tax-Exempt to be issued would be 10,000 ($100,000 (divided by)
$10). These 10,000 Class A shares of of Tax-Exempt would be distributed to the former Shareholders of Municipal Reinvestment. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Municipal Reinvestment will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Tax-Exempt Shares it receives. Each Shareholder will receive Class A shares of Tax-Exempt that corresponds to the shares of Municipal Reinvestment currently held by that Shareholder. Tax-Exempt will cause its transfer agent to credit and confirm an appropriate number of Tax-Exempt Shares to each Shareholder. Certificates for Tax-Exempt Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Tax-Exempt. Shareholders who wish to receive certificates representing their Tax-Exempt Shares must, after receipt of their confirmations, make a written request to Tax-Exempt's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311. Shareholders of Municipal Reinvestment holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement (attached hereto as Exhibit A) and the occurrence of the events described in those Sections, certain of which may be waived by Municipal Reinvestment or Tax-Exempt. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by Municipal Reinvestment, which expenses are expected to
approximate $       . Municipal Reinvestment and Tax-Exempt will bear all of
their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Municipal Reinvestment, and Tax-Exempt. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by April 30, 2003, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Municipal Reinvestment shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Municipal Reinvestment that received Tax-Exempt Shares. Municipal Reinvestment shall be de-registered as an investment company under the 1940 Act, and dissolved under Massachusetts law promptly following the distributions of shares of Tax-Exempt to Shareholders of record of Municipal Reinvestment.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Municipal Reinvestment (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Tax-Exempt Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Municipal Reinvestment recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Municipal Reinvestment at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Municipal Reinvestment thereafter will be treated as requests for redemption of shares of the Combined Fund.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Municipal Reinvestment will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Municipal Reinvestment's investment company taxable income for all periods since the inception of Municipal Reinvestment through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Municipal Reinvestment's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Municipal Reinvestment and Tax-Exempt will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Municipal Reinvestment and Tax-Exempt (including a representation to the effect that Tax-Exempt has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Municipal Reinvestment acquired in the Reorganization except for dispositions made in the ordinary course of business and will reinvest any proceeds consistent with its investment objectives and policies):

     1. The transfer of Municipal Reinvestment's assets in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Municipal Reinvestment followed by the distribution by Municipal Reinvestment of the Tax-Exempt Shares to Shareholders in exchange for their Municipal Reinvestment shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Reinvestment and Tax-Exempt will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Municipal Reinvestment solely in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Municipal Reinvestment;

     3. No gain or loss will be recognized by Municipal Reinvestment upon the transfer of the assets of Municipal Reinvestment to Tax-Exempt in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to Shareholders in exchange for their Municipal Reinvestment shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Municipal Reinvestment for the Tax-Exempt Shares;

     5. The aggregate tax basis for the Tax-Exempt Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Municipal Reinvestment held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Tax-Exempt Shares to be received by each Shareholder will include the period during which the shares of Municipal Reinvestment surrendered in exchange therefor were held (provided such shares in Municipal Reinvestment were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Municipal Reinvestment acquired by Tax-Exempt will be the same as the tax basis of such assets of Municipal Reinvestment immediately prior to the Reorganization; and

     8. The holding period of the assets of Municipal Reinvestment in the hands of Tax-Exempt will include the period during which those assets were held by Municipal Reinvestment.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Municipal Reinvestment nor Tax-Exempt has sought or will seek a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO MUNICIPAL REINVESTMENT AND TAX-EXEMPT. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Municipal Reinvestment and Tax Exempt. The effect of any such limitations will depend on the existence and amount of Municipal Reinvestment and Tax-Exempt capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers and built-in losses of Tax-Exempt. The effect of any such limitations will depend on the existence and amount of Tax-Exempt's capital loss carryovers and built-in losses at the time of the Reorganization. A fund will have built in losses in its assets if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on March 28, 2002, each year approximately $[ ] million of Tax-Exempt's capital loss carryovers would have been able to be used to offset capital gains of the Combined Fund. The Reorganization should not have any effect on the capital loss carryovers and built-in losses of Municipal Reinvestment.

DESCRIPTION OF SHARES

     Class A shares of Tax-Exempt to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Tax-Exempt and transferable without restrictions and will have no preemptive rights.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Tax-Exempt and Municipal Reinvestment as of August 30, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                                     NET ASSET
                                                                        SHARES         VALUE
                                                    NET ASSETS       OUTSTANDING     PER SHARE
                                                -----------------   -------------   ----------
Municipal Reinvestment                             $75,099,261        6,149,098      $12.21
Tax-Exempt
 (Class A)                                         $37,212,341        3,134,654      $11.87
 (Class B)                                        $229,547,283       19,245,080      $11.93
 (Class C)                                         $24,474,018        2,056,779      $11.90
 (Class D)                                      $1,186,256,727       99,915,976      $11.87
Total Tax-Exempt (Class A-D)                    $1,477,490,369           --             --
Combined Fund (pro forma)
 (Class A)                                        $112,311,602        9,461,466      $11.87
 (Class B)                                        $229,547,283       19,245,080      $11.93
 (Class C)                                         $24,474,018        2,056,779      $11.90
 (Class D)                                      $1,186,256,727       99,915,976      $11.87
Total Combined Fund (pro forma) (Tax-Exempt)
 (Class A-D)                                    $1,552,589,630           --             --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Municipal Reinvestment and Tax-Exempt both seek to provide a high level of current income exempt from federal income tax consistent with the preservation of capital as their investment objective.

     Tax-Exempt invests at least 80% of its total assets, and Municipal Reinvestment invests exclusively, in securities that pay interest exempt from federal income taxes. These aforementioned policies are fundamental and may not be changed without shareholder approval. Each fund invests at least 75% of its assets in (i) municipal bonds rated within the three highest grades by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); (ii) municipal notes rated within the two highest grades by Moody's, S&P or Fitch, or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper rated within the highest grade by such rating organizations or, in the case of Municipal Reinvestment, if unrated, are determined by the Investment Manager to be of comparable quality. Each fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, each fund may only invest up to 5% of its assets in municipal obligations rated below investment grade (Ba or BB or lower by Moody's or S&P), commonly known as "junk bonds" or if unrated are determined by the Investment Manager to be of comparable quality. A general description of Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set forth in each fund's "Statement of Additional Information."

     Tax-Exempt may invest up to 20% of its assets in securities subject to the "alternative minimum tax" ("AMT") unless the fund has adopted a temporary defensive posture as set forth below. The result of investing in securities subject to the AMT is that some taxpayers may have to pay tax on income distributions from Tax-Exempt.

     Tax-Exempt may invest up to 20% of its assets in taxable money market instruments.

     Both Tax-Exempt and Municipal Reinvestment may take temporary "defensive" positions that are inconsistent with their respective principal investment strategies in attempting to respond to adverse market conditions. During a temporary defensive period Tax-Exempt may invest more than 20% of its assets in investments, the income of which may be subject to federal income taxes. In addition, during such a defensive posture, Tax-Exempt may also invest any amount of its assets in tax-exempt securities subject to the AMT. During a temporary "defensive" posture, Municipal Reinvestment may invest any amount of its assets in tax-exempt, short-term securities or hold cash. When the funds take a defensive position, they may not achieve their respective investment objectives.

     Both Municipal Reinvestment and Tax-Exempt may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rates on the obligations will increase and if market interest rates increase, the interest rates on the obligations will fall.

     Both Municipal Reinvestment and Tax-Exempt may purchase securities on a when-issued or delayed delivery basis or, in the case of Tax-Exempt, may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the funds' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis (Tax-Exempt) may increase the volatility of their respective net asset value.

     Both Municipal Reinvestment and Tax-Exempt may purchase variable rate or floating rate municipal obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right to demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit of purchasing obligations with a demand feature is that liquidity, and the ability to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     Tax-Exempt may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such investments. Repurchase agreements may be viewed as a type of secured lending and typically involve the acquisition by a fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. It is the policy of Tax-Exempt not to invest in repurchase agreements that do not mature within seven days, if any such investments amount to more than 10% of Tax-Exempt's net assets together with any other illiquid assets held by Tax-Exempt.

     Tax-Exempt may also lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Tax-Exempt may not lend more than 25% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

     Tax-Exempt may purchase and sell financial futures contracts and may purchase and write put and call options on such futures contracts for the purpose of hedging its portfolio securities against changes in prevailing interest rates. The fund may also invest in municipal bond index futures. The fund may not purchase and sell futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the fund's total assets.

     Tax-Exempt may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of their respective portfolios. Tax-Exempt will only write covered call or put options, or buy call or put options, which are listed on national securities exchanges. Tax-Exempt may not write covered options in an amount exceeding 20% of the value of its respective total assets and will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the fund's total assets.

     Tax-Exempt may purchase securities on a when, as and if issued basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The value of the fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

     Municipal Reinvestment may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the fund to be fully invested in securities, the interest on which is exempt from federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put.

     Both funds may invest in zero coupon securities. Zero coupon securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. A zero coupon security pays no interest to its holder during its life.

     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of Tax-Exempt's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in Tax-Exempt's Prospectus and "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Municipal Reinvestment and Tax-Exempt as fundamental policies are substantially identical and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows:

     Municipal Reinvestment may not write, purchase or sell puts, calls or combinations thereof on any securities or futures contracts except that Municipal Reinvestment may acquire rights to resell (otherwise known as "puts") municipal obligations at an agreed upon price and/or time. Tax-Exempt has no such restrictions.

     In addition, Tax-Exempt may not invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities. Municipal Reinvestment has no such restriction.

      ADDITIONAL INFORMATION ABOUT MUNICIPAL REINVESTMENT AND TAX-EXEMPT

GENERAL

     For a discussion of the organization and operation of Municipal Reinvestment and Tax-Exempt, see "Fund Management" and "Investment Objective" in, and the cover page of, each fund's Prospectus, and "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in each fund's Statement of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about Municipal Reinvestment and Tax-Exempt, see "Financial Highlights" and "Past Performance" in each fund's Prospectus.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Municipal Reinvestment and Tax-Exempt, see "Fund Management" in each fund's Prospectus and "Investment Management and Other Services" in each fund's Statement of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Municipal Reinvestment and Tax-Exempt, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in each fund's Statement of Additional Information.

CUSTODIAN AND TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for each of Municipal Reinvestment's and Tax-Exempt's shares and the Dividend Disbursing Agent for payment of dividends and distributions on their respective shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311. The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the assets of both Municipal Reinvestment and Tax-Exempt.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Municipal Reinvestment and Tax-Exempt are each qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and each generally distributes sufficient income and gains so that it will not pay corporate income tax on its earnings. Income dividend distributions made by Municipal Reinvestment or Tax-Exempt are exempt from federal income taxes, to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local taxes. Additionally, income derived from some municipal securities is subject to the federal "alternative minimum tax" and although interest on these securities is generally exempt from federal income tax, some shareholders who have many deductions or exemptions nevertheless may have to pay tax on the income. Capital gain distributions are normally subject to federal income tax when they are paid. Any short-term capital gain distributions are taxable to shareholders as ordinary income. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, no matter how long a shareholder has owned shares in Municipal Reinvestment or Tax-Exempt. After the end of each calendar year, Municipal Reinvestment and Tax-Exempt shareholders are sent a statement showing the taxable distributions paid to them in the previous year. The statement provides information on their dividends and capital gains for tax purposes.

     For a further discussion of Tax-Exempt's and Municipal Reinvestment's policies with respect to dividends, distributions and taxes, see
"Distributions" and "Tax Consequences" in each fund's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions".

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Municipal Reinvestment's and Tax-Exempt's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in Tax-Exempt's Prospectus, and "Who is Eligible to Invest in the Fund and How are Investments Made?" and "How to sell Shares" in Municipal Reinvestment's Prospectus.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Municipal Reinvestment's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 and its Semi-Annual Report for the six month period ended June 30, 2002. For a discussion of Tax-Exempt's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 2001 and its Semi-Annual Report for the six month period ended June 30, 2002, each accompanying this Proxy Statement and Prospectus.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Tax-Exempt, for the fiscal year ended December 31, 2001, and the financial statements of Municipal Reinvestment, for the fiscal year ended December 31, 2001, have been audited by Deloitte & Touche LLP, independent auditors, and are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part. These financial statements have been incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Tax-Exempt will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Municipal Reinvestment and Tax-Exempt is available, as applicable, in the following documents which are incorporated herein by reference: (i) Tax-Exempt's Prospectus dated February 28, 2002, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 25 to Tax-Exempt's Registration Statement on Form N-1A (File Nos. 2-66268; 811-2979); (ii) Tax-Exempt's Annual Report for its fiscal year ended December 31, 2001, and its succeeding Semi-Annual Report for the six months ended June 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) Municipal Reinvestment's Prospectus dated February 28, 2002, which Prospectus forms a part of Post-Effective Amendment No. 19 to Municipal Reinvestment's Registration Statement on Form N-1A (File Nos. 2-84376; 811-3878); and (iv) Municipal Reinvestment's Annual Report for its fiscal year ended December 31, 2001, and its succeeding Semi-Annual Report for the six months ended June 30, 2002. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Municipal Reinvestment and Tax-Exempt are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Municipal Reinvestment and Tax-Exempt which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Municipal Reinvestment knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees


                                      Barry Fink, Secretary


         , 2002

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of July, 2002, by and between MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST, a Massachusetts business trust ("Tax-Exempt") and MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND, a Massachusetts business trust ("Municipal Reinvestment").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Tax-Exempt of substantially all of the assets of Municipal Reinvestment in exchange for the assumption by Tax-Exempt of all stated liabilities of Municipal Reinvestment and the issuance by Tax-Exempt of Class A shares of beneficial interest, par value $0.01 per share (the "Tax-Exempt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Municipal Reinvestment in liquidation of Municipal Reinvestment as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF MUNICIPAL REINVESTMENT

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Reinvestment agrees to assign, deliver and otherwise transfer the Municipal Reinvestment Assets (as defined in paragraph 1.2) to Tax-Exempt and Tax-Exempt agrees in exchange therefor to assume all of Municipal Reinvestment stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Municipal Reinvestment the number of Tax-Exempt Shares, including fractional Tax-Exempt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Municipal Reinvestment Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Municipal Reinvestment, and any deferred or prepaid expenses shown as an asset on Municipal Reinvestment's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Municipal Reinvestment will provide Tax-Exempt with a list of all of Municipal Reinvestment assets to be assigned, delivered and otherwise transferred to Tax-Exempt and of the stated liabilities to be assumed by Tax-Exempt pursuant to this Agreement. Municipal Reinvestment reserves the right to sell any of the securities on such list but will not, without the prior approval of Tax-Exempt, acquire any additional securities other than securities of the type in which Tax-Exempt is permitted to invest and in amounts agreed to in writing by Tax-Exempt. Tax-Exempt will, within a reasonable time prior to the Valuation Date, furnish Municipal Reinvestment with a statement of Tax-Exempt's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Tax-Exempt's investment objective, policies and restrictions. In the event that Municipal Reinvestment holds any investments that Tax-Exempt is not permitted to hold, Municipal Reinvestment will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Municipal Reinvestment and Tax-Exempt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Tax-Exempt with respect to such investments, Municipal Reinvestment if requested by Tax-Exempt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Municipal Reinvestment will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Tax-Exempt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Municipal Reinvestment prepared by the Treasurer of Municipal Reinvestment, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Municipal Reinvestment may establish a cash reserve, which shall not exceed 5% of Municipal Reinvestment's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Municipal Reinvestment and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Municipal Reinvestment to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Municipal Reinvestment will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Municipal Reinvestment will distribute Tax-Exempt Shares received by Municipal Reinvestment pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Municipal Reinvestment Shareholders"). Each Municipal Reinvestment Shareholder will receive Class A shares of Tax-Exempt. Such distribution will be accomplished by an instruction, signed by the Secretary of Municipal Reinvestment, to transfer Tax-Exempt Shares then credited to Municipal Reinvestment's account on the books of Tax-Exempt to open accounts on the books of Tax-Exempt in the names of the Municipal Reinvestment Shareholders and representing the respective pro rata number of Tax-Exempt Shares due such Municipal Reinvestment Shareholders. All issued and outstanding shares of Municipal Reinvestment simultaneously will be canceled on Municipal Reinvestment's books; however, share certificates representing interests in Municipal Reinvestment will represent a number of Tax-Exempt Shares after the Closing Date as determined in accordance with paragraph 2.3. Tax-Exempt will issue certificates representing Tax-Exempt Shares in connection with such exchange only upon the written request of a Municipal Reinvestment Shareholder.

     1.6 Ownership of Tax-Exempt Shares will be shown on the books of Tax-Exempt's transfer agent. Tax-Exempt Shares will be issued in the manner described in Tax-Exempt's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Tax-Exempt Shares in a name other than the registered holder of Tax-Exempt Shares on Municipal Reinvestment's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Tax-Exempt Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Municipal Reinvestment is and shall remain the responsibility of Municipal Reinvestment up to and including the date on which Municipal Reinvestment is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Municipal Reinvestment shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Municipal Reinvestment as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Municipal Reinvestment, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Municipal Reinvestment for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Municipal Reinvestment shall be dissolved under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Municipal Reinvestment in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Tax-Exempt or their designee and Tax-Exempt or its designee shall comply with applicable record retention requirements to which Municipal Reinvestment is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the Municipal Reinvestment Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Municipal Reinvestment of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Municipal Reinvestment's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Tax-Exempt Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.3 The number of Tax-Exempt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of Municipal Reinvestment shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class A shares of Tax-Exempt (determined in accordance with paragraph 2.2) without the imposition of a front-end sales charge. For purposes of this paragraph, the aggregate net asset value of the shares of Municipal Reinvestment shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Tax-Exempt. Tax-Exempt shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m.
Eastern time on       , 2002, or at such other time as the parties may agree.
The Closing shall be held at [     ]. All acts taking place at the Closing
shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Municipal Reinvestment and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Tax-Exempt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Municipal Reinvestment to the Custodian for the account of Tax-Exempt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Tax-Exempt Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Tax-Exempt and Municipal Reinvestment, accurate appraisal of the value of the net assets of Tax-Exempt or the Municipal Reinvestment Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Municipal Reinvestment shall deliver to Tax-Exempt or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Municipal Reinvestment Shareholders and the number and percentage ownership of outstanding Municipal Reinvestment shares owned by each such Municipal Reinvestment Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Municipal Reinvestment Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Tax-Exempt shall issue and deliver to such Secretary a confirmation evidencing delivery of Tax-Exempt Shares to be credited on the Closing Date to Massachusetts Series or provide evidence satisfactory to Municipal Reinvestment that such Tax-Exempt Shares have been credited to Municipal Reinvestment's account on the books of Tax-Exempt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF TAX-EXEMPT AND MUNICIPAL REINVESTMENT

     4.1 Except as otherwise expressly provided herein with respect to Municipal Reinvestment, Tax-Exempt and Municipal Reinvestment each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Tax-Exempt will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Tax-Exempt Shares ("Registration Statement"). Municipal Reinvestment will provide Tax-Exempt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Municipal Reinvestment will further provide Tax-Exempt with such other information and documents relating to Municipal Reinvestment as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Municipal Reinvestment will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

Municipal Reinvestment will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Tax-Exempt will furnish Municipal Reinvestment with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Tax-Exempt as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Municipal Reinvestment will assist Tax-Exempt in obtaining such information as Tax-Exempt reasonably requests concerning the beneficial ownership of Municipal Reinvestment shares.

     4.5 Subject to the provisions of this Agreement, Tax-Exempt and Municipal Reinvestment will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Municipal Reinvestment shall furnish or cause to be furnished to Tax-Exempt within 30 days after the Closing Date a statement of Municipal Reinvestment's assets and liabilities as of the Closing Date, which statement shall be certified by Municipal Reinvestment's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Municipal Reinvestment shall furnish Tax-Exempt, in such form as is reasonably satisfactory to Tax-Exempt, a statement certified by Municipal Reinvestment's Treasurer of earnings and profits of Municipal Reinvestment for Federal income tax purposes that will be carried over to Tax-Exempt pursuant to
Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Municipal Reinvestment (a) shall prepare and file all Federal and other tax returns and reports of Municipal Reinvestment required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and
(b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Tax-Exempt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Tax-Exempt represents and warrants to Municipal Reinvestment as follows:

         (a) Tax-Exempt is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Tax-Exempt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Exempt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Tax-Exempt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Tax-Exempt conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Tax-Exempt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Tax-Exempt's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Exempt is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Tax-Exempt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Tax-Exempt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2001, of Tax-Exempt audited by Deloitte & Touche LLP (copies of which have been furnished to Municipal Reinvestment), fairly present, in all material respects, Tax-Exempt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Tax-Exempt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Tax-Exempt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. Tax-Exempt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Tax-Exempt, and this Agreement constitutes a valid and binding obligation of Tax-Exempt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Tax-Exempt's performance of this Agreement;

         (j) Tax-Exempt Shares to be issued and delivered to Municipal Reinvestment, for the account of the Municipal Reinvestment Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Tax-Exempt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement;

         (k) All material Federal and other tax returns and reports of Tax-Exempt required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Tax-Exempt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Tax-Exempt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Tax-Exempt to continue to meet the requirements of Subchapter M of the Code;

         (m) Since December 31, 2001 there has been no change by Tax-Exempt in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Tax-Exempt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Tax-Exempt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Municipal Reinvestment represents and warrants to Tax-Exempt as follows:

         (a) Municipal Reinvestment is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Municipal Reinvestment is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Municipal Reinvestment have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Municipal Reinvestment are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Municipal Reinvestment is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current prospectus and Statement of Additional Information of Municipal Reinvestment conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Municipal Reinvestment is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Municipal Reinvestment's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipal Reinvestment is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Municipal Reinvestment or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Municipal Reinvestment knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Municipal Reinvestment for the year ended December 31, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Tax-Exempt) fairly present, in all material respects, Municipal Reinvestment's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Municipal Reinvestment (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Municipal Reinvestment has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Municipal Reinvestment are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Municipal Reinvestment's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Municipal Reinvestment does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Municipal Reinvestment, and subject to the approval of Municipal Reinvestment's shareholders, this Agreement constitutes a valid and binding obligation of Municipal Reinvestment, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Municipal Reinvestment's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Municipal Reinvestment required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Municipal Reinvestment's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Municipal Reinvestment, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Municipal Reinvestment to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Municipal Reinvestment will have good and valid title to the Municipal Reinvestment Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Municipal Reinvestment which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Tax-Exempt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Municipal Reinvestment's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Tax-Exempt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
     (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Municipal Reinvestment for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Municipal Reinvestment will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Municipal Reinvestment has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Municipal Reinvestment is not acquiring Tax-Exempt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL REINVESTMENT

     The obligations of Municipal Reinvestment to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Exempt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Tax-Exempt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Tax-Exempt shall have delivered to Municipal Reinvestment, a certificate of its President and Treasurer, in a form reasonably satisfactory to Municipal Reinvestment and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Exempt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Municipal Reinvestment shall reasonably request;

     6.3 Municipal Reinvestment shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Tax-Exempt, dated as of the Closing Date, to the effect that:

         (a) Tax-Exempt is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Tax-Exempt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Municipal Reinvestment, is a valid and binding obligation of Tax-Exempt enforceable against Tax-Exempt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Tax-Exempt Shares to be issued to Municipal Reinvestment Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information), and no shareholder of Tax-Exempt has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Tax-Exempt's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Tax-Exempt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Tax-Exempt's Prospectus dated February 28, 2002 and Statement of Additional Information dated February 28, 2002.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT

     The obligations of Tax-Exempt to complete the transactions provided for herein shall be subject, at its election, to the performance by Municipal Reinvestment of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Municipal Reinvestment contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Municipal Reinvestment shall have delivered to Tax-Exempt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Tax-Exempt and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Reinvestment made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Exempt shall reasonably request;

     7.3 Municipal Reinvestment shall have delivered to Tax-Exempt a statement of the Municipal Reinvestment Assets and its liabilities, together with a list of Municipal Reinvestment's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Municipal Reinvestment;

     7.4 Municipal Reinvestment shall have delivered to Tax-Exempt within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to taxable year ended December 31, 1999, and a letter from Deloitte & Touche LLP for taxable years ended December 31, 2000 and 2001, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of Municipal Reinvestment for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Municipal Reinvestment for the periods covered thereby, (b) for the period from December 31, 2001 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from December 31, 2001 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Municipal Reinvestment would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Tax-Exempt shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to Municipal Reinvestment, dated as of the Closing Date to the effect that:

         (a) Municipal Reinvestment is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Municipal Reinvestment is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Municipal Reinvestment and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Tax-Exempt, is a valid and binding obligation of Municipal Reinvestment enforceable against Municipal Reinvestment in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Municipal Reinvestment's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Municipal Reinvestment of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Municipal Reinvestment Assets shall include no assets that Tax-Exempt, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT AND MUNICIPAL REINVESTMENT

     The obligations of Municipal Reinvestment and Tax-Exempt hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Municipal Reinvestment in accordance with the provisions of Municipal Reinvestment's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Exempt;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Tax-Exempt or Municipal Reinvestment to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Tax-Exempt or Municipal Reinvestment;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Municipal Reinvestment shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Municipal Reinvestment Shareholders all of Municipal Reinvestment's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to Tax-Exempt and Municipal Reinvestment, which opinion may be relied upon by the shareholders of Municipal Reinvestment, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of Municipal Reinvestment's assets in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Municipal Reinvestment followed by the distribution by Municipal Reinvestment of Tax-Exempt Shares to the Municipal Reinvestment Shareholders in exchange for their Municipal Reinvestment shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Municipal Reinvestment and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Municipal Reinvestment solely in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Municipal Reinvestment;

         (c) No gain or loss will be recognized by Municipal Reinvestment upon the transfer of the assets of Municipal Reinvestment to Tax-Exempt in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to the Municipal Reinvestment Shareholders in exchange for their Municipal Reinvestment shares;

         (d) No gain or loss will be recognized by the Municipal Reinvestment Shareholders upon the exchange of the Municipal Reinvestment shares for Tax-Exempt Shares;

         (e) The aggregate tax basis for Tax-Exempt Shares received by each Municipal Reinvestment Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Municipal Reinvestment Shares held by each such Municipal Reinvestment Shareholder immediately prior to the Reorganization;

         (f) The holding period of Tax-Exempt Shares to be received by each Municipal Reinvestment Shareholder will include the period during which the Municipal Reinvestment Shares surrendered in exchange therefor were held (provided such Municipal Reinvestment Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Municipal Reinvestment acquired by Tax-Exempt will be the same as the tax basis of such assets to Municipal Reinvestment immediately prior to the Reorganization; and

         (h) The holding period of the assets of Municipal Reinvestment in the hands of Tax-Exempt will include the period during which those assets were held by Municipal Reinvestment.

     Notwithstanding anything herein to the contrary, neither Tax-Exempt nor Municipal Reinvestment may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Tax-Exempt shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Municipal Reinvestment shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. Municipal Reinvestment shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Municipal Reinvestment being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Municipal Reinvestment's obligations specified in this Agreement), Municipal Reinvestment's only obligation hereunder shall be to reimburse Tax-Exempt for all reasonable out-of-pocket fees and expenses incurred by Tax-Exempt in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Tax-Exempt being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Tax-Exempt's obligations specified in this Agreement), Tax-Exempt's only obligation hereunder shall be to reimburse Municipal Reinvestment for all reasonable out-of-pocket fees and expenses incurred by Municipal Reinvestment in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Municipal Reinvestment hereunder shall not survive the dissolution and complete liquidation of Municipal Reinvestment in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Municipal Reinvestment and Tax-Exempt;

         (b) by either Tax-Exempt or Municipal Reinvestment by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before April 30, 2003; or

         (c) by either Tax-Exempt or Municipal Reinvestment in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Municipal Reinvestment shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Municipal Reinvestment, or the trustees or officers of Tax-Exempt or Municipal Reinvestment, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Municipal Reinvestment, or the trustees or officers of Tax-Exempt or Municipal Reinvestment, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Tax-Exempt hereunder are solely those of Tax-Exempt. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Tax-Exempt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Tax-Exempt and signed by authorized officers of Tax-Exempt acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Municipal Reinvestment hereunder are solely those of Municipal Reinvestment. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Municipal Reinvestment shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Municipal Reinvestment and signed by authorized officers of Municipal Reinvestment acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                    MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND


                              By:  /s/ CHARLES A. FIUMEFREDDO
                                 ----------------------------------------------
                                 Name:  Charles A. Fiumefreddo
                                 Title: Chairman



                    MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST


                              By:  /s/ BARRY FINK
                                 ----------------------------------------------
                                 Name:  Barry Fink
                                 Title: Vice President

                                                                  Morgan Stanley

                                                               [GRAPHIC OMITTED]








Morgan Stanley Tax-Exempt Securities Trust


A mutual fund that seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital




[GRAPHIC OMITTED]





                                            Prospectus  |  February 28, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE ..........................  1
                            PRINCIPAL INVESTMENT STRATEGIES ...............  1
                            PRINCIPAL RISKS ...............................  2
                            PAST PERFORMANCE ..............................  4
                            FEES AND EXPENSES .............................  6
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ....  7
                            ADDITIONAL RISK INFORMATION ...................  8
                            FUND MANAGEMENT ...............................  8

Shareholder Information     PRICING FUND SHARES ...........................  9
                            HOW TO BUY SHARES .............................  9
                            HOW TO EXCHANGE SHARES ........................ 11
                            HOW TO SELL SHARES ............................ 12
                            DISTRIBUTIONS ................................. 14
                            TAX CONSEQUENCES .............................. 15
                            SHARE CLASS ARRANGEMENTS ...................... 16

Financial Highlights        ............................................... 23

Morgan Stanley Funds        .................................. INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Tax-Exempt Securities Trust seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)


The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and/or their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:


 o municipal bonds --             within the three highest grades by Moody's
                                  Investors Service Inc. ("Moody's"), Standard &
                                  Poor's Corporation ("S&P"), or Fitch IBCA,
                                  Inc. ("Fitch");

 o municipal notes --             within the two highest grades or, if not
                                  rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

 o municipal commercial paper --  within the highest grade by Moody's, S&P or
                                  Fitch.


The Fund may invest up to 25% of its net assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").


The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.




[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.


Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

HOW INTEREST RATES AFFECT BOND PRICES
------------------------------------------------------------------------------------------------
                                       PRICE PER $1,000 OF A MUNICIPAL BOND IF INTEREST RATES:
                                     -----------------------------------------------------------
                                              INCREASE*                     DECREASE**
                                     -----------------------------------------------------------
YEARS TO      BOND
MATURITY    MATURITY    COUPON              1%            2%              1%            2%
------------------------------------------------------------------------------------------------
 1            2002      1.78%             $990          $981           $1,010         N/A
------------------------------------------------------------------------------------------------
 5            2006      3.58%             $956          $914           $1,046        $1,096
------------------------------------------------------------------------------------------------
 10           2011      4.44%             $924          $854           $1,084        $1,177
------------------------------------------------------------------------------------------------
 20           2021      5.13%             $885          $789           $1,135        $1,296
------------------------------------------------------------------------------------------------
 30           2031      5.24%             $865          $756           $1,169        $1,382
------------------------------------------------------------------------------------------------



Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/01. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


*  Assumes no effect from market discount calculation.

** Assumes bonds are non-callable.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investment strategies. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS



 9.09%   11.23%  -5.55%  17.37%  3.61%  8.73%   6.11%   -2.71%   11.44%   4.31%
--------------------------------------------------------------------------------
  1992    '93     '94     '95     '96    '97     '98     '99      2000     '01


The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was --5.50% (quarter ended March 31, 1994).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-------------------------------------------------------------------------------------
                                    PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------
  Class A(1)-- Returns Before Taxes   (0.38)%         4.33%            5.46%
-------------------------------------------------------------------------------------
  Class A -- Returns After Taxes
             on Distributions(4)      (0.59)%         4.19%            5.34%
-------------------------------------------------------------------------------------
  Class A -- Returns After Taxes
             on Distributions and
             Sale of Fund Shares       1.78%          4.43%            5.43%
-------------------------------------------------------------------------------------
  Class B(2)                          (1.23)%           --               --
-------------------------------------------------------------------------------------
  Class C(2)                           2.59%            --               --
-------------------------------------------------------------------------------------
  Class D(3)-- Returns Before Taxes    4.31%          5.47%            6.16%
-------------------------------------------------------------------------------------
  Class D -- Returns After Taxes
  on Distributions(4)                  4.08%          5.32%            6.03%
-------------------------------------------------------------------------------------
  Class D -- Returns After Taxes
  on Distributions and Sale of
  Fund Shares                          4.79%          5.41%            6.07%
-------------------------------------------------------------------------------------
  Lehman Brothers Municipal
  Bond Index(5)                        5.13%          5.98%            6.63%
-------------------------------------------------------------------------------------


(1) Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

(2)  Classes B and C commenced operations on July 28, 1997.

(3) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

(4) These returns assume you did not sell your shares at the end of each period.

(5) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class A and Class D Shares. The after tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES


These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.
(end sidebar)



                                                     CLASS A      CLASS B      CLASS C     CLASS D
---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        4.25%(1)     None          None        None
---------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None(2)      5.00%(3)     1.00%(4)     None
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
Management fee                                       0.42%        0.42%        0.42%        0.42%
---------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.17%        0.60%        0.70%        None
---------------------------------------------------------------------------------------------------
Other expenses                                       0.07%        0.07%        0.07%        0.07%
---------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                 0.66%        1.09%        1.19%        0.49%
---------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
----------------------------------------------------------   -----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------   -----------------------------------------------
 Class A       $490        $627        $777       $1,213       $490        $627         $777        $1,213
----------------------------------------------------------   -----------------------------------------------
 Class B       $611        $647        $801       $1,329       $111        $347         $601        $1,329
----------------------------------------------------------   -----------------------------------------------
 Class C       $221        $378        $654       $1,443       $121        $378         $654        $1,443
----------------------------------------------------------   -----------------------------------------------
 Class D       $ 50        $157        $274       $  616       $ 50        $157         $274        $  616
----------------------------------------------------------   -----------------------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. Unless otherwise indicated, the Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


[GRAPHIC OMITTED]


FUND MANAGEMENT
---------------


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert
W. Wimmel, a Vice President of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.42% of the Fund's average daily net assets.

Shareholder Information


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


HOW TO BUY SHARES
-----------------


(sidebar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------
                                    MINIMUM INVESTMENT
                                 ------------------------
 INVESTMENT OPTIONS               INITIAL    ADDITIONAL
---------------------------------------------------------
  Regular Accounts                $1,000      $100
---------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)           $  100*     $100*
---------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.



[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS              PROCEDURES
------------------------------------------------------------------------------------------------------------------------
By Letter            You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell;
                     o  the Class of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
                     ---------------------------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ---------------------------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ---------------------------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------------
Systematic           If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan      least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]    of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                     ---------------------------------------------------------------------------------------------------
                     Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                     section of this Prospectus.
                     ---------------------------------------------------------------------------------------------------
                     To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and


o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
--------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.60%
--------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         0.70%
--------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
--------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                  FRONT-END SALES CHARGE
                                     -------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------
  Less than $25,000                           4.25%                  4.44%
--------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.00%                  4.17%
--------------------------------------------------------------------------------------
  $50,000 but less than $100,000              3.50%                  3.63%
--------------------------------------------------------------------------------------
  $100,000 but less than $250,000             2.75%                  2.83%
--------------------------------------------------------------------------------------
  $250,000 but less than $500,000             2.25%                  2.30%
--------------------------------------------------------------------------------------
  $500,000 but less than $1 million           1.75%                  1.78%
--------------------------------------------------------------------------------------
  $1 million and over                         0.00%                  0.00%
--------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.



Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-----------------------------------------------------------
  First                                      5.0%
-----------------------------------------------------------
  Second                                     4.0%
-----------------------------------------------------------
  Third                                      3.0%
-----------------------------------------------------------
  Fourth                                     2.0%
-----------------------------------------------------------
  Fifth                                      2.0%
-----------------------------------------------------------
  Sixth                                      1.0%
-----------------------------------------------------------
  Seventh and thereafter                     None
-----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 0.60% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.



CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout the period presented. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR ENDED DECEMBER 31,                   JULY 28, 1997
                                                 -------------------------------------------------------------       THROUGH
                                                      2001             2000          1999          1998          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period              $11.71           $11.08        $12.02         $12.09              $12.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                               0.59 (6)         0.58          0.58           0.59                0.25
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)            (0.12)(6)         0.63         (0.91)          0.10                0.14
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations      0.47             1.21         (0.33)          0.69                0.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                              (0.58)           (0.58)        (0.58)         (0.59)              (0.25)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                  (0.10)              --         (0.03)         (0.17)              (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                  (0.68)           (0.58)        (0.61)         (0.76)              (0.30)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                    $11.50           $11.71        $11.08         $12.02              $12.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          4.05%           11.21%        (2.82)%         5.86%               3.31%(1)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses                                            0.66%(4)(5)      0.72%(5)      0.64 %(4)(5)   0.74%(4)(5)         0.76%(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                               4.97%(5)(6)      5.14%(5)      4.98 %(5)      4.88%(5)            4.96%(2)
------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands          $26,984          $21,685       $17,198        $15,041              $3,857
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                               17%              17%           13%            15%                 16%
------------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                              FOR THE YEAR ENDED DECEMBER 31,                   JULY 28, 1997
                                                  ------------------------------------------------------          THROUGH
                                                    2001            2000          1999            1998        DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period            $11.76          $11.13        $12.07          $12.14             $12.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                             0.54 (6)        0.54          0.53            0.55               0.23
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)          (0.11)(6)        0.63         (0.91)           0.10               0.19
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations    0.43            1.17         (0.38)           0.65               0.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                            (0.53)          (0.54)        (0.53)          (0.55)             (0.23)
---------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                (0.10)             --         (0.03)          (0.17)             (0.05)
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                (0.63)          (0.54)        (0.56)          (0.72)             (0.28)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                  $11.56          $11.76        $11.13          $12.07             $12.14
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        3.68%          10.75%        (3.25)%          5.47%              3.57%(1)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses                                          1.09%(4)(5)     1.11%(5)      1.11%(4)(5)     1.10%(4)(5)        1.14%(2)(3)
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                             4.54%(5)(6)     4.75%(5)      4.51%(5)        4.52%(5)           4.87%(2)
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands       $200,293        $156,972      $139,786        $132,303            $95,573
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                             17%             17%           13%             15%                16%
---------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class C Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                   FOR THE YEAR ENDED DECEMBER 31,               JULY 28, 1997
                                                      -------------------------------------------------------       THROUGH
                                                          2001            2000         1999           1998      DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                  $11.73          $11.10       $12.04         $12.11           $12.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   0.52 (6)        0.52         0.51           0.53             0.23
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                (0.10)(6)        0.63        (0.91)          0.10             0.16
----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations          0.42            1.15        (0.40)          0.63             0.39
----------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  (0.52)          (0.52)       (0.51)         (0.53)           (0.23)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                      (0.10)             --        (0.03)         (0.17)           (0.05)
----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                      (0.62)          (0.52)       (0.54)         (0.70)           (0.28)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                        $11.53          $11.73       $11.10         $12.04           $12.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                              3.58%          10.66%       (3.37)%         5.36%            3.28%(1)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                1.19%(4)(5)     1.21%(5)     1.21%(4)(5)    1.20%(4)(5)      1.20%(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                   4.44%(5)(6)     4.65%(5)     4.41%(5)       4.34%(5)         4.41%(2)
----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands              $16,270         $11,578      $10,025         $7,599           $2,953
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                   17%             17%          13%            15%              16%
----------------------------------------------------------------------------------------------------------------------------------



*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Class D Shares
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2001             2000              1999           1998            1997*
------------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period                 $11.70           $11.07            $12.01         $12.08           $11.77
------------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  0.61 (3)         0.60             0.59            0.62             0.63
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)               (0.11)(3)         0.63            (0.91)           0.10             0.36
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations         0.50             1.23            (0.32)           0.72             0.99
------------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                 (0.60)           (0.60)           (0.59)          (0.62)           (0.63)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain                                     (0.10)              --            (0.03)          (0.17)           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                     (0.70)           (0.60)           (0.62)          (0.79)           (0.68)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                       $11.50           $11.70            $11.07         $12.01           $12.08
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            4.31%           11.44%            (2.71)%         6.11%            8.73%
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Expenses                                               0.49%(1)(2)      0.51%(2)          0.51%(1)(2)    0.50%(1)(2)      0.49%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  5.14%(2)(3)      5.35%(2)          5.11%(2)       5.12%(2)         5.34%
------------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period, in thousands          $1,189,492         $852,950          $853,216     $1,023,246       $1,096,998
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                  17%              17%               13%            15%              16%
------------------------------------------------------------------------------------------------------------------------------------



* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.
(3) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes



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                                                                              27

Notes



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28

Morgan Stanley Funds
--------------------------------------------------------------------------------

o  GLOBAL/INTERNATIONAL FUNDS

   Competitive Edge Fund - "Best Ideas" Portfolio
   European Growth Fund
   Fund of Funds - International Portfolio
   Global Dividend Growth Securities
   Global Utilities Fund
   International Fund
   International SmallCap Fund
   International Value Equity Fund
   Japan Fund
   Latin American Growth Fund
   Pacific Growth Fund

o  GROWTH FUNDS

   21st Century Trend Fund
   Aggressive Equity Fund
   All Star Growth Fund
   American Opportunities Fund
   Capital Growth Securities

   Capital Opportunities Trust

   Developing Growth Securities Trust
   Financial Services Trust
   Growth Fund
   Health Sciences Trust
   Information Fund
   KLD Social Index Fund

   Market Leader Trust

   Mid-Cap Value Fund
   Nasdaq-100 Index Fund
   Natural Resource Development Securities
   New Discoveries Fund
   Next Generation Trust
   Small Cap Growth Fund
   Special Value Fund
   Tax-Managed Growth Fund
   Technology Fund

o  GROWTH + INCOME FUNDS

   Balanced Growth Fund
   Balanced Income Fund
   Convertible Securities Trust
   Dividend Growth Securities
   Equity Fund
   Fund of Funds - Domestic Portfolio
   Income Builder Fund
   Real Estate Fund
   S&P 500 Index Fund
   S&P 500 Select Fund
   Strategist Fund
   Total Market Index Fund
   Total Return Trust
   Utilities Fund
   Value Fund
   Value-Added Market Series/Equity Portfolio

o  INCOME FUNDS

   Diversified Income Trust
   Federal Securities Trust
   High Yield Securities
   Intermediate Income Securities
   Liquid Asset Fund(MM)

   Limited Duration Fund(NL)
   North American Government Income Trust

   Short-Term U.S. Treasury Trust
   U.S. Government Money Market Trust(MM)
   U.S. Government Securities Trust

 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust(MM)
   California Tax-Free Income Fund
   Hawaii Municipal Trust(FSC)
   Limited Term Municipal Trust(NL)
   Multi-State Municipal Series Trust(FSC)
   New York Municipal Money Market Trust(MM)
   New York Tax-Free Income Fund
   Tax-Exempt Securities Trust
   Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                                                     [GRAPHIC OMITTED]

Additional information about the Fund's investments is available in the Fund's       Morgan Stanley Tax-Exempt
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report,         Securities Trust
you will find a discussion of the market conditions and investment strategies
that significantly affected the Fund's performance during its last fiscal year.      [GRAPHIC OMITTED]
The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement Of Additional Information is incorporated herein by reference (legally is part of this Prospectus).
For a free copy of any of these documents, to request other information
about the Fund, or to make shareholder inquiries, please call:                       A mutual fund that seeks to provide a high
                                                                                     level of current income exempt from federal
                         (800) 869-NEWS                                              income tax, consistent with the preservation


You also may obtain information about the Fund by calling your Morgan Stanley        Prospectus | February 28, 2002
Financial Advisor or by visiting our Internet site at:



                          www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:   TAXAX         Class C:   TAXCX
------------------       ------------------
  Class B:   TAXBX         Class D:   TAXDX
------------------       ------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)

Morgan Stanley Tax-Exempt Securities Trust
Letter to the Shareholders [ ] December 31, 2001

Dear Shareholder:

The U.S. economy weakened significantly during the year ended December 31, 2001. The terrorist attacks on September 11 accentuated the decline in business and consumer activity. Almost immediately after the attacks, the airlines and many other companies announced major layoffs. The unemployment rate jumped from 4.9 to 5.8 percent between September and December. The largest job loss in 20 years was reported in October. In December, the National Bureau of Economic Research announced that a recession had begun in March 2001, concluding the longest economic expansion in U.S. history.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points each in September, October and November. Subsequently, the Fed cut rates another 25 basis points in December. This cut, the eleventh in 2001, brought the federal funds rate to 1.75 percent, its lowest level since 1961. These monetary actions appear to have laid the groundwork for an economic recovery.

Within the fixed-income markets, yields on short maturities declined the most and the yield curve steepened. Events of the past year had the greatest impact on U.S. Treasuries. On October 31, the U.S. Treasury Department stunned the securities markets by announcing the cessation of the 30-year bond auction. The long end of the market promptly responded with an unprecedented rally that lowered interest rates to levels last seen in the 1960s. However, the bond market reversed course in November and December as interest rates moved higher on the perception that the economy would begin to recover sooner than previously anticipated.


Municipal Market Conditions

Over the past 12 months changes in tax-free interest rates were less volatile than in Treasuries. The yield on the 30-year insured municipal bond index, which stood at 5.27 percent in December 2000, fell to 5.04 percent by October 2001. Expectation of economic recovery caused bond prices to decline and the index retreated to 5.36 percent at the end of the year.

The ratio of municipal yields to U.S. Treasury yields is used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year U.S. Treasuries fell from 97 percent in December 2000 to 94 percent at the end of August. However, following September 11 and the Treasury announcement, the ratio jumped to 104 percent in October before falling back to 98 percent at the end of December. In the 10-year maturity range, the ratio soared from 83 percent in August to 95 percent in October before falling back to 90 percent in December.

The change in the slope of the yield curve was a major force in the fixed-income markets for the past year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one and 30-year maturities steepened from 125 to 350 basis points.

Morgan Stanley Tax-Exempt Securities Trust
Letter to the Shareholders [ ] December 31, 2001 continued

Lower interest rates also led to a rebound in new-issue volume. During 2001, underwriting surged 43 percent, to $286 billion. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume.


                         30-YEAR BOND YIELDS 1992-2001


   Date          AAA Ins         Tsy         % Relationship
   ----          -------         ---         --------------
12/31/91          6.60%          7.39%           89.31%
03/31/92          6.75           7.96            84.80%
06/30/92          6.40           7.77            82.37%
09/30/92          6.40           7.38            86.72%
12/31/92          6.30           7.39            85.25%
03/31/93          6.00           6.92            86.71%
06/30/93          5.65           6.67            84.71%
09/30/93          5.35           6.02            88.90%
12/31/93          5.40           6.34            85.17%
03/31/94          6.40           7.09            90.27%
06/30/94          6.50           7.61            85.41%
09/30/94          6.55           7.81            83.87%
12/30/94          6.75           7.88            85.66%
03/31/95          6.15           7.43            82.77%
06/30/95          6.10           6.62            92.15%
09/29/95          5.95           6.48            91.82%
12/29/95          5.35           5.94            90.07%
03/29/96          5.85           6.66            87.84%
06/28/96          5.90           6.89            85.63%
09/30/96          5.70           6.93            82.25%
12/31/96          5.60           6.63            84.46%
03/31/97          5.90           7.10            83.10%
06/30/97          5.60           6.78            82.60%
09/30/97          5.40           6.40            84.38%
12/31/97          5.15           5.92            86.99%
03/31/98          5.25           5.93            88.53%
06/30/98          5.20           5.65            92.04%
09/30/98          4.95           5.00            99.00%
12/31/98          5.05           5.10            99.02%
03/31/99          5.15           5.63            91.47%
06/30/99          5.47           5.96            91.78%
09/30/99          5.83           6.05            96.36%
12/31/99          5.97           6.48            92.13%
03/31/00          5.82           5.83            99.83%
06/30/00          5.84           5.90            98.98%
09/30/00          5.74           5.89            97.45%
12/31/00          5.27           5.46            96.52%
03/31/01          5.26           5.44            96.69%
06/30/01          5.35           5.76            92.88%
09/30/01          5.20           5.42            95.94%
12/31/01          5.36           5.47            97.99%


Performance

For the 12-month period ended December 31, 2001, Morgan Stanley Tax-Exempt Securities Trust's Class A and D shares returned 4.05 percent and 4.31 percent, respectively. During the same time period, the Lehman Brothers Municipal Bond Index returned 5.13 percent. The Index is more heavily weighted with short and intermediate securities and does not include expenses. The Fund's Class B and C shares returned 3.68 percent and 3.58 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses while the Index does not include expenses. Total return figures assume the reinvestment of all dividends and distributions but do not reflect applicable sales charges. The accompanying charts compare the Fund's performance to that of the broader Lehman Index.

Morgan Stanley Tax-Exempt Securities Trust
Letter to the Shareholders [ ] December 31, 2001 continued

Portfolio Structure

The Fund's net assets of $1.4 billion were diversified among 17 long-term sectors and 192 credits. As market conditions have changed, the Fund's new purchases increasingly focused on more defensive, higher coupon bonds in the 15 to 20 year maturity range. The Fund maintained its high credit quality profile by continuing to invest in investment grade securities in essential service sectors. Nearly 85 percent of the long-term portfolio is rated AA or better. At the end of December the portfolio's average maturity was 17 years. Average duration of the portfolio, a measure of sensitivity to interest rate changes, was 6.8 years. Generally, a portfolio with a longer duration will have greater price volatility. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost
(book) yields are also shown.


Looking Ahead

As the year came to a close there were clear signs that the financial markets and economy would enter 2002 with brighter prospects. An array of leading indicators suggest the economic trough could occur sooner than previously forecast. The relationship between high grade tax-exempts and U.S. Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

We appreciate your ongoing support of Morgan Stanley Tax-Exempt Securities Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               ---------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley Tax-Exempt Securities Trust
Letter to the Shareholders [ ] December 31, 2001 continued

[GRAPHIC OMITTED]
LARGEST SECTORS AS OF DECEMBER 31, 2001
(% OF NET ASSETS)

Transportation            16%
Electric                  12%
Refunded                  12%
General Obligation        12%
Water & Sewer             11%
Mortgage                   8%
Hospital                   7%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

[GRAPHIC OMITTED]
CREDIT RATINGS AS OF DECEMBER 31, 2001
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                   65%
Aa or AA                     20%
A or A                        8%
Baa or BBB                    4%
Ba or BB                      1%
N/R                           2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[GRAPHIC OMITTED]
DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

1 - 5 YEARS                7.0%
5 - 10 YEARS              14.1%
10 - 20 YEARS             43.6%
20 - 30 YEARS             32.3%
30+ YEARS                  3.0%


WEIGHTED AVERAGE MATURITY: 17 YEARS

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Tax-Exempt Securities Trust
Letter to the Shareholders [ ] December 31, 2001 continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                               DECEMBER 31, 2001

[GRAPHIC OMITTED]
PERCENT CALLABLE

2002                    10%
2003                     9%
2004                     4%
2005                     9%
2006                     7%
2007                     9%
2008                     8%
2009                     7%
2010                    13%
2011                     9%
2012+                   15%
YEARS BONDS CALLABLE

WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS


[GRAPHIC OMITTED]
COST (BOOK) YIELD*

2002                   7.2%
2003                   6.9%
2004                   7.1%
2005                   6.5%
2006                   5.9%
2007                   5.9%
2008                   5.5%
2009                   5.7%
2010                   5.6%
2011                   5.3%
2012+                  5.8%

WEIGHTED AVERAGE
BOOK YIELD: 6.1%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 7.2% ON 10% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2002.
   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Tax-Exempt Securities Trust
Fund Performance [ ] December 31, 2001

                             Growth of $10,000 -- Class A and D Shares
[GRAPHIC OMITTED]

Date                  Total Class A       Total Class D          Lehman
December 31, 1991     $ 9,575             $10,000                $10,000
December 31, 1992     $10,419             $10,909                $10,882
December 31, 1993     $11,561             $12,134                $12,218
December 31, 1994     $10,892             $11,460                $11,587
December 31, 1995     $12,752             $13,451                $13,609
December 31, 1996     $13,179             $13,937                $14,212
December 31, 1997     $14,296             $15,153                $15,518
December 31, 1998     $15,134             $16,080                $16,524
December 31, 1999     $14,707             $15,645                $16,184
December 31, 2000     $16,355             $17,435                $18,075
December 31, 2001     $17,017(3)          $18,186(3)             $19,001


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION ON FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          Average Annual Total Returns


                      Class A Shares*
-----------------------------------------------------------
Period Ended 12/31/01
----------------------

1 Year                         4.05%(1)    (0.38)%(2)
5 Years                        5.24%(1)     4.33 %(2)
10 Years                       5.92%(1)     5.46 %(2)


                      Class C Shares+
-----------------------------------------------------------
Period Ended 12/31/01
-----------------------

1 Year                              3.58%(1)        2.59%(2)
Since Inception (7/28/97)           4.31%(1)        4.31%(2)


                        Class B Shares**
-----------------------------------------------------------
Period Ended 12/31/01
-----------------------

1 Year                              3.68%(1)    (1.23)%(2)
Since Inception (7/28/97)           4.47%(1)     4.10 %(2)


           Class D Shares++
-----------------------------------------------------------
Period Ended 12/31/01
----------------------

1 Year                         4.31%(1)
5 Years                        5.47%(1)
10 Years                       6.16%(1)


PRIOR TO JULY 28, 1997 THE FUND OFFERED ONLY ONE CLASS OF SHARES. BECAUSE THE DISTRIBUTION ARRANGEMENT FOR CLASS A MOST CLOSELY RESEMBLED THE DISTRIBUTION ARRANGEMENT APPLICABLE PRIOR TO THE IMPLEMENTATION OF MULTIPLE CLASSES (I.E., CLASS A IS SOLD WITH A FRONT-END SALES CHARGE), HISTORICAL PERFORMANCE INFORMATION HAS BEEN RESTATED TO REFLECT THE ACTUAL MAXIMUM SALES CHARGE APPLICABLE TO CLASS A (I.E., 4.25%) AS COMPARED TO THE 4.00% SALES CHARGE IN EFFECT PRIOR TO JULY 28, 1997. IN ADDITION, CLASS A SHARES ARE NOW SUBJECT TO AN ONGOING 12B-1 FEE WHICH IS REFLECTED IN THE RESTATED PERFORMANCE FOR THAT CLASS.


BECAUSE ALL SHARES OF THE FUND HELD PRIOR TO JULY 28, 1997 WERE DESIGNATED CLASS D SHARES, THE FUND'S HISTORICAL PERFORMANCE HAS BEEN RESTATED TO REFLECT THE ABSENCE OF ANY SALES CHARGE.

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 2001.
(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A is 4.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
++    Class D has no sales charge.

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001


PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE            VALUE
---------                                                                               ------------ ----------- ---------------
          Tax-Exempt Municipal Bonds (95.3%)
          General Obligation (11.5%)
          North Slope Borough, Alaska,
$15,000     Ser 1995 A (MBIA) .......................................................   0.00 %       06/30/06    $   12,518,100
  9,500     Ser 1999 A (MBIA) .......................................................   0.00         06/30/10         6,332,035
 25,000     Ser 2000 B (MBIA) .......................................................   0.00         06/30/11        15,710,750
 20,000     Ser 2001 A (MBIA) .......................................................   0.00         06/30/12        11,728,600
  4,000   Connecticut, College Savings 1989 Ser A ...................................   0.00         07/01/08         3,049,120
  9,000   Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA) .........   4.50         06/01/24         7,951,770
          Chicago, Illinois,
  5,000     Refg Ser 1995 A-2 (Ambac) ...............................................   6.25         01/01/14         5,650,650
 10,300     Neighbohoods Alive 21 Ser 2001 A (FGIC) .................................   5.375        01/01/26        10,318,231
  3,000   Chicago Board of Education, Illinois, Ser C (FSA) .........................   5.00         12/01/26         2,836,950
  3,000   Clark County, Nevada, Transportation Ser 1992 A (Ambac) ...................   6.50         06/01/17         3,486,570
          New York City, New York,
  1,925     1990 Ser D ..............................................................   6.00         08/01/07         1,933,278
  1,545     1990 Ser D ..............................................................   6.00         08/01/08         1,551,644
  5,000   New York State, Refg Ser 1995 B ...........................................   5.70         08/15/10         5,404,400
          North Carolina,
 10,000     1997 Ser A ..............................................................   5.20         03/01/16        10,296,100
 10,000     Public School Building Ser 1999 .........................................   4.60         04/01/17         9,547,200
    500   Delaware City School District, Ohio, Constr & Impr (FGIC) .................   5.75         12/01/20           514,630
  3,000   Little Miami Local School District, Ohio, Ser 1998 (FGIC) .................   4.875        12/01/23         2,836,110
 10,000   South-Western City School District, Ohio, Ser 1999 (Ambac) ................   4.75         12/01/19         9,481,400
 10,000   Pennsylvania, First Ser 1995 (FGIC) .......................................   5.50         05/01/12        10,425,500
          Shelby County, Tennessee,
  5,000     Refg 1995 Ser A .........................................................   5.625        04/01/11         5,341,000
  4,000     Refg 1995 Ser A .........................................................   5.625        04/01/14         4,133,240
  5,000   North East Texas Independent School District, Texas, Ser 1999 (PSF)........   6.50         10/01/14         5,592,250
 18,000   King County, Washington, Ltd Tax 1995 (MBIA) ..............................   6.00         01/01/23        18,872,819
-------                                                                                                          --------------
187,770                                                                                                             165,512,347
-------                                                                                                          --------------
          Educational Facilities Revenue (3.8%)
  4,000   California Public Works Board, University of California 1993 Refg Ser A....    5.50         06/01/21         4,041,920
  7,000   Indiana University, Student Fee Ser K (MBIA) ..............................    5.875        08/01/20         7,339,990
  2,000   Maryland Health & Educational Facilities Authority, The John Hopkins
            University Refg Ser 1998 ................................................    5.125        07/01/20         2,001,360
    400   Massachusetts Health & Educational Facilities Authority, Suffolk
            University Ser B (Connie Lee) ...........................................    6.25         07/01/12           416,028

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE           VALUE
------------                                                                               ------------ ----------- --------------
$     400    Massachusetts Industrial Finance Agency, College of the Holy Cross
               1996 Issue (MBIA) ......................................................    5.50 %       03/01/16      $   411,752
      500    Oakland University, Michigan, Ser 1995 (MBIA) ............................    5.75         05/15/26          512,855
      200    Minnesota Higher Education Facilities Authority, Northfield St Olaf
               College 1992 ...........................................................    6.40         10/01/21          209,396
    5,000    Missouri Health & Educational Facilities Authority, Washington
               University Ser 1998 A ..................................................    4.75         11/15/37        4,450,800
    8,000    New Jersey Educational Facilities Authority, Princeton University
               Ser 1999 A .............................................................    4.75         07/01/25        7,494,240
             New York State Dormitory Authority,
    5,000      City University Ser 2000 A (Ambac) .....................................    6.125        07/01/13        5,577,400
    2,000      State University 1990 Ser A ............................................    7.50         05/15/13        2,473,440
    5,000      State University 1993 Ser A ............................................    5.25         05/15/15        5,207,800
    7,800      State University Ser 2000 B ............................................    5.375        05/15/23        7,802,574
    2,500    Ohio State University, General Receipts, Ser 1999 A ......................    5.80         12/01/29        2,619,325
      200    University of Toledo, Ohio, Ser 1992 A (FGIC) ............................    5.90         06/01/20          204,504
    4,000    Delaware County Authority, Pennsylvania, Villanova University
 ---------     Ser 1995 (Ambac) .......................................................    5.70         08/01/15        4,162,400
                                                                                                                    -------------
    54,000                                                                                                             54,925,784
 ---------                                                                                                          -------------
             Electric Revenue (11.8%)
   25,000    Salt River Project Agricultural Improvement & Power District, Arizona,
               Refg 1993 Ser C (Secondary MBIA)** .....................................    5.50         01/01/10       26,907,499
    1,635    Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA) .................................................................    5.75         01/01/15        1,731,727
    9,000    Southern California Public Power Authority, Mead-Adelanto 1994 A
               (Ambac) ................................................................    7.02+/+      07/01/15        9,742,500
   15,000    Colorado Springs, Colorado, Utilities Refg Ser 2002 A
               (Ambac) (WI) ...........................................................    5.375        11/15/20       14,769,900
    9,550    Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ..........    6.50         01/01/17       11,137,497
   15,000    Long Island Power Authority, New York, Ser 2000 A (FSA) ..................    0.00         06/01/17        6,726,900
             North Carolina Municipal Power Agency, Catawba
    5,000      Ser 1993 (MBIA) ........................................................    7.72+/+      01/01/12        5,293,750
    5,000      Ser 1998 A (MBIA) ......................................................    5.50         01/01/15        5,290,900
             Puerto Rico Electric Power Authority,
    2,000      Power Ser X ............................................................    6.00         07/01/15        2,148,600
   15,000      Power Ser O ............................................................    0.00         07/01/17        6,597,450
    5,000      Power Ser EE (MBIA) ....................................................    4.50         07/01/18        4,710,600
             South Carolina Public Service Authority,
   10,000      Refg Ser 1996 A (MBIA) .................................................    5.75         01/01/13       10,552,400

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                 COUPON          MATURITY
THOUSANDS                                                                                  RATE             DATE           VALUE
------------                                                                            -----------      -----------    -----------

$15,000       1995 Refg Ser A (Ambac) .................................................  6.25 %             01/01/22    $16,076,700
            San Antonio, Texas, Electric & Gas
 10,500       Refg Ser 1994 C .........................................................  6.309+/+           02/01/06     11,101,125
  5,000       Refg Ser 1998 A .........................................................  4.50               02/01/21      4,478,350
            Intermountain Power Agency, Utah,
 15,000       Refg 1997 Ser B (MBIA) ..................................................  5.75               07/01/19     15,601,350
  2,500       Refg 1996 Ser D (Secondary FSA) .........................................  5.00               07/01/21      2,411,000
  3,000     Chelan County Public Utility District #1, Washington, Hydro
              Ser 1997 A (AMT) ........................................................  5.60               07/01/32      2,904,390
  5,000     Grant County Public Utility District # 2, Washington, Electric
              Refg Ser 2001 H (FSA) ...................................................  5.375              01/01/18      5,055,900
  5,330     Seattle, Washington, Municipal Light & Power Impr & Refg Ser 2001
-------       (FSA) ...................................................................  5.50               03/01/18      5,448,912
178,515                                                                                                                 -----------
-------                                                                                                                 168,687,450
            Hospital Revenue (7.1%)                                                                                     -----------
  3,500     Birmingham-Carraway Special Care Facilities Financing Authority,
              Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ..............  5.875              08/15/15      3,639,580
  2,000     Tampa, Florida, Catholic Health Ser 1998 A-2 (Ambac) ......................  4.875              11/15/28      1,823,140
  5,000     Hawaii Department of Budget & Finance, Queen's Health 1996 Ser A ..........  6.00               07/01/20      5,091,400
  5,000     Illinois Health Facilities Authority, Loyola University Health Ser 2001 A..  6.00               07/01/21      4,890,500
  4,000     Maine Health & Higher Educational Facilities Authority, Ser 1998 B
              (FSA) ...................................................................  4.875              07/01/23      3,677,560
            Massachusetts Health & Educational Facilities Authority,
  1,000       Massachusetts General Hospital Ser F (Ambac) ............................  6.00               07/01/15      1,053,700
  1,000       St Elizabeth Hospital Ser D & E (FSA) ................................... 11.73+/+            08/15/21      1,025,000
            Rochester, Minnesota, Mayo Foundation/Medical Center
  5,000       Ser 1992 I ..............................................................   5.75               11/15/21      5,073,600
  6,400       Ser 1992 F ..............................................................   6.25               11/15/21      6,589,632
 10,000     Missouri Health & Educational Facilities Authority, Barnes Jewish/
              Christian Health Ser 1993 A .............................................  5.25               05/15/14     10,320,500
  3,000     University of Missouri, Health Ser 1996 A (Ambac) .........................  5.50               11/01/16      3,078,720
            Henderson, Nevada
 10,065       Catholic Health Care West 1998 Ser A ....................................  5.375              07/01/26      8,865,051
  2,000       Catholic Health Care West 1998 Ser A ....................................  5.125              07/01/28      1,683,300
  1,300     New Hampshire Higher Educational & Health Facilities Authority,
              St Joseph Hospital Ser 1994 (Connie Lee) ................................  6.35               01/01/07      1,421,654
  6,500     New Jersey Health Care Facilities Financing Authority, Robert Wood
              Johnson University Hospital, Ser 2000 ...................................  5.75               07/01/25      6,662,370


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                COUPON      MATURITY
THOUSANDS                                                                                 RATE         DATE          VALUE
-----------                                                                            ------------ ----------- --------------
$ 6,000     New York State Medical Care Facilities Finance Agency, Presbyterian
              Hospital - FHA Insured Mtge Ser 1994 A .................................   5.25 %     08/15/14    $ 6,141,000
            North Carolina Medical Care Commission,
  4,000       Pitt County Memorial Hospital Ser 1998 A ...............................   4.75       12/01/28      3,524,920
  5,000       Presbyterian Health Services Corp Refg Ser 1993 ........................   5.50       10/01/20      5,002,900
  1,295     Ward County, North Dakota, Trinity Obligated Group Crossover
              Refg Ser 1991 B ........................................................   7.50       07/01/21      1,313,959
    700     Akron, Bath & Copley Joint Township Hospital District, Ohio, Summa
              Health Ser 1992 A ......................................................   6.25       11/15/07        721,154
  5,000     Lorain County, Ohio, Catholic Health Ser 9 2001 A ........................   5.25       10/01/33      4,776,800
  5,000     Pennsylvania Higher Educational Facilities Authority, University of
              Pennsylvania Ser A 1996 ................................................   5.75       01/01/22      4,982,350
  5,000     Greenville Hospital, South Carolina, Ser 2001 (Ambac) ....................   5.00       05/01/31      4,713,850
  5,000     North Central Texas Health Facilities Development Corporation,
-------       University Medical Center Inc Ser 1997 (FSA) ...........................   5.45       04/01/15      5,040,650
                                                                                                                -----------
102,760                                                                                                         101,113,290
-------                                                                                                         -----------
            Industrial Development/Pollution Control Revenue (6.0%)
  1,500     Hawaii Department of Budget & Finance, Hawaii Electric Co
              Ser 1995 A (AMT) (MBIA) ................................................   6.60       01/01/25      1,621,215
  5,000     Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .................   7.00       06/01/31      5,121,400
  8,500     Massachusetts Industrial Finance Agency, Eastern Edison Co
              Refg Ser 1993 ..........................................................   5.875      08/01/08      8,743,610
  2,540     Lapeer Economic Development Corporation, Michigan, Dott
              Manufacturing Co Ser 1989 A (AMT) ......................................  10.65       11/15/17      1,593,850
 10,000     Michigan, Strategic Fund, Detroit Edison Co Ser 1999 B (AMT) .............   5.65       09/01/29      9,693,300
    500     Monroe County, Michigan, Detroit Edison Co Collateralized
              Ser 1-1992 (AMT) (MBIA) ................................................   6.875      09/01/22        524,265
    300     Bass Brook, Minnesota, Minnesota Power & Light Co Refg Ser 1992 ..........   6.00       07/01/22        303,528
 10,000     Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) ............   6.70       06/01/22     10,353,400
  6,000     Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (Ambac) ..........   6.30       12/01/14      6,225,480
            New Jersey Economic Development Authority,
  6,000       Continental Airlines Inc, Ser 1999 (AMT) ...............................   6.625      09/15/12      5,229,780
  4,000       Continental Airlines Inc, Ser 1999 (AMT) ...............................   6.25       09/15/19      3,192,320
 15,000     Dallas-Fort Worth International Airport Facility Improvement
              Corporation, Texas, American Airlines Inc Ser 1995 .....................   6.00       11/01/14     12,617,400

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                           COUPON              MATURITY
THOUSANDS                                                                            RATE                DATE            VALUE
-------------                                                                     ------------------- -----------   ---------------
$10,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001B (AMT)...    5.75%               05/01/30    $ 9,903,000
 10,000    Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A .......    6.90                02/01/13     10,845,200
-------                                                                                                              -----------
 89,340                                                                                                               85,967,748
-------                                                                                                              -----------
           Mortgage Revenue - Multi-Family (1.5%)
  1,320    Massachussetts Housing Finance Agency, Rental 1994 Ser A
             (AMT) (Ambac) ......................................................    6.60                07/01/14      1,375,651
  6,180    Michigan Housing Development Authority, Rental 1992 Ser A
             (Bifurcated FSA) ...................................................    6.50                04/01/23      6,383,075
    200    Minnesota Housing Finance Agency, Ser 1992 A .........................    6.95                08/01/17        204,504
  5,000    New Jersey Housing Agency, 1995 Ser A (Ambac) ........................    6.00                11/01/14      5,200,300
           New York City Housing Development Corporation, New York,
  4,054      Ruppert Project - FHA Ins Sec 223F .................................    6.50                11/15/18      4,259,541
  3,904      Stevenson Commons Project - FHA Ins Sec 223F .......................    6.50                05/15/18      4,101,973
-------                                                                                                              -----------
 20,658                                                                                                               21,525,044
-------                                                                                                              -----------
           Mortgage Revenue - Single Family (6.6%)
           Alaska Housing Finance Corporation,
  2,675      Governmental 1995 Ser A (MBIA) .....................................    5.875               12/01/24      2,702,098
 15,000      1997 Ser A (MBIA) ..................................................    6.00                06/01/27     15,561,749
  2,440    California Housing Finance Agency, Home 1983 Ser B ...................    0.00                08/01/15        654,164
           Colorado Housing & Finance Authority,
  1,330      1997 Ser B-2 (AMT) .................................................    7.00                05/01/26      1,390,409
  1,695      1998 Ser A-2 (AMT) .................................................    6.60                05/01/28      1,869,805
  1,640      1997 Ser C-2 (AMT) .................................................    6.875               11/01/28      1,741,844
  3,320    Connecticut Housing Finance Authority, 2000 Subser B-2 (AMT) .........    5.85                05/15/31      3,363,990
  6,980    Hawaii Housing Finance & Development Corporation, Purchase
             1997 Ser A (AMT) ...................................................    5.75                07/01/30      7,034,933
    310    Idaho Housing Agency, Ser 1988 D-2 (AMT) .............................    8.25                01/01/20        324,725
           Chicago, Illinois,
  1,260      Ser 1997 B GNMA (AMT) ..............................................    6.95                09/01/28      1,345,138
  1,400      GNMA-Backed Ser 1997 A (AMT) .......................................    7.25                09/01/28      1,496,614
  4,650    Illinois Housing Development Authority, Residential 1991 Ser C (AMT)..   11.722+/+            02/01/18      4,841,813
    255    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT) (MBIA) ..........    8.00                11/01/20        255,910
    592    Saint Tammany Public Trust Finance Authority, Louisiana,
             Refg Ser 1990 B ....................................................    7.25                07/25/11        627,089
    180    Massachusetts Housing Finance Agency, Housing Ser 21 (AMT) ...........    7.125               06/01/25        183,328
    170    Minnesota Housing Finance Agency, Ser 1992 H (AMT) ...................    6.50                01/01/26        174,219



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                           COUPON              MATURITY
THOUSANDS                                                                            RATE                DATE            VALUE
-------------                                                                     -------------       -----------    --------------
          Missouri Housing Development Commission, Homeownership
$2,145      1996 Ser C (AMT) ...................................................    7.45 %             09/01/27      $  2,347,316
 1,330      1997 Ser A-2 (AMT) .................................................    7.30               03/01/28         1,486,701
 3,405      1997 Ser C-1 .......................................................    6.55               09/01/28         3,759,563
   450      1998 Ser B-2 (AMT) .................................................    6.40               03/01/29           488,115
 1,895      Ser 2000 B-1 (AMT) .................................................    7.45               09/01/31         2,160,887
          New Hampshire Housing Finance Authority,
 4,790      Mortgage Acquisition 2000 Ser B (AMT) ..............................    6.70               07/01/29         5,195,809
   630      Residential GNMA-Backed Ser 1989 B (AMT) ...........................    7.70               07/01/29           630,750
 1,345    North Dakota Housing Finance Agency, 1990 Ser B (AMT) ................    7.75               07/01/24         1,360,051
14,265    Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT) ..........    6.10               09/01/28        14,639,314
 3,935    Oregon Housing & Community Service Department, Ser 2000 F (AMT).......    6.25               07/01/28         4,080,162
          Tennessee Housing Department Agency, Mortgage Finance
 3,785      1993 Ser A .........................................................    5.90               07/01/18         3,864,901
   910      1994 Ser B (AMT) ...................................................    6.55               07/01/19           929,483
 9,380      1993 Ser A .........................................................    5.95               07/01/28         9,543,775
   150    Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E (AMT).....    6.50               07/01/26           152,348
   900    Wisconsin Housing & Economic Development Authority, Home
------      Ownership 1991 Ser (AMT) ..........................................    12.176+/+           10/25/22           930,375
93,212                                                                                                             --------------
------                                                                                                                 95,137,378
          Nursing & Health Related Facilities Revenue (0.6%)                                                       --------------
   910    Marion, Iowa, AHF/Kentucky - Iowa Inc Ser 1990 .......................   10.25               01/01/20           679,806
 1,810    Lexington - Fayette Urban County Government, Kentucky,
            AHF/Kentucky - Iowa Inc Ser 1990 ...................................   10.25               01/01/20         1,352,142
   500    Minneapolis & Saint Paul Housing & Redevelopment Authority,
            Minnesota, Group Health Plan Inc Ser 1992 ..........................    6.75               12/01/13           509,810
 2,000    New York State Dormitory Authority, Mental Health Ser 1999 C (MBIA)...    4.75               08/15/22         1,837,040
 2,861    Chester County Industrial Development Authority, Pennsylvania,
            RHA/PA Nursing Homes Inc Ser 1989 (a) ..............................   10.125              05/01/19         1,423,891
          Kirbyville Health Facilities Development Authority, Texas,
   623      Heartway III Corp Ser 1998 B (a) ...................................    6.00               03/20/04            31,150
 3,660      Heartway III Corp Ser 1998 A .......................................   10.00               03/20/18         3,066,481
------                                                                                                             --------------
12,364                                                                                                                  8,900,320
------                                                                                                             --------------
          Public Facilities Revenue (2.5%)
 9,000    Arizona School Facilities Board, School Improvement Ser 2001 .........    5.50               07/01/18         9,343,890
 2,000    North City West School Facilities Authority, California, Community
            District #1 Special Tax Ser 1995 B (FSA) ...........................    6.00               09/01/19         2,173,260



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                               COUPON       MATURITY
THOUSANDS                                                                                RATE          DATE            VALUE
---------                                                                         ------------  -----------    ------------
$ 5,000    Denver, Colorado, Civic Center Ser 2000 B COPs (Ambac) ..............    5.50 %        12/01/25       $ 5,103,550
  3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (Ambac) ...............    6.25          12/15/20         3,919,398
  4,000    Michigan, 525 Redevco Inc COPs (Ambac) ..............................    5.50          06/01/27         4,042,200
           Ohio Building Authority,
  5,000      1985 Ser C ........................................................    9.75          10/01/05         5,971,200
  5,000      Administrative Building 2001 Ser A (FSA) ..........................    5.50          10/01/18         5,171,150
-------                                                                                                          -----------
 33,495                                                                                                           35,724,648
-------                                                                                                          -----------
           Recreational Facilities Revenue (1.5%)
  3,500    Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) .............    5.00          11/01/08         3,525,445
           Metropolitan Football Stadium District, Colorado,
  4,000      Sales Tax Ser 1999 A (MBIA) .......................................    0.00          01/01/10         2,734,760
  2,000      Sales Tax Ser 1999 A (MBIA) .......................................    0.00          01/01/12         1,216,980
  9,000    Mashantucket Western Pequot Tribe, Connecticut, Special 1997 Ser B...    5.75          09/01/27         8,419,860
  5,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ...................    5.25          12/01/32         4,955,200
-------                                                                                                          -----------
 23,500                                                                                                           20,852,245
-------                                                                                                          -----------
           Resource Recovery Revenue (1.3%)
 18,000    Northeast Maryland Waste Disposal Authority, Montgomery County
-------      Ser 1993 A (AMT) ..................................................    6.30          07/01/16        18,613,980
                                                                                                                 -----------
           Retirement & Life Care Facilities Revenue (0.4%)
           Riverside County Public Financing Authority, California,
  2,000      Air Force Village West Inc COPs ...................................    5.75          05/15/19         1,969,640
  3,900      Air Force Village West Inc COPs ...................................    5.80          05/15/29         3,749,928
-------                                                                                                          -----------
  5,900                                                                                                            5,719,568
-------                                                                                                          -----------
           Tax Allocation Revenue (0.4%)
  5,000    Rosemead Redevelopment Agency, California, Project # 1 Ser 1993 A....    5.60          10/01/33         4,948,250
    300    Hodgkins, Illinois, Ser 1991 ........................................    9.50          12/01/09           317,061
-------                                                                                                          -----------
  5,300                                                                                                            5,265,311
-------                                                                                                          -----------
           Transportation Facilities Revenue (16.4%)
  5,000    San Francisco, Bay Area Rapid Transit District, California, Sales Tax
             Ser 1998 (Ambac) ..................................................    4.75          07/01/23         4,748,050
  8,000    San Joaquin Hills Transportation Corridor Agency, California, Toll
             Road Refg Ser 1997 A (MBIA) .......................................    0.00          01/15/26         2,047,680
  3,000    Colorado Department of Transportation, Ser 2000 (Ambac) .............    6.00          06/15/15         3,283,980
           E-470 Public Highway Authority, Colorado,
 15,000      Ser 1997 B (MBIA) .................................................    0.00          09/01/14         7,828,800
  5,000      Ser 1997 B (MBIA) .................................................    0.00          09/01/16         2,288,600


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                             COUPON      MATURITY
THOUSANDS                                                                              RATE         DATE            VALUE
-------------                                                                       ------------ -----------     ------------
$10,000    Metropolitan Washington Airport Authority, District of Columbia &
             Virginia, Ser 2001A (AMT) (MBIA)++ .................................   5.50 %       10/01/27       $10,017,600
  8,500    Jacksonville, Florida, Transportation Ser 2001 (MBIA) ................   5.00         10/01/26         8,206,835
           Mid-Bay Bridge Authority, Florida,
  8,965      Sr Lien Crossover Refg Ser 1993 A (Ambac) ..........................   5.85         10/01/13         9,601,246
  3,000      Ser 1997 A (Ambac) .................................................   0.00         10/01/21           977,340
  5,000    Atlanta, Georgia, Airport Ser 2000 (FGIC) ............................   5.875        01/01/17         5,295,500
  3,460    Hawaii, Airport 2000 Ser B (AMT) (FGIC) ..............................   6.625        07/01/17         3,792,679
  6,000    Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) .....   5.75         06/01/21         6,476,760
  2,670    Southwestern Development Authority, Illinois, Tri-City Regional Port
             District Ser 1989 A (AMT) ..........................................   7.90         07/01/14         2,718,541
           Kentucky Turnpike Authority,
  9,000      Economic Development Road Refg Ser 1995 (Ambac) ....................   6.50         07/01/08        10,175,040
 30,000      Resource Recovery Road 1987 Ser A ..................................   5.00         07/01/08        30,015,899
  9,275    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ..........   5.55         01/01/17         9,550,931
    250    Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
             Sub Lien Ser 1991 B (AMT) (MBIA) ...................................   6.75         12/01/21           259,585
  4,140    Missouri Highway & Transportation Commission, Ser A 2001 .............   5.125        02/01/19         4,141,408
           St Louis, Missouri, Lambert-St-Louis International Airport,
  4,000      Ser 2000 ...........................................................   6.00         01/01/07         4,060,080
  3,000      Ser 2000 ...........................................................   6.00         01/01/08         3,030,420
  3,500      Ser 2000 ...........................................................   6.125        01/01/09         3,533,005
  5,000    Nevada Department of Business & Industry, Las Vegas Monorail,
             1st Tier Ser 2000 (Ambac) ..........................................   5.375        01/01/40         4,916,500
           New Jersey Highway Authority,
 10,000      Senior Parkway 2001 Ser (FGIC) .....................................   5.25         01/01/19        10,124,200
  7,000      Senior Parkway 1999 Ser ............................................   5.625        01/01/30         7,251,790
  6,595    Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) .........   6.375        07/01/15         7,061,003
  7,500    Ohio Turnpike Commission, Ser 1998 B (FGIC) ..........................   4.50         02/15/24         6,671,475
  2,500    Allegheny County, Pennsylvania, Greater Pittsburgh Int'l Airport
             Ser 1997 A (AMT) (MBIA) ............................................   5.75         01/01/13         2,652,825
  5,000    Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) .................   4.75         12/01/27         4,533,050
 10,000    Puerto Rico Highway & Transportation Authority, Refg Ser X ...........   5.50         07/01/15        10,572,300
 10,000    South Carolina Transportation Infrastructure Bank, Ser 1999 A
             (Ambac) ............................................................   5.50         10/01/16        10,385,900
 11,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) ............   6.125        11/15/25        11,508,420
  7,500    Dallas Area Rapid Transit, Texas, Senior Lien Ser 2001 (Ambac) .......   5.00         12/01/31         7,035,825
  4,000    Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC) .   5.625        11/01/15         4,149,440
  5,000    Houston, Texas, Airport Sub Lien Ser 2000 A (AMT) (FSA) ..............   5.875        07/01/17         5,159,850



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                COUPON        MATURITY
THOUSANDS                                                                                 RATE           DATE           VALUE
------------                                                                           ------------   ----------- ----------------
$   4,000      Pocahontas Parkway Association, Virginia, Route 895 Connector
                 Ser 1998 A ........................................................   5.50 %         08/15/28    $   2,956,320
               Virginia Transportation Board,
    2,000        US Route 58 Corridor Ser 1993 B ...................................   5.625          05/15/13        2,074,200
    6,000        US Route 28 Ser 1992 ..............................................   6.50           04/01/18        6,181,260
---------                                                                                                         -------------
  249,855                                                                                                           235,284,337
---------                                                                                                         -------------
               Water & Sewer Revenue (11.3%)
   10,000      Jefferson County, Alabama, Sewer Ser 1997 (FGIC) ....................   5.75           02/01/22       10,323,500
    5,000      California Department of Water Resources, Central Valley Ser L ......   5.50           12/01/23        5,062,800
   10,000      Los Angeles, California, Wastewater Ser 1994-A (MBIA) ...............   5.875          06/01/24       10,386,600
    7,000      Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ...............   4.75           10/01/23        6,471,850
    1,900      Northern Palm Beach County Improvement District, Florida,
                 Water Control & Impr #9A Ser 1996 A ...............................   6.80           08/01/06        2,032,221
    5,000      Atlanta, Georgia, Water & Wastewater Ser 2001 A (MBIA) (WI) .........   5.00           11/01/33        4,733,450
    6,000      Augusta, Georgia, Water & Sewer Ser 2000 (FSA) ......................   5.25           10/01/26        5,993,700
   10,000      Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ............   4.75           01/01/28        9,136,500
    8,000      Indiana Bond Bank, Revolving Fund Ser 2001A .........................   5.375          02/01/19        8,131,280
    2,700      Kansas Development Finance Authority, Public Water Supply
                 Ser 2000-2 (Ambac) ................................................   5.75           04/01/17        2,843,829
   10,000      Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
               Ser 1998 A (FGIC) ...................................................   4.75           05/15/28        9,068,800
    6,640      Boston Water & Commission, Massachusetts Ser 1998 Ser D (FGIC) ......   4.75           11/01/22        6,136,489
    5,000      Massachusetts Water Resources Authority, Refg 1992 Ser B ............   5.50           11/01/15        5,205,600
               Detroit, Michigan,
    3,320        Sewage Refg Ser 1993 A (FGIC) .....................................   5.70           07/01/13        3,484,871
   10,000        Water Supply Sr Lien, Ser 2001-A (FGIC) ...........................   5.25           07/01/33        9,759,300
    5,000      Truckee Meadows Water Authority, Nevada, Ser 2001A (FSA) ............   5.125          07/01/30        4,794,150
               Charlotte, North Carolina Water & Sewer
    4,000        Ser 2000 ..........................................................   5.75           06/01/19        4,210,640
    4,000        Ser 2000 ..........................................................   5.75           06/01/20        4,206,360
    8,000        Ser 2000 ..........................................................   5.25           06/01/25        8,014,960
    5,000      Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ............   5.00           01/01/23        4,835,900
      800      Montgomery County, Ohio, Water Ser 1992 (FGIC) ......................   6.25           11/15/17          839,784
    5,000      Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC) ...........   4.50           01/01/24        4,418,850
    5,000      Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) ..........   5.25           06/01/28        4,959,500
   11,000      Metropolitan Government of Nashville & Davidson County, Tennessee,
                 Refg Ser 1998 A (FGIC) ............................................   4.75           01/01/22       10,246,610
    5,000      Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) .............   5.75           05/15/17        5,250,800

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                              COUPON       MATURITY
THOUSANDS                                                                               RATE          DATE             VALUE
------------                                                                         ------------ ------------- -----------------
$   5,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ......       5.25 %      12/01/30     $   4,876,350
    2,000    Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ....       4.75        01/01/21         1,892,180
    5,000    King County, Washington, Sewer Refg 2001 (FGIC) ...................       5.00        01/01/31         4,694,700
---------                                                                                                       -------------
  165,360                                                                                                         162,011,574
---------                                                                                                       -------------
             Other Revenue (1.0%)
    3,000    New York City Transitional Finance Authority, New York, 2000 Ser A        5.75        08/15/24         3,116,100
             New York Local Government Assistance Corporation,
    5,000      Ser 1993 C ......................................................       5.50        04/01/17         5,297,100
    6,000      Ser 1995 A ......................................................       6.00        04/01/24         6,239,820
---------                                                                                                       -------------
   14,000                                                                                                          14,653,020
---------                                                                                                       -------------
             Refunded (11.6%)
    9,000    Los Angeles Convention & Exhibition Center Authority, California,
               Ser 1985 COPs ...................................................       9.00        12/01/05+       10,995,300
    3,485    Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA) ..........................................................       5.75        01/01/04+        3,775,963
   20,100    San Francisco Redevelopment Agency, California, George R Moscone
               Convention Center Ser 1988 ......................................       0.00 #      07/01/04+       21,909,603
    5,000    Southern California Public Power Authority, Palo Verde Ser A
               (Ambac) (ETM) ...................................................       5.00        07/01/15         5,279,250
    2,500    Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ...............       6.875       10/01/22         3,013,850
    8,000    Hawaii, 1999 Ser CT (FSA) .........................................       5.875       09/01/09+        8,911,520
             Massachusetts,
    5,000      2000 Ser A ......................................................       6.00        02/01/10+        5,613,000
   10,000      2000 Ser B ......................................................       6.00        06/01/10+       11,188,000
   20,000      2000 Ser C ......................................................       5.75        10/01/10+       22,076,400
    2,500    Massachusetts Health & Educational Facilities Authority, Malden
               Hospital - FHA Ins Mtge Ser A (ETM) .............................       5.00        08/01/16         2,526,775
   10,000    Massachusetts Water Resources Authority, 1996 Ser A (FGIC) ........       5.50        11/01/06+       10,938,300
   13,450    New York State Dormitory Authority, Suffolk County Judicial
               Ser 1986 (ETM) ..................................................       7.375       07/01/16        16,175,777
    1,300    Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) .       5.75        12/01/05+        1,415,466
    9,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ..........       4.70        02/01/06         9,379,710
   25,000    Intermountain Power Agency, Utah, Refg 1985 Ser H GAINS ...........      10.00        07/01/03+       28,004,250
    5,000    Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) .............       5.00        06/01/15         5,074,000
---------                                                                                                       -------------
  149,335                                                                                                         166,277,164
---------                                                                                                       -------------
1,403,364    Total Tax-Exempt Municipal Bonds (Cost $1,306,549,912).............                                1,366,171,208
---------                                                                                                       -------------


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                     COUPON       MATURITY
THOUSANDS                                                                                      RATE          DATE             VALUE
-------------                                                                               ------------ -------------- -----------
              Short-Term Tax-Exempt Municipal Obligations (4.5%)
$    3,500    Idaho Health Facilities Authority, St Lukes Regional Medical Center
                Ser 2000 (FSA) (Demand 01/02/02) .....................................       1.85*%       07/01/30      $3,500,000
    17,800    Massachusetts Health & Educational Facilities Authority, Capital Asset
                Program Ser D (MBIA) (Demand 01/02/02) ...............................       1.90*        01/01/35      17,800,000
    15,000    Missouri Development Finance Board, The Nelson Gallery Foundation
                Ser 2001B (MBIA) (Demand 01/02/02) ...................................       1.90*        12/01/31      15,000,000
    13,500    Missouri Health & Educational Facilities Authority, Washington
                University Ser 1996 D (Demand 01/02/02) ..............................       1.90*        03/01/40      13,500,000
    14,125    Harris County Health Facilities Development Corporation, Texas,
----------      Methodist Hospital Ser 1994 (Demand 01/02/02) ........................       1.90*        12/01/25      14,125,000
                                                                                                                    --------------
    63,925    Total Short-Term Tax-Exempt Municipal Obligations (Cost $63,925,000)............................          63,925,000
----------                                                                                                          --------------
$1,467,289    Total Investments (Cost $1,370,474,912) (b)......................................             99.8%    1,430,096,208
==========
              Other Assets In Excess of Liabilities ...........................................              0.2         2,942,500
                                                                                                           -----    --------------
              Net Assets ......................................................................            100.0%   $1,433,038,708
                                                                                                           =====    ==============

------------

AMT        Alternative Minimum Tax.
COPs       Certificates of Participation.
ETM        Escrowed to maturity.
GAINS      Growth and Income Security.
PSF        Texas Permanent School Fund Guarantee Program.
WI         Security purchased on a "when-issued basis".
+          Prerefunded to call date shown.
++         Joint exemption in locations shown.
+/+ Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term security fluctuates.
#          Currently a zero coupon security; will convert to 8.5% on July 1,
           2002.
*          Current coupon of variable rate demand obligation.
** A portion of this security has been segregated in connection with the purchase of "when-issued" securities.
(a)        Non-income producing security; bond in default.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $73,996,503, and the aggregate gross unrealized depreciation is $14,375,207, resulting in net unrealized appreciation of $59,621,296.
Bond Insurance:
Ambac      Ambac Assurance Corporation.
Connie Lee Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
           Assurance Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


                        Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets



Alabama ............. 1.0%  Idaho ......... 0.3%  Minnesota ....... 0.9%  Pennsylvania .....  1.7%
Alaska .............. 4.5   Illinois ...... 3.1   Missouri ........ 5.0   Puerto Rico ......  1.7
Arizona ............. 2.5   Indiana ....... 1.1   Nevada .......... 2.8   South Carolina ...  3.6
California .......... 6.4   Iowa .......... 0.1   New Hampshire ... 0.5   Tennessee ........  2.4
Colorado ............ 3.2   Kansas ........ 0.6   New Jersey ...... 3.2   Texas ............  7.9
Connecticut ......... 1.0   Kentucky ...... 3.4   New Mexico ...... 0.5   Utah .............  3.6
Delaware ............ 0.3   Louisiana ..... 0.1   New York ........ 5.9   Virginia .........  1.6
District of Columbia. 0.7   Maine ......... 0.3   North Carolina .. 3.9   Washington .......  2.6
Florida ............. 2.8   Maryland ...... 1.4   North Dakota .... 0.2   Wisconsin ........  0.8
Georgia ............. 2.5   Massachusetts . 7.3   Ohio ............ 4.5   Joint Exemption* . (0.7)
Hawaii .............. 1.8   Michigan ...... 2.5   Oregon .......... 0.3                      ----
                                                                          Total ............ 99.8%
                                                                                             ====

------------
* Joint exemption has been included in each geographic location.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements

Statement of Assets and Liabilities                                    Statement of Operations
December 31, 2001                                                      For the year ended December 31, 2001


Assets:                                                                Net Investment Income:
Investments in securities, at value                                    Interest Income ..........................  $82,026,402
   (cost $1,370,474,912).......................... $1,430,096,208                                                  -----------
Cash .............................................        147,328      Expenses
Receivable for:                                                        Investment management fee ................    6,046,569
     Interest ....................................     23,549,150      Distribution fee (Class A shares) ........       45,789
     Investments sold ............................      8,272,346      Distribution fee (Class B shares) ........    1,104,260
     Shares of beneficial interest sold ..........        841,809      Distribution fee (Class C shares) ........      100,073
Prepaid expenses and other assets ................         44,989      Transfer agent fees and expenses .........      636,699
                                                   --------------      Shareholder reports and notices ..........      110,954
   Total Assets ..................................  1,462,951,830      Registration fees ........................       88,311
                                                   --------------      Professional fees ........................       67,959
Liabilities:                                                           Custodian fees ...........................       62,225
Payable for:                                                           Trustees' fees and expenses ..............       25,946
     Investments purchased .......................     20,071,022      Other ....................................       51,513
     Dividends and distributions to shareholders..      8,307,088                                                  -----------
     Shares of beneficial interest repurchased ...        676,126         Total Expenses ........................    8,340,298
     Investment management fee ...................        509,132      Less: expense offset .....................      (62,081)
     Distribution fee ............................        117,031                                                  -----------
Accrued expenses and other payables ..............        232,723           Net Expenses ........................    8,278,217
                                                   --------------                                                  -----------
   Total Liabilities .............................     29,913,122           Net Investment Income ...............   73,748,185
                                                   --------------                                                  -----------
   Net Assets .................................... $1,433,038,708      Net Realized and Unrealized Gain (Loss):
                                                   ==============      Net realized gain ........................   14,729,433
Composition of Net Assets:                                             Net change in unrealized appreciation ....  (30,548,675)
Paid-in-capital .................................. $1,371,429,723                                                  -----------
Net unrealized appreciation ......................     59,621,296         Net Loss ..............................  (15,819,242)
Dividends in excess of net investment income .....       (502,585)                                                 -----------
Accumulated undistributed net realized gain ......      2,490,274      Net Increase .............................  $57,928,943
                                                   --------------                                                  ===========
   Net Assets .................................... $1,433,038,708
                                                   ==============
Class A Shares:
Net Assets ....................................... $   26,983,929
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................      2,345,738
   Net Asset Value Per Share ..................... $        11.50
                                                   ==============
     Maximum Offering Price Per Share,
     (net asset value plus 4.44% of net asset
       value) .................................... $        12.01
                                                   ==============
Class B Shares:
Net Assets ....................................... $  200,293,285
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................     17,333,780
   Net Asset Value Per Share ..................... $        11.56
                                                   ==============
Class C Shares:
Net Assets ....................................... $   16,269,564
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................      1,410,887
   Net Asset Value Per Share ..................... $        11.53
                                                   ==============
Class D Shares:
Net Assets ....................................... $1,189,491,930
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................    103,420,736
   Net Asset Value Per Share ..................... $        11.50
                                                   ==============

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements continued

Statement of Changes in Net Assets


                                                                                   FOR THE YEAR       FOR THE YEAR
                                                                                      ENDED               ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               ------------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ........................................................   $   73,748,185      $   52,726,675
Net realized gain ............................................................       14,729,433           3,971,131
Net change in unrealized appreciation ........................................      (30,548,675)         51,496,436
                                                                                 --------------      --------------
  Net Increase ...............................................................       57,928,943         108,194,242
                                                                                 --------------      --------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares .............................................................       (1,254,363)           (902,256)
  Class B shares .............................................................       (8,231,300)         (6,664,086)
  Class C shares .............................................................         (623,141)           (462,996)
  Class D shares .............................................................      (62,820,874)        (44,407,557)
Net realized gain*
  Class A shares .............................................................         (226,211)                  -
  Class B shares .............................................................       (1,675,552)                  -
  Class C shares .............................................................         (134,866)                  -
  Class D shares .............................................................       (9,992,484)                  -
                                                                                 --------------      --------------
  Total Dividends and Distributions ..........................................      (84,958,791)        (52,436,895)
                                                                                 --------------      --------------
Net increase (decrease) from transactions in shares of beneficial interest ...      416,883,986         (32,798,064)
                                                                                 --------------      --------------
  Net Increase ...............................................................      389,854,138          22,959,283
Net Assets:
Beginning of period ..........................................................    1,043,184,570       1,020,225,287
                                                                                 --------------      --------------
End of Period
(Including dividends in excess of net investment income of $502,585 and
accumulated undistributed net investment income of $308,770, respectively)....   $1,433,038,708      $1,043,184,570
                                                                                 ==============      ==============
------------
* Includes Short-Term Gains of:
  Class A shares .............................................................   $       12,568                   -
  Class B shares .............................................................           93,088                   -
  Class C shares .............................................................            7,493                   -
  Class D shares .............................................................          555,149                   -
                                                                                 --------------      --------------
   Total Short-Term Gains ....................................................   $      668,298                   -
                                                                                 ==============      ==============


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Tax-Exempt Securities Trust is registered under the Investment Company Act of 1940, as amended the ("Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

C. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts approximately totaled $6,778,000 at December 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $127,000, $291,000, and $27,000, respectively and received approximately $208,000, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 aggregated $237,073,644 and $357,957,763, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $17,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $14,385. At December 31, 2001, the Fund had an accrued pension liability of $121,608 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                                      FOR THE YEAR                      FOR THE YEAR
                                                                          ENDED                            ENDED
                                                                    DECEMBER 31, 2001                DECEMBER 31, 2000
                                                            --------------------------------- --------------------------------
                                                                 SHARES           AMOUNT            SHARES          AMOUNT
                                                            --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ......................................................     9,079,007    $  106,404,463        3,090,287    $   34,723,944
Reinvestment of dividends and distributions ...............        72,684           849,252           36,669           413,876
Redeemed ..................................................    (8,658,058)     (101,626,375)      (2,827,223)      (31,652,974)
                                                               ----------    --------------       ----------    --------------
Net increase - Class A ....................................       493,633         5,627,340          299,733         3,484,846
                                                               ----------    --------------       ----------    --------------
CLASS B SHARES
Sold ......................................................    12,357,534       146,088,789        8,257,414        93,280,823
Reinvestment of dividends and distributions ...............       425,915         4,995,569          282,656         3,199,923
Redeemed ..................................................    (8,799,577)     (104,075,933)      (7,754,811)      (87,329,632)
                                                               ----------    --------------       ----------    --------------
Net increase - Class B ....................................     3,983,872        47,008,425          785,259         9,151,114
                                                               ----------    --------------       ----------    --------------
CLASS C SHARES
Sold ......................................................     3,003,253        35,407,606          448,828         5,130,298
Reinvestment of dividends and distributions ...............        46,554           544,567           29,565           334,043
Redeemed ..................................................    (2,625,832)      (30,951,538)        (394,439)       (4,461,219)
                                                               ----------    --------------       ----------    --------------
Net increase - Class C ....................................       423,975         5,000,635           83,954         1,003,122
                                                               ----------    --------------       ----------    --------------
CLASS D SHARES
Sold ......................................................     1,685,751        19,857,745          925,126        10,460,935
Reinvestment of dividends and distributions ...............     3,040,733        35,527,928        2,119,706        23,877,414
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Multi-State Municipal
 Series Trust (See Note 9) ................................             -                 -        3,385,107        38,275,570
Shares issued in connection with the acquisition of the
 Morgan Stanley Dean Witter Municipal Income Trusts
 (See Note 10) ............................................    48,557,606       571,263,372                -                 -
Redeemed ..................................................   (22,748,737)     (267,401,459)     (10,612,830)     (119,051,065)
                                                              -----------    --------------      -----------    --------------
Net increase (decrease) - Class D .........................    30,535,353       359,247,586       (4,182,891)      (46,437,146)
                                                              -----------    --------------      -----------    --------------
Net increase (decrease) in Fund ...........................    35,436,833    $  416,883,986       (3,013,945)   $  (32,798,064)
                                                              ===========    ==============      ===========    ==============

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

6. Federal Income Tax Status

At December 31, 2001, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $1,100,278.


7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2001, the Fund held positions in residual interest bonds having a total value of $32,934,563, which represents 2.3% of the Fund's net assets.


9. Fund Acquisitions - Morgan Stanley Dean Witter Multi-State Municipal Series Trust

On July 24, 2000, the Fund acquired all the net assets of Morgan Stanley
Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts Series"), Michigan Series ("Michigan Series"), Minnesota Series ("Minnesota Series") and Ohio Series ("Ohio Series") based on the respective valuations as of the close of business on July 21, 2000, pursuant to four reorganization plans approved by the shareholders of Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series on June 22, 2000. The acquisition was accomplished by a tax-free exchange of 792,540 Class D shares of the Fund at a net asset value of $11.31 per share for 852,866 shares of Massachusetts Series; 1,059,251 Class D shares of the Fund at a net asset value of $11.31 per share for 1,182,639 shares of Michigan Series; 453,481 Class D shares of the Fund at a net asset value of $11.31 per share for 513,915 shares of Minnesota Series and 1,079,835 Class D shares of the Fund at a net asset value of $11.31 per share for 1,175,451 shares of Ohio Series. The net assets of the Fund and Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series immediately before the acquisition were $982,320,805, $8,961,789, $11,975,503, $5,126,864 and $12,211,414, respectively, including unrealized appreciation of $282,180, $102,725, $26,335 and $39,899 for Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,020,596,375.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

10. Fund Acquisitions - Morgan Stanley Dean Witter Municipal Income Trusts

On February 5, 2001, the Fund acquired all the net assets of Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income Trust "), Morgan Stanley Dean Witter Municipal Income Trust II ("Municipal Income Trust II") and Morgan Stanley Dean Witter Municipal Income Trust III ("Municipal Income Trust III") based on the respective valuations as of the close of business on February 2, 2001, pursuant to three reorganization plans approved by the shareholders of Municipal Income Trust, Municipal Income Trust II, and the Municipal Income Trust III on January 23, 2001. The acquisition was accomplished by a tax-free exchange of 23,262,313 Class D shares of the Fund at a net asset value of $11.76 per share for 27,577,097 shares of Municipal Income Trust; 20,497,846 Class D shares of the Fund at a net asset value of $11.76 per share for 24,299,866 shares of Municipal Income Trust II and 4,797,447 Class D shares of the Fund at a net asset value of $11.76 per share for 5,798,353 shares of Municipal Income Trust III. The net assets of the Fund and Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III immediately before the acquisition were $1,046,560,521, $273,701,646, $241,157,858, and $56,403,868,
respectively, including unrealized appreciation of $11,327,506, $8,114,170 and $2,046,341 for Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,617,823,893.


11. Change in Accounting Policy

Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $463,641 decrease in the cost of securities and a corresponding $463,641 decrease to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $997,177; increase unrealized appreciation by $103,101 and decrease net realized gains by $1,100,278. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------
                                                                2001                  2000
                                                           -------------        ------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..................     $11.71              $11.08
                                                             -----               -----
Income (loss) from investment operations:
 Net investment income ................................       0.59(6)             0.58
 Net realized and unrealized gain (loss) ..............      (0.12)(6)            0.63
                                                             -----               -----
Total income (loss) from investment operations ........       0.47                1.21
                                                             -----               -----
Less dividends and distributions from:
 Net investment income ................................      (0.58)              (0.58)
 Net realized gain ....................................      (0.10)                  -
                                                            ------               -----
Total dividends and distributions .....................      (0.68)              (0.58)
                                                            ------               -----
Net asset value, end of period ........................     $11.50              $11.71
                                                            ======               ======
Total Return+ ........................................       4.05%               11.21%
Ratios to Average Net Assets:
Expenses ..............................................       0.66%(4)(5)         0.72%(5)
Net investment income .................................       4.97%(5)(6)         5.14%(5)
Supplemental Data:

Net assets, end of period, in thousands ...............    $26,984             $21,685
Portfolio turnover rate ...............................         17%                 17%




                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,         JULY 28, 1997*
                                                        ---------------------------------------         THROUGH
                                                              1999                1998             DECEMBER 31, 1997
                                                        ---------------- ---------------------- ----------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period .................. $  12.02             $     12.09            $     12.00
                                                        --------             -----------            -----------
Income (loss) from investment operations:
 Net investment income ................................     0.58                    0.59                   0.25
 Net realized and unrealized gain (loss) ..............    (0.91)                   0.10                   0.14
                                                        --------             -----------            -----------
Total income (loss) from investment operations ........    (0.33)                   0.69                   0.39
                                                        --------             -----------            -----------
Less dividends and distributions from:
 Net investment income ................................    (0.58)                  (0.59)                 (0.25)
 Net realized gain ....................................    (0.03)                  (0.17)                 (0.05)
                                                        --------             -----------            -----------
Total dividends and distributions .....................    (0.61)                  (0.76)                 (0.30)
                                                        --------             -----------            -----------
Net asset value, end of period ........................ $  11.08             $     12.02            $     12.09
                                                        ========             ===========            ===========

Total Return+ ........................................     (2.82)%                  5.86%                  3.31%(1)
Ratios to Average Net Assets:
Expenses ..............................................     0.64%(4)(5)             0.74%(4)(5)            0.76%(2)(3)
Net investment income .................................     4.98%(5)                4.88%(5)               4.96%(2)
Supplemental Data:

Net assets, end of period, in thousands ...............  $17,198              $   15,041                 $3,857
Portfolio turnover rate ...............................       13%                     15%                    16%


------------
*   The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                      See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued



                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------
                                                                  2001                2000
                                                         ---------------------- ----------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $     11.76           $   11.13
                                                             -----------           ---------
Income (loss) from investment operations:
 Net investment income .................................            0.54 (6)            0.54
 Net realized and unrealized gain (loss) ...............           (0.11)(6)            0.63
                                                             -----------           ---------
Total income (loss) from investment operations .........            0.43                1.17
                                                             -----------           ---------
Less dividends and distributions from:
 Net investment income .................................           (0.53)              (0.54)
 Net realized gain .....................................           (0.10)                  -
                                                             -----------           ---------
Total dividends and distributions ......................           (0.63)              (0.54)
                                                             -----------           ---------
Net asset value, end of period .........................     $     11.56           $   11.76
                                                             ===========           =========
Total Return+ .........................................             3.68%              10.75%
Ratios to Avereage Net Assets:
Expenses. ..............................................            1.09%(4)(5)         1.11%(5)
Net investment income. .................................            4.54%(5)(6)         4.75%(5)
Supplemental Data:
Net assets, end of period, in thousands ................     $   200,293           $ 156,972
Portfolio turnover rate ................................              17%                 17%




                                                                                                       FOR THE PERIOD
                                                             FOR THE YEAR ENDED DECEMBER 31,           JULY 28, 1997*
                                                         ----------------------------------------         THROUGH
                                                                1999                1998              DECEMBER 31, 1997
                                                         ----------------- ---------------------- ----------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 12.07             $      12.14            $     12.00
                                                          --------             -----------            -----------
Income (loss) from investment operations:
 Net investment income .................................     0.53                     0.55                   0.23
 Net realized and unrealized gain (loss) ...............    (0.91)                    0.10                   0.19
                                                          --------             -----------            -----------
Total income (loss) from investment operations .........    (0.38)                    0.65                   0.42
                                                          --------             -----------            -----------
Less dividends and distributions from:
 Net investment income .................................    (0.53)                   (0.55)                 (0.23)
 Net realized gain .....................................    (0.03)                   (0.17)                 (0.05)
                                                          --------             -----------            -----------
Total dividends and distributions ......................    (0.56)                   (0.72)                 (0.28)
                                                          --------             -----------            -----------
Net asset value, end of period .........................  $  11.13             $     12.07            $     12.14
                                                          ========             ===========            ===========
Total Return+ .........................................      (3.25)%                  5.47%                  3.57%(1)
Ratios to Avereage Net Assets:
Expenses. ..............................................      1.11%(4)(5)             1.10%(4)(5)            1.14%(2)(3)
Net investment income. .................................      4.51%(5)                4.52%(5)               4.87%(2)
Supplemental Data:

Net assets, end of period, in thousands ................  $139,786              $  132,303            $    95,573
Portfolio turnover rate ................................        13%                     15%                    16%


------------
*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued



                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                              2001                2000
                                                     ---------------------- ----------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $     11.73           $   11.10
                                                         -----------           ---------
Income (loss) from investment operations:
 Net investment income .............................            0.52 (6)            0.52
 Net realized and unrealized gain (loss) ...........           (0.10)(6)            0.63
                                                         -----------           ---------
Total income (loss) from investment operations .....            0.42                1.15
                                                         -----------           ---------
Less dividends and distributions from:
 Net investment income .............................           (0.52)              (0.52)
 Net realized gain .................................           (0.10)                  -
                                                         -----------           ---------
Total dividends and distributions ..................           (0.62)              (0.52)
                                                         -----------           ---------
Net asset value, end of period .....................     $     11.53           $   11.73
                                                         ===========           =========
Total Return+ .....................................             3.58%              10.66%
Ratios to Average Net Assets:
Expenses ...........................................            1.19%(4)(5)         1.21%(5)
Net investment income ..............................            4.44%(5)(6)         4.65%(5)
Supplemental Data:

Net assets, end of period, in thousands ............     $   16,270             $ 11,578
Portfolio turnover rate ............................             17%                  17%




                                                                                                       FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,            JULY 28, 1997*
                                                     ---------------------------------------------         THROUGH
                                                              1999                   1998             DECEMBER 31, 1997
                                                     ---------------------- ---------------------- ----------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $     12.04            $     12.11            $     12.00
                                                         -----------            -----------            -----------
Income (loss) from investment operations:
 Net investment income .............................            0.51                   0.53                   0.23
 Net realized and unrealized gain (loss) ...........           (0.91)                  0.10                   0.16
                                                         -----------            -----------            -----------
Total income (loss) from investment operations .....           (0.40)                  0.63                   0.39
                                                         -----------            -----------            -----------
Less dividends and distributions from:
 Net investment income .............................           (0.51)                 (0.53)                 (0.23)
 Net realized gain .................................           (0.03)                 (0.17)                 (0.05)
                                                         -----------            -----------            -----------
Total dividends and distributions ..................           (0.54)                 (0.70)                 (0.28)
                                                         -----------            -----------            -----------
Net asset value, end of period .....................     $     11.10            $     12.04            $     12.11
                                                         ===========            ===========            ===========
Total Return+ .....................................            (3.37)%                 5.36%                  3.28%(1)
Ratios to Average Net Assets:
Expenses ...........................................            1.21%(4)(5)            1.20%(4)(5)            1.20%(2)(3)
Net investment income ..............................            4.41%(5)               4.34%(5)               4.41%(2)
Supplemental Data:
Net assets, end of period, in thousands ............      $   10,025             $    7,599            $     2,953
Portfolio turnover rate ............................              13%                    15%                    16%


------------
*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued



                                                    FOR THE YEAR ENDED DECEMBER 31,
                                               ------------------------------------------
                                                         2001                  2000
                                               ------------------------ -----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .........      $    11.70              $  11.07
                                                    ----------              ----------
Income (loss) from investment operations:
 Net investment income .......................            0.61 (3)              0.60
 Net realized and unrealized gain (loss) .....           (0.11)(3)              0.63
                                                    ----------              ----------
Total income (loss) from investment
operations ...................................            0.50                  1.23
                                                    ----------              ----------
Less dividends and distributions from:
 Net investment income .......................           (0.60)                (0.60)
 Net realized gain ...........................           (0.10)                    -
                                                    ----------              ----------
Total dividends and distributions ............           (0.70)                (0.60)
                                                    ----------              ----------
Net asset value, end of period ...............      $    11.50              $  11.70
                                                    ==========              ==========
Total Return+ ...............................            4.31%                11.44%
Ratios to Average Net Assets:
Expenses .....................................            0.49%(1)(2)           0.51%(2)
Net investment income ........................            5.14%(2)(3)           5.35%(2)
Supplemental Data:
Net assets, end of period, in thousands ......      $1,189,492              $852,950
Portfolio turnover rate ......................              17%                   17%



                                                             FOR THE YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                      1999                 1998                1997*
                                               ---------------- ------------------------ -----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .........  $     12.01          $    12.08            $      11.77
                                                -----------          -----------           ------------
Income (loss) from investment operations:
 Net investment income .......................         0.59                0.62                    0.63
 Net realized and unrealized gain (loss) .....        (0.91)               0.10                    0.36
                                                -----------          -----------           ------------
Total income (loss) from investment
operations ...................................        (0.32)               0.72                    0.99
                                                -----------          -----------           ------------
Less dividends and distributions from:
 Net investment income .......................        (0.59)              (0.62)                  (0.63)
 Net realized gain ...........................        (0.03)              (0.17)                  (0.05)
                                                -----------          -----------           -------------
Total dividends and distributions ............        (0.62)              (0.79)                  (0.68)
                                                -----------          -----------           -------------
Net asset value, end of period ...............  $     11.07          $    12.01            $      12.08
                                                ===========          ===========           =============
Total Return+ ...............................         (2.71)%              6.11%                   8.73%
Ratios to Average Net Assets:
Expenses .....................................         0.51%(1)(2)         0.50%(1)(2)             0.49%
Net investment income ........................         5.11%(2)            5.12%(2)                5.34%
Supplemental Data:
Net assets, end of period, in thousands ......     $853,216          $1,023,246              $1,096,998
Portfolio turnover rate ......................           13%                 15%                     16%


------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

(3) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Independent Auditors' Report


To the Shareholders and Board of Trustees of Morgan Stanley Tax-Exempt Securities Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Tax-Exempt Securities Trust, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Exempt Securities Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 8, 2002

                       2001 Federal Tax Notice (unaudited)
      During the year ended December 31, 2001 the Fund paid to its shareholders $0.58 per share from tax-exempt income.

      For the year ended December 31, 2001 the Fund paid to shareholders $0.09 per share from long-term capital gains.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information

Independent Trustees:



                                                                  Term of
                                                                Office and
                                            Position(s)          Length of
       Name, Age and Address of             Held with             Time
         Independent Trustee                Registrant           Served*
-------------------------------------     -------------     ----------------
Michael Bozic (60)                        Trustee           Trustee since
c/o Mayer, Brown & Platt                                    April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                        Trustee           Trustee since
c/o Summit Ventures LLC                                     January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (67)                      Trustee           Trustee since
c/o Mayer, Brown & Platt                                    September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                               Number of
                                                                                             Portfolios in
                                                                                                 Fund
                                                                                                Complex
       Name, Age and Address of                                                                Overseen
         Independent Trustee                Principal Occupation(s) During Past 5 Years       by Trustee**
-------------------------------------    ------------------------------------------------   --------------
Michael Bozic (60)                       Retired; Director or Trustee of the Morgan         129
c/o Mayer, Brown & Platt                 Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees      formerly Vice Chairman of Kmart Corporation
1675 Broadway                            (December 1998-October 2000), Chairman and
New York, NY                             Chief Executive Officer of Levitz Furniture
                                         Corporation (November 1995-November 1998)
                                         and President and Chief Executive Officer
                                         of Hills Department Stores (May 1991-July
                                         1995); formerly variously Chairman, Chief
                                         Executive Officer, President and Chief
                                         Operating Officer (1987-1991) of the Sears
                                         Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)                       Director or Trustee of the Morgan Stanley          129
c/o Summit Ventures LLC                  Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                            United States Senator (R-Utah) (1974-1992)
201 S. Main Street                       and Chairman, Senate Banking Committee
Salt Lake City, UT                       (1980-1986); formerly Mayor of Salt Lake City,
                                         Utah (1971-1974); formerly Astronaut,
                                         Space Shuttle Discovery (April 12-19,
                                         1985); Vice Chairman, Huntsman Corporation
                                         (chemical company); member of the Utah
                                         Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (67)                     Retired; Director or Trustee of the Morgan         129
c/o Mayer, Brown & Platt                 Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees      formerly associated with the Allstate
1675 Broadway                            Companies (1966-1994), most recently as
New York, NY                             Chairman of The Allstate Corporation
                                         (March 1993-December 1994) and Chairman
                                         and Chief Executive Officer of its
                                         wholly-owned subsidiary, Allstate
                                         Insurance Company (July 1989-December
                                         1994).




       Name, Age and Address of
         Independent Trustee                    Other Directorships Held by Trustee
-------------------------------------    ------------------------------------------------
Michael Bozic (60)                       Director of Weirton Steel Corporation.
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                       Director of Franklin Covey (time management
c/o Summit Ventures LLC                  systems), BMW Bank of North America, Inc.
1 Utah Center                            (industrial loan corporation), United Space
201 S. Main Street                       Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                       and the Boeing Company) and Nuskin Asia
                                         Pacific (multilevel marketing); member of
                                         the board of various civic and charitable
                                         organizations.

Wayne E. Hedien (67)                     Director of The PMI Group Inc. (private
c/o Mayer, Brown & Platt                 mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees      Chairman of The Field Museum of Natural
1675 Broadway                            History; director of various other business and
New York, NY                             charitable organizations.


Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued


                                                               Term of
                                                              Office and
                                            Position(s)        Length of
        Name, Age and Address of             Held with           Time
          Independent Trustee                Registrant         Served*
---------------------------------------    -------------     ---------------
Dr. Manuel H. Johnson (52)                 Trustee           Trustee since
c/o Johnson Smick International, Inc.                        July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (65)                     Trustee           Trustee since
c/o Triumph Capital, L.P.                                    July 1991
237 Park Avenue
New York, NY

John L. Schroeder (71)                     Trustee           Trustee since
c/o Mayer, Brown & Platt                                     April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                   Fund
                                                                                                  Complex
        Name, Age and Address of                                                                  Overseen
          Independent Trustee                 Principal Occupation(s) During Past 5 Years       by Trustee**
---------------------------------------    ------------------------------------------------    --------------
Dr. Manuel H. Johnson (52)                 Chairman of the Audit Committee and Director         129
c/o Johnson Smick International, Inc.      or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.              TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                           Smick International, Inc., a consulting firm;
                                           Co-Chairman and a founder of the Group
                                           of Seven Council (G7C), an international
                                           economic commission; formerly Vice
                                           Chairman of the Board of Governors of
                                           the Federal Reserve System and Assistant
                                           Secretary of the U.S. Treasury.

Michael E. Nugent (65)                     Chairman of the Insurance Committee and              207
c/o Triumph Capital, L.P.                  Director or Trustee of the Morgan Stanley
237 Park Avenue                            Funds and the TCW/DW Term Trusts; director/
New York, NY                               trustee of various investment companies
                                           managed by Morgan Stanley Investment
                                           Management Inc. and Morgan Stanley
                                           Investments LP (since July 2001); General
                                           Partner, Triumph Capital, L.P., a private
                                           investment partnership; formerly Vice
                                           President, Bankers Trust Company and BT
                                           Capital Corporation (1984-1988).

John L. Schroeder (71)                     Retired; Chairman of the Derivatives Committee       129
c/o Mayer, Brown & Platt                   and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees        Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                              Executive Vice President and Chief Investment
New York, NY                               Officer of the Home Insurance Company
                                           (August 1991-September 1995).



        Name, Age and Address of
          Independent Trustee                    Other Directorships Held by Trustee
---------------------------------------    ----------------------------------------------
Dr. Manuel H. Johnson (52)                 Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.      Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.              Accounting Foundation (oversight organization
Washington, D.C.                           of the Financial Accounting Standards Board).

Michael E. Nugent (65)                     Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

John L. Schroeder (71)                     Director of Citizens Communications Company
c/o Mayer, Brown & Platt                   (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY


Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued

Interested Trustees:





                                                                   Term of
                                                                 Office and
                                         Position(s)              Length of
   Name, Age and Address of               Held with                 Time
      Interested Trustee                  Registrant               Served*
------------------------------     -----------------------     ---------------
Charles A. Fiumefreddo (68)        Chairman, Director or       Trustee since
c/o Morgan Stanley Trust           Trustee and Chief           July 1991
Harborside Financial Center,       Executive Officer
Plaza Two,
Jersey City, NJ

James F. Higgins (53)              Trustee                     Trustee since
c/o Morgan Stanley Trust                                       June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)             Trustee                     Trustee since
1585 Broadway                                                  April 1994
New York, NY



                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                                                                                            Complex
   Name, Age and Address of                                                                 Overseen
      Interested Trustee              Principal Occupation(s) During Past 5 Years         by Trustee**
------------------------------     -------------------------------------------------      --------------
Charles A. Fiumefreddo (68)        Chairman, Director or Trustee and Chief                129
c/o Morgan Stanley Trust           Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,       and the TCW/DW Term Trusts; formerly
Plaza Two,                         Chairman, Chief Executive Officer and Director
Jersey City, NJ                    of the Investment Manager, the Distributor and
                                   Morgan Stanley Services, Executive Vice President
                                   and Director of Morgan Stanley DW, Chairman and
                                   Director of the Transfer Agent, and Director
                                   and/or officer of various Morgan Stanley
                                   subsidiaries (until June 1998).

James F. Higgins (53)              Senior Adviser of Morgan Stanley (since                129
c/o Morgan Stanley Trust           August 2000); Director of the Distributor and
Harborside Financial Center,       Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                         the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                    Term Trusts (since June 2000); previously
                                   President and Chief Operating Officer of the
                                   Private Client Group of Morgan Stanley (May
                                   1999-August 2000), President and Chief Operating
                                   Officer of Individual Securities of Morgan
                                   Stanley (February 1997-May 1999).

Philip J. Purcell (58)             Director or Trustee of the Morgan Stanley              129
1585 Broadway                      Funds and the TCW/DW Term Trusts; Chairman
New York, NY                       of the Board of Directors and Chief Executive
                                   Officer of Morgan Stanley and Morgan Stanley DW;
                                   Director of the Distributor; Chairman of the
                                   Board of Directors and Chief Executive Officer of
                                   Novus Credit Services Inc.; Director and/or
                                   officer of various Morgan Stanley subsidiaries.




   Name, Age and Address of
      Interested Trustee               Other Directorships Held by Trustee
------------------------------     -------------------------------------------
Charles A. Fiumefreddo (68)        None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (53)              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)             Director of American Airlines, Inc. and its
1585 Broadway                      parent company, AMR Corporation.
New York, NY


------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed end funds (including all of their portfolios) funds advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc.
      (including but not limited to, Morgan Stanley Investment Management
      Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued

Officers:





                                                               Term of
                                                             Office and
                                      Position(s)             Length of
   Name, Age and Address of            Held with                 Time
       Executive Officer               Registrant              Served*
------------------------------     -----------------      -----------------
Mitchell M. Merin (48)             President              President since
1221 Avenue of the Americas                               May 1999
New York, NY

Barry Fink (46)                    Vice President,        Vice President,
c/o Morgan Stanley Trust           Secretary and          Secretary
Harborside Financial Center,       General Counsel        and General
Plaza Two                                                 Counsel since
Jersey City, NJ                                           February 1997

Thomas F. Caloia (55)              Treasurer              Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ

James F. Willison (58)             Vice President         Since Inception
1221 Avenue of the Americas                               of the Fund
New York, New York

Joseph R. Arcieri (53)             Vice President         Since February
1221 Avenue of the Americas                               1997
New York, New York

Robert W. Wimmel (37)              Vice President         Since February
1 Parkview Plaza                                          2002
Oakbrook Terrace, Illinois



   Name, Age and Address of
       Executive Officer              Principal Occupation(s) During Past 5 Years
------------------------------     -------------------------------------------------
Mitchell M. Merin (48)             President and Chief Operating Officer of
1221 Avenue of the Americas        Morgan Stanley Investment Management (since
New York, NY                       December 1998); President, Director (since
                                   April 1997) and Chief Executive Officer (since
                                   June 1998) of the Investment Manager and
                                   Morgan Stanley Services; Chairman, Chief
                                   Executive Officer and Director of the
                                   Distributor (since June 1998); Chairman and
                                   Chief Executive Officer (since June 1998) and
                                   Director (since January 1998) of the Transfer
                                   Agent; Director of various Morgan Stanley
                                   subsidiaries; President of the Morgan Stanley
                                   Funds and TCW/DW Term Trusts (since May 1999);
                                   Trustee of various Van Kampen investment
                                   companies (since December 1999); previously
                                   Chief Strategic Officer of the Investment
                                   Manager and Morgan Stanley Services and
                                   Executive Vice President of the Distributor
                                   (April 1997 - June 1998), Vice President of
                                   the Morgan Stanley Funds (May 1997 - April
                                   1999) and Executive Vice President of Morgan
                                   Stanley.

Barry Fink (46)                    General Counsel (since May 2000) and Managing
c/o Morgan Stanley Trust           Director (since December 2000) of Morgan
Harborside Financial Center,       Stanley Investment Management; Managing
Plaza Two                          Director (since December 2000), and Secretary
Jersey City, NJ                    and General Counsel (since February 1997) and
                                   Director (since July 1998) of the Investment
                                   Manager and Morgan Stanley Services; Assistant
                                   Secretary of Morgan Stanley DW; Vice
                                   President, Secretary and General Counsel of
                                   the Morgan Stanley Funds and TCW/DW Term
                                   Trusts (since February 1997); Vice President
                                   and Secretary of the Distributor; previously,
                                   Senior Vice President, Assistant Secretary and
                                   Assistant General Counsel of the Investment
                                   Manager and Morgan Stanley Services.

Thomas F. Caloia (55)              First Vice President and Assistant Treasurer
c/o Morgan Stanley Trust           of the Investment Manager, the Distributor and
Harborside Financial Center,       Morgan Stanley Services; Treasurer of the
Plaza Two                          Morgan Stanley Funds.
Jersey City, NJ

James F. Willison (58)             Managing Director and Portfolio Manager of the
1221 Avenue of the Americas        Investment Manager and/or its investment
New York, New York                 management affiliates for over 5 years.

Joseph R. Arcieri (53)             Executive Director and Portfolio Manager of
1221 Avenue of the Americas        the Investment Manager and/or its investment
New York, New York                 management affiliates for over 5 years.

Robert W. Wimmel (37)              Vice President and Portfolio Manager of the
1 Parkview Plaza                   Investment Manager and/or its investment
Oakbrook Terrace, Illinois         management affiliates for over 5 years.



------------
* Each Officer serves an indefinite term, until his or her successor is elected.

Trustees                                       Morgan Stanley
Michael Bozic                                  [GRAPHIC OMITTED]
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

Officers
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchelll M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmell
Vice President

Thomas F. Caloia
Treasurer

Transfer Agent
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281

Investment Manager
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY  10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

Morgan Stanley
Tax-Exempt
Securities Trust

Annual Report
December 31, 2001

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS [0] JUNE 30, 2002

DEAR SHAREHOLDER:

During the six-month period ended June 30, 2002, the U.S. economy began to recover from recession and the impact of September 11. Real gross domestic product (GDP) accelerated to an annualized rate of 5 percent in the first quarter of 2002. The resiliency of the U.S. consumer and slower inventory depletion were significant factors in this improvement. During the second quarter, the majority of the economic data remained positive, although worldwide political events and the effect of corporate accounting scandals on equities brought the sustainability of the recovery into question.

Throughout 2001, the Federal Reserve Board aggressively cut the federal funds rate by a total of 475 basis points (4.75 percent), to the current level of
1.75 percent. As the economy gained momentum in the first few months of 2002, there was a general consensus forecast that the Fed would begin to tighten monetary policy and raise short-term interest rates. The bond market reacted to these concerns and yields generally rose. By late spring, however, the consensus shifted as labor market and capital-spending indicators remained soft, and new disclosures on corporate integrity spurred a flight to quality. Most importantly, statements by Federal Reserve officials began to indicate that there would be no rush to tighten monetary policy. The bond market responded favorably by scaling back expectations of rate hikes, and yields declined.


MUNICIPAL MARKET CONDITIONS

The municipal market was influenced by the economy and the turmoil in the equity markets. The yield on the 30-year insured municipal bond index, which stood at 5.36 percent at the end of 2001, reached a high of 5.45 percent in March 2002, before declining to 5.27 percent in June 2002. Throughout the period, the slope of the municipal yield curve remained positive. The yield pickup for extending maturities from one to 30 years was 365 basis points (3.65 percent). This is the steepest yield curve since 1985.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge for the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries declined from 98 percent in December 2001 to 96 percent by the end of June 2002. In the 10-year range, the ratio declined from 90 percent in December to 86 percent in June.

In much the same way homeowners refinance their mortgages, state and local governments took advantage of lower interest rates to refinance outstanding debt during the first six months of 2002. This activity contributed to a surge in municipal bond underwriting, and long-term volume increased 20 percent to a record $162 billion. Refunded issues represented almost one-quarter of the total. New York, led by a major refinancing of the Metropolitan Transportation Authority's outstanding debt,

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS [0] JUNE 30, 2002 continued


accounted for 13 percent of national volume. California, Texas and Florida, the next largest states in terms of issuance, represented an additional 24 percent of the total.


[GRAPHIC OMITTED]

                         30 Year Bond Yields 1993-2002

                          Insured                  U.S
                         Municipal               Treasury         %
      Date                Yields                  Yields      Relationship
      ----                -----                   -----       ------------
    12/31/92               6.30%                   7.39%          85.25%
    03/31/93               6.00                    6.92           86.71
    06/30/93               5.65                    6.67           84.71
    09/30/93               5.35                    6.02           88.90
    12/31/93               5.40                    6.34           85.17
    03/31/94               6.40                    7.09           90.27
    06/30/94               6.50                    7.61           85.41
    09/30/94               6.55                    7.81           83.87
    12/30/94               6.75                    7.88           85.66
    03/31/95               6.15                    7.43           82.77
    06/30/95               6.10                    6.62           92.15
    09/29/95               5.95                    6.48           91.82
    12/29/95               5.35                    5.94           90.07
    03/29/96               5.85                    6.66           87.84
    06/28/96               5.90                    6.89           85.63
    09/30/96               5.70                    6.93           82.25
    12/31/96               5.60                    6.63           84.46
    03/31/97               5.90                    7.10           83.10
    06/30/97               5.60                    6.78           82.60
    09/30/97               5.40                    6.40           84.38
    12/31/97               5.15                    5.92           86.99
    03/31/98               5.25                    5.93           88.53
    06/30/98               5.20                    5.65           92.04
    09/30/98               4.95                    5.00           99.00
    12/31/98               5.05                    5.10           99.02
    03/31/99               5.15                    5.63           91.47
    06/30/99               5.47                    5.96           91.78
    09/30/99               5.83                    6.05           96.36
    12/31/99               5.97                    6.48           92.13
    03/31/00               5.82                    5.83           99.83
    06/30/00               5.84                    5.90           98.98
    09/30/00               5.74                    5.89           97.45
    12/31/00               5.27                    5.46           96.52
    03/31/01               5.26                    5.44           96.69
    06/30/01               5.35                    5.76           92.88
    09/30/01               5.20                    5.42           95.94
    12/31/01               5.36                    5.47           97.99
    03/31/02               5.43                    5.80           93.62
    06/30/02               5.27                    5.51           95.64

    Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

For the six months ended June 30, 2002, Morgan Stanley Tax-Exempt Securities Trust's Class A and D shares returned 4.10 percent and 4.14 percent, respectively. During the same period, the Fund's Class B and C shares returned
3.83 percent and 3.78 percent, respectively. The Fund underperformed the Lehman Brothers Municipal Bond Index, which returned 4.64 percent.* The index is more heavily weighted toward short- and intermediate-term securities, and its return does not include expenses. The

--------------

* The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS [0] JUNE 30, 2002 continued


performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.


PORTFOLIO STRUCTURE

The Fund's net assets of $1.4 billion were diversified among 17 long-term sectors and 186 credits. The Fund maintained its high-credit-quality profile by continuing to invest in investment-grade securities in essential service sectors. Nearly 85 percent of the long-term portfolio is rated AA or better. At the end of June, the portfolio's average maturity was 16 years. Average duration of the portfolio, a measure of sensitivity to interest-rate changes, was 7.0 years. Generally, a portfolio with a longer duration will have greater price volatility. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution, geographic concentrations and sector allocations. Optional call provisions by year and their respective cost (book) yields are also shown.


LOOKING AHEAD

The Federal Reserve Board's cautious approach toward tightening monetary policy has helped stabilize the fixed-income markets. We believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors in the highest tax brackets, the adjustment of municipal yields to their taxable equivalents offers a significant advantage.

We appreciate your ongoing support of Morgan Stanley Tax-Exempt Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
-----------------------------            --------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS [0] JUNE 30, 2002 continued


[GRAPHIC OMITTED]

LARGEST SECTORS (BAR CHART):  AS OF JUNE 30, 2002
(% OF NET ASSETS)

Category
--------
Transportation            18%
Water & Sewer             13%
General Obligation        12%
Electric                  12%
Refunded                  11%
Mortgage                   7%
Hospital                   7%

Portfolio structure is subject to change.


[GRAPHIC OMITTED]

CREDIT RATINGS (PIE CHART):  AS OF JUNE 30, 2002
(% OF LONG-TERM PORTFOLIO)

  RATINGS
MOODY'S/S&P
-----------
  Aaa/AAA                 67%
   Aa/AA                  20%
    A/A                    6%
  Baa/BBB                  4%
   Ba/BB                   1%
     NR                    2%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. Portfolio structure is subject to change.


[GRAPHIC OMITTED]

   DISTRIBUTION BY MATURITY
  (% OF LONG-TERM PORTFOLIO)

   YEARS
   -----
 1 - 5 Yrs                     7.0%
 5 - 10 Yrs                   14.8%
10 - 20 Yrs                   45.4%
20 - 30 Yrs                   29.7%
  30+ Yrs                      3.1%

WEIGHTED AVERAGE MATURITY (YRS):  16 years

Portfolio  structure is subject to change.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS [0] JUNE 30, 2002 continued

[GRAPHIC OMITTED]

CALL AND COST (BOOK) YIELD STRUCTURE
(BASED ON LONG-TERM PORTFOLIO)
JUNE 30, 2002

CALL STRUCTURE (BAR CHART)
----------
CALL DATES

2002         6%
2003        10%
2004         4%
2005         9%
2006         6%
2007         9%
2008         8%
2009         7%
2010        12%
2011        10%
2012+       19%

WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS


[GRAPHIC OMITTED]

COST (BOOK) YIELD*
-----------
YIELD DATES

2002          7.5%
2003          6.8%
2004          6.9%
2005          6.5%
2006          5.9%
2007          5.9%
2008          5.5%
2009          5.7%
2010          5.6%
2011          5.2%
2012+         5.6%

WEIGHTED AVERAGE BOOK YIELD: 6.0%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 7.5% on 6% of the long-term portfolio that is callable in 2002.

     Portfolio structure is subject to change.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
ANNUAL HOUSEHOLDING NOTICE [0] JUNE 30, 2002


To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FUND PERFORMANCE [0] JUNE 30, 2002

              Average Annual Total Returns - Period Ended 6/30/02
--------------------------------------------------------------------------------


                      Class A Shares*
-------------------------------------------------------------
1 Year                        5.91%(1)          1.41%(2)
5 Years                       5.54%(1)          4.63%(2)
10 Years                      5.90%(1)          5.44%(2)


                      Class B Shares**
-------------------------------------------------------------
1 Year                        5.53%(1)          0.53%(2)
Since Inception (7/28/97)     4.81%(1)          4.48%(2)


                      Class C Shares+
-------------------------------------------------------------
1 Year                        5.43%(1)          4.43%(2)
Since Inception (7/28/97)     4.65%(1)          4.65%(2)


                      Class D Shares++
----------------------------------------------
1 Year                        6.17%(1)
5 Years                       5.74%(1)
10 Years                      6.13%(1)


PRIOR TO JULY 28, 1997 THE FUND OFFERED ONLY ONE CLASS OF SHARES. BECAUSE THE DISTRIBUTION ARRANGEMENT FOR CLASS A MOST CLOSELY RESEMBLED THE DISTRIBUTION ARRANGEMENT APPLICABLE PRIOR TO THE IMPLEMENTATION OF MULTIPLE CLASSES (I.E., CLASS A IS SOLD WITH A FRONT-END SALES CHARGE), HISTORICAL PERFORMANCE INFORMATION HAS BEEN RESTATED TO REFLECT THE ACTUAL MAXIMUM SALES CHARGE APPLICABLE TO CLASS A (I.E., 4.25%) AS COMPARED TO THE 4.00% SALES CHARGE IN EFFECT PRIOR TO JULY 28, 1997. IN ADDITION, CLASS A SHARES ARE NOW SUBJECT TO AN ONGOING 12B-1 FEE WHICH IS REFLECTED IN THE RESTATED PERFORMANCE FOR THAT CLASS.


BECAUSE ALL SHARES OF THE FUND HELD PRIOR TO JULY 28, 1997 WERE DESIGNATED CLASS D SHARES, THE FUND'S HISTORICAL PERFORMANCE HAS BEEN RESTATED TO REFLECT THE ABSENCE OF ANY SALES CHARGE.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

 *  The maximum front-end sales charge for Class A is 4.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

 + The maximum CDSC for Class C is 1.0% for shares redeemed within one year of purchase.

++  Class D has no sales charge.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED)


  PRINCIPAL
  AMOUNT IN                                                                                   COUPON      MATURITY
  THOUSANDS                                                                                    RATE         DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              Tax-Exempt Municipal Bonds (97.0%)
              General Obligation (12.2%)
              North Slope Borough, Alaska,
$   15,000      Ser 1995 A (MBIA) .......................................................   0.00 %       06/30/06   $   13,214,100
     9,500      Ser 1999 A (MBIA) .......................................................   0.00         06/30/10        6,710,325
    25,000      Ser 2000 B (MBIA) .......................................................   0.00         06/30/11       16,671,750
    20,000      Ser 2001 A (MBIA) .......................................................   0.00         06/30/12       12,578,400
     5,000    California, Various Purpose 04/01/02 ......................................   6.00         04/01/19        5,654,050
     4,000    Connecticut, College Savings 1989 Ser A ...................................   0.00         07/01/08        3,222,480
     9,000    Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA) .........   4.50         06/01/24        8,225,280
              Chicago, Illinois,
     5,000      Refg Ser 1995 A-2 (Ambac) ...............................................   6.25         01/01/14        5,843,050
    10,300      Neighborhoods Alive 21 Ser 2001 A (FGIC) ................................   5.375        01/01/26       10,394,451
     3,000    Chicago Board of Education, Illinois, Ser 2001 C (FSA) ....................   5.00         12/01/26        2,893,320
     3,000    Clark County, Nevada, Transportation Ser 1992 A (Ambac) ...................   6.50         06/01/17        3,603,210
              New York City, New York,
     1,925      1990 Ser D ..............................................................   6.00         08/01/07        1,932,334
     1,545      1990 Ser D ..............................................................   6.00         08/01/08        1,550,887
     5,000    New York State, Refg Ser 1995 B ...........................................   5.70         08/15/10        5,482,400
              North Carolina,
    10,000      1997 Ser A ..............................................................   5.20         03/01/16       10,479,100
    10,000      Public School Building Ser 1999 .........................................   4.60         04/01/17        9,982,400
       500    Delaware City School District, Ohio, Constr & Impr (FGIC) .................   5.75         12/01/20          529,790
     3,000    Little Miami Local School District, Ohio, Ser 1998 (FGIC) .................   4.875        12/01/23        2,904,930
    10,000    South-Western City School District, Ohio, Ser 1999 (Ambac) ................   4.75         12/01/19        9,871,300
    10,000    Pennsylvania, First Ser 1995 (FGIC) .......................................   5.50         05/01/12       10,510,500
              Shelby County, Tennessee,
     5,000      Refg 1995 Ser A .........................................................   5.625        04/01/11        5,412,950
     4,000      Refg 1995 Ser A .........................................................   5.625        04/01/14        4,247,960
     5,000    North East Texas Independent School District, Texas, Ser 1999 (PSF) .......   6.50         10/01/14        5,716,050
    18,000    King County, Washington, Ltd Tax 1995 (MBIA) ..............................   6.00         01/01/23       19,119,060
----------                                                                                                          --------------
   192,770                                                                                                             176,750,077
----------                                                                                                          --------------
              Educational Facilities Revenue (3.7%)
     4,000    California Public Works Board, University of California
                1993 Refg Ser A .........................................................   5.50         06/01/21        4,048,200
     7,000    Indiana University, Student Fee Ser K (MBIA) ..............................   5.875        08/01/20        7,411,180

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                              COUPON         MATURITY
  THOUSANDS                                                                               RATE            DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
$    2,000    Maryland Health & Educational Facilities Authority,
                The John Hopkins University Refg Ser 1998 ............................... 5.125%          07/01/20   $    2,034,940
       400    Massachusetts Industrial Finance Agency, College of the Holy Cross
                1996 Issue (MBIA) ....................................................... 5.50            03/01/16          420,424
       500    Oakland University, Michigan, Ser 1995 (MBIA) ............................. 5.75            05/15/26          516,905
       200    Minnesota Higher Education Facilities Authority, Northfield St Olaf
                College 1992 ............................................................ 6.40            10/01/21          206,218
     4,000    Missouri Health & Educational Facilities Authority, Washington
                University Ser 1998 A ................................................... 4.75            11/15/37        3,632,200
     7,000    New Jersey Educational Facilities Authority, Princeton University
                Ser 1999 A .............................................................. 4.75            07/01/25        6,758,640
              New York State Dormitory Authority,
     5,000      City University Ser 2000 A (Ambac) ...................................... 6.125           07/01/13        5,736,850
     2,000      State University 1990 Ser A ............................................. 7.50            05/15/13        2,553,380
     5,000      State University 1993 Ser A ............................................. 5.25            05/15/15        5,419,350
     7,800      State University Ser 2000 B ............................................. 5.375           05/15/23        7,934,082
     2,500    Ohio State University, General Receipts, Ser 1999 A ....................... 5.80            12/01/29        2,648,300
       200    University of Toledo, Ohio, Ser 1992 A (FGIC) ............................. 5.90            06/01/20          206,052
     4,000    Delaware County Authority, Pennsylvania, Villanova University
                Ser 1995 (Ambac) ........................................................ 5.70            08/01/15        4,224,480
----------                                                                                                          --------------
    51,600                                                                                                               53,751,201
----------                                                                                                          --------------
              Electric Revenue (12.0%)
              Salt River Project Agricultural Improvement & Power District, Arizona,
    25,000      Refg 1993 Ser C (Secondary MBIA)** ...................................... 5.50            01/01/10       27,633,250
     4,000      Refg 2002 Ser A ......................................................... 5.25            01/01/13        4,350,120
     1,635    Sacramento Municipal Utility District, California, Refg 1994 Ser I
                (MBIA) .................................................................. 5.75            01/01/15        1,743,401
     9,000    Southern California Public Power Authority, Mead-Adelanto 1994 A
                (Ambac) ................................................................. 8.43[+/+]       07/01/15       10,033,380
    15,000    Colorado Springs, Colorado, Utilities Refg Ser 2002 (Ambac) (WI) .......... 5.375           11/15/20       15,416,550
     9,550    Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ........... 6.50            01/01/17       11,477,954
    15,000    Long Island Power Authority, New York, Ser 2000 A (FSA) ................... 0.00            06/01/17        7,465,650
              North Carolina Municipal Power Agency, Catawba
     5,000      Ser 1993 (MBIA) ......................................................... 9.02[+/+]       01/01/12        5,259,000
     5,000      Ser 1998 A (MBIA) ....................................................... 5.50            01/01/15        5,494,400
              Puerto Rico Electric Power Authority,
    15,000      Power Ser O ............................................................. 0.00            07/01/17        7,350,000
     5,000      Power Ser EE (MBIA) ..................................................... 4.50            07/01/18        4,921,500

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                                   COUPON       MATURITY
  THOUSANDS                                                                                    RATE          DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              South Carolina Public Service Authority,
$   10,000      Refg Ser 1996 A (MBIA) ......................................................  5.75 %     01/01/13   $   10,683,700
    15,000      1995 Refg Ser A (Ambac) .....................................................  6.25       01/01/22       16,232,100
              San Antonio, Texas, Electric & Gas
    10,500      Refg Ser 1994 C .............................................................  7.443[+/+] 02/01/06       11,101,125
     5,000      Refg Ser 1998 A .............................................................  4.50       02/01/21        4,574,700
    15,000    Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA) ......................  5.75       07/01/19       15,954,000
     3,000    Chelan County Public Utility District #1, Washington, Hydro
                Ser 1997 A (AMT) ............................................................  5.60       07/01/32        2,987,520
     5,000    Grant County Public Utility District #2, Washington, Electric
                Refg Ser 2001 H (FSA) .......................................................  5.375      01/01/18        5,213,550
     5,330    Seattle, Washington, Municipal Light & Power Impr & Refg Ser 2001
                (FSA) .......................................................................  5.50       03/01/18        5,614,995
----------                                                                                                           --------------
   178,015                                                                                                              173,506,895
----------                                                                                                           --------------
              Hospital Revenue (7.0%)
     3,500    Birmingham-Carraway Special Care Facilities Financing Authority,
                Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ..................  5.875      08/15/15        3,678,745
     2,000    Tampa, Florida, Catholic Health Ser 1998 A-2 (Ambac) ..........................  4.875      11/15/28        1,875,000
     5,000    Hawaii Department of Budget & Finance, Queen's Health 1996 Ser A ..............  6.00       07/01/20        5,105,950
     5,000    Illinois Health Facilities Authority, Loyola University Health Ser 2001 A .....  6.00       07/01/21        5,083,400
     4,000    Maine Health & Higher Educational Facilities Authority, Ser 1998 B (FSA) ......  4.875      07/01/23        3,830,080
     1,000    Massachusetts Health & Educational Facilities Authority, Massachusetts
                General Hospital Ser F (Ambac) ..............................................  6.00       07/01/15        1,052,070
              Rochester, Minnesota, Mayo Foundation/Medical Center
     5,000      Ser 1992 I ..................................................................  5.75       11/15/21        5,086,450
     6,400      Ser 1992 F ..................................................................  6.25       11/15/21        6,561,280
    10,000    Missouri Health & Educational Facilities Authority, Barnes Jewish/
                Christian Health Ser 1993 A .................................................  5.25       05/15/14       10,523,700
     3,000    University of Missouri, Health Ser 1996 A (Ambac) .............................  5.50       11/01/16        3,143,490
              Henderson, Nevada
    10,065      Catholic Health West 1998 Ser A .............................................  5.375      07/01/26        8,808,183
     2,000      Catholic Health West 1998 Ser A .............................................  5.125      07/01/28        1,690,060
     6,500    New Jersey Health Care Facilities Financing Authority, Robert Wood
                Johnson University Hospital, Ser 2000 .......................................  5.75       07/01/25        6,779,240
     6,000    New York State Medical Care Facilities Finance Agency, Presbyterian
                Hospital - FHA Insured Mtge Ser 1994 A ......................................  5.25       08/15/14        6,313,440

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                                  COUPON      MATURITY
  THOUSANDS                                                                                   RATE         DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              North Carolina Medical Care Commission,
$    4,000      Pitt County Memorial Hospital Ser 1998 A ................................     4.75 %     12/01/28   $    3,625,720
     5,000      Presbyterian Health Services Corp Refg Ser 1993 .........................     5.50       10/01/20        5,049,950
       700    Akron, Bath & Copley Joint Township Hospital District, Ohio, Summa
                Health Ser 1992 A .......................................................     6.25       11/15/07          717,563
     3,000    Erie County Hospital Facility, Ohio, Firelands Regional Medical Center
                Ser 2002 ................................................................     5.625      08/15/32        2,997,600
     5,000    Lorain County, Ohio, Catholic Health Ser 9 2001 A .........................     5.25       10/01/33        4,778,100
     5,000    Pennsylvania Higher Educational Facilities Authority, University of
                Pennsylvania Ser A 1996 .................................................     5.75       01/01/22        5,042,150
     5,000    Greenville Hospital, South Carolina, Ser 2001 (Ambac) .....................     5.00       05/01/31        4,851,100
     5,000    North Central Texas Health Facilities Development Corporation,
                University Medical Center Inc Ser 1997 (FSA) ............................     5.45       04/01/15        5,196,400
----------                                                                                                          --------------
   102,165                                                                                                             101,789,671
----------                                                                                                          --------------
              Industrial Development/Pollution Control Revenue (4.7%)
     1,500    Hawaii Department of Budget & Finance, Hawaii Electric Co
                Ser 1995 A (AMT) (MBIA) .................................................     6.60       01/01/25        1,633,560
     5,000    Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) ..................     7.00       06/01/31        5,097,100
     8,500    Massachusetts Industrial Finance Agency, Eastern Edison Co
                Refg Ser 1993 ...........................................................     5.875      08/01/08        8,796,735
     2,540    Lapeer Economic Development Corporation, Michigan, Dott
                Manufacturing Co Ser 1989 A (AMT) .......................................    10.65       11/15/17        1,562,100
    10,000    Michigan, Strategic Fund, Detroit Edison Co Ser 1999 B (AMT) ..............     5.65       09/01/29        9,955,100
       500    Monroe County, Michigan, Detroit Edison Co Collateralized
                Ser 1-1992 (AMT) (MBIA) .................................................     6.875      09/01/22          514,255
       300    Bass Brook, Minnesota, Minnesota Power & Light Co Refg Ser 1992 ...........     6.00       07/01/22          304,005
              New Jersey Economic Development Authority,
     6,000      Continental Airlines Inc, Ser 1999 (AMT) ................................     6.625      09/15/12        5,548,620
     4,000      Continental Airlines Inc, Ser 1999 (AMT) ................................     6.25       09/15/19        3,400,720
    11,500    Dallas-Fort Worth International Airport Facility Improvement
                Corporation, Texas, American Airlines Inc Ser 1995 ......................     6.00       11/01/14        9,557,535
    10,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001B (AMT) .......     5.75       05/01/30       10,044,300
    10,000    Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ............     6.90       02/01/13       10,769,700
----------                                                                                                          --------------
    69,840                                                                                                              67,183,730
----------                                                                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                          COUPON        MATURITY
  THOUSANDS                                                                           RATE           DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue - Multi-Family (1.4%)
$    1,320    Massachussetts Housing Finance Agency, Rental 1994 Ser A
                (AMT) (Ambac) ....................................................... 6.60 %       07/01/14   $    1,386,950
     5,750    Michigan Housing Development Authority, Rental 1992 Ser A
                (Bifurcated FSA) .................................................... 6.50         04/01/23        5,891,220
     5,000    New Jersey Housing Agency, 1995 Ser A (Ambac) ......................... 6.00         11/01/14        5,270,600
              New York City Housing Development Corporation, New York,
     3,997      Ruppert Project - FHA Ins Sec 223F .................................. 6.50         11/15/18        4,200,993
     3,846      Stevenson Commons Project - FHA Ins Sec 223F ........................ 6.50         05/15/18        4,042,351
----------                                                                                                    --------------
    19,913                                                                                                        20,792,114
----------                                                                                                    --------------
              Mortgage Revenue - Single Family (5.8%)
              Alaska Housing Finance Corporation,
     2,675      Governmental 1995 Ser A (MBIA) ...................................... 5.875        12/01/24        2,735,188
    15,000      1997 Ser A (MBIA) ................................................... 6.00         06/01/27       15,716,250
     2,440    California Housing Finance Agency, Home 1983 Ser B .................... 0.00         08/01/15          791,219
              Colorado Housing & Finance Authority,
     1,060      1997 Ser B-2 (AMT) .................................................. 7.00         05/01/26        1,098,266
     1,475      1998 Ser A-2 (AMT) .................................................. 6.60         05/01/28        1,619,152
     1,365      1997 Ser C-2 (AMT) .................................................. 6.875        11/01/28        1,409,540
     3,260    Connecticut Housing Finance Authority, 2000 Subser B-2 (AMT) .......... 5.85         05/15/31        3,341,728
     6,970    Hawaii Housing Finance & Development Corporation, Purchase
                1997 Ser A (AMT) .................................................... 5.75         07/01/30        7,062,074
       215    Idaho Housing Agency, Ser 1988 D-2 (AMT) .............................. 8.25         01/01/20          226,776
              Chicago, Illinois,
       955      Ser 1997 B GNMA (AMT) ............................................... 6.95         09/01/28        1,015,690
     1,065      GNMA-Backed Ser 1997 A (AMT) ........................................ 7.25         09/01/28        1,130,018
       185    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT) (MBIA) ........... 8.00         11/01/20          185,163
       355    Saint Tammany Public Trust Finance Authority, Louisiana,
                Refg Ser 1990 B ..................................................... 7.25         07/25/11          372,101
       170    Massachusetts Housing Finance Agency, Housing Ser 21 (AMT) ............ 7.125        06/01/25          172,878
       165    Minnesota Housing Finance Agency, Ser 1992 H (AMT) .................... 6.50         01/01/26          169,100
              Missouri Housing Development Commission, Homeownership
     1,710      1996 Ser C (AMT) .................................................... 7.45         09/01/27        1,848,578
     1,090      1997 Ser A-2 (AMT) .................................................. 7.30         03/01/28        1,184,078
     2,860      1997 Ser C-1 ........................................................ 6.55         09/01/28        3,100,526
       395      1998 Ser B-2 (AMT) .................................................. 6.40         03/01/29          420,158
     1,720      Ser 2000 B-1 (AMT) .................................................. 7.45         09/01/31        1,986,996

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                             COUPON           MATURITY
  THOUSANDS                                                                              RATE              DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              New Hampshire Housing Finance Authority,
$    4,445      Mortgage Acquisition 2000 Ser B (AMT) .................................   6.70 %          07/01/29   $    4,868,208
       540      Residential GNMA-Backed Ser 1989 B (AMT) ..............................   7.70            07/01/29          540,680
     1,050    North Dakota Housing Finance Agency, 1990 Ser B (AMT) ...................   7.75            07/01/24        1,059,209
    13,915    Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT) .............   6.10            09/01/28       14,429,994
     3,755    Oregon Housing & Community Service Department, Ser 2000 F (AMT) .........   6.25            07/01/28        3,912,259
              Tennessee Housing Department Agency, Mortgage Finance
     3,700      1993 Ser A ............................................................   5.90            07/01/18        3,788,615
       830      1994 Ser B (AMT) ......................................................   6.55            07/01/19          848,409
     9,165      1993 Ser A ............................................................   5.95            07/01/28        9,320,988
       125    Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E (AMT) .......   6.50            07/01/26          129,162
----------                                                                                                           --------------
    82,655                                                                                                               84,483,003
----------                                                                                                           --------------
              Nursing & Health Related Facilities Revenue (0.6%)
       910    Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990 (b) ........................  10.25            01/01/20          594,267
     1,810    Lexington-Fayette Urban County Government, Kentucky,
                AHF/Kentucky-Iowa Inc Ser 1990 (b) ....................................  10.25            01/01/20        1,182,002
       500    Minneapolis & Saint Paul Housing & Redevelopment Authority,
                Minnesota, Group Health Plan Inc Ser 1992 .............................   6.75            12/01/13          511,265
     2,000    New York State Dormitory Authority, Mental Health Ser 1999 C (MBIA) .....   4.75            08/15/22        1,893,160
     1,815    Chester County Industrial Development Authority, Pennsylvania,
                RHA/PA Nursing Homes Inc Ser 1989 .....................................   8.50            05/01/32        1,823,240
              Kirbyville Health Facilities Development Authority, Texas,
       623      Heartway III Corp Ser 1998 B (a) ......................................   6.00            03/20/04           31,150
     3,613      Heartway III Corp Ser 1998 A ..........................................  10.00            03/20/18        3,086,726
----------                                                                                                           --------------
    11,271                                                                                                                9,121,810
----------                                                                                                           --------------
              Public Facilities Revenue (3.1%)
     9,000    Arizona School Facilities Board, School Improvement Ser 2001 ............   5.50            07/01/18        9,598,680
     2,000    North City West School Facilities Authority, California, Community
                District #1 Special Tax Ser 1995 B (FSA) ..............................   6.00            09/01/19        2,251,320
     5,000    Denver, Colorado, Civic Center Ser 2000 B COPs (Ambac) ..................   5.50            12/01/25        5,185,850
     3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (Ambac) ...................   6.25            12/15/20        4,057,660
    20,000    Metropolitan Pier & Exposition Authority, Illinois, Refg Ser 2002 B
                (MBIA) (WI) ...........................................................   0.00##          06/15/22        8,870,600
     4,000    Michigan, 525 Redevco Inc COPs (Ambac) ..................................   5.50            06/01/27        4,083,720


                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                             COUPON        MATURITY
  THOUSANDS                                                                              RATE           DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Ohio Building Authority,
$    5,000      1985 Ser C ...........................................................    9.75 %       10/01/05   $    5,925,700
     5,000      Administrative Building 2001 Ser A (FSA) .............................    5.50         10/01/18        5,320,250
----------                                                                                                        --------------
    53,495                                                                                                            45,293,780
----------                                                                                                        --------------
              Recreational Facilities Revenue (1.5%)
     3,500    Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ................    5.00         11/01/08        3,534,580
              Metropolitan Football Stadium District, Colorado,
     4,000      Sales Tax Ser 1999 A (MBIA) ..........................................    0.00         01/01/10        2,908,360
     2,000      Sales Tax Ser 1999 A (MBIA) ..........................................    0.00         01/01/12        1,302,700
     9,000    Mashantucket Western Pequot Tribe, Connecticut, Special 1997 Ser B .....    5.75         09/01/27        8,908,200
     5,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ......................    5.25         12/01/32        5,006,850
----------                                                                                                        --------------
    23,500                                                                                                            21,660,690
----------                                                                                                        --------------
              Resource Recovery Revenue (1.3%)
    18,000    Northeast Maryland Waste Disposal Authority, Montgomery County
----------      Ser 1993 A (AMT) .....................................................    6.30         07/01/16       18,595,620
                                                                                                                  --------------
              Retirement & Life Care Facilities Revenue (0.4%)
              Riverside County Public Financing Authority, California,
     2,000      Air Force Village West Inc COPs ......................................    5.75         05/15/19        1,991,300
     3,900      Air Force Village West Inc COPs ......................................    5.80         05/15/29        3,801,291
----------                                                                                                        --------------
     5,900                                                                                                             5,792,591
----------                                                                                                        --------------
              Tax Allocation Revenue (0.4%)
     5,000    Rosemead Redevelopment Agency, California, Project # 1 Ser 1993 A ......    5.60         10/01/33        5,000,400
----------                                                                                                        --------------
              Transportation Facilities Revenue (17.7%)
     4,140    Phoenix, Arizona, Street & Highway Jr Lien, Ser 2002 (FGIC) ............    5.00         07/01/11        4,450,541
     5,000    San Francisco Bay Area Rapid Transit District, California, Sales Tax
                Ser 1998 (Ambac) .....................................................    4.75         07/01/23        4,794,600
     3,000    Colorado Department of Transportation, Ser 2000 (Ambac) ................    6.00         06/15/15        3,375,210
              E-470 Public Highway Authority, Colorado,
    15,000      Ser 1997 B (MBIA) ....................................................    0.00         09/01/14        8,389,500
     5,000      Ser 1997 B (MBIA) ....................................................    0.00         09/01/16        2,465,750
    10,000    Metropolitan Washington Airport Authority, District of Columbia
                & Virginia, Ser 2001A (AMT) (MBIA)++ .................................    5.50         10/01/27       10,170,900
     8,500    Jacksonville, Florida, Transportation Ser 2001 (MBIA) ..................    5.00         10/01/26        8,358,560


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                             COUPON       MATURITY
  THOUSANDS                                                                              RATE          DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------------
              Mid-Bay Bridge Authority, Florida,
$    8,965      Sr Lien Crossover Refg Ser 1993 A (Ambac) ............................   5.85 %       10/01/13   $    9,878,982
     3,000      Ser 1997 A (Ambac) ...................................................   0.00         10/01/21        1,024,020
     5,000    Atlanta, Georgia, Airport Ser 2000 (FGIC) ..............................   5.875        01/01/17        5,453,050
     3,460    Hawaii, Airport 2000 Ser B (AMT) (FGIC) ................................   6.625        07/01/17        3,906,790
     6,000    Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) .......   5.75         06/01/21        6,632,040
     2,545    Southwestern Development Authority, Illinois, Tri-City Regional
                Port District Ser 1989 A (AMT) .......................................   7.90         07/01/14        2,595,671
              Kentucky Turnpike Authority,
     9,000      Economic Development Road Refg Ser 1995 (Ambac) ......................   6.50         07/01/08       10,427,850
    30,000      Resource Recovery Road 1987 Ser A** ..................................   5.00         07/01/08       30,030,000
     9,275    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ............   5.55         01/01/17        9,543,047
       250    Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
                Sub Lien Ser 1991 B (AMT) (MBIA) .....................................   6.75         12/01/21          257,092
     4,140    Missouri Highways & Transportation Commission, Ser A 2001 ..............   5.125        02/01/19        4,249,006
              St. Louis, Missouri, Lambert-St-Louis International Airport,
     4,000      Ser 2000 .............................................................   6.00         01/01/07        4,072,440
     3,000      Ser 2000 .............................................................   6.00         01/01/08        3,043,470
     3,500      Ser 2000 .............................................................   6.125        01/01/09        3,549,000
     5,000    Nevada Department of Business & Industry, Las Vegas Monorail,
                1st Tier Ser 2000 (Ambac) ............................................   5.375        01/01/40        4,987,950
              New Jersey Highway Authority,
    10,000      Senior Parkway 2001 Ser (FGIC) .......................................   5.25         01/01/19       10,394,500
     7,000      Senior Parkway 1999 Ser ..............................................   5.625        01/01/30        7,359,730
     6,595    Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) ...........   6.375        07/01/15        7,233,924
              Metropolitan Transportation Authority, New York,
    10,000      Transportation Ser 2002 A (Ambac) ....................................   5.50         11/15/18       10,684,600
     5,000      Service Contract Ser 2002 B (MBIA) (WI) ..............................   5.50         07/01/24        5,190,950
     7,500    Ohio Turnpike Commission, Ser 1998 B (FGIC) ............................   4.50         02/15/24        6,799,950
     5,000    Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) ...................   4.75         12/01/27        4,671,750
    10,000    Puerto Rico Highway & Transportation Authority, Refg Ser X .............   5.50         07/01/15       10,914,700
    10,000    South Carolina Transportation Infrastructure Bank, Ser 1999 A (Ambac) ..   5.50         10/01/16       10,717,100
    11,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) ..............   6.125        11/15/25       11,664,950
     7,500    Dallas Area Rapid Transit, Texas, Senior Lien Ser 2001 (Ambac) .........   5.00         12/01/31        7,166,250
     4,000    Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC) ...   5.625        11/01/15        4,227,360
     5,000    Houston, Texas, Airport Sub Lien Ser 2000 A (AMT) (FSA) ................   5.875        07/01/17        5,336,050
     4,000    Pocahontas Parkway Association, Virginia, Route 895 Connector
                Ser 1998 A ...........................................................   5.50         08/15/28        2,850,360


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                           COUPON       MATURITY
  THOUSANDS                                                                            RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Virginia Transportation Board,
$    2,000      US Route 58 Corridor Ser 1993 B ....................................... 5.625%      05/15/13   $    2,069,200
     6,000      US Route 28 Ser 1992 .................................................. 6.50        04/01/18        6,143,280
----------                                                                                                     --------------
   258,370                                                                                                        255,080,123
----------                                                                                                     --------------
              Water & Sewer Revenue (12.6%)
    10,000    Jefferson County, Alabama, Sewer Ser 1997 (FGIC) ........................ 5.75        02/01/22       10,446,200
     5,000    California Department of Water Resources, Central Valley Ser L .......... 5.50        12/01/23        5,063,050
    10,000    Los Angeles, California, Wastewater Ser 1994-A (MBIA) ................... 5.875       06/01/24       10,578,900
     5,000    Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ................... 4.75        10/01/23        4,774,100
     1,900    Northern Palm Beach County Improvement District, Florida,
                Water Control & Impr #9A Ser 1996 A ................................... 6.80        08/01/06        2,038,263
     5,000    Atlanta, Georgia, Water & Wastewater Ser 2001 A (MBIA) .................. 5.00        11/01/33        4,830,850
     5,000    Augusta, Georgia, Water & Sewer Ser 2000 (FSA) .......................... 5.25        10/01/26        5,050,700
    10,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ................ 4.75        01/01/28        9,308,100
     8,000    Indiana Bond Bank, Revolving Fund Ser 2001A ............................. 5.375       02/01/19        8,361,440
     8,000    Indianapolis, Indiana, Industrial Local Public Improvement Bond Bank
                Water Works Ser 2002 A (MBIA) ......................................... 5.125       07/01/27        7,835,440
     2,700    Kansas Development Finance Authority, Public Water Supply
                Ser 2000-2 (Ambac) .................................................... 5.75        04/01/17        2,932,389
    10,000    Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
                Ser 1998 A (FGIC) ..................................................... 4.75        05/15/28        9,286,800
     6,640    Boston Water & Commission, Massachusetts Ser 1998 Ser D (FGIC) .......... 4.75        11/01/22        6,388,145
     5,000    Massachusetts Water Resources Authority, Refg 1992 Ser B ................ 5.50        11/01/15        5,150,200
              Detroit, Michigan,
     3,320      Sewage Refg Ser 1993 A (FGIC) ......................................... 5.70        07/01/13        3,495,362
    10,000      Water Supply Sr Lien, Ser 2001- A (FGIC) .............................. 5.25        07/01/33        9,999,900
     5,000    Truckee Meadows Water Authority, Nevada, Ser 2001A (FSA) ................ 5.125       07/01/30        4,831,300
              Charlotte, North Carolina Water & Sewer
     4,000      Ser 2000 .............................................................. 5.75        06/01/19        4,316,520
     4,000      Ser 2000 .............................................................. 5.75        06/01/20        4,308,240
     5,000      Ser 2000 .............................................................. 5.25        06/01/25        5,045,900
     5,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ................ 5.00        01/01/23        4,949,400
       800    Montgomery County, Ohio, Water Ser 1992 (FGIC) .......................... 6.25        11/15/17          828,408
     5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC) ............... 4.50        01/01/24        4,544,000
     5,000    Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) .............. 5.25        06/01/28        5,037,700
    10,000    Metropolitan Government of Nashville & Davidson County,
                Tennesse, Refg Ser 1998 A (FGIC) ...................................... 4.75        01/01/22        9,582,500
     5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) ................. 5.75        05/15/17        5,430,250

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                                 COUPON       MATURITY
  THOUSANDS                                                                                  RATE          DATE             VALUE
------------------------------------------------------------------------------------------------------------------------------------
$    5,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ............      5.25 %       12/01/30    $    4,970,550
    16,000    San Antonio, Texas, Water Refg Ser 2002 (FSA) ...........................      5.00         05/15/28        15,427,680
     2,000    Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ..........      4.75         01/01/21         1,949,500
     5,000    King County, Washington, Sewer Refg 2001 (FGIC) .........................      5.00         01/01/31         4,752,500
----------                                                                                                            --------------
   182,360                                                                                                               181,514,287
----------                                                                                                            --------------
              Other Revenue (1.6%)
              New York City Transitional Finance Authority, New York,
     3,000      2000 Ser A ............................................................      5.75         08/15/24         3,456,240
     7,000      Refg 2003 Ser A (WI) ..................................................      5.50         11/01/26         7,668,430
              New York Local Government Assistance Corporation, New York,
     5,000      Ser 1993 C ............................................................      5.50         04/01/17         5,494,800
     6,000      Ser 1995 A ............................................................      6.00         04/01/24         6,283,920
----------                                                                                                            --------------
    21,000                                                                                                                22,903,390
----------                                                                                                            --------------
              Refunded (11.0%)
     9,000    Los Angeles Convention & Exhibition Center Authority, California,
                Ser 1985 COPs .........................................................      9.00         12/01/05+       10,979,820
    20,100    San Francisco Redevelopment Agency, California, George R Moscone
                Convention Center Ser 1988 ............................................      0.00#        07/01/04+       22,684,056
     5,000    Southern California Public Power Authority, Palo Verde Ser A (Ambac)
                (ETM) .................................................................      5.00         07/01/15         5,249,150
     2,500    Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) .....................      6.875        10/01/22         3,112,075
     8,000    Hawaii, 1999 Ser CT (FSA) ...............................................      5.875        09/01/09+        9,197,840
              Massachusetts,
    10,000      2000 Ser B ............................................................      6.00         06/01/10+       11,493,000
    10,000      2000 Ser C ............................................................      5.75         10/01/10+       11,385,600
    10,000      2000 Ser C ............................................................      5.75         10/01/10+       11,385,600
     2,500    Massachusetts Health & Educational Facilities Authority, Malden
                Hospital - FHA Ins Mtge Ser A (ETM) ...................................      5.00         08/01/16         2,648,950
    10,000    Massachusetts Water Resources Authority, 1996 Ser A (FGIC) ..............      5.50         11/01/06+       11,181,800
     1,300    New Hampshire Higher Educational & Health Facilities Authority,
                St Joseph Hospital Ser 1994 (Connie Lee) ..............................      6.35         01/01/04+        1,434,394
    13,090    New York State Dormitory Authority, Suffolk County Judicial Ser 1986
                (ETM) .................................................................      7.375        07/01/16        16,153,191
     9,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ................      4.70         02/01/06         9,532,800


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


  PRINCIPAL
  AMOUNT IN                                                                                COUPON      MATURITY
  THOUSANDS                                                                                 RATE         DATE              VALUE
-------------                                                                            ----------- ------------- ----------------
$   25,000    Intermountain Power Agency, Utah, Refg 1985 Ser H GAINS ...............    10.00%       07/01/03+     $   27,330,250
     5,000    Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) .................     5.00        06/01/15           5,281,300
----------                                                                                                          --------------
   140,490                                                                                                             159,049,826
----------                                                                                                          --------------
 1,416,344    Total Tax-Exempt Municipal Bonds (Cost $1,319,526,102)..............................................   1,402,269,208
----------                                                                                                          --------------
              Short-Term Tax-Exempt Municipal Obligations (3.7%)
    25,060    Idaho Health Facilities Authority, St Lukes Regional Medical Center
                Ser 2000 (FSA) (Demand 07/01/02) ......................................   2.00*       07/01/30          25,060,000
     7,000    Missouri Health & Educational Facilities Authority, Cox Health Ser 1997
                (MBIA) (Demand 07/01/02) ..............................................   1.85*       06/01/15           7,000,000
    21,125    Harris County Health Facilities Development Corporation, Texas,
                Methodist Hospital Ser 1994 (Demand 07/01/02) .........................   1.85*       12/01/25          21,125,000
----------                                                                                                          --------------
    53,185    Total Short-Term Tax-Exempt Municipal Obligations (Cost $53,185,000) ...............................      53,185,000
----------                                                                                                          --------------
$1,469,529    Total Investments (Cost $1,372,711,102) (c)...........................................     100.7 %     1,455,454,208
==========
              Liabilities in Excess of Other Assets ................................................      (0.7)         (9,773,228)
                                                                                                          ----      --------------
              Net Assets ...........................................................................     100.0 %    $1,445,680,980
                                                                                                         =====      ==============

------------
  AMT  Alternative Minimum Tax.
 COPs  Certificates of Participation.
  ETM  Escrowed to maturity.
 GAINS Growth and Income Security.
  PSF  Texas Permanent School Fund Guarantee Program.
  WI   Security purchased on a "when-issued" basis.
  +    Prerefunded to call date shown.
  ++   Joint exemption in locations shown.
[+/+] Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term security fluctuates.
  ##   Currently a zero coupon security; will convert to 5.65% on June 15, 2017.
  #    Currently a zero coupon security; will convert to 8.50% on July 1, 2002.
  *    Current coupon of variable rate demand obligation.
  ** All or a portion of this security has been segregated in connection with the purchase of "when issued" securities.
 (a)   Non-income producing security; bond in default.
 (b) Issuer has entered into a forbearance agreement for partial payment of debt service.
 (c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $90,609,191, and the aggregate gross unrealized depreciation is $7,866,085, resulting in net unrealized appreciation of $82,743,106.


Bond Insurance:
--------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
            Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


                        Geographic Summary of Investments

                Based on Market Value as a Percent of Net Assets

Alabama ..................... 1.0%      Idaho .......................  1.7%
Alaska ...................... 4.7       Illinois ....................  3.4
Arizona ..................... 3.2       Indiana .....................  1.6
California .................. 6.5       Kansas ......................  0.6
Colorado .................... 3.2       Kentucky ....................  3.5
Connecticut ................. 1.1       Maine .......................  0.3
District of Columbia ........ 0.7       Maryland ....................  1.4
Florida ..................... 2.7       Massachusetts ...............  5.6
Georgia ..................... 2.5       Michigan ....................  2.5
Hawaii ...................... 1.9       Minnesota ...................  0.9



Missouri .................... 3.3%      Pennsylvania ................  1.8%
Nevada ...................... 1.7       Puerto Rico .................  1.6
New Hampshire ............... 0.5       South Carolina ..............  3.6
New Jersey .................. 3.1       Tennessee ...................  2.3
New Mexico .................. 0.5       Texas .......................  9.3
New York .................... 7.6       Utah ........................  3.4
North Carolina .............. 3.7       Virginia ....................  1.6
North Dakota ................ 0.1       Washington ..................  2.6
Ohio ........................ 4.7       Wisconsin ...................  0.7
Oregon ...................... 0.3       Joint Exemption* ............ (0.7)
                                                                     -----
                                        Total ...................... 100.7%
                                                                     =====

------------
* Joint exemption has been included in each geographic location.

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002 (unaudited)



ASSETS:
Investments in securities, at value
 (cost $1,372,711,102) .......................................  $1,455,454,208
Cash .........................................................         127,916
Receivable for:
  Interest ...................................................      23,785,920
  Investments sold ...........................................       3,185,062
  Shares of beneficial interest sold .........................       1,487,080
Prepaid expenses and other assets ............................          88,665
                                                                --------------
  TOTAL ASSETS ...............................................   1,484,128,851
                                                                --------------
LIABILITIES:
Payable for:
  Investments purchased ......................................      36,668,520
  Shares of beneficial interest redeemed .....................         565,558
  Investment management fee ..................................         493,030
  Dividends and distributions to shareholders ................         385,544
  Distribution fee ...........................................         124,242
Accrued expenses .............................................         210,977
                                                                --------------
  TOTAL LIABILITIES ..........................................      38,447,871
                                                                --------------
  NET ASSETS .................................................  $1,445,680,980
                                                                ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..............................................  $1,362,507,031
Net unrealized appreciation ..................................      82,743,106
Dividends in excess of net investment income .................        (979,021)
Accumulated undistributed net realized gain ..................       1,409,864
                                                                --------------
  NET ASSETS .................................................  $1,445,680,980
                                                                ==============
CLASS A SHARES:
Net Assets ...................................................     $31,719,970
Shares Outstanding (unlimited authorized, $.01 par value) ....       2,716,289
  NET ASSET VALUE PER SHARE ..................................          $11.68
                                                                        ======
  MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 4.44% of net asset value) ............          $12.20
                                                                        ======
CLASS B SHARES:
Net Assets ...................................................    $217,059,775
Shares Outstanding (unlimited authorized, $.01 par value) ....      18,504,406
  NET ASSET VALUE PER SHARE ..................................          $11.73
                                                                        ======
CLASS C SHARES:
Net Assets ...................................................     $21,855,178
Shares Outstanding (unlimited authorized, $.01 par value) ....       1,867,391
  NET ASSET VALUE PER SHARE ..................................          $11.70
                                                                        ======
CLASS D SHARES:
Net Assets ...................................................  $1,175,046,057
Shares Outstanding (unlimited authorized, $.01 par value) ....     100,634,332
  NET ASSET VALUE PER SHARE ..................................          $11.68
                                                                        ======

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS continued


STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (unaudited)



NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $38,223,788
                                                   -----------
EXPENSES
Investment management fee .....................      2,967,343
Distribution fee (Class A shares) .............         10,707
Distribution fee (Class B shares) .............        617,710
Distribution fee (Class C shares) .............         65,759
Transfer agent fees and expenses ..............        373,220
Shareholder reports and notices ...............         67,795
Registration fees .............................         35,049
Custodian fees ................................         29,304
Professional fees .............................         29,028
Trustees' fees and expenses ...................         14,715
Other .........................................         29,981
                                                   -----------
  TOTAL EXPENSES ..............................      4,240,611
Less: expense offset ..........................        (29,104)
                                                   -----------
  NET EXPENSES ................................      4,211,507
                                                   -----------
  NET INVESTMENT INCOME .......................     34,012,281
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................      1,413,551
Net change in unrealized appreciation .........     23,121,810
                                                   -----------
  NET GAIN ....................................     24,535,361
                                                   -----------
NET INCREASE ..................................    $58,547,642
                                                   ===========


                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS continued


STATEMENT OF CHANGES IN NET ASSETS


                                                                                     FOR THE SIX       FOR THE YEAR
                                                                                     MONTHS ENDED          ENDED
                                                                                    JUNE 30, 2002    DECEMBER 31, 2001
                                                                                  ----------------- ------------------
                                                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...........................................................  $   34,012,281     $   73,748,185
Net realized gain ...............................................................       1,413,551         14,729,433
Net change in unrealized appreciation ...........................................      23,121,810        (30,548,675)
                                                                                   --------------     --------------
  NET INCREASE ..................................................................      58,547,642         57,928,943
                                                                                   --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A shares ................................................................        (717,183)        (1,254,363)
  Class B shares ................................................................      (4,463,448)        (8,231,300)
  Class C shares ................................................................        (394,386)          (623,141)
  Class D shares ................................................................     (28,913,700)       (62,820,874)
Net realized gain*
  Class A shares ................................................................         (54,800)          (226,211)
  Class B shares ................................................................        (371,773)        (1,675,552)
  Class C shares ................................................................         (38,278)          (134,866)
  Class D shares ................................................................      (2,029,110)        (9,992,484)
                                                                                   --------------     --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .............................................     (36,982,678)       (84,958,791)
                                                                                   --------------     --------------
Net increase (decrease) from transactions in shares of beneficial interest ......      (8,922,692)       416,883,986
                                                                                   --------------     --------------
  NET INCREASE ..................................................................      12,642,272        389,854,138
NET ASSETS:
Beginning of period .............................................................   1,433,038,708      1,043,184,570
                                                                                   --------------     --------------
END OF PERIOD
(Including dividends in excess of net investment income of $979,021 and $502,585,
respectively)....................................................................  $1,445,680,980     $1,433,038,708
                                                                                   ==============     ==============

------------
 * Includes Short-Term Gains of


    Class A shares ...................      -       $ 12,568
    Class B shares ...................      -         93,088
    Class C shares ...................      -          7,493
    Class D shares ...................      -        555,149
                                         --------   --------
     Total Short-Term Gains ..........      -       $668,298
                                         ========   ========


                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [0] JUNE 30, 2002 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended the ("Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [0] JUNE 30, 2002 (UNAUDITED) continued

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion. Effective May 1, 2002, the Agreement was amended to reduce the annual rate to 0.30% of the portion of daily net assets exceeding $2.5 billion.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [0] JUNE 30, 2002 (UNAUDITED) continued

daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $6,816,889 at June 30, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.07% and 0.70%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $156,248, and $5,749, respectively and received $146,371, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002 aggregated $72,346,974 and $63,123,653, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $23,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2002 included in Trustees'

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


fees and expenses in the Statement of Operations amounted to $8,430. At June 30, 2002, the Fund had an accrued pension liability of $118,884 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS

At December 31, 2001, the Fund had temporary book/tax differences primarily attributable to book amortization of discount on debt securities.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                  FOR THE SIX                      FOR THE YEAR
                                                                  MONTHS ENDED                         ENDED
                                                                 JUNE 30, 2002                   DECEMBER 31, 2001
                                                        -------------------------------- ---------------------------------
                                                                  (unaudited)
                                                             SHARES          AMOUNT           SHARES           AMOUNT
                                                        --------------- ---------------- --------------- -----------------
CLASS A SHARES
Sold ..................................................     2,957,760    $  34,366,467       9,079,007    $  106,404,463
Reinvestment of dividends and distributions ...........        32,237          374,744          72,684           849,252
Redeemed ..............................................    (2,619,446)     (30,400,965)     (8,658,058)     (101,626,375)
                                                           ----------    -------------      ----------    --------------
Net increase - Class A ................................       370,551        4,340,246         493,633         5,627,340
                                                           ----------    -------------      ----------    --------------
CLASS B SHARES
Sold ..................................................     3,243,156       37,868,747      12,357,534       146,088,789
Reinvestment of dividends and distributions ...........       202,469        2,363,918         425,915         4,995,569
Redeemed ..............................................    (2,274,999)     (26,546,810)     (8,799,577)     (104,075,933)
                                                           ----------    -------------      ----------    --------------
Net increase - Class B ................................     1,170,626       13,685,855       3,983,872        47,008,425
                                                           ----------    -------------      ----------    --------------
CLASS C SHARES
Sold ..................................................     1,351,044       15,708,666       3,003,253        35,407,606
Reinvestment of dividends and distributions ...........        23,822          277,505          46,554           544,567
Redeemed ..............................................      (918,362)     (10,670,278)     (2,625,832)      (30,951,538)
                                                           ----------    -------------      ----------    --------------
Net increase - Class C ................................       456,504        5,315,893         423,975         5,000,635
                                                           ----------    -------------      ----------    --------------
CLASS D SHARES
Sold ..................................................     1,344,188       15,602,377       1,685,751        19,857,745
Reinvestment of dividends and distributions ...........     1,298,710       15,090,206       3,040,733        35,527,928
Shares issued in connection with the acquisition of the
 Morgan Stanley Dean Witter Municipal Income Trusts
 (See Note 9) .........................................            --               --      48,557,606       571,263,372
Redeemed ..............................................    (5,429,302)     (62,957,269)    (22,748,737)     (267,401,459)
                                                           ----------    -------------     -----------    --------------
Net increase (decrease) - Class D .....................    (2,786,404)     (32,264,686)     30,535,353       359,247,586
                                                           ----------    -------------     -----------    --------------
Net increase (decrease) in Fund .......................      (788,723)   $  (8,922,692)     35,436,833    $  416,883,986
                                                           ==========    =============     ===========    ==============

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS [0] JUNE 30, 2002 (UNAUDITED) continued


7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At June 30, 2002, the Fund held positions in residual interest bonds having a total value of $26,393,505, which represents 1.8 % of the Fund's net assets.


9. FUND ACQUISITIONS - MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUSTS

On February 5, 2001, the Fund acquired all the net assets of Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income Trust"), Morgan Stanley Dean Witter Municipal Income Trust II ("Municipal Income Trust II") and Morgan Stanley Dean Witter Municipal Income Trust III ("Municipal Income Trust III") based on the respective valuations as of the close of business on February 2, 2001, pursuant to three reorganization plans approved by the shareholders of Municipal Income Trust, Municipal Income Trust II, and the Municipal Income Trust III on January 23, 2001. The acquisition was accomplished by a tax-free exchange of 23,262,313 Class D shares of the Fund at a net asset value of $11.76 per share for 27,577,097 shares of Municipal Income Trust; 20,497,846 Class D shares of the Fund at a net asset value of $11.76 per share for 24,299,866 shares of Municipal Income Trust II and 4,797,447 Class D shares of the Fund at a net asset value of $11.76 per share for 5,798,353 shares of Municipal Income Trust III. The net assets of the Fund and Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III immediately before the acquisition were $1,046,560,521, $273,701,646, $241,157,858, and
$56,403,868, respectively, including unrealized appreciation of $11,327,506, $8,114,170, and $2,046,341 for Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,617,823,893.


10. SUBSEQUENT EVENT - MERGER

On July 25, 2002, the Board of Trustees of the Fund and of Morgan Stanley Select Municipal Reinvestment Fund ("Select Municipal Reinvestment") approved a plan of reorganization whereby the Select Municipal Reinvestment would be merged into the Fund. The plan of reorganization is subject to the consent of the Fund's shareholders at a meeting to be held on December 10, 2002. If approved, the assets of the Select Municipal Reinvestment would be combined with the assets of the Fund and shareholders of the Select Municipal Reinvestment would become Class A shareholders of the Fund, receiving shares of the corresponding Class A shares of the Fund equal to the value of their holdings in Select Municipal Reinvestment.

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                          FOR THE SIX                               FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED           ----------------------------------------------------------------
                                         JUNE 30, 2002            2001             2000             1999                 1998
                                    ----------------------      -------          ---------         -------            ---------
                                          (unaudited)
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ...........................       $11.50                 $11.71           $11.08           $12.02              $12.09
                                          ------                 ------           ------           ------              ------
Income (loss) from investment
 operations:
 Net investment income ............         0.28                   0.59             0.58             0.58                0.59
 Net realized and unrealized
  gain (loss) .....................         0.20                  (0.12)            0.63            (0.91)               0.10
                                          ------                 ------           ------           ------              ------
Total income (loss) from
 investment operations ............         0.48                   0.47             1.21            (0.33)               0.69
                                          ------                 ------           ------           ------              ------
Less dividends and
 distributions from:
 Net investment income ............        (0.28)                 (0.58)           (0.58)           (0.58)              (0.59)
 Net realized gain ................        (0.02)                 (0.10)              --            (0.03)              (0.17)
                                          ------                 ------           ------           ------              ------
Total dividends and
 distributions ....................        (0.30)                 (0.68)           (0.58)           (0.61)              (0.76)
                                          ------                 ------           ------           ------              ------
Net asset value, end of period.....       $11.68                 $11.50           $11.71           $11.08              $12.02
                                          ======                 ======           ======           ======              ======
TOTAL RETURN+......................         4.10%(1)               4.05%           11.21%           (2.82)%              5.86%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................         0.57%(2)(5)            0.66%(4)(5)      0.72%(5)         0.64 %(4)(5)        0.74%(4)(5)
Net investment income .............         4.79%(2)(5)            4.97%(5)         5.14%(5)         4.98 %(5)           4.88%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ........................     $31,720                 $26,984          $21,685          $17,198             $15,041
Portfolio turnover rate ...........           5%(1)                  17%              17%              13%                 15%


                                        FOR THE PERIOD
                                        JULY 28, 1997*
                                            THROUGH
                                       DECEMBER 31, 1997
                                    ----------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ...........................      $12.00
                                         ------
Income (loss) from investment
 operations:
 Net investment income ............        0.25
 Net realized and unrealized
  gain (loss) .....................        0.14
                                         ------
Total income (loss) from
 investment operations ............        0.39
                                         ------
Less dividends and
 distributions from:
 Net investment income ............       (0.25)
 Net realized gain ................       (0.05)
                                         ------
Total dividends and
 distributions ....................       (0.30)
                                         ------
Net asset value, end of period.....      $12.09
                                         ======
TOTAL RETURN+  ....................        3.31%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................        0.76%(2)(3)
Net investment income .............        4.96%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ........................      $3,857
Portfolio turnover rate ...........          16%

------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                           FOR THE SIX                               FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED        ---------------------------------------------------------------
                                          JUNE 30, 2002          2001             2000              1999              1998
                                     --------------------     ---------         --------          --------          ---------
                                           (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ............................     $11.56                $11.76            $11.13           $12.07               $12.14
                                         ------                ------            ------           ------               ------
Income (loss) from investment
 operations:
 Net investment income .............       0.25                  0.54              0.54             0.53                 0.55
 Net realized and unrealized
  gain (loss) ......................       0.19                 (0.11)             0.63            (0.91)                0.10
                                         ------                ------            ------           ------               ------
Total income (loss) from
 investment operations .............       0.44                  0.43              1.17            (0.38)                0.65
                                         ------                ------            ------           ------               ------
Less dividends and
 distributions from:
 Net investment income .............      (0.25)                (0.53)            (0.54)           (0.53)               (0.55)
 Net realized gain .................      (0.02)                (0.10)               --            (0.03)               (0.17)
                                         ------                ------            ------           ------               ------
Total dividends and
 distributions .....................      (0.27)                (0.63)            (0.54)           (0.56)               (0.72)
                                         ------                ------            ------           ------               ------
Net asset value, end of period......     $11.73                $11.56            $11.76           $11.13               $12.07
                                         ======                ======            ======           ======               ======
TOTAL RETURN+ ......................       3.83%(1)              3.68%            10.75%           (3.25)%               5.47%
RATIOS TO AVERAGE NET ASSETS:
Expenses. ..........................       1.10%(2)(5)           1.09%(4)(5)       1.11%(5)         1.11%(4)(5)          1.10%(4)(5)
Net investment income. .............       4.26%(2)(5)           4.54%(5)          4.75%(5)         4.51%(5)             4.52%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands .........................   $217,060                $ 200,293       $156,972         $139,786             $132,303
Portfolio turnover rate ............          5%(1)                     17%          17%              13 %                 15%



                                         FOR THE PERIOD
                                         JULY 28, 1997*
                                             THROUGH
                                        DECEMBER 31, 1997
                                     ----------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ............................          $12.00
                                              ------
Income (loss) from investment
 operations:
 Net investment income .............            0.23
 Net realized and unrealized
  gain (loss) ......................            0.19
                                              ------
Total income (loss) from
 investment operations .............            0.42
                                              ------
Less dividends and
 distributions from:
 Net investment income .............           (0.23)
 Net realized gain .................           (0.05)
                                              ------
Total dividends and
 distributions .....................           (0.28)
                                              ------
Net asset value, end of period......          $12.14
                                              ======
TOTAL RETURN+ ......................            3.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses. ..........................            1.14%(2)(3)
Net investment income. .............            4.87%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands .........................         $95,573
Portfolio turnover rate ............              16%

------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                          FOR THE SIX                            FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED         -------------------------------------------------------------------
                                         JUNE 30, 2002           2001               2000            1999                  1998
                                    ----------------------    ---------          ----------       ----------           ----------
                                          (unaudited)
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ...........................      $11.53                 $11.73             $11.10          $12.04              $12.11
                                         ------                 ------             ------          ------              ------
Income (loss) from investment
 operations:
 Net investment income ............        0.24                   0.52               0.52            0.51                0.53
 Net realized and unrealized
  gain (loss) .....................        0.19                  (0.10)              0.63           (0.91)               0.10
                                         ------                 ------             ------          ------              ------
Total income (loss) from
 investment operations ............        0.43                   0.42               1.15           (0.40)               0.63
                                         ------                 ------             ------          ------              ------
Less dividends and
 distributions from:
 Net investment income ............       (0.24)                 (0.52)             (0.52)          (0.51)              (0.53)
 Net realized gain ................       (0.02)                 (0.10)                --           (0.03)              (0.17)
                                         ------                 ------             ------          ------              ------
Total dividends and
 distributions ....................       (0.26)                 (0.62)             (0.52)          (0.54)              (0.70)
                                         ------                 ------             ------          ------              ------
Net asset value, end of period.....      $11.70                 $11.53             $11.73          $11.10              $12.04
                                         ======                 ======             ======          ======              ======
TOTAL RETURN+ .....................        3.78%(1)               3.58%             10.66%          (3.37)%              5.36%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................        1.20%(2)(5)            1.19%(4)(5)        1.21%(5)        1.21%(4)(5)         1.20%(4)(5)
Net investment income .............        4.16%(2)(5)            4.44%(5)           4.65%(5)        4.41%(5)            4.34%(5)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ........................     $21,855                $16,270            $11,578         $10,025              $7,599
Portfolio turnover rate ...........           5%(1)                 17%                17%             13%                 15%


                                        FOR THE PERIOD
                                        JULY 28, 1997*
                                            THROUGH
                                       DECEMBER 31, 1997
                                    ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period ...........................        $12.00
                                           ------
Income (loss) from investment
 operations:
 Net investment income ............          0.23
 Net realized and unrealized
  gain (loss) .....................          0.16
                                           ------
Total income (loss) from
 investment operations ............          0.39
                                           ------
Less dividends and
 distributions from:
 Net investment income ............         (0.23)
 Net realized gain ................         (0.05)
                                           ------
Total dividends and
 distributions ....................         (0.28)
                                           ------
Net asset value, end of period.....        $12.11
                                           ======
TOTAL RETURN+ .....................          3.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................          1.20%(2)(3)
Net investment income .............          4.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ........................        $2,953
Portfolio turnover rate ...........            16%

------------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS continued


                                        FOR THE SIX
                                       MONTHS ENDED
                                       JUNE 30, 2002
                                  ----------------------
                                        (unaudited)
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period .........................     $     11.50
                                      ---------------
Income (loss) from investment
 operations:
 Net investment income ..........            0.28
 Net realized and unrealized
  gain (loss) ...................            0.20
                                      ---------------
Total income (loss) from
 investment operations ..........            0.48
                                      ---------------
Less dividends and
distributions from:
 Net investment income ..........          ( 0.28)
 Net realized gain ..............          ( 0.02)
                                      ---------------
Total dividends and
 distributions ..................          ( 0.30)
                                      ---------------
Net asset value, end of period...     $     11.68
                                      ===============
TOTAL RETURN+  ..................            4.14%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................            0.50%(2)(4)
Net investment income ...........            4.86%(2)(4)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ......................     $ 1,175,046
Portfolio turnover rate .........               5%(1)



                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------
                                       2001                2000           1999               1998               1997*
                                  -------------         -----------    -------------     -------------       ------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period .........................      $11.70              $11.07        $12.01              $12.08             $11.77
                                       ------              ------        ------              ------             ------
Income (loss) from investment
 operations:
 Net investment income ..........        0.61                0.60          0.59                0.62               0.63
 Net realized and unrealized
  gain (loss) ...................       (0.11)               0.63         (0.91)               0.10               0.36
                                       ------              ------        ------              ------             ------
Total income (loss) from
 investment operations ..........        0.50                1.23         (0.32)               0.72               0.99
                                       ------              ------        ------              ------             ------
Less dividends and
distributions from:
 Net investment income ..........       (0.60)              (0.60)        (0.59)              (0.62)             (0.63)
 Net realized gain ..............       (0.10)                 --         (0.03)              (0.17)             (0.05)
                                       ------              ------        ------              ------             ------
Total dividends and
 distributions ..................       (0.70)              (0.60)        (0.62)              (0.79)             (0.68)
                                       ------              ------        ------              ------             ------
Net asset value, end of period...      $11.50              $11.70        $11.07              $12.01             $12.08
                                       ======              ======        ======              ======             ======
TOTAL RETURN+ ...................        4.31%              11.44%        (2.71)%              6.11%              8.73%
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................        0.49%(3)(4)         0.51%(4)      0.51%(3)(4)         0.50%(3)(4)        0.49%
Net investment income ...........        5.14%(4)            5.35%(4)      5.11%(4)            5.12%(4)           5.34%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ......................  $1,189,492            $852,950      $853,216          $1,023,246          $1,096,998
Portfolio turnover rate .........          17%                 17%           13%                 15%                 16%


------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

(3)   Does not reflect the effect of expense offset of 0.01%.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manual H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]


[MORGAN STANLEY LOGO]

[GRAPHIC OMITTED]


MORGAN STANLEY
TAX-EXEMPT
SECURITIES TRUST


SEMIANNUAL REPORT
JUNE 30, 2002

37950RPT-7551G02-ANP-7/02

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Select Municipal Reinvestment Fund

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL
OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME
TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                  Prospectus - February 28, 2002

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY TO THE HOLDERS OF CERTAIN UNITS OF MORGAN STANLEY SELECT MUNICIPAL TRUST AND CERTAIN OTHER UNIT INVESTMENT TRUSTS, AS AN INVESTMENT OPTION FOR REINVESTING DISTRIBUTIONS RECEIVED ON THESE UNITS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                          WHO IS ELIGIBLE TO INVEST IN THE FUND
                          AND HOW ARE INVESTMENTS MADE?...............................                   1

The Fund                  INVESTMENT OBJECTIVE........................................                   2
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   2
                          PRINCIPAL RISKS.............................................                   3
                          PAST PERFORMANCE............................................                   5
                          FEES AND EXPENSES...........................................                   6
                          FUND MANAGEMENT.............................................                   7

Shareholder Information   PRICING FUND SHARES.........................................                   8
                          HOW TO SELL SHARES..........................................                   8
                          DISTRIBUTIONS...............................................                   9
                          TAX CONSEQUENCES............................................                   9

Financial Highlights      ............................................................                  11

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Who is Eligible to Invest in the Fund and How are Investments Made?

Morgan Stanley Select Municipal Reinvestment Fund is offered exclusively to the holders of certain unit investment trusts ("UITs") as an investment option for reinvesting distributions received on units of these trusts. Currently, only the holders of certain units of the following UITs ("Eligible Units") are eligible to reinvest UIT distributions in shares of the Fund: (i) Morgan Stanley Select Municipal Trust ("Select Municipal Trust"); and (ii) certain UITs held (in street name) by Morgan Stanley DW Inc. Shares of the Fund may in the future also be offered to holders of other UITs.

If you are a holder of Eligible Units and wish to participate in this reinvestment option, you should notify your broker. If you hold Eligible Units of Select Municipal Trust in certificate form, you also may participate in the reinvestment option by completing and mailing the attached pre-addressed "Authorization for Reinvestment."

You may elect to reinvest all of your UIT distributions in the Fund, or you may elect to reinvest only the interest portion or the principal portion of the distributions. Thus, if you choose to reinvest the interest portion only and the UIT distributes proceeds from the sale or maturity of portfolio securities, these distributions will not be reinvested in shares of the Fund. By contrast, if you elect to reinvest the principal portion only and the UIT distributes interest income, these income distributions will not be reinvested in shares of the Fund. At any time, you may change the type of distributions that are reinvested in the Fund (e.g., from reinvesting interest distributions only to reinvesting all distributions) by notifying your broker or, if you hold Eligible Units of Select Municipal Trust, by notifying the UIT's Trustee in writing.

Reinvestment of your UIT distributions in the Fund will be made at net asset value and will not be subject to any sales charge. Your UIT distributions will be invested in shares of the Fund no later than the next business day after the distribution is made. You will receive confirmations at least quarterly of your investment activity in the Fund.

You may at any time terminate your participation in the reinvestment option and elect to receive future UIT distributions in cash by notifying your broker or if you hold units of Select Municipal Trust in certificate form, by notifying the UIT's Trustee in writing. Any instructions to your broker or, if applicable, the UIT's Trustee will be processed within 10 days of receipt.

In addition to your right to terminate the reinvestment option, you may sell all or a portion of your Fund shares at any time.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley Select Municipal Reinvestment Fund seeks to provide a high level of current income exempt from federal income tax consistent with the preservation of capital.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund will invest exclusively in securities that pay interest which, in the opinion of counsel for the securities' issuers, is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings:

- municipal bonds --          within the three highest ratings issued by Moody's
                              Investors Service Inc., Standard & Poor's
                              Corporation or Fitch IBCA, Inc.;

- municipal notes --           within the two highest ratings issued by Moody's,
                               S&P or Fitch, or if unrated, if the issuer has an outstanding bond rated within the three highest ratings issued by Moody's, S&P or Fitch; and

- municipal
 commercial paper --         within the highest short-term rating issued by
                             Moody's, S&P or Fitch, or if unrated, judged to be of comparable quality by the Investment Manager.

The Fund may invest up to 25% of its net assets in other municipal bonds and notes, including unrated obligations. However, the Fund may only invest up to 5% of its net assets in municipal bonds or notes rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit including its taxing power for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific revenue source of income. They are issued to fund a wide variety of projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.

The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in tax-exempt, short-term instruments or hold cash in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide a high level of tax-exempt income.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategy.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in various municipalities. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities goes down. When the general level of interest rates goes down, the prices of most fixed-income securities goes up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                                        PRICE PER $1,000 OF A MUNICIPAL BOND IF
                                                                    INTEREST RATES:
                                                       ------------------------------------------
HOW INTEREST RATES AFFECT BOND PRICES                      INCREASE*             DECREASE**
---------------------------------------------          ------------------  ----------------------
YEARS TO MATURITY               BOND MATURITY  COUPON     1%        2%         1%          2%
-------------------------------------------------------------------------------------------------
 1                                  2002       1.78%     $990      $981      $1,010         N/A
-------------------------------------------------------------------------------------------------
 5                                  2006       3.58%     $956      $914      $1,046      $1,096
-------------------------------------------------------------------------------------------------
 10                                 2011       4.44%     $924      $854      $1,084      $1,177
-------------------------------------------------------------------------------------------------
 20                                 2021       5.13%     $885      $789      $1,135      $1,296
-------------------------------------------------------------------------------------------------
 30                                 2031       5.24%     $865      $756      $1,169      $1,382
-------------------------------------------------------------------------------------------------

 SOURCE: Municipal Market Data (A DIVISION OF THOMSON FINANCIAL MUNICIPAL GROUP): "AAA" YIELD CURVE AS OF 12/31/01.
 *    ASSUMES NO EFFECT FROM MARKET DISCOUNT CALCULATION.
 **   ASSUMES BONDS ARE NON-CALLABLE.

The table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

If the Fund invests in "junk bonds," these investments would pose credit and interest rate risks to a greater extent than higher rated securities. For example, the prices of these obligations are likely to be more sensitive to adverse economic changes or individual municipality developments than higher rated securities.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992 8.88%
'93  11.99%
'94  -5.98%
'95  16.00%
'96  3.55%
'97  7.94%
'98  5.46%
'99  -4.07%
2000 11.92%
'01  3.52%

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.37% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.75% (quarter ended March 31, 1994).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.
[End Sidebar]

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-----------------------------------------------------------------------------
                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
 Returns Before Taxes                   3.52%        4.82%          5.71%
-----------------------------------------------------------------------------
 Returns After Taxes on
 Distributions(2)                       3.30%        4.65%          5.56%
-----------------------------------------------------------------------------
 Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                 4.02%        4.77%          5.59%
-----------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index(1)                               5.13%        5.98%          6.63%
-----------------------------------------------------------------------------

 1 The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 2 These returns assume you did not sell your shares at the end of each period.

The above table shows after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account fees.


---------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------
 Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                None
---------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the offering
 price or net asset value at redemption)            None
---------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------
 Management fee                                     0.50%
---------------------------------------------------------
 Other expenses                                     0.41%
---------------------------------------------------------
 Total annual Fund operating expenses               0.91%
---------------------------------------------------------

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

            EXPENSES OVER TIME
------------------------------------------
1 YEAR      3 YEARS    5 YEARS   10 YEARS
------------------------------------------
   $93       $290       $504      $1,120
------------------------------------------

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Investment Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team managing the Fund's portfolio include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert W. Wimmel, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order in proper form.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL          Financial Advisor or other authorized financial
 ADVISOR            representative.
                    ------------------------------------------------------------
[ICON]
                    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
                    - your account number;
[ICON]
                    - the name of the Fund,
                    - the dollar amount or the number of shares you wish to
                      sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee from an eligible guarantor acceptable to Morgan
                    Stanley Trust. (You should contact Morgan Stanley Trust at
                    (800) 869-NEWS for a determination as to whether a
                    particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional
                    documentation may be required for shares held by a
                    corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in Fund shares at their net asset value.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $100, if the shareholder no longer owns Eligible Units or has terminated participation in the reinvestment option.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to reelect to reinvest UIT distributions in the Fund or to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. Your reinvestment of UIT distributions on shares of the Fund is considered a purchase of Fund shares for tax purposes. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares.

Taxes on Distributions. Your Fund income dividend distributions are normally exempt from federal income tax.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

In addition, your UIT distributions are also considered distributions for federal income tax purposes, regardless of their reinvestment in shares of the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2001          2000          1999          1998        1997
---------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $12.01        $11.25        $12.27        $12.47      $12.14
---------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        0.54          0.54          0.53          0.56        0.58
---------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                     (0.12)         0.77         (1.02)         0.10        0.35
---------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations                  0.42          1.31         (0.49)         0.66        0.93
---------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------
    Net investment income                                       (0.54)        (0.54)        (0.53)        (0.56)      (0.58)
---------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                           (0.09)        (0.01)           --         (0.30)      (0.02)
---------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                              (0.63)        (0.55)        (0.53)        (0.86)      (0.60)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $11.80        $12.01        $11.25        $12.27      $12.47
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                   3.52%        11.92%        (4.07)%        5.46%       7.94%
---------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                                0.92%(1)      0.93%(1)      0.95%         0.91%(1)    0.95%(1)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                                           4.48%(2)      4.72%         4.49%         4.51%       4.78%
---------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $74,773       $77,720       $78,043       $94,478     $94,255
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                           25%           12%            5%           31%          8%
---------------------------------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.
 (1)  Does not reflect the effect of expense offset of 0.01%.
 (2) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets by 0.03%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes

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 12

Notes

                          ------------------------------------------------------

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                                                                              13

                                                           [MORGAN STANLEY LOGO]
Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make other shareholder inquiries, please call:
                                 (800) 869-NEWS
You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
                          www.morganstanley.com/funds
Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOL:

         STERX
         ------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3878)

Morgan Stanley
Select Municipal Reinvestment Fund
A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL
INCOME TAX CONSISTENT WITH
THE PRESERVATION OF CAPITAL
                                                  Prospectus - February 28, 2002

                                                  No Postage
                                                  Necessary
                                                  If Mailed
                                                  In The
                                                  United States

                              BUSINESS REPLY MAIL
                  FIRST CLASS PERMIT NO. 40864  NEW YORK, N.Y.

       POSTAGE WILL BE PAID BY ADDRESSEE

       THE JPMORGAN CHASE BANK
        MORGAN STANLEY SELECT MUNICIPAL
        TRUST REINVESTMENT PROGRAM
        BOWLING GREEN STATION
        P.O. BOX 5179
        NEW YORK, NY 10274-5179

                         AUTHORIZATION FOR REINVESTMENT

    I (we) hereby authorize JPMorgan Chase Bank to direct my (our) monthly payments representing interest and principal, if any, on my (our) Units of the Morgan Stanley Select Municipal Trust to Morgan Stanley Trust, the Agent for the Morgan Stanley Select Municipal Reinvestment Fund. I (we) understand that this authorization applies to all my (our) Units of the Series of the Trust indicated below, and that such authorization will remain in effect until such time as I
(we) notify JPMorgan Chase Bank in writing to the contrary.

    I (we) acknowledge receipt of the Prospectus for the Morgan Stanley Select Municipal Reinvestment Fund. All dividends and capital gains of the Fund will be reinvested unless the Fund's agent is notified in writing to the contrary.

    Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.


Please print exact registration of Units:       Morgan Stanley Select Municipal Trust Series for
                                                which this authorization is given:
Name
---------------------------------------------
                                                ------------------------------------------------

                                                        (Series number and portfolio)
---------------------------------------------
Address                                         Dealer's Name
---------------------------------------------   ------------------------------------------------
City, State & Zip                               Dealer's City & State
---------------------------------------------   ------------------------------------------------
Soc. Sec./Tax I.D. Number                       Account Number at Dealer
---------------------------------------------   ------------------------------------------------

Signature(s) of Unit Holder(s) _______________________      Date _______________

           (All joint owners must sign)

   Please contact your Financial Advisor if your Units are held by a dealer.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001

Dear Shareholder:

The U.S. economy weakened significantly during the year ended December 31, 2001. The terrorist attacks on September 11 accentuated the decline in business and consumer activity. Almost immediately after the attacks, many companies, led by the airlines and many other companies, announced major layoffs. The unemployment rate jumped from 4.9 to 5.8 percent between September and December. The largest job loss in 20 years was reported in October. In December, the National Bureau of Economic Research announced that a recession had begun in March 2001, concluding the longest economic expansion in U.S. history.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points each in September, October and November. Subsequently, the Fed cut rates another 25 basis points in December. This cut, the eleventh in 2001, brought the federal funds rate to 1.75 percent, its lowest level since 1961. These monetary actions appear to have laid the groundwork for an economic recovery.

Within the fixed-income markets, yields on short maturities declined the most and the yield curve steepened. Events of the past year had the greatest impact on U.S. Treasuries. On October 31, the Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction. The long end of the market promptly responded with an unprecedented rally that lowered interest rates to levels last seen in the 1960s. However, the bond market reversed course in November and December as interest rates moved higher on the perception that the economy would begin to recover sooner than previously anticipated.

Municipal Market Conditions
Over the past 12 months changes in tax-free interest rates were less volatile than in Treasuries. The yield on the 30-year insured municipal bond index, which stood at 5.27 percent in December 2000, fell to 5.04 percent by October 2001. Expectation of economic recovery caused bond prices to decline and the index retreated to 5.36 percent at the end of the year.

The ratio of municipal yields to U.S. Treasury yields is used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year U.S. Treasuries fell from 97 percent in December 2000 to 94 percent at the end of August. However, following
September 11 and the Treasury announcement, the ratio jumped to 104 percent in October before falling back to 98 percent at the end of December. In the 10-year maturity range, the ratio soared from 83 percent in August to 95 percent in October before falling back to 90 percent in December.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

The change in the slope of the yield curve was a major force in the fixed-income markets for the past year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one and 30-year maturities steepened from 125 to 350 basis points.

Lower interest rates also led to a rebound in new-issue volume. During 2001, underwriting surged 43 percent, to $286 billion. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR BOND YIELDS 1992-2001

              INSURED            U.S.         INSURED MUNICIPAL YIELDS/
          MUNICIPAL YIELDS  TREASURY YIELDS  U.S. TREASURY YIELDS (RATIO)
12/31/91             6.60%            7.39%                        89.31%
3/31/92              6.75%            7.96%                        84.80%
6/30/92              6.40%            7.77%                        82.37%
9/30/92              6.40%            7.38%                        86.72%
12/31/92             6.30%            7.39%                        85.25%
3/31/93              6.00%            6.92%                        86.71%
6/30/93              5.65%            6.67%                        84.71%
9/30/93              5.35%            6.02%                        88.90%
12/31/93             5.40%            6.34%                        85.17%
3/31/94              6.40%            7.09%                        90.27%
6/30/94              6.50%            7.61%                        85.41%
9/30/94              6.55%            7.81%                        83.87%
12/30/94             6.75%            7.88%                        85.66%
3/31/95              6.15%            7.43%                        82.77%
6/30/95              6.10%            6.62%                        92.15%
9/29/95              5.95%            6.48%                        91.82%
12/29/95             5.35%            5.94%                        90.07%
3/29/96              5.85%            6.66%                        87.84%
6/28/96              5.90%            6.89%                        85.63%
9/30/96              5.70%            6.93%                        82.25%
12/31/96             5.60%            6.63%                        84.46%
3/31/97              5.90%            7.10%                        83.10%
6/30/97              5.60%            6.78%                        82.60%
9/30/97              5.40%            6.40%                        84.38%
12/31/97             5.15%            5.92%                        86.99%
3/31/98              5.25%            5.93%                        88.53%
6/30/98              5.20%            5.65%                        92.04%
9/30/98              4.95%            5.00%                        99.00%
12/31/98             5.05%            5.10%                        99.02%
3/31/99              5.15%            5.63%                        91.47%
6/30/99              5.47%            5.96%                        91.78%
9/30/99              5.83%            6.05%                        96.36%
12/31/99             5.97%            6.48%                        92.13%
3/31/00              5.82%            5.83%                        99.83%
6/30/00              5.84%            5.90%                        98.98%
9/30/00              5.74%            5.89%                        97.45%
12/31/00             5.27%            5.46%                        96.52%
3/31/01              5.26%            5.44%                        96.69%
6/30/01              5.35%            5.76%                        92.88%
9/30/01              5.20%            5.42%                        95.94%
12/31/01             5.36%            5.47%                        97.99%

Source: Municipal Market Data A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance
For the 12-month period ended December 31, 2001, Morgan Stanley Select Municipal Reinvestment Fund returned 3.52 percent . During the same time period, the Lehman Brothers Municipal Bond Index returned 5.13 percent. The index is more heavily weighted with short and intermediate securities and does not include expenses. Total return figures assume the reinvestment of all dividends and distributions. The accompanying chart compares the Fund's performance to that of the broader Lehman Index.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Portfolio Structure
The Fund's net assets of $75 million were diversified among 12 long-term sectors and 39 credits. The Fund maintained its high credit-quality profile by continuing to invest in investment-grade securities in essential service sectors. More than 80 percent of the long-term portfolio is rated AA or better. At the end of December, the portfolio's average maturity was 16 years. Average duration of the portfolio, a measure of sensitivity to interest rate changes, was 7.9 years. Generally, a portfolio with a longer duration will have greater price volatility. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead
As the year came to a close there were clear signs that the financial markets and economy would enter 2002 with brighter prospects. An array of leading indicators suggest the economic trough could occur sooner than previously forecast. The relationship between high grade tax-exempts and U.S. Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

We appreciate your ongoing support of Morgan Stanley Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGEST SECTORS AS OF DECEMBER 31, 2001
(% OF NET ASSETS)

GENERAL OBLIGATION  22%
WATER & SEWER       18%
TRANSPORTATION      16%
EDUCATION            8%
ELECTRIC             8%
IDR/PCR*             6%
HOSPITAL             5%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT RATINGS AS OF DECEMBER 31, 2001
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA  63%
Aa or AA    21%
A or A      16%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP. PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

1-5 YEARS    10.4%
5-10 YEARS   17.1%
10-20 YEARS  32.9%
20-30 YEARS  37.1%
30 + YEARS    2.5%

WEIGHTED AVERAGE MATURITY: 16 YEARS
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

                      Call and Cost (Book) Yield Structure
                         (Based on Long-Term Portfolio)
                               December 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENT CALLABLE
WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS YEARS BONDS CALLABLE

2002   12%
2003    6%
2004    0%
2005    9%
2006   10%
2007    0%
2008   14%
2009   12%
2010    5%
2011   25%
2012+   7%

COST (BOOK) YIELD*
WEIGHTED AVERAGE BOOK YIELD: 7.0%

2002   7.2%
2003   6.5%
2004   0.0%
2005   5.9%
2006   7.4%
2007   0.0%
2008   5.2%
2009   5.3%
2010   5.5%
2011   5.2%
2012+  5.2%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 7.2% ON 12% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002. PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Select Municipal Reinvestment Fund
FUND PERFORMANCE / / DECEMBER 31, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000
($ in Thousands)

                  FUND     LEHMAN(3)
December 1991     $10,000    $10,000
December 1992     $10,888    $10,882
December 1993     $12,194    $12,218
December 1994     $11,465    $11,587
December 1995     $13,299    $13,609
December 1996     $13,771    $14,212
December 1997     $14,864    $15,518
December 1998     $15,677    $16,524
December 1999     $15,038    $16,184
December 2000     $16,830    $18,075
December 2001  $17,422(2)    $19,001

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    Average Annual Total Returns
------------------------------------
Period Ended 12/31/01
------------------------------------
1 Year                      3.52%(1)
5 Years                     4.82%(1)
10 Years                    5.71%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. THERE IS NO SALES CHARGE.
(2)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON DECEMBER 31, 2001.
(3) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX TRACKS THE PERFORMANCE OF MUNICIPAL BONDS RATED AT LEAST Baa OR BBB BY MOODY'S INVESTORS
     SERVICE, INC. OR STANDARD POOR'S CORPORATION, RESPECTIVELY, AND WITH MATURITIES OF 2 YEARS OR GREATER. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                   RATE     DATE         VALUE

----------------------------------------------------------------------------

           Tax-Exempt Municipal Bonds (93.6%)
           GENERAL OBLIGATION (22.0%)
 $ 5,000   North Slope Borough, Alaska,
            Ser 2000 B (MBIA)............   0.00%  06/30/09   $    3,523,850
   2,000   Los Angeles Unified School
            District, California, 1997
            Ser B (FGIC).................   5.00   07/01/23        1,974,060
   1,000   Florida Board of Education,
            Capital Outlay Refg Ser 1999
            B (MBIA).....................   4.50   06/01/24          883,530
   2,000   Chicago, Illinois, Refg 2001 A
            (MBIA).......................   0.00   01/01/17        1,226,460
   1,000   Chicago Board of Education,
            Illinois, Ser 2001 C (FSA)...   5.50   12/01/18        1,025,300
     825   New York City, New York, 1990
            Ser D........................   6.00   08/01/07          828,548
   2,000   Little Miami Local School
            District, Ohio, Ser 1998
            (FGIC).......................  4.875   12/01/23        1,890,740
   2,000   Pennsylvania, First Ser 1995
            (FGIC).......................   5.50   05/01/12        2,085,100
   1,000   Shelby County, Tennessee, Refg
            1995 Ser A...................  5.625   04/01/12        1,068,200
   2,000   Aldine Independent School
            District, Texas, Bldg & Refg
            Ser 2001 (PSF)...............   5.00   02/15/26        1,895,020
 -------                                                      --------------
  18,825                                                          16,400,808
 -------                                                      --------------
           EDUCATIONAL FACILITIES REVENUE (8.0%)
   2,000   District of Columbia,
            Georgetown University Ser
            1993.........................  5.375   04/01/23        1,956,460
   1,000   University of Idaho, Student
            Fee Ser H (FGIC).............   5.25   04/01/31          979,420
   1,000   Purdue University, Indiana,
            Student Fee Ser Q............   5.75   07/01/15        1,059,940
   2,000   New York State Dormitory
            Authority, State University
            Ser 1989 B...................   0.00   05/15/03        1,929,060
 -------                                                      --------------
   6,000                                                           5,924,880
 -------                                                      --------------
           ELECTRIC REVENUE (8.1%)
   2,000   South Carolina Public Service
            Authority, Santee Cooper
            1997 Refg Ser A (MBIA).......   5.00   01/01/29        1,897,880
   2,000   Seattle, Washington, Light &
            Power Ser 2001 (FSA).........   5.50   03/01/18        2,044,620
   3,000   Washington Public Power Supply
            System, Proj #2 Refg
            Ser 1994 A
            (FGIC).......................   0.00   07/01/09        2,111,220
 -------                                                      --------------
   7,000                                                           6,053,720
 -------                                                      --------------
           HOSPITAL REVENUE (5.2%)
   2,000   New Jersey Health Care
            Facilities Financing
            Authority, St Barnabas Health
            Refg Ser 1998 B (MBIA).......   5.25   07/01/18        2,015,580
   2,000   Greenville Hospital System,
            South Carolina, Ser 2001
            (Ambac)......................   5.00   05/01/31        1,885,540
 -------                                                      --------------
   4,000                                                           3,901,120
 -------                                                      --------------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (5.8%)
     700   Connecticut Development
            Authority, Bridgeport
            Hydraulic Co Refg Ser 1990...   7.25   06/01/20          709,758
   1,000   Michigan Strategic Fund, Ford
            Motor Co Refg Ser 1991 A.....   7.10   02/01/06        1,085,930
   2,500   Ohio Water Development
            Authority, Dayton Power &
            Light Co Collateralized Refg
            1992 Ser A...................   6.40   08/15/27        2,554,850
 -------                                                      --------------
   4,200                                                           4,350,538
 -------                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           MORTGAGE REVENUE - MULTI-FAMILY (2.0%)
 $ 1,415   Michigan Housing Development
            Authority, Rental 1992
            Ser A........................   6.60%  04/01/12   $    1,472,916
                                                              --------------

           MORTGAGE REVENUE - SINGLE FAMILY (1.3%)
     995   Alaska Housing Finance
            Corporation, Governmental
            1995 Ser A (MBIA)............  5.875   12/01/24        1,005,079
                                                              --------------

           PUBLIC FACILITIES REVENUE (1.4%)
   1,000   Jacksonville, Florida, Sales
            Tax Ser 2001 (Ambac).........   5.50   10/01/17        1,037,350
                                                              --------------

           RECREATIONAL FACILITIES REVENUE (3.1%)
   3,650   Metropolitan Football Stadium
            District, Colorado, Sales Tax
            Ser 1999 A (MBIA)............   0.00   01/01/11        2,354,688
                                                              --------------

           TRANSPORTATION FACILITIES REVENUE (16.1%)
   2,000   Lee County, Florida,
            Transportation Ser 1995
            (MBIA).......................   5.75   10/01/22        2,066,920
   2,000   Kansas Department of
            Transportation, Highway Refg
            Ser 1998.....................   5.50   09/01/14        2,149,900
   3,500   Kentucky Turnpike Authority,
            Resource Recovery Road
            1987 Ser A BIGS..............   8.50   07/01/06        4,175,360
   2,000   Puerto Rico Highway &
            Transportation Authority, Ser
            1998 A.......................   4.75   07/01/38        1,802,460
   2,000   Port of Seattle, Washington,
            Ser 2001 A (FGIC)............   5.00   04/01/31        1,877,280
 -------                                                      --------------
  11,500                                                          12,071,920
 -------                                                      --------------
           WATER & SEWER REVENUE (17.6%)
   2,000   San Francisco Public Utilities
            Commission, California, Water
            1996 Ser A...................   5.00   11/01/21        1,955,560
   2,000   Fulton County, Georgia,
            Water & Sewerage Ser 1998
            (FGIC).......................   4.75   01/01/28        1,827,300
   1,000   Winston-Salem, North Carolina,
            Water & Sewer Refg
            Ser 2001.....................   5.00   06/01/19          991,920
   1,000   Columbus, Ohio, Sewerage Refg
            Ser 1992.....................   6.25   06/01/08        1,036,690
           Metropolitan Gov't of Nashville & Davidson
            County, Tennessee,
   2,000   Refg 1986.....................   5.50   01/01/16        2,006,360
   2,000   Refg Ser 1998 A (FGIC)........   4.75   01/01/22        1,863,020
   2,100   Austin, Texas, Water &
            Wastewater Refg Ser 2001 A
            (FSA)........................   5.75   05/15/17        2,205,336
   1,300   Wichita Falls, Texas, Water &
            Sewer Ser 2001 (Ambac).......  5.375   08/01/24        1,299,766
 -------                                                      --------------
  13,400                                                          13,185,952
 -------                                                      --------------
           REFUNDED (3.0%)
   2,000   Massachusetts, 2000 Ser B.....   6.00   06/01/10+       2,237,600
                                                              --------------
           Total Tax-Exempt Municipal Bonds
            (COST $67,787,147)..............................      69,996,571
  73,985
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           Short Term Tax-Exempt Municipal
           Obligations (5.1%)
 $ 3,000   Massachusetts Health &
            Educational Facilities
            Authority, Capital Assets Ser
            D & E (MBIA) (Demand
            01/02/02)....................   1.90%* 01/01/35   $    3,000,000
     400   Missouri Health & Educational
            Facilities Authority,
            Washington University Ser
            1996 D (Demand 01/02/02).....   1.90*  09/01/30          400,000
     100   Cuyahoga County, Ohio,
            University Hospital of
            Cleveland Ser 1985 (Demand
            01/02/02)....................   1.90*  01/01/26          100,000
     300   Lincoln County, Wyoming, Exxon
            Corp Ser 1984 C
            (Demand 01/02/02)............   1.80*  11/01/14          300,000
                                                              --------------
   3,800   Total Short Term Tax-Exempt Municipal Obligations
            (COST $3,800,000)...............................       3,800,000
                                                              --------------

         Total Investments
$77,785   (COST $71,587,147)(a)........       98.7%         73,796,571

         Other Assets In Excess Of
          Liabilities..................        1.3             976,216
                                             -----      --------------
         Net Assets....................      100.0%     $   74,772,787
                                             =====      ==============

---------------------

 BIGS BOND INCOME GROWTH SECURITY.
 PSF  TEXAS PERMANENT SCHOOL FUND GUARANTEE PROGRAM.
  *   CURRENT COUPON OF VARIABLE RATE DEMAND OBLIGATION.
  +   PREREFUNDED TO CALL DATE SHOWN.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES.
      THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,659,094 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $449,670, RESULTING IN NET UNREALIZED APPRECIATION OF $2,209,424.

BOND INSURANCE:
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

Alaska...................     6.1%
California...............     5.3
Colorado.................     3.1
Connecticut..............     0.9
District of Columbia.....     2.6
Florida..................     5.3
Georgia..................     2.4
Idaho....................     1.3
Illinios.................     3.0
Indiana..................     1.4
Kansas...................     2.9%
Kentucky.................     5.6
Massachusetts............     7.0
Michigan.................     3.4
Missouri.................     0.5
New Jersey...............     2.7
New York.................     3.7
North Carolina...........     1.4
Ohio.....................     7.5
Pennsylvania.............     2.8
Puerto Rico..............     2.4%
South Carolina...........     5.1
Tennessee................     6.6
Texas....................     7.2
Washington...............     8.1
Wyoming..................     0.4
                           ------

Total....................    98.7%
                           ======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2001

Assets:
Investments in securities, at value (cost
 $71,587,147).....................................  $73,796,571
Cash..............................................      95,779
Interest receivable...............................   1,073,085
Prepaid expenses and other assets.................       6,708
                                                    ----------
    Total Assets..................................  74,972,143
                                                    ----------
Liabilities:
Payable for:
  Dividends and distributions to shareholders.....      60,266
  Shares of beneficial interest repurchased.......      56,106
  Investment management fee.......................      31,673
Accrued expenses..................................      51,311
                                                    ----------
    Total Liabilities.............................     199,356
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Composition of Net Assets:
Paid-in-capital...................................  $72,266,641
Net unrealized appreciation.......................   2,209,424
Accumulated undistributed net investment income...      65,895
Accumulated undistributed net realized gain.......     230,827
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Net Asset Value Per Share,
    6,337,207 shares outstanding
     (UNLIMITED SHARES AUTHORIZED OF $.01 PAR
     VALUE).......................................  $    11.80
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

Net Investment Income:
Interest Income...................................  $4,110,656
                                                    ----------
Expenses
Investment management fee.........................     381,867
Transfer agent fees and expenses..................     165,648
Shareholder reports and notices...................      51,698
Professional fees.................................      48,670
Registration fees.................................      23,033
Trustees' fees and expenses.......................      11,566
Custodian fees....................................       4,543
Other.............................................       8,971
                                                    ----------
    Total Expenses................................     695,996

Less: expense offset..............................      (4,540)
                                                    ----------
    Net Expenses..................................     691,456
                                                    ----------
    Net Investment Income.........................   3,419,200
                                                    ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain.................................     771,303
Net change in unrealized appreciation.............  (1,525,634)
                                                    ----------
    Net Loss......................................    (754,331)
                                                    ----------
Net Increase......................................  $2,664,869
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2001  DECEMBER 31, 2000
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................     $ 3,419,200        $ 3,598,488
Net realized gain.......................         771,303            112,137
Net change in unrealized
 appreciation/depreciation..............      (1,525,634)         4,867,741
                                             -----------        -----------

    Net Increase........................       2,664,869          8,578,366
                                             -----------        -----------

Dividends and Distributions to
 Shareholders from:
Net investment income...................      (3,420,929)        (3,578,942)
Net realized gain*......................        (550,789)           (39,786)
                                             -----------        -----------
    Total Dividends and Distributions...      (3,971,718)        (3,618,728)
                                             -----------        -----------

Net decrease from transactions in shares
 of beneficial interest.................      (1,640,397)        (5,282,224)
                                             -----------        -----------

    Net Decrease........................      (2,947,246)          (322,586)
Net Assets:
Beginning of period.....................      77,720,033         78,042,619
                                             -----------        -----------
End of Period (Including undistributed
 net investment income of $65,895 and
 $19,546, respectively).................     $74,772,787        $77,720,033
                                             ===========        ===========
---------------------
* INCLUDES SHORT-TERM GAINS OF:              $    94,201        $        --
                                             ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 aggregated $17,825,554 and $22,521,233, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $5,400.

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                     FOR THE YEAR              FOR THE YEAR
                                         ENDED                    ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                -----------------------  ------------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
                                ---------  ------------  ----------  ------------
Sold..........................    556,970  $  6,712,952   1,085,717  $ 12,485,563
Reinvestment of dividends and
 distributions................    304,979     3,655,718     290,853     3,344,818
                                ---------  ------------  ----------  ------------
                                  861,949    10,368,670   1,376,570    15,830,381
Repurchased...................   (996,261)  (12,009,067) (1,840,386)  (21,112,605)
                                ---------  ------------  ----------  ------------
Net decrease..................   (134,312) $ (1,640,397)   (463,816) $ (5,282,224)
                                =========  ============  ==========  ============

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

5. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Feceral Income Tax Status
As of December 31, 2001, the Fund had temporary book/tax differences attributable to book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $10,313.

7. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2001, the Fund held no positions in residual interest bonds.

8. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $58,391 increase in the cost of securities and a corresponding $58,391 increase to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $17,817; decrease unrealized appreciation by $7,504; and decrease net realized gains by $10,313. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

                 (This page has been left blank intentionally.)

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                   FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------
                              2001             2000             1999             1998             1997
                           -----------      -----------      -----------      -----------      -----------
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 12.01          $ 11.25          $ 12.27          $ 12.47          $ 12.14
                             -------          -------          -------          -------          -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.54             0.54             0.53             0.56             0.58
  Net realized and
   unrealized gain
   (loss)................      (0.12)            0.77            (1.02)            0.10             0.35
                             -------          -------          -------          -------          -------
Total income (loss) from
 investment operations...       0.42             1.31            (0.49)            0.66             0.93
                             -------          -------          -------          -------          -------
Less dividends and
 distributions from:
  Net investment
   income................      (0.54)           (0.54)           (0.53)           (0.56)           (0.58)
  Net realized gain......      (0.09)           (0.01)           -                (0.30)           (0.02)
                             -------          -------          -------          -------          -------
Total dividends and
 distributions...........      (0.63)           (0.55)           (0.53)           (0.86)           (0.60)
                             -------          -------          -------          -------          -------

Net asset value, end of
 period..................    $ 11.80          $ 12.01          $ 11.25          $ 12.27          $ 12.47
                             =======          =======          =======          =======          =======
Total Return+............       3.52%           11.92%           (4.07)%           5.46%            7.94%
Ratios to Average Net
 Assets:
Expenses (before expense
 offset).................       0.92%(1)         0.93%(1)         0.95%            0.91%(1)         0.95%(1)
Net investment income....       4.48%(2)         4.72%            4.49%            4.51%            4.78%
Supplemental Data:
Net assets, end of
 period, in thousands....    $74,773          $77,720          $78,043          $94,478          $94,255
Portfolio turnover
 rate....................         25%              12%               5%              31%               8%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.
 (2) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.03%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Select Municipal Reinvestment Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Select Municipal Reinvestment Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 8, 2002

                      2001 Federal Tax Notice (unaudited)

       During the year ended December 31, 2001 the Fund paid to its shareholders $0.54 per share from tax-exempt income.

       For the year ended December 31, 2001 the Fund paid to shareholders $0.07 per share from long-term capital gains.

Morgan Stanley Select Municipal Reinvestment Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                            Number of
                                             Term of                                                        Portfolios
                                           Office and                                                        in Fund
                           Position(s)      Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                           Overseen
   Independent Trustee     Registrant        Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (60)         Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown & Platt                 April 1994       Stanley Funds and the TCW/DW Term Trusts;
Counsel to the                                            formerly Vice Chairman of Kmart Corporation
Independent Trustees                                      (December 1998-October 2000), Chairman and
1675 Broadway                                             Chief Executive Officer of Levitz Furniture
New York, NY                                              Corporation (November 1995-November 1998)
                                                          and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (69)         Trustee       Trustee since    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  January 1993     Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (67)       Trustee       Trustee since    Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown & Platt                 September 1997   Stanley Funds and the TCW/DW Term Trusts;
Counsel to the                                            formerly associated with the Allstate
Independent Trustees                                      Companies (1966-1994), most recently as
1675 Broadway                                             Chairman of The Allstate Corporation (March
New York, NY                                              1993-December 1994) and Chairman and Chief
                                                          Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Michael Bozic (60)         Director of Weirton Steel
c/o Mayer, Brown & Platt   Corporation.
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (69)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (67)       Director of The PMI Group Inc.
c/o Mayer, Brown & Platt   (private mortgage insurance);
Counsel to the             Trustee and Vice Chairman of The
Independent Trustees       Field Museum of Natural History;
1675 Broadway              director of various other business
New York, NY               and charitable organizations.

Morgan Stanley Select Municipal Reinvestment Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           Number of
                                            Term of                                                        Portfolios
                                           Office and                                                       in Fund
                           Position(s)     Length of                                                        Complex
Name, Age and Address of    Held with         Time                                                          Overseen
   Independent Trustee     Registrant       Served*      Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Trustee since   Chairman of the Audit Committee and                       129
(52)                                     July 1991       Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (65)     Trustee       Trustee since   Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                July 1991       Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).
John L. Schroeder (71)     Trustee       Trustee since   Retired; Chairman of the Derivatives                      129
c/o Mayer, Brown & Platt                 April 1994      Committee and Director or Trustee of the
Counsel to the                                           Morgan Stanley Funds and the TCW/DW Term
Independent Trustees                                     Trusts; formerly Executive Vice President
1675 Broadway                                            and Chief Investment Officer of the Home
New York, NY                                             Insurance Company (August 1991-September
                                                         1995).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(52)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (65)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)     Director of Citizens Communications
c/o Mayer, Brown & Platt   Company (telecommunications
Counsel to the             company).
Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Select Municipal Reinvestment Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                                                                                  Number of
                                                      Term of                                                   Portfolios in
                                Position(s)         Office and                                                  Fund Complex
Name, Age and Address of         Held with           Length of                                                   Overseen by
   Management Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years    Trustee**
-------------------------   -------------------   ---------------  -------------------------------------------  -------------
Charles A. Fiumefreddo      Chairman, Director    Trustee since    Chairman, Director or Trustee and Chief             129
(68)                        or Trustee and        July 1991        Executive Officer of the Morgan Stanley
c/o Morgan Stanley Trust    Chief Executive                        Funds and the TCW/DW Term Trusts; formerly
Harborside Financial        Officer                                Chairman, Chief Executive Officer and
Center,                                                            Director of the Investment Manager, the
Plaza Two,                                                         Distributor and Morgan Stanley Services,
Jersey City, NJ                                                    Executive Vice President and Director of
                                                                   Morgan Stanley DW, Chairman and Director of
                                                                   the Transfer Agent, and Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries (until June 1998).
James F. Higgins (53)       Trustee               Trustee since    Senior Adviser of Morgan Stanley (since             129
c/o Morgan Stanley Trust                          June 2000        August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-August 2000),
                                                                   President and Chief Operating Officer of
                                                                   Individual Securities of Morgan Stanley
                                                                   (February 1997-May 1999).
Philip J. Purcell (58)      Trustee               Trustee since    Director or Trustee of the Morgan Stanley           129
1585 Broadway                                     April 1994       Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/
                                                                   or officer of various Morgan Stanley
                                                                   subsidiaries.


Name, Age and Address of
   Management Trustee      Other Directorships Held by Trustee
-------------------------  -----------------------------------
Charles A. Fiumefreddo     None
(68)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (53)      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)     Director of American Airlines, Inc.
1585 Broadway              and its parent company, AMR
New York, NY               Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Select Municipal Reinvestment Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (48)               President                            President since May 1999
1221 Avenue of the Americas
New York, NY
Barry Fink (46)                      Vice President, Secretary and        Vice President, Secretary and
c/o Morgan Stanley Trust             General Counsel                      General Counsel since February 1997
Harborside Financial Center,
Plaza Two
Jersey City, NJ
Thomas F. Caloia (55)                Treasurer                            Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ
James F. Willison (58)               Vice President                       Since Inception of the Fund
1221 Avenue of the Americas
New York, New York
Joseph R. Arcieri (53)               Vice President                       Since February 1997
1221 Avenue of the Americas
New York, New York
Robert W. Wimmel (37)                Vice President                       Since February 2002
1 Parkview Plaza
Oakbrook Terrace, Illinois


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (48)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman and
                                     Chief Executive Officer (since June 1998)
                                     and Director (since January 1998) of the
                                     Transfer Agent; Director of various Morgan
                                     Stanley subsidiaries; President of the
                                     Morgan Stanley Funds and TCW/DW Term Trusts
                                     (since May 1999); Trustee of various Van
                                     Kampen investment companies (since December
                                     1999); previously Chief Strategic Officer
                                     of the Investment Manager and Morgan
                                     Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (46)                      General Counsel (since May 2000) and
c/o Morgan Stanley Trust             Managing Director (since December 2000) of
Harborside Financial Center,         Morgan Stanley Investment Management;
Plaza Two                            Managing Director (since December 2000),
Jersey City, NJ                      and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (55)                First Vice President and Assistant
c/o Morgan Stanley Trust             Treasurer of the Investment Manager, the
Harborside Financial Center,         Distributor and Morgan Stanley Services;
Plaza Two                            Treasurer of the Morgan Stanley Funds.
Jersey City, NJ
James F. Willison (58)               Managing Director and Portfolio Manager of
1221 Avenue of the Americas          the Investment Manager and/or its
New York, New York                   investment management affiliates for over 5
                                     years.
Joseph R. Arcieri (53)               Executive Director and Portfolio Manager of
1221 Avenue of the Americas          the Investment Manager and/or its
New York, New York                   investment management affiliates for over 5
                                     years.
Robert W. Wimmel (37)                Vice President and Portfolio Manager of the
1 Parkview Plaza                     Investment Manager and/or its investment
Oakbrook Terrace, Illinois           management affiliates for over 5 years.

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]

Morgan Stanley
Select Municipal
Reinvestment Fund

ANNUAL REPORT
DECEMBER 31, 2001

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002

Dear Shareholder:

During the six-month period ended June 30, 2002, the U.S. economy began to recover from recession and the impact of September 11. Real gross domestic product (GDP) accelerated to an annual rate of 5.0 percent in the first quarter of 2002. The resiliency of the U.S. consumer and slower inventory depletion were significant factors in this improvement. During the second quarter, the majority of the economic data remained positive, although worldwide political events and the effect of corporate accounting scandals on equities brought the sustainability of the recovery into question.

Throughout 2001, the Federal Reserve Board aggressively cut the federal funds rate by a total of 475 basis points, to the current level of 1.75 percent. As the economy gained momentum in the first few months of 2002, there seemed to be a general consensus forecast that the Fed would begin to tighten monetary policy and raise short-term interest rates. The bond market reacted to these concerns and yields generally rose. By late spring, however, the consensus shifted as labor market and capital-spending indicators remained soft and new disclosures on corporate integrity spurred a flight to quality. Most importantly, statements by Federal Reserve officials began to indicate that there would be no rush to tighten monetary policy. The bond market responded favorably by scaling back expectations of rate hikes, and yields declined.

Municipal Market Conditions

The municipal market was influenced by the economy and the turmoil in the equity markets. The yield on the 30-year insured municipal bond index, which stood at
5.36 percent at the end of 2001, reached a high of 5.45 percent in March 2002, before declining to 5.27 percent in June 2002. Throughout the period, the slope of the municipal yield curve remained positive. The yield pickup for extending maturities from one to 30 years was 365 basis points (3.65 percent). This is the steepest yield curve since 1985.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge for the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasury yields moved from 98 percent in December 2001 to 96 percent by the end of June 2002. In the 10-year range, the ratio declined from 90 percent in December to 86 percent in June.

In much the same way homeowners refinance their mortgages, state and local governments took advantage of lower interest rates to refinance outstanding debt during the first six months of 2002. This activity contributed to a surge in municipal bond underwriting and long-term volume

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

increased 20 percent to a record $162 billion. Refunded issues represented almost one-quarter of the total. New York, led by a major refinancing of its Metropolitan Transportation Authority's outstanding debt, accounted for 13 percent of national volume. California, Texas and Florida, the next largest states in terms of issuance, represented an additional 24 percent of the total.

                         [30-YEAR BOND YIELDS 1993-2002 GRAPH]

                                                          Insured Municipal Yields/
                     Insured              U.S.                U.S. Treasury
                Municipal Yields     Treasury Yields             Yields (Ratio)
                6.3 %                      7.39%                          85.25%
1993            6   %                      6.92%                          86.71%
                5.65%                      6.67%                          84.71%
                5.35%                      6.02%                          88.9 %
                5.4 %                      6.34%                          85.17%
1994            6.4 %                      7.09%                          90.27%
                6.5 %                      7.61%                          85.41%
                6.55%                      7.81%                          83.87%
                6.75%                      7.88%                          85.66%
1995            6.15%                      7.43%                          82.77%
                6.1 %                      6.62%                          92.15%
                5.95%                      6.48%                          91.82%
                5.35%                      5.94%                          90.07%
1996            5.85%                      6.66%                          87.84%
                5.9 %                      6.89%                          85.63%
                5.7 %                      6.93%                          82.25%
                5.6 %                      6.63%                          84.46%
1997            5.9 %                      7.10%                          83.1 %
                5.6 %                      6.78%                          82.6 %
                5.4 %                      6.40%                          84.38%
                5.15%                      5.92%                          86.99%
1998            5.25%                      5.93%                          88.53%
                5.2 %                      5.65%                          92.04%
                4.95%                      5.00%                          99   %
                5.05%                      5.10%                          99.02%
1999            5.15%                      5.63%                          91.47%
                5.47%                      5.96%                          91.78%
                5.83%                      6.05%                          96.36%
                5.97%                      6.48%                          92.13%
2000            5.82%                      5.83%                          99.83%
                5.84%                      5.90%                          98.98%
                5.74%                      5.89%                          97.45%
                5.27%                      5.46%                          96.52%
2001            5.26%                      5.44%                          96.69%
                5.35%                      5.76%                          92.88%
                5.2 %                      5.42%                          95.94%
                5.36%                      5.47%                          97.99%
2002            5.43%                      5.80%                          93.62%
                5.27%                      5.51%                          95.64%

Source: Municipal Market Data - A Division of Thomson Financial Group and Bloomberg L.P.

Performance

For the six months ended June 30, 2002, Morgan Stanley Select Municipal Reinvestment Fund returned 3.83 percent. For the same period, the Lehman Brothers Municipal Bond Index (Lehman Index) returned 4.64 percent.* The Lehman Index is more heavily weighted toward short and intermediate term securities and does not include expenses. Total return figures assume the reinvestment of all distributions.

---------------------
*The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

Portfolio Structure

The Fund's net assets of $74 million were diversified among 13 long-term sectors and 40 credits. The Fund maintained its high-credit-quality profile by continuing to invest in investment-grade securities in essential service sectors. Currently, 85 percent of the long-term portfolio is rated AA or better. At the end of June, the portfolio's average maturity was 16 years. Average duration of the portfolio, a measure of sensitivity to interest rate changes, was 7.5 years. Generally, a portfolio with a longer duration will have greater price volatility. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening monetary policy has helped stabilize the fixed-income markets. We believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors in the highest tax brackets, the adjustment of municipal yields to their taxable equivalents may offer a significant advantage.

On July 25, 2002, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Tax-Exempt Securities Trust. Pursuant to this Agreement and Plan, substantially all of the assets of the Fund would be combined with those of the Class A shares of Tax-Exempt Securities Trust equal to the value of their holdings in the Fund. Additionally, shareholders of the Fund will be able to utilize the Class A shares of Tax-Exempt Securities Trust as an investment option for reinvesting distributions received on their holdings in certain unit investment trusts without the imposition of a sales charge.

The reorganization is subject to the approval of the Fund's shareholders at a special meeting of shareholders scheduled for December 10, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and the information concerning Tax-Exempt Securities Trust will be distributed to shareholders of the Fund.

Morgan Stanley Select Municipal Reinvestment Fund
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

We appreciate your ongoing support of Morgan Stanley Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND

LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF JUNE 30, 2002
(% OF NET ASSETS)

GENERAL OBLIGATION          19%
WATER & SEWER               17%
TRANSPORTATION              16%
ELECTRIC                    11%
EDUCATION                    8%
IDR/PCR*                     6%
HOSPITAL                     5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF JUNE 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa OR AAA          56%
Aa OR AA            29%
A OR A              14%
Baa OR BBB           1%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[DISTRIBUTION BY MATURITY BAR CHART]

                 DISTRIBUTION BY MATURITY
                [% OF LONG-TERM PORTFOLIO]

                                                     WEIGHTED AVERAGE
                                                    MATURITY: 16 YEARS

1-5 YEARS                                               10.3%
5-10 YEARS                                              21.5%
10-15 YEARS                                             12.4%
15-20 YEARS                                             21.0%
20-30 YEARS                                             32.2%
30+ YEARS                                                2.6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

[YIELD STRUCTURE GRAPHS]

             CALL AND COST (BOOK) YIELD STRUCTURE
               (BASED ON LONG-TERM PORTFOLIO)
                       JUNE 30, 2002

                     WEIGHTED AVERAGE
                  CALL PROTECTION: 6 YEARS


YEARS BONDS CALLABLE        PERCENT CALLABLE

2002                               8%
2003                               8%
2004
2005                               9%
2006                              10%
2007
2008                              12%
2009                              11%
2010                               6%
2011                              21%
2012+                             15%

                     WEIGHTED AVERAGE
                     BOOK YIELD: 6.0%


           COST (BOOK) YIELD*

2002                              6.7%
2003                              7.0%
2004                                0%
2005                              5.9%
2006                              7.5%
2007                                0%
2008                              5.2%
2009                              5.3%
2010                              5.5%
2011                              5.1%
2012+                             5.1%

 *COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 6.7% ON 8% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Select Municipal Reinvestment Fund
FUND PERFORMANCE - JUNE 30, 2002

   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
1 Year                     5.56%(1)
5 Years                    5.07%(1)
10 Years                   5.64%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions.
     There is no sales charge.

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (94.8%)
            General Obligation (19.3%)
 $ 4,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)............   0.00 %    06/30/09    $ 2,997,719
   2,000    Los Angeles Unified School District, California, 1997 Ser
              B (FGIC)................................................   5.00      07/01/23      1,989,700
   1,000    Florida Board of Education, Capital Outlay Refg Ser 1999 B
              (MBIA)..................................................   4.50      06/01/24        913,920
   2,000    Chicago, Illinois, Refg Ser 2001 A (MBIA).................   0.00      01/01/17      1,278,200
   1,000    Chicago Board of Education, Illinois, Ser 2001 C (MBIA)...   5.50      12/01/18      1,057,190
     825    New York City, New York, 1990 Ser D.......................   6.00      08/01/07        828,143
   2,000    Little Miami Local School District, Ohio, Ser 1998
              (FGIC)..................................................   4.875     12/01/23      1,936,620
   2,000    Pennsylvania, First Ser 1995 (FGIC).......................   5.50      05/01/12      2,102,100
   1,000    Shelby County, Tennessee, Refg 1995 Ser A.................   5.625     04/01/12      1,082,590
 -------                                                                                       -----------
  15,825                                                                                        14,186,182
 -------                                                                                       -----------
            Educational Facilities Revenue (7.5%)
   2,000    District of Columbia, Georgetown University Ser 1993......   5.375     04/01/23      1,986,220
   1,000    University of Idaho, Student Fee Ser H (FGIC).............   5.25      04/01/31        998,440
   1,000    Purdue University, Indiana, Student Fee Ser Q.............   5.75      07/01/15      1,087,470
   1,500    Ohio State University, General Receipts Ser 2002 A........   5.00      12/01/26      1,466,835
 -------                                                                                       -----------
   5,500                                                                                         5,538,965
 -------                                                                                       -----------
            Electric Revenue (10.7%)
   1,500    Salt River Project Agricultural Improvement & Power
              District, Arizona, Refg 2002 Ser A......................   5.25      01/01/19      1,556,445
   2,000    South Carolina Public Service Authority, Santee Cooper
              1997 Refg Ser A (MBIA)..................................   5.00      01/01/29      1,937,200
   2,000    Seattle, Washington, Light & Power Ser 2001 (FSA).........   5.50      03/01/18      2,106,940
   3,000    Washington Public Power Supply System, Project #2 Refg Ser
              1994 A (FGIC)...........................................   0.00      07/01/09      2,251,110
 -------                                                                                       -----------
   8,500                                                                                         7,851,695
 -------                                                                                       -----------
            Hospital Revenue (5.4%)
   2,000    New Jersey Health Care Facilities Financing Authority,
              St Barnabas Health Refg Ser 1998 B (MBIA)...............   5.25      07/01/18      2,071,460
   2,000    Greenville Hospital System, South Carolina, Ser 2001
              (Ambac).................................................   5.00      05/01/31      1,940,440
 -------                                                                                       -----------
   4,000                                                                                         4,011,900
 -------                                                                                       -----------
            Industrial Development/Pollution Control Revenue (5.9%)
     700    Connecticut Development Authority, Bridgeport Hydraulic Co
              Refg Ser 1990...........................................   7.25      06/01/20        702,898
   1,000    Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A....   7.10      02/01/06      1,103,620
   2,500    Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A..........................   6.40      08/15/27      2,547,375
 -------                                                                                       -----------
   4,200                                                                                         4,353,893
 -------                                                                                       -----------

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (2.0%)
 $ 1,415    Michigan Housing Development Authority, Rental 1992 Ser
 -------      A.......................................................   6.60 %    04/01/12    $ 1,455,809
                                                                                               -----------
            Mortgage Revenue - Single Family (1.4%)
     995    Alaska Housing Finance Corporation, Governmental 1995 Ser
 -------      A (MBIA)................................................   5.875     12/01/24      1,017,388
                                                                                               -----------
            Public Facilities Revenue (1.5%)
   1,000    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac).........   5.50      10/01/17      1,071,830
 -------                                                                                       -----------
            Recreational Facilities Revenue (3.4%)
   3,650    Metropolitan Football Stadium District, Colorado, Sales
 -------      Tax Ser 1999 A (MBIA)...................................   0.00      01/01/11      2,512,040
                                                                                               -----------
            Transportation Facilities Revenue (16.2%)
   2,000    Lee County, Florida, Transportation Ser 1995 (MBIA).......   5.75      10/01/22      2,090,040
   2,000    Kansas Department of Transportation, Highway Refg Ser
              1998....................................................   5.50      09/01/14      2,229,540
   3,500    Kentucky Turnpike Authority, Resource Recovery Road
              1987 Ser A BIGS.........................................   8.50      07/01/06      4,224,115
   1,460    Metropolitan Transportation Authority, New York, Service
              Contract Refg Ser 2002 A (MBIA).........................   5.50      01/01/20      1,541,658
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998
              A.......................................................   4.75      07/01/38      1,812,140
 -------                                                                                       -----------
  10,960                                                                                        11,897,493
 -------                                                                                       -----------
            Water & Sewer Revenue (16.9%)
   2,000    San Francisco Public Utilities Commission, California,
              Water 1996 Ser A........................................   5.00      11/01/21      1,973,040
   2,000    Fulton County, Georgia, Water & Sewerage Ser 1998
              (FGIC)..................................................   4.75      01/01/28      1,861,620
   1,000    Winston-Salem, North Carolina, Water & Sewer Refg Ser
              2001....................................................   5.00      06/01/19      1,014,820
            Metropolitan Gov't of Nashville & Dividson County,
              Tennessee,
   2,000      Refg 1986...............................................   5.50      01/01/16      2,005,100
   1,000      Refg Ser 1998 A (FGIC)..................................   4.75      01/01/22        958,250
   2,100    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)...   5.75      05/15/17      2,280,705
   1,000    San Antonio, Texas, Water & Refg Ser 2002 (FSA)...........   5.50      05/15/19      1,052,900
   1,300    Wichita Falls, Texas, Water & Sewer 2001 (Ambac)..........   5.375     08/01/24      1,320,020
 -------                                                                                       -----------
  12,400                                                                                        12,466,455
 -------                                                                                       -----------
            Other Revenue (1.5%)
   1,000    New York City Transitional Finance Authority, New York,
 -------      Refg 2003 Ser A.........................................   5.50      11/01/26      1,095,490
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (3.1%)
 $ 2,000    Massachusetts, 2000 Ser B.................................   6.00 %    06/01/10+   $ 2,298,600
 -------                                                                                       -----------
  71,445    Total Tax-Exempt Municipal Bonds (Cost $66,372,953).............................    69,757,740
 -------                                                                                       -----------
            Short-Term Tax-Exempt Municipal Obligations (5.4%)
     500    Cornell Township, Missouri, Mead Escanaba Paper Co Ser
              1986 (Demand 07/01/02)..................................   2.00*     11/01/16        500,000
   1,145    Clark County School District, Nevada, Ser 2001 B (Demand
              07/01/02)...............................................   1.90*     06/15/21      1,145,000
     400    Harris County Health Facilities Authority, Texas, St
              Luke's Episcopal Hospital Ser 2001 B (Demand
              07/01/02)...............................................   1.85*     02/15/31        400,000
   2,000    New York State Dormitory Authority, State University Ser
              1989 B..................................................   0.00      05/15/03      1,965,800
 -------                                                                                       -----------
   4,045    Total Short-Term Tax-Exempt Municipal Obligations (Cost $3,907,258).............     4,010,800
 -------                                                                                       -----------

 $75,490    Total Investments (Cost $70,280,211) (a)....................   100.2%     73,768,540
 =======
            Liabilities in Excess of Other Assets.......................   (0.2)        (148,075)
                                                                           -----     -----------
            Net Assets..................................................   100.0%    $73,620,465
                                                                           =====     ===========

---------------------

   BIGS     Bond Income Growth Securities.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $3,563,043 and
            the aggregate gross unrealized depreciation is $74,714,
            resulting in net unrealized appreciation of $3,488,329.
Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alaska.................     5.4%
Arizona................     2.1
California.............     5.4
Colorado...............     3.4
Connecticut............     1.0
District of Columbia...     2.7
Florida................     5.5
Georgia................     2.5
Idaho..................     1.4
Illinois...............     3.2
Indiana................     1.5
Kansas.................     3.0
Kentucky...............     5.7
Massachusetts..........     3.1
Michigan...............     3.5
Missouri...............     0.7
Nevada.................     1.5
New Jersey.............     2.8
New York...............     7.4
North Carolina.........     1.4
Ohio...................     8.1
Pennsylvania...........     2.8
Puerto Rico............     2.5
South Carolina.........     5.3
Tennessee..............     5.5
Texas..................     6.9
Washington.............     5.9
                          -----
Total..................   100.2%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $70,280,211)........................................  $73,768,540
Cash........................................................       64,871
Interest receivable.........................................    1,001,172
Prepaid expenses and other assets...........................        3,700
                                                              -----------
    Total Assets............................................   74,838,283
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    1,084,960
    Shares of beneficial interest redeemed..................       40,642
    Investment management fee...............................       30,297
    Dividends to shareholders...............................       17,621
Accrued expenses............................................       44,298
                                                              -----------
    Total Liabilities.......................................    1,217,818
                                                              -----------
    Net Assets..............................................  $73,620,465
                                                              ===========
Composition of Net Assets:
Paid-in-capital.............................................  $70,057,889
Net unrealized appreciation.................................    3,488,329
Accumulated undistributed net investment income.............       85,576
Accumulated net realized loss...............................      (11,329)
                                                              -----------
    Net Assets..............................................  $73,620,465
                                                              ===========
Net Asset Value Per Share,
  6,151,860 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................       $11.97
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended June 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $1,928,558
                                                              ----------
Expenses
Investment management fee...................................     183,940
Transfer agent fees and expenses............................      78,700
Professional fees...........................................      24,571
Shareholder reports and notices.............................      21,820
Registration fees...........................................      11,403
Trustees' fees and expenses.................................       5,732
Custodian fees..............................................       2,155
Other.......................................................       4,753
                                                              ----------
    Total Expenses..........................................     333,074
Less: expense offset........................................      (2,146)
                                                              ----------
    Net Expenses............................................     330,928
                                                              ----------
    Net Investment Income...................................   1,597,630
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net realized loss...........................................     (11,325)
Net change in unrealized appreciation.......................   1,278,905
                                                              ----------
    Net Gain................................................   1,267,580
                                                              ----------
Net Increase................................................  $2,865,210
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                             JUNE 30, 2002   DECEMBER 31, 2001
                                                              -----------       -----------
                                                              (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 1,597,630       $ 3,419,200
Net realized gain (loss)....................................      (11,325)          771,303
Net change in unrealized appreciation.......................    1,278,905        (1,525,634)
                                                              -----------       -----------
    Net Increase............................................    2,865,210         2,664,869
                                                              -----------       -----------
Dividends and Distributions to Shareholders from:
Net investment income.......................................   (1,577,949)       (3,420,929)
Net realized gain*..........................................     (230,831)         (550,789)
                                                              -----------       -----------
    Total Dividends and Distributions.......................   (1,808,780)       (3,971,718)
                                                              -----------       -----------

Net decrease from transactions in shares of beneficial
  interest..................................................   (2,208,752)       (1,640,397)
                                                              -----------       -----------

    Net Decrease............................................   (1,152,322)       (2,947,246)
Net Assets:
Beginning of period.........................................   74,772,787        77,720,033
                                                              -----------       -----------
End of Period
(Including accumulated undistributed net investment income
of $85,576 and $65,895, respectively).......................  $73,620,465       $74,772,787
                                                              ===========       ===========

---------------------
* Includes Short-Term Gains of:.............................  $        --       $    94,201
                                                              ===========       ===========

                       See Notes to Financial Statements

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Select Municipal Reinvestment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager") the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002 aggregated $6,658,825 and $6,485,420, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At June 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $6,000.

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED) continued

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE SIX              FOR THE YEAR
                                                                 MONTHS ENDED                 ENDED
                                                                JUNE 30, 2002           DECEMBER 31, 2001
                                                            ----------------------   -----------------------
                                                                 (unaudited)
                                                             SHARES      AMOUNT       SHARES       AMOUNT
                                                            --------   -----------   --------   ------------
Sold......................................................   192,398   $ 2,289,565    556,970     $6,712,952
Reinvestment of dividends and distributions...............   137,832     1,642,521    304,979      3,655,718
                                                            --------   -----------   --------   ------------
                                                             330,230     3,932,086    861,949     10,368,670
Redeemed..................................................  (515,577)   (6,140,838)  (996,261)   (12,009,067)
                                                            --------   -----------   --------   ------------
Net decrease..............................................  (185,347)  $(2,208,752)  (134,312)   $(1,640,397)
                                                            ========   ===========   ========   ============

5. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Federal Income Tax Status

As of December 31, 2001, the fund had temporary book/tax differences attributable to book amortization of discounts on debt securities.

7. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At June 30, 2002, the Fund held no positions in residual interest bonds.

8. Subsequent Event -- Merger

On July 25, 2002, the Board of Trustees of the Fund and of Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt") approved a plan of reorganization whereby the Fund would be merged into Tax-Exempt. The plan of reorganization is subject to the consent of the Fund's shareholders at a meeting to be held on December 10, 2002. If approved, the assets of the Fund would be combined with the assets of Tax-Exempt and shareholders of the Fund would become Class A shareholders of Tax-Exempt, receiving Class A shares of Tax-Exempt equal to the value of their holdings in the Fund.

Morgan Stanley Select Municipal Reinvestment Fund

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE SIX                  FOR THE YEAR ENDED DECEMBER 31,
                                                      MONTHS ENDED      -------------------------------------------------------
                                                      JUNE 30, 2002      2001        2000        1999        1998        1997
                                                      -------------     -------     -------     -------     -------     -------
                                                       (unaudited)
Selected Per Share Data:

Net asset value, beginning of period................      $11.80         $12.01      $11.25      $12.27      $12.47      $12.14
                                                          ------         ------      ------      ------      ------      ------

Income (loss) from investment operations:
    Net investment income...........................        0.25           0.54        0.54        0.53        0.56        0.58
    Net realized and unrealized gain (loss).........        0.21          (0.12)       0.77       (1.02)       0.10        0.35
                                                          ------         ------      ------      ------      ------      ------

Total income (loss) from investment operations......        0.46           0.42        1.31       (0.49)       0.66        0.93
                                                          ------         ------      ------      ------      ------      ------

Less dividends and distributions from:
    Net investment income...........................       (0.25)         (0.54)      (0.54)      (0.53)      (0.56)      (0.58)
    Net realized gain...............................       (0.04)         (0.09)      (0.01)      --          (0.30)      (0.02)
                                                          ------         ------      ------      ------      ------      ------

Total dividends and distributions...................       (0.29)         (0.63)      (0.55)      (0.53)      (0.86)      (0.60)
                                                          ------         ------      ------      ------      ------      ------

Net asset value, end of period......................      $11.97         $11.80      $12.01      $11.25      $12.27      $12.47
                                                          ======         ======      ======      ======      ======      ======

Total Return+.......................................        3.83%(1)       3.52%      11.92%      (4.07)%      5.46%       7.94%

Ratios to Average Net Assets:
Expenses (before expense offset)....................        0.91%(2)(3)    0.92%(3)    0.93%(3)    0.95%       0.91%(3)    0.95%(3)

Net investment income...............................        4.34%(2)       4.48%       4.72%       4.49%       4.51%       4.78%

Supplemental Data:
Net assets, end of period, in thousands.............     $73,620        $74,773     $77,720     $78,043     $94,478     $94,255

Portfolio turnover rate.............................           9%(1)         25%         12%          5%         31%          8%

---------------------

     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

MORGAN STANLEY
SELECT MUNICIPAL
REINVESTMENT FUND

Semiannual Report
June 30, 2002

7552G02-ANP-7/02

                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 25, 2002, between Tax-Exempt and Morgan Stanley Select Municipal Reinvestment Fund ("Municipal Reinvestment") in connection with the acquisition by Tax-Exempt of substantially all of the assets, subject to stated liabilities, of Municipal Reinvestment. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October
  , 2002. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Tax-Exempt, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling
(800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


  The date of this Statement of Additional Information is October   , 2002.

                               TABLE OF CONTENTS




                                                      PAGE
                                                     -----
INTRODUCTION .....................................     B-3
ADDITIONAL INFORMATION ABOUT TAX-EXEMPT ..........     B-3
FINANCIAL STATEMENTS .............................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated September , 2002 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Municipal Reinvestment shareholders in connection with the solicitation of proxies by the Board of Trustees of Municipal Reinvestment to be voted at the Special Meeting of shareholders of Municipal Reinvestment to be held on December 10, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Tax-Exempt dated February 28, 2002 and the Statement of Additional Information of Municipal Reinvestment dated February 28, 2002.


                 ADDITIONAL INFORMATION ABOUT LIMITED DURATION


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Tax-Exempt's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Tax-Exempt, see "Management of the Fund" and "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Tax-Exempt's investment manager, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about Tax-Exempt's independent auditors, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about other services provided to Tax-Exempt, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Tax-Exempt's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Tax-Exempt, see "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Tax-Exempt's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Tax-Exempt's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Tax-Exempt's policies regarding dividends and distributions and tax matters affecting Tax-Exempt and its shareholders, see "Taxation of the Fund and Shareholders" in Tax-Exempt's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about Tax-Exempt's distributor and the distribution agreement between Tax-Exempt and its distributor, see "Investment Management and Other Services" and "Underwriters" in Tax-Exempt's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Tax-Exempt's performance, see "Calculation of Performance Data" in Tax-Exempt's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Tax-Exempt's most recent audited financial statements are set forth in Tax-Exempt's Annual Report for the fiscal year ended December 31, 2001, and its unaudited financial statements are set forth in its Semi-Annual Report for the six-month period ended June 30, 2002, both of which are incorporated by reference in, the Proxy Statement and Prospectus. Municipal Reinvestment's most recent audited financial statements are set forth in Municipal Reinvestment's Annual Report for the fiscal year ended December 31, 2001, and its unaudited financial statements are set forth in its Semi-Annual Report for the six-month period ended June 30, 2002, both of which are incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY
                                                     TAX-EXEMPT SECURITIES TRUST
FEBRUARY 28, 2002



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated February 28, 2002) for the Morgan Stanley Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Tax-Exempt Securities Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ..................................................  4
II.   Description of the Fund and Its Investments and Risks .........  4
         A. Classification ..........................................  4
         B. Investment Strategies and Risks .........................  4
         C. Fund Policies/Investment Restrictions ...................  9
III.  Management of the Fund ........................................ 10
         A. Board of Trustees ....................................... 10
         B. Management Information .................................. 11
         C. Compensation ............................................ 16
IV.   Control Persons and Principal Holders of Securities ........... 18
V.    Investment Management and Other Services ...................... 18
         A. Investment Manager ...................................... 18
         B. Principal Underwriter ................................... 19
         C. Services Provided by the Investment Manager ............. 19
         D. Dealer Reallowances ..................................... 20
         E. Rule 12b-1 Plan ......................................... 20
         F. Other Service Providers ................................. 24
         G. Codes of Ethics ......................................... 25
VI.   Brokerage Allocation and Other Practices ...................... 25
         A. Brokerage Transactions .................................. 25
         B. Commissions ............................................. 25
         C. Brokerage Selection ..................................... 26
         D. Directed Brokerage ...................................... 27
         E. Regular Broker-Dealers .................................. 27
VII.  Capital Stock and Other Securities ............................ 27
VIII. Purchase, Redemption and Pricing of Shares .................... 28
         A. Purchase/Redemption of Shares ........................... 28
         B. Offering Price .......................................... 29
IX.   Taxation of the Fund and Shareholders ......................... 30
X.    Underwriters .................................................. 32
XI.   Calculation of Performance Data ............................... 32
XII.  Financial Statements .......................................... 34
XIII. Appendix ...................................................... 64

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Tax-Exempt Securities Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Tax-Exempt Securities Trust.



II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

     MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the

Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     2. Invest, under normal circumstances, at least 80% of its assets in securities that pay interest normally exempt from federal income taxes.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

     3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities.

     5.   Invest in common stock.

     6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

      7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

      8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

      9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
         (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.

     14. Make short sales of securities.

     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
  NAME, AGE AND ADDRESS OF   HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE     REGISTRANT    SERVED*                 PAST 5 YEARS              BY TRUSTEE          BY TRUSTEE
--------------------------- ------------ ----------- -------------------------------------- ------------ ---------------------------
Michael Bozic (60)            Trustee    Trustee     Retired; Director or Trustee of the        129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &                 since       Morgan Stanley Funds and the                        Corporation.
Maw                                      April 1994  TCW/DW Term Trusts; formerly Vice
Counsel to the Independent                           Chairman of Kmart Corporation
Trustees                                             (December 1998-October 2000),
1675 Broadway                                        Chairman and Chief Executive Officer
New York, NY                                         of Levitz Furniture Corporation
                                                     (November 1995-November 1998)
                                                     and President and Chief Executive
                                                     Officer of Hills Department Stores
                                                     (May 1991-July 1995); formerly
                                                     variously Chairman, Chief Executive
                                                     Officer, President and Chief Operating
                                                     Officer (1987-1991) of the Sears
                                                     Merchandise Group of Sears,
                                                     Roebuck & Co.

Edwin J. Garn (69)            Trustee    Trustee     Director or Trustee of the Morgan          129      Director of Franklin Covey
c/o Summit Ventures LLC                  since       Stanley Funds and the TCW/DW                        (time management
1 Utah Center                            January     Term Trusts; formerly United States                 systems), BMW Bank of
201 S. Main Street                       1993        Senator (R-Utah)(1974-1992) and                     North America, Inc.
Salt Lake City, UT                                   Chairman, Senate Banking                            (industrial loan
                                                     Committee (1980-1986); formerly                     corporation), United Space
                                                     Mayor of Salt Lake City, Utah                       Alliance (joint venture
                                                     (1971-1974); formerly Astronaut,                    between Lockheed Martin
                                                     Space Shuttle Discovery (April 12-19,               and the Boeing Company)
                                                     1985); Vice Chairman, Huntsman                      and Nuskin Asia Pacific
                                                     Corporation (chemical company);                     (multilevel marketing);
                                                     member of the Utah Regional                         member of the board of
                                                     Advisory Board of Pacific Corp.                     various civic and
                                                                                                         charitable organizations.

Wayne E. Hedien (67)          Trustee    Trustee     Retired; Director or Trustee of the        129      Director of The PMI Group
c/o Mayer, Brown, Rowe &                 since       Morgan Stanley Funds and the                        Inc. (private mortgage
Maw                                      September   TCW/DW Term Trusts; formerly                        insurance); Trustee and
Counsel to the Independent               1997        associated with the Allstate                        Vice Chairman of The
Trustees                                             Companies (1966-1994), most                         Field Museum of Natural
1675 Broadway                                        recently as Chairman of The Allstate                History; director of
New York, NY                                         Corporation (March 1993-December                    various other business and
                                                     1994) and Chairman and Chief                        charitable organizations.
                                                     Executive Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                             POSITION(S)   LENGTH OF                                             COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME           PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE      REGISTRANT    SERVED*                  PAST 5 YEARS              BY TRUSTEE          BY TRUSTEE
--------------------------- ------------- ----------- --------------------------------------- ------------ -------------------------
Dr. Manuel H. Johnson (52)     Trustee    Trustee     Chairman of the Audit Committee and         129      Director of NVR, Inc.
c/o Johnson Smick                         since       Director or Trustee of the Morgan                    (home construction);
International, Inc.                       July 1991   Stanley Funds and the TCW/DW                         Chairman and Trustee of
1133 Connecticut Avenue,                              Term Trusts; Senior Partner, Johnson                 the Financial Accounting
N.W.                                                  Smick International, Inc., a consulting              Foundation (oversight
Washington, D.C.                                      firm; Co-Chairman and a founder of                   organization of the
                                                      the Group of Seven Council (G7C),                    Financial Accounting
                                                      an international economic                            Standards Board).
                                                      commission; formerly Vice Chairman
                                                      of the Board of Governors of the
                                                      Federal Reserve System and
                                                      Assistant Secretary of the U.S.
                                                      Treasury.

Michael E. Nugent (65)         Trustee    Trustee     Chairman of the Insurance Committee         207      Director of various
c/o Triumph Capital, L.P.                 since       and Director or Trustee of the Morgan                business organizations.
237 Park Avenue                           July 1991   Stanley Funds and the TCW/DW
New York, NY                                          Term Trusts; director/trustee of
                                                      various investment companies
                                                      managed by Morgan Stanley
                                                      Investment Management Inc. and
                                                      Morgan Stanley Investments LP
                                                      (since July 2001); General Partner,
                                                      Triumph Capital, L.P., a private
                                                      investment partnership; formerly Vice
                                                      President, Bankers Trust Company
                                                      and BT Capital Corporation
                                                      ( 1984-1988).

John L. Schroeder (71)         Trustee    Trustee     Retired; Chairman of the Derivatives        129      Director of Citizens
c/o Mayer, Brown, Rowe &                  since       Committee and Director or Trustee of                 Communications
Maw                                       April 1994  the Morgan Stanley Funds and the                     Company
Counsel to the Independent                            TCW/DW Term Trusts; formerly                         (telecommunications
Trustees                                              Executive Vice President and Chief                   company).
1675 Broadway                                         Investment Officer of the Home
New York, NY                                          Insurance Company (August
                                                      1991-September 1995).



----------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

     The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.







                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                              POSITION(S)   LENGTH OF                                             COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH       TIME        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN    OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT     SERVED*                PAST 5 YEARS                BY TRUSTEE          BY TRUSTEE
---------------------------- ------------ ------------- -------------------------------------- ------------ ------------------------
Charles A. Fiumefreddo (68)   Chairman,    Trustee      Chairman, Director or Trustee and            129    None
c/o Morgan Stanley Trust      Director or  since July   Chief Executive Officer of the Morgan
Harborside Financial Center,  Trustee      1991         Stanley Funds and the TCW/DW
Plaza Two,                    and Chief                 Term Trusts; formerly Chairman, Chief
Jersey City, NJ               Executive                 Executive Officer and Director of the
                              Officer                   Investment Manager, the Distributor
                              Trustee                   and Morgan Stanley Services,
                                                        Executive Vice President and Director
                                                        of Morgan Stanley DW, Chairman and
                                                        Director of the Transfer Agent and
                                                        Director and/or officer of various
                                                        Morgan Stanley subsidiaries (until
                                                        June 1998).

James F. Higgins (53)         Trustee      Trustee      Director or Trustee of the Morgan            129    None
c/o Morgan Stanley Trust                   since June   Stanley Funds and the TCW/DW
Harborside Financial Center,               2000         Term Trusts (since June 2000);
Plaza Two,                                              Senior Advisor of Morgan Stanley
Jersey City, NJ                                         (since August 2000); Director of the
                                                        Distributor and Dean Witter Realty
                                                        Inc.; previously President and Chief
                                                        Operating Officer of the Private Client
                                                        Group of Morgan Stanley (May
                                                        1999-August 2000), President and
                                                        Chief Operating Officer of Individual
                                                        Securities of Morgan Stanley
                                                        (February 1997-May 1999).

Philip J. Purcell (58)        Trustee      Trustee      Director or Trustee of the Morgan            129    Director of American
1585 Broadway                              since April  Stanley Funds and the TCW/DW                        Airlines, Inc. and its
New York, NY                               1994         Term Trusts; Chairman of the Board                  parent company, AMR
                                                        of Directors and Chief Executive                    Corporation.
                                                        Officer of Morgan Stanley and
                                                        Morgan Stanley DW; Director of the
                                                        Distributor; Chairman of the Board of
                                                        Directors and Chief Executive Officer
                                                        of Novus Credit Services Inc.;
                                                        Director and/or officer of various
                                                        Morgan Stanley subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           REGISTRANT           TIME SERVED
------------------------------ ----------------- ------------------------
Mitchell M. Merin (48)         President         President since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (46)                Vice President,   Vice President,
c/o Morgan Stanley Trust       Secretary and     Secretary and General
Harborside Financial Center,   General Counsel   Counsel since
Plaza Two,                                       February 1997
Jersey City, NJ

Thomas F. Caloia (55)          Treasurer         Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Willison (58)         Vice President    Since Inception of the
1221 Avenue of the Americas                      Fund
New York, New York

Joseph R. Arcieri (53)         Vice President    Since February 1997
1221 Avenue of the Americas
New York, New York

Robert W. Wimmel (37)          Vice President    Since February 2002
1 Parkview Plaza
Oakbrook Terrace, Illinois


   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (48)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer (since
                               June 1998) of the Investment Manager and Morgan Stanley
                               Services; Chairman, Chief Executive Officer and Director of
                               the Distributor (since June 1998); Chairman and Chief
                               Executive Officer (since June 1998) and Director (since
                               January 1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President of the Morgan
                               Stanley Funds and TCW/DW Term Trusts (since May 1999);
                               Trustee of various Van Kampen investment companies
                               (since December 1999); previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                               Executive Vice President of the Distributor (April 1997-June
                               1998), Vice President of the Morgan Stanley Funds (May
                               1997-April 1999), and Executive Vice President of Morgan
                               Stanley.

Barry Fink (46)                General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   Management; Managing Director (since December 2000),
Plaza Two,                     and Secretary and General Counsel (since February 1997)
Jersey City, NJ                and Director (since July 1998) of the Investment Manager
                               and Morgan Stanley Services; Assistant Secretary of Morgan
                               Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trusts
                               (since February 1997); Vice President and Secretary of the
                               Distributor; previously, Senior Vice President, Assistant
                               Secretary and Assistant General Counsel of the Investment
                               Manager and Morgan Stanley Services.

Thomas F. Caloia (55)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

James F. Willison (58)         Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for
New York, New York             over 5 years.

Joseph R. Arcieri (53)         Executive Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for
New York, New York             over 5 years.

Robert W. Wimmel (37)          Vice President and Portfolio Manager of the Investment
1 Parkview Plaza               Manager and/or its investment management affiliates for
Oakbrook Terrace, Illinois     over 5 years.



     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                                 none                                        over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
John L. Schroeder                             none                                        over $100,000
Charles A. Fiumefreddo                 $50,001 - $100,000                                 over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                        over $100,000                                    over $100,000

     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph
J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Jonathan R. Page, Managing Director of the Investment Manager, Katherine H. Stromberg, Executive Director of the Investment Manager, and Gerard J. Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                               FUND COMPENSATION



                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,550
Edwin J. Garn .................        1,550
Wayne E. Hedien ...............        1,550
Dr. Manuel H. Johnson .........        2,300
Michael E. Nugent .............        2,050
John L. Schroeder .............        2,050



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent, who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS




                                            TOTAL CASH
                                           COMPENSATION
                                          FOR SERVICES TO
                                         97 MORGAN STANLEY
                                          FUNDS AND OTHER
NAME OF                                    FUNDS IN THE
INDEPENDENT TRUSTEE                        FUND COMPLEX
-------------------------------         ------------------
Michael Bozic .................              $150,150
Edwin J. Garn .................               150,150
Wayne E. Hedien ...............               150,100
Dr. Manuel H. Johnson .........               219,900
Michael E. Nugent .............               228,362
John L. Schroeder .............               196,650



     As of the date of this Statement of Additional Information, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.





----------
(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2001 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2001 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.


        RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS





                                     FOR ALL ADOPTING FUNDS
                                 ------------------------------
                                                                                          ESTIMATED ANNUAL
                                                                   RETIREMENT BENEFITS         BENEFITS
                                     ESTIMATED                     ACCRUED AS EXPENSES    UPON RETIREMENT(2)
                                  CREDITED YEARS    ESTIMATED      -------------------   --------------------
                                   OF SERVICE AT    PERCENTAGE                BY ALL                 FROM ALL
                                    RETIREMENT     OF ELIGIBLE      BY THE   ADOPTING     FROM THE   ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)    COMPENSATION     FUND      FUNDS        FUND      FUNDS
-------------------------------- ---------------- -------------   -------- ----------   ---------- ---------
Michael Bozic ..................        10             60.44%       $  380   $21,395       $  907    $48,443
Edwin J. Garn ..................        10             60.44           570    33,443          921     49,121
Wayne E. Hedien ................         9             51.37           717    44,952          775     41,437
Dr. Manuel H. Johnson ..........        10             60.44           386    22,022        1,360     72,014
Michael E. Nugent ..............        10             60.44           662    38,472        1,209     64,157
John L. Schroeder ..............         8             50.37         1,243    68,342          960     50,640


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 17.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding shares of Class A on February 8, 2002: Jacob Brown Trust, Jacob and Frances Brown, Trustees, 6637 State Line Road, Kansas City, MO 64113-1808 - 6.905%. The following owned 5% or more of the outstanding shares of Class C on February 8, 2002: Jacob Brown Trust, Jacob and Frances Brown, Trustees, 6637 State Line Road, Kansas City, MO 64113-1808 - 6.513%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,908,427, $4,511,126 and $6,046,569, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                             2001                  2000             1999
                     -----------------  ----------------- ------------------
Class A ..........   FSCs:(1) $208,197  FSCs:(1) $ 67,610 FSCs:(1) $107,818
                     CDSCs:   $126,740    CDSCs: $    759   CDSCs: $      0
Class B ..........   CDSCs:   $290,876    CDSCs: $241,537   CDSCs: $274,899
Class C ..........   CDSCs:   $ 26,712    CDSCs: $  3,821   CDSCs: $ 10,671



----------

(1)   FSCs apply to Class A only.



     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2001, of $1,104,260. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended December 31, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $45,789 and $100,073, respectively, which amounts are equal to 0.17% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $11,323,183 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 16.64% ($1,884,332)-advertising and promotional expenses; (ii) 0.79% ($88,969)-printing of prospectuses for distribution to other than current shareholders; and (iii) 82.57% ($9,349,882)-other expenses, including the gross sales credit and the carrying charge, of which 8.53% ($797,356) represents carrying charges, 27.00% ($2,524,195) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 38.21% ($3,572,895) represents overhead and other branch office distribution-related expenses and 26.26% ($2,455,436) represents excess distribution expenses of the Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series of Morgan Stanley Multi-State Municipal Series Trust, the net assets of which were combined with those of the Fund on July 21, 2000 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $6,777,561 as of December 31, 2001 (the end of the Fund's fiscal year), which was equal to 3.38% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $29,754 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.19% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS


  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


  (3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions.



B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any securities transactions through any affiliated brokers or dealers.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 2001, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the

Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley North American Government Income Trust, Morgan Stanley Global Short-Term Income Fund Inc. or Morgan Stanley Short-Term U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund, and the five Morgan Stanley Funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the prospectus will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows: Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:





                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------   ---------------------
First ............................            3.0%
Second ...........................            2.0%
Third ............................            1.0%
Fourth and thereafter ............            None


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.



B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of shares in the Fund for shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.


     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.



     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.



X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares.

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Following the restated performance information for Class A and Class D is the actual performance of the Fund based on its original, single class sales charge structure as of its last fiscal year. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.


     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 2001, the yield, calculated pursuant to the formula described above, was approximately 3.99%, 3.81%, 3.70% and 4.42% for Class A, Class B, Class C and Class D, respectively.

     The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The yield for Class A, Class B, Class C and Class D shares, based upon a Federal personal income tax bracket of 39.10% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2001 were 6.55%, 6.26%, 6.08% and 7.26% respectively, based upon the yield quoted above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Class A and Class D shares of the Fund for the year ended December 31, 2001 were -0.38% and 4.31%, respectively; the restated average annual total returns for the five years ended December 31, 2001 were 4.33% and 5.47%, respectively; and the restated average annual total returns for the ten years ended December, 2001 were 5.46% and 6.16%, respectively. The average annual total returns of Class B for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were -1.23% and 4.10%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2000 were 2.59% and 4.31%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total return for Class A shares for the year ended December 31, 2001 was 4.05% and the restated average annual total return for the five years ended December 31, 2001 was 5.24% and the restated average annual total return for the ten years ended December 31, 2001 was 5.92%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual returns as calculated in the previous paragraph. The average annual total returns of Class B for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 3.68% and 4.47%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 3.58% and 4.31%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for Class A and Class D shares for the year ended December 31, 2001 were 4.05% and 4.31%, respectively, the restated total returns for the five years ended December 31, 2001 were 29.12% and 30.49%, and the restated total returns for the ten years ended December 31, 2001 were 77.73% and 81.86%. Based on the foregoing calculation, the Fund's total returns for Class B and Class C shares for the year ended December 31, 2001 were 3.68% and 3.58%, respectively, the total returns for the period July 28, 1997 through December 31, 2001 were 21.37% and 20.52%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2001:




                                             INVESTMENT AT INCEPTION OF:
                                        -------------------------------------
                        INCEPTION
CLASS                     DATE:          $10,000      $50,000       $100,000
-----------------   -----------------   ---------   -----------   -----------
Class A .........        03/27/80(1)    $55,755     $280,960      $566,287
Class B .........        07/28/97        12,137       60,685       121,870
Class C .........        07/28/97        12,052       60,260       120,520
Class D .........        03/27/80        61,349      306,745       613,490


----------
(1) For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.



     All shares of the Fund held prior to July 28, 1997 were designated Class D shares and accordingly, the actual performance numbers set forth below represent the actual performance of the continuing Class D. The actual average annual total returns of the Fund, calculated with the deduction of maximum applicable sales charge described above, for the five years ended December 31, 2001 and for the ten years ended December 31, 2001 were 4.61% and 5.73%, respectively. The actual average annual total returns of the Fund calculated without the deduction for any applicable sales charge for the five years ended December 31, 2001 and for the ten years ended December 31, 2001, were 5.47% and 6.16%, respectively. The Fund's actual aggregate total return, without the deduction for any application sales charge for the five years ended December 31, 2001 was 30.49% and the actual total return for the ten years ended December 31, 2001 was 81.86%. Investments of $10,000, $50,000 and $100,000,
adjusted for the sales charges in effect at such time (4.0%, 3.25% or 2.75%, respectively), in the Fund at inception would have grown to $58,895, $296,776 and $596,619, respectively, at December 31, 2001.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001


PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE            VALUE
---------                                                                               ------------ ----------- ---------------
          Tax-Exempt Municipal Bonds (95.3%)
          General Obligation (11.5%)
          North Slope Borough, Alaska,
$15,000     Ser 1995 A (MBIA) .......................................................   0.00 %       06/30/06    $   12,518,100
  9,500     Ser 1999 A (MBIA) .......................................................   0.00         06/30/10         6,332,035
 25,000     Ser 2000 B (MBIA) .......................................................   0.00         06/30/11        15,710,750
 20,000     Ser 2001 A (MBIA) .......................................................   0.00         06/30/12        11,728,600
  4,000   Connecticut, College Savings 1989 Ser A ...................................   0.00         07/01/08         3,049,120
  9,000   Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA) .........   4.50         06/01/24         7,951,770
          Chicago, Illinois,
  5,000     Refg Ser 1995 A-2 (Ambac) ...............................................   6.25         01/01/14         5,650,650
 10,300     Neighbohoods Alive 21 Ser 2001 A (FGIC) .................................   5.375        01/01/26        10,318,231
  3,000   Chicago Board of Education, Illinois, Ser C (FSA) .........................   5.00         12/01/26         2,836,950
  3,000   Clark County, Nevada, Transportation Ser 1992 A (Ambac) ...................   6.50         06/01/17         3,486,570
          New York City, New York,
  1,925     1990 Ser D ..............................................................   6.00         08/01/07         1,933,278
  1,545     1990 Ser D ..............................................................   6.00         08/01/08         1,551,644
  5,000   New York State, Refg Ser 1995 B ...........................................   5.70         08/15/10         5,404,400
          North Carolina,
 10,000     1997 Ser A ..............................................................   5.20         03/01/16        10,296,100
 10,000     Public School Building Ser 1999 .........................................   4.60         04/01/17         9,547,200
    500   Delaware City School District, Ohio, Constr & Impr (FGIC) .................   5.75         12/01/20           514,630
  3,000   Little Miami Local School District, Ohio, Ser 1998 (FGIC) .................   4.875        12/01/23         2,836,110
 10,000   South-Western City School District, Ohio, Ser 1999 (Ambac) ................   4.75         12/01/19         9,481,400
 10,000   Pennsylvania, First Ser 1995 (FGIC) .......................................   5.50         05/01/12        10,425,500
          Shelby County, Tennessee,
  5,000     Refg 1995 Ser A .........................................................   5.625        04/01/11         5,341,000
  4,000     Refg 1995 Ser A .........................................................   5.625        04/01/14         4,133,240
  5,000   North East Texas Independent School District, Texas, Ser 1999 (PSF)........   6.50         10/01/14         5,592,250
 18,000   King County, Washington, Ltd Tax 1995 (MBIA) ..............................   6.00         01/01/23        18,872,819
-------                                                                                                          --------------
187,770                                                                                                             165,512,347
-------                                                                                                          --------------
          Educational Facilities Revenue (3.8%)
  4,000   California Public Works Board, University of California 1993 Refg Ser A....    5.50         06/01/21         4,041,920
  7,000   Indiana University, Student Fee Ser K (MBIA) ..............................    5.875        08/01/20         7,339,990
  2,000   Maryland Health & Educational Facilities Authority, The John Hopkins
            University Refg Ser 1998 ................................................    5.125        07/01/20         2,001,360
    400   Massachusetts Health & Educational Facilities Authority, Suffolk
            University Ser B (Connie Lee) ...........................................    6.25         07/01/12           416,028

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE           VALUE
------------                                                                               ------------ ----------- --------------
$     400    Massachusetts Industrial Finance Agency, College of the Holy Cross
               1996 Issue (MBIA) ......................................................    5.50 %       03/01/16      $   411,752
      500    Oakland University, Michigan, Ser 1995 (MBIA) ............................    5.75         05/15/26          512,855
      200    Minnesota Higher Education Facilities Authority, Northfield St Olaf
               College 1992 ...........................................................    6.40         10/01/21          209,396
    5,000    Missouri Health & Educational Facilities Authority, Washington
               University Ser 1998 A ..................................................    4.75         11/15/37        4,450,800
    8,000    New Jersey Educational Facilities Authority, Princeton University
               Ser 1999 A .............................................................    4.75         07/01/25        7,494,240
             New York State Dormitory Authority,
    5,000      City University Ser 2000 A (Ambac) .....................................    6.125        07/01/13        5,577,400
    2,000      State University 1990 Ser A ............................................    7.50         05/15/13        2,473,440
    5,000      State University 1993 Ser A ............................................    5.25         05/15/15        5,207,800
    7,800      State University Ser 2000 B ............................................    5.375        05/15/23        7,802,574
    2,500    Ohio State University, General Receipts, Ser 1999 A ......................    5.80         12/01/29        2,619,325
      200    University of Toledo, Ohio, Ser 1992 A (FGIC) ............................    5.90         06/01/20          204,504
    4,000    Delaware County Authority, Pennsylvania, Villanova University
 ---------     Ser 1995 (Ambac) .......................................................    5.70         08/01/15        4,162,400
                                                                                                                    -------------
    54,000                                                                                                             54,925,784
 ---------                                                                                                          -------------
             Electric Revenue (11.8%)
   25,000    Salt River Project Agricultural Improvement & Power District, Arizona,
               Refg 1993 Ser C (Secondary MBIA)** .....................................    5.50         01/01/10       26,907,499
    1,635    Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA) .................................................................    5.75         01/01/15        1,731,727
    9,000    Southern California Public Power Authority, Mead-Adelanto 1994 A
               (Ambac) ................................................................    7.02+/+      07/01/15        9,742,500
   15,000    Colorado Springs, Colorado, Utilities Refg Ser 2002 A
               (Ambac) (WI) ...........................................................    5.375        11/15/20       14,769,900
    9,550    Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ..........    6.50         01/01/17       11,137,497
   15,000    Long Island Power Authority, New York, Ser 2000 A (FSA) ..................    0.00         06/01/17        6,726,900
             North Carolina Municipal Power Agency, Catawba
    5,000      Ser 1993 (MBIA) ........................................................    7.72+/+      01/01/12        5,293,750
    5,000      Ser 1998 A (MBIA) ......................................................    5.50         01/01/15        5,290,900
             Puerto Rico Electric Power Authority,
    2,000      Power Ser X ............................................................    6.00         07/01/15        2,148,600
   15,000      Power Ser O ............................................................    0.00         07/01/17        6,597,450
    5,000      Power Ser EE (MBIA) ....................................................    4.50         07/01/18        4,710,600
             South Carolina Public Service Authority,
   10,000      Refg Ser 1996 A (MBIA) .................................................    5.75         01/01/13       10,552,400

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                 COUPON          MATURITY
THOUSANDS                                                                                  RATE             DATE           VALUE
------------                                                                            -----------      -----------    -----------

$15,000       1995 Refg Ser A (Ambac) .................................................  6.25 %             01/01/22    $16,076,700
            San Antonio, Texas, Electric & Gas
 10,500       Refg Ser 1994 C .........................................................  6.309+/+           02/01/06     11,101,125
  5,000       Refg Ser 1998 A .........................................................  4.50               02/01/21      4,478,350
            Intermountain Power Agency, Utah,
 15,000       Refg 1997 Ser B (MBIA) ..................................................  5.75               07/01/19     15,601,350
  2,500       Refg 1996 Ser D (Secondary FSA) .........................................  5.00               07/01/21      2,411,000
  3,000     Chelan County Public Utility District #1, Washington, Hydro
              Ser 1997 A (AMT) ........................................................  5.60               07/01/32      2,904,390
  5,000     Grant County Public Utility District # 2, Washington, Electric
              Refg Ser 2001 H (FSA) ...................................................  5.375              01/01/18      5,055,900
  5,330     Seattle, Washington, Municipal Light & Power Impr & Refg Ser 2001
-------       (FSA) ...................................................................  5.50               03/01/18      5,448,912
178,515                                                                                                                 -----------
-------                                                                                                                 168,687,450
            Hospital Revenue (7.1%)                                                                                     -----------
  3,500     Birmingham-Carraway Special Care Facilities Financing Authority,
              Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ..............  5.875              08/15/15      3,639,580
  2,000     Tampa, Florida, Catholic Health Ser 1998 A-2 (Ambac) ......................  4.875              11/15/28      1,823,140
  5,000     Hawaii Department of Budget & Finance, Queen's Health 1996 Ser A ..........  6.00               07/01/20      5,091,400
  5,000     Illinois Health Facilities Authority, Loyola University Health Ser 2001 A..  6.00               07/01/21      4,890,500
  4,000     Maine Health & Higher Educational Facilities Authority, Ser 1998 B
              (FSA) ...................................................................  4.875              07/01/23      3,677,560
            Massachusetts Health & Educational Facilities Authority,
  1,000       Massachusetts General Hospital Ser F (Ambac) ............................  6.00               07/01/15      1,053,700
  1,000       St Elizabeth Hospital Ser D & E (FSA) ................................... 11.73+/+            08/15/21      1,025,000
            Rochester, Minnesota, Mayo Foundation/Medical Center
  5,000       Ser 1992 I ..............................................................  5.75               11/15/21      5,073,600
  6,400       Ser 1992 F ..............................................................  6.25               11/15/21      6,589,632
 10,000     Missouri Health & Educational Facilities Authority, Barnes Jewish/
              Christian Health Ser 1993 A .............................................  5.25               05/15/14     10,320,500
  3,000     University of Missouri, Health Ser 1996 A (Ambac) .........................  5.50               11/01/16      3,078,720
            Henderson, Nevada
 10,065       Catholic Health Care West 1998 Ser A ....................................  5.375              07/01/26      8,865,051
  2,000       Catholic Health Care West 1998 Ser A ....................................  5.125              07/01/28      1,683,300
  1,300     New Hampshire Higher Educational & Health Facilities Authority,
              St Joseph Hospital Ser 1994 (Connie Lee) ................................  6.35               01/01/07      1,421,654
  6,500     New Jersey Health Care Facilities Financing Authority, Robert Wood
              Johnson University Hospital, Ser 2000 ...................................  5.75               07/01/25      6,662,370


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                COUPON      MATURITY
THOUSANDS                                                                                 RATE         DATE          VALUE
-----------                                                                            ------------ ----------- --------------
$ 6,000     New York State Medical Care Facilities Finance Agency, Presbyterian
              Hospital - FHA Insured Mtge Ser 1994 A .................................   5.25 %     08/15/14    $ 6,141,000
            North Carolina Medical Care Commission,
  4,000       Pitt County Memorial Hospital Ser 1998 A ...............................   4.75       12/01/28      3,524,920
  5,000       Presbyterian Health Services Corp Refg Ser 1993 ........................   5.50       10/01/20      5,002,900
  1,295     Ward County, North Dakota, Trinity Obligated Group Crossover
              Refg Ser 1991 B ........................................................   7.50       07/01/21      1,313,959
    700     Akron, Bath & Copley Joint Township Hospital District, Ohio, Summa
              Health Ser 1992 A ......................................................   6.25       11/15/07        721,154
  5,000     Lorain County, Ohio, Catholic Health Ser 9 2001 A ........................   5.25       10/01/33      4,776,800
  5,000     Pennsylvania Higher Educational Facilities Authority, University of
              Pennsylvania Ser A 1996 ................................................   5.75       01/01/22      4,982,350
  5,000     Greenville Hospital, South Carolina, Ser 2001 (Ambac) ....................   5.00       05/01/31      4,713,850
  5,000     North Central Texas Health Facilities Development Corporation,
-------       University Medical Center Inc Ser 1997 (FSA) ...........................   5.45       04/01/15      5,040,650
                                                                                                                -----------
102,760                                                                                                         101,113,290
-------                                                                                                         -----------
            Industrial Development/Pollution Control Revenue (6.0%)
  1,500     Hawaii Department of Budget & Finance, Hawaii Electric Co
              Ser 1995 A (AMT) (MBIA) ................................................   6.60       01/01/25      1,621,215
  5,000     Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .................   7.00       06/01/31      5,121,400
  8,500     Massachusetts Industrial Finance Agency, Eastern Edison Co
              Refg Ser 1993 ..........................................................   5.875      08/01/08      8,743,610
  2,540     Lapeer Economic Development Corporation, Michigan, Dott
              Manufacturing Co Ser 1989 A (AMT) ......................................  10.65       11/15/17      1,593,850
 10,000     Michigan, Strategic Fund, Detroit Edison Co Ser 1999 B (AMT) .............   5.65       09/01/29      9,693,300
    500     Monroe County, Michigan, Detroit Edison Co Collateralized
              Ser 1-1992 (AMT) (MBIA) ................................................   6.875      09/01/22        524,265
    300     Bass Brook, Minnesota, Minnesota Power & Light Co Refg Ser 1992 ..........   6.00       07/01/22        303,528
 10,000     Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) ............   6.70       06/01/22     10,353,400
  6,000     Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (Ambac) ..........   6.30       12/01/14      6,225,480
            New Jersey Economic Development Authority,
  6,000       Continental Airlines Inc, Ser 1999 (AMT) ...............................   6.625      09/15/12      5,229,780
  4,000       Continental Airlines Inc, Ser 1999 (AMT) ...............................   6.25       09/15/19      3,192,320
 15,000     Dallas-Fort Worth International Airport Facility Improvement
              Corporation, Texas, American Airlines Inc Ser 1995 .....................   6.00       11/01/14     12,617,400

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                           COUPON              MATURITY
THOUSANDS                                                                            RATE                DATE            VALUE
-------------                                                                     ------------------- -----------   ---------------
$10,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser 2001B (AMT)...    5.75%               05/01/30    $ 9,903,000
 10,000    Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A .......    6.90                02/01/13     10,845,200
-------                                                                                                              -----------
 89,340                                                                                                               85,967,748
-------                                                                                                              -----------
           Mortgage Revenue - Multi-Family (1.5%)
  1,320    Massachussetts Housing Finance Agency, Rental 1994 Ser A
             (AMT) (Ambac) ......................................................    6.60                07/01/14      1,375,651
  6,180    Michigan Housing Development Authority, Rental 1992 Ser A
             (Bifurcated FSA) ...................................................    6.50                04/01/23      6,383,075
    200    Minnesota Housing Finance Agency, Ser 1992 A .........................    6.95                08/01/17        204,504
  5,000    New Jersey Housing Agency, 1995 Ser A (Ambac) ........................    6.00                11/01/14      5,200,300
           New York City Housing Development Corporation, New York,
  4,054      Ruppert Project - FHA Ins Sec 223F .................................    6.50                11/15/18      4,259,541
  3,904      Stevenson Commons Project - FHA Ins Sec 223F .......................    6.50                05/15/18      4,101,973
-------                                                                                                              -----------
 20,658                                                                                                               21,525,044
-------                                                                                                              -----------
           Mortgage Revenue - Single Family (6.6%)
           Alaska Housing Finance Corporation,
  2,675      Governmental 1995 Ser A (MBIA) .....................................    5.875               12/01/24      2,702,098
 15,000      1997 Ser A (MBIA) ..................................................    6.00                06/01/27     15,561,749
  2,440    California Housing Finance Agency, Home 1983 Ser B ...................    0.00                08/01/15        654,164
           Colorado Housing & Finance Authority,
  1,330      1997 Ser B-2 (AMT) .................................................    7.00                05/01/26      1,390,409
  1,695      1998 Ser A-2 (AMT) .................................................    6.60                05/01/28      1,869,805
  1,640      1997 Ser C-2 (AMT) .................................................    6.875               11/01/28      1,741,844
  3,320    Connecticut Housing Finance Authority, 2000 Subser B-2 (AMT) .........    5.85                05/15/31      3,363,990
  6,980    Hawaii Housing Finance & Development Corporation, Purchase
             1997 Ser A (AMT) ...................................................    5.75                07/01/30      7,034,933
    310    Idaho Housing Agency, Ser 1988 D-2 (AMT) .............................    8.25                01/01/20        324,725
           Chicago, Illinois,
  1,260      Ser 1997 B GNMA (AMT) ..............................................    6.95                09/01/28      1,345,138
  1,400      GNMA-Backed Ser 1997 A (AMT) .......................................    7.25                09/01/28      1,496,614
  4,650    Illinois Housing Development Authority, Residential 1991 Ser C (AMT)..   11.722+/+            02/01/18      4,841,813
    255    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT) (MBIA) ..........    8.00                11/01/20        255,910
    592    Saint Tammany Public Trust Finance Authority, Louisiana,
             Refg Ser 1990 B ....................................................    7.25                07/25/11        627,089
    180    Massachusetts Housing Finance Agency, Housing Ser 21 (AMT) ...........    7.125               06/01/25        183,328
    170    Minnesota Housing Finance Agency, Ser 1992 H (AMT) ...................    6.50                01/01/26        174,219



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                           COUPON              MATURITY
THOUSANDS                                                                            RATE                DATE            VALUE
-------------                                                                     -------------       -----------    --------------
          Missouri Housing Development Commission, Homeownership
$2,145      1996 Ser C (AMT) ...................................................    7.45 %             09/01/27      $  2,347,316
 1,330      1997 Ser A-2 (AMT) .................................................    7.30               03/01/28         1,486,701
 3,405      1997 Ser C-1 .......................................................    6.55               09/01/28         3,759,563
   450      1998 Ser B-2 (AMT) .................................................    6.40               03/01/29           488,115
 1,895      Ser 2000 B-1 (AMT) .................................................    7.45               09/01/31         2,160,887
          New Hampshire Housing Finance Authority,
 4,790      Mortgage Acquisition 2000 Ser B (AMT) ..............................    6.70               07/01/29         5,195,809
   630      Residential GNMA-Backed Ser 1989 B (AMT) ...........................    7.70               07/01/29           630,750
 1,345    North Dakota Housing Finance Agency, 1990 Ser B (AMT) ................    7.75               07/01/24         1,360,051
14,265    Ohio Housing Finance Agency, Residential 1996 Ser B-2 (AMT) ..........    6.10               09/01/28        14,639,314
 3,935    Oregon Housing & Community Service Department, Ser 2000 F (AMT).......    6.25               07/01/28         4,080,162
          Tennessee Housing Department Agency, Mortgage Finance
 3,785      1993 Ser A .........................................................    5.90               07/01/18         3,864,901
   910      1994 Ser B (AMT) ...................................................    6.55               07/01/19           929,483
 9,380      1993 Ser A .........................................................    5.95               07/01/28         9,543,775
   150    Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E (AMT).....    6.50               07/01/26           152,348
   900    Wisconsin Housing & Economic Development Authority, Home
------      Ownership 1991 Ser (AMT) ..........................................    12.176+/+           10/25/22           930,375
93,212                                                                                                             --------------
------                                                                                                                 95,137,378
          Nursing & Health Related Facilities Revenue (0.6%)                                                       --------------
   910    Marion, Iowa, AHF/Kentucky - Iowa Inc Ser 1990 .......................   10.25               01/01/20           679,806
 1,810    Lexington - Fayette Urban County Government, Kentucky,
            AHF/Kentucky - Iowa Inc Ser 1990 ...................................   10.25               01/01/20         1,352,142
   500    Minneapolis & Saint Paul Housing & Redevelopment Authority,
            Minnesota, Group Health Plan Inc Ser 1992 ..........................    6.75               12/01/13           509,810
 2,000    New York State Dormitory Authority, Mental Health Ser 1999 C (MBIA)...    4.75               08/15/22         1,837,040
 2,861    Chester County Industrial Development Authority, Pennsylvania,
            RHA/PA Nursing Homes Inc Ser 1989 (a) ..............................   10.125              05/01/19         1,423,891
          Kirbyville Health Facilities Development Authority, Texas,
   623      Heartway III Corp Ser 1998 B (a) ...................................    6.00               03/20/04            31,150
 3,660      Heartway III Corp Ser 1998 A .......................................   10.00               03/20/18         3,066,481
------                                                                                                             --------------
12,364                                                                                                                  8,900,320
------                                                                                                             --------------
          Public Facilities Revenue (2.5%)
 9,000    Arizona School Facilities Board, School Improvement Ser 2001 .........    5.50               07/01/18         9,343,890
 2,000    North City West School Facilities Authority, California, Community
            District #1 Special Tax Ser 1995 B (FSA) ...........................    6.00               09/01/19         2,173,260



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                               COUPON       MATURITY
THOUSANDS                                                                                RATE          DATE            VALUE
---------                                                                         ------------  -----------    ------------
$ 5,000    Denver, Colorado, Civic Center Ser 2000 B COPs (Ambac) ..............    5.50 %        12/01/25       $ 5,103,550
  3,495    Illinois, Civic Center Dedicated Tax Ser 1991 (Ambac) ...............    6.25          12/15/20         3,919,398
  4,000    Michigan, 525 Redevco Inc COPs (Ambac) ..............................    5.50          06/01/27         4,042,200
           Ohio Building Authority,
  5,000      1985 Ser C ........................................................    9.75          10/01/05         5,971,200
  5,000      Administrative Building 2001 Ser A (FSA) ..........................    5.50          10/01/18         5,171,150
-------                                                                                                          -----------
 33,495                                                                                                           35,724,648
-------                                                                                                          -----------
           Recreational Facilities Revenue (1.5%)
  3,500    Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) .............    5.00          11/01/08         3,525,445
           Metropolitan Football Stadium District, Colorado,
  4,000      Sales Tax Ser 1999 A (MBIA) .......................................    0.00          01/01/10         2,734,760
  2,000      Sales Tax Ser 1999 A (MBIA) .......................................    0.00          01/01/12         1,216,980
  9,000    Mashantucket Western Pequot Tribe, Connecticut, Special 1997 Ser B...    5.75          09/01/27         8,419,860
  5,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ...................    5.25          12/01/32         4,955,200
-------                                                                                                          -----------
 23,500                                                                                                           20,852,245
-------                                                                                                          -----------
           Resource Recovery Revenue (1.3%)
 18,000    Northeast Maryland Waste Disposal Authority, Montgomery County
-------      Ser 1993 A (AMT) ..................................................    6.30          07/01/16        18,613,980
                                                                                                                 -----------
           Retirement & Life Care Facilities Revenue (0.4%)
           Riverside County Public Financing Authority, California,
  2,000      Air Force Village West Inc COPs ...................................    5.75          05/15/19         1,969,640
  3,900      Air Force Village West Inc COPs ...................................    5.80          05/15/29         3,749,928
-------                                                                                                          -----------
  5,900                                                                                                            5,719,568
-------                                                                                                          -----------
           Tax Allocation Revenue (0.4%)
  5,000    Rosemead Redevelopment Agency, California, Project # 1 Ser 1993 A....    5.60          10/01/33         4,948,250
    300    Hodgkins, Illinois, Ser 1991 ........................................    9.50          12/01/09           317,061
-------                                                                                                          -----------
  5,300                                                                                                            5,265,311
-------                                                                                                          -----------
           Transportation Facilities Revenue (16.4%)
  5,000    San Francisco, Bay Area Rapid Transit District, California, Sales Tax
             Ser 1998 (Ambac) ..................................................    4.75          07/01/23         4,748,050
  8,000    San Joaquin Hills Transportation Corridor Agency, California, Toll
             Road Refg Ser 1997 A (MBIA) .......................................    0.00          01/15/26         2,047,680
  3,000    Colorado Department of Transportation, Ser 2000 (Ambac) .............    6.00          06/15/15         3,283,980
           E-470 Public Highway Authority, Colorado,
 15,000      Ser 1997 B (MBIA) .................................................    0.00          09/01/14         7,828,800
  5,000      Ser 1997 B (MBIA) .................................................    0.00          09/01/16         2,288,600


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                             COUPON      MATURITY
THOUSANDS                                                                              RATE         DATE            VALUE
-------------                                                                       ------------ -----------     ------------
$10,000    Metropolitan Washington Airport Authority, District of Columbia &
             Virginia, Ser 2001A (AMT) (MBIA)++ .................................   5.50 %       10/01/27       $10,017,600
  8,500    Jacksonville, Florida, Transportation Ser 2001 (MBIA) ................   5.00         10/01/26         8,206,835
           Mid-Bay Bridge Authority, Florida,
  8,965      Sr Lien Crossover Refg Ser 1993 A (Ambac) ..........................   5.85         10/01/13         9,601,246
  3,000      Ser 1997 A (Ambac) .................................................   0.00         10/01/21           977,340
  5,000    Atlanta, Georgia, Airport Ser 2000 (FGIC) ............................   5.875        01/01/17         5,295,500
  3,460    Hawaii, Airport 2000 Ser B (AMT) (FGIC) ..............................   6.625        07/01/17         3,792,679
  6,000    Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) .....   5.75         06/01/21         6,476,760
  2,670    Southwestern Development Authority, Illinois, Tri-City Regional Port
             District Ser 1989 A (AMT) ..........................................   7.90         07/01/14         2,718,541
           Kentucky Turnpike Authority,
  9,000      Economic Development Road Refg Ser 1995 (Ambac) ....................   6.50         07/01/08        10,175,040
 30,000      Resource Recovery Road 1987 Ser A ..................................   5.00         07/01/08        30,015,899
  9,275    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ..........   5.55         01/01/17         9,550,931
    250    Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
             Sub Lien Ser 1991 B (AMT) (MBIA) ...................................   6.75         12/01/21           259,585
  4,140    Missouri Highway & Transportation Commission, Ser A 2001 .............   5.125        02/01/19         4,141,408
           St Louis, Missouri, Lambert-St-Louis International Airport,
  4,000      Ser 2000 ...........................................................   6.00         01/01/07         4,060,080
  3,000      Ser 2000 ...........................................................   6.00         01/01/08         3,030,420
  3,500      Ser 2000 ...........................................................   6.125        01/01/09         3,533,005
  5,000    Nevada Department of Business & Industry, Las Vegas Monorail,
             1st Tier Ser 2000 (Ambac) ..........................................   5.375        01/01/40         4,916,500
           New Jersey Highway Authority,
 10,000      Senior Parkway 2001 Ser (FGIC) .....................................   5.25         01/01/19        10,124,200
  7,000      Senior Parkway 1999 Ser ............................................   5.625        01/01/30         7,251,790
  6,595    Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (Ambac) .........   6.375        07/01/15         7,061,003
  7,500    Ohio Turnpike Commission, Ser 1998 B (FGIC) ..........................   4.50         02/15/24         6,671,475
  2,500    Allegheny County, Pennsylvania, Greater Pittsburgh Int'l Airport
             Ser 1997 A (AMT) (MBIA) ............................................   5.75         01/01/13         2,652,825
  5,000    Pennsylvania Turnpike Commission, Ser A 1998 (Ambac) .................   4.75         12/01/27         4,533,050
 10,000    Puerto Rico Highway & Transportation Authority, Refg Ser X ...........   5.50         07/01/15        10,572,300
 10,000    South Carolina Transportation Infrastructure Bank, Ser 1999 A
             (Ambac) ............................................................   5.50         10/01/16        10,385,900
 11,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) ............   6.125        11/15/25        11,508,420
  7,500    Dallas Area Rapid Transit, Texas, Senior Lien Ser 2001 (Ambac) .......   5.00         12/01/31         7,035,825
  4,000    Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC) .   5.625        11/01/15         4,149,440
  5,000    Houston, Texas, Airport Sub Lien Ser 2000 A (AMT) (FSA) ..............   5.875        07/01/17         5,159,850



                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                COUPON        MATURITY
THOUSANDS                                                                                 RATE           DATE           VALUE
------------                                                                           ------------   ----------- ----------------
$   4,000      Pocahontas Parkway Association, Virginia, Route 895 Connector
                 Ser 1998 A ........................................................   5.50 %         08/15/28    $   2,956,320
               Virginia Transportation Board,
    2,000        US Route 58 Corridor Ser 1993 B ...................................   5.625          05/15/13        2,074,200
    6,000        US Route 28 Ser 1992 ..............................................   6.50           04/01/18        6,181,260
---------                                                                                                         -------------
  249,855                                                                                                           235,284,337
---------                                                                                                         -------------
               Water & Sewer Revenue (11.3%)
   10,000      Jefferson County, Alabama, Sewer Ser 1997 (FGIC) ....................   5.75           02/01/22       10,323,500
    5,000      California Department of Water Resources, Central Valley Ser L ......   5.50           12/01/23        5,062,800
   10,000      Los Angeles, California, Wastewater Ser 1994-A (MBIA) ...............   5.875          06/01/24       10,386,600
    7,000      Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ...............   4.75           10/01/23        6,471,850
    1,900      Northern Palm Beach County Improvement District, Florida,
                 Water Control & Impr #9A Ser 1996 A ...............................   6.80           08/01/06        2,032,221
    5,000      Atlanta, Georgia, Water & Wastewater Ser 2001 A (MBIA) (WI) .........   5.00           11/01/33        4,733,450
    6,000      Augusta, Georgia, Water & Sewer Ser 2000 (FSA) ......................   5.25           10/01/26        5,993,700
   10,000      Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ............   4.75           01/01/28        9,136,500
    8,000      Indiana Bond Bank, Revolving Fund Ser 2001A .........................   5.375          02/01/19        8,131,280
    2,700      Kansas Development Finance Authority, Public Water Supply
                 Ser 2000-2 (Ambac) ................................................   5.75           04/01/17        2,843,829
   10,000      Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
               Ser 1998 A (FGIC) ...................................................   4.75           05/15/28        9,068,800
    6,640      Boston Water & Commission, Massachusetts Ser 1998 Ser D (FGIC) ......   4.75           11/01/22        6,136,489
    5,000      Massachusetts Water Resources Authority, Refg 1992 Ser B ............   5.50           11/01/15        5,205,600
               Detroit, Michigan,
    3,320        Sewage Refg Ser 1993 A (FGIC) .....................................   5.70           07/01/13        3,484,871
   10,000        Water Supply Sr Lien, Ser 2001-A (FGIC) ...........................   5.25           07/01/33        9,759,300
    5,000      Truckee Meadows Water Authority, Nevada, Ser 2001A (FSA) ............   5.125          07/01/30        4,794,150
               Charlotte, North Carolina Water & Sewer
    4,000        Ser 2000 ..........................................................   5.75           06/01/19        4,210,640
    4,000        Ser 2000 ..........................................................   5.75           06/01/20        4,206,360
    8,000        Ser 2000 ..........................................................   5.25           06/01/25        8,014,960
    5,000      Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ............   5.00           01/01/23        4,835,900
      800      Montgomery County, Ohio, Water Ser 1992 (FGIC) ......................   6.25           11/15/17          839,784
    5,000      Charleston, South Carolina, Refg Cap Impr Ser 1998 (FGIC) ...........   4.50           01/01/24        4,418,850
    5,000      Spartanburg, South Carolina, Jr Lien Water Ser 1998 (FGIC) ..........   5.25           06/01/28        4,959,500
   11,000      Metropolitan Government of Nashville & Davidson County, Tennessee,
                 Refg Ser 1998 A (FGIC) ............................................   4.75           01/01/22       10,246,610
    5,000      Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) .............   5.75           05/15/17        5,250,800

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                              COUPON       MATURITY
THOUSANDS                                                                               RATE          DATE             VALUE
------------                                                                         ------------ ------------- -----------------
$   5,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC) ......       5.25 %      12/01/30     $   4,876,350
    2,000    Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ....       4.75        01/01/21         1,892,180
    5,000    King County, Washington, Sewer Refg 2001 (FGIC) ...................       5.00        01/01/31         4,694,700
---------                                                                                                       -------------
  165,360                                                                                                         162,011,574
---------                                                                                                       -------------
             Other Revenue (1.0%)
    3,000    New York City Transitional Finance Authority, New York, 2000 Ser A        5.75        08/15/24         3,116,100
             New York Local Government Assistance Corporation,
    5,000      Ser 1993 C ......................................................       5.50        04/01/17         5,297,100
    6,000      Ser 1995 A ......................................................       6.00        04/01/24         6,239,820
---------                                                                                                       -------------
   14,000                                                                                                          14,653,020
---------                                                                                                       -------------
             Refunded (11.6%)
    9,000    Los Angeles Convention & Exhibition Center Authority, California,
               Ser 1985 COPs ...................................................       9.00        12/01/05+       10,995,300
    3,485    Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA) ..........................................................       5.75        01/01/04+        3,775,963
   20,100    San Francisco Redevelopment Agency, California, George R Moscone
               Convention Center Ser 1988 ......................................       0.00 #      07/01/04+       21,909,603
    5,000    Southern California Public Power Authority, Palo Verde Ser A
               (Ambac) (ETM) ...................................................       5.00        07/01/15         5,279,250
    2,500    Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ...............       6.875       10/01/22         3,013,850
    8,000    Hawaii, 1999 Ser CT (FSA) .........................................       5.875       09/01/09+        8,911,520
             Massachusetts,
    5,000      2000 Ser A ......................................................       6.00        02/01/10+        5,613,000
   10,000      2000 Ser B ......................................................       6.00        06/01/10+       11,188,000
   20,000      2000 Ser C ......................................................       5.75        10/01/10+       22,076,400
    2,500    Massachusetts Health & Educational Facilities Authority, Malden
               Hospital - FHA Ins Mtge Ser A (ETM) .............................       5.00        08/01/16         2,526,775
   10,000    Massachusetts Water Resources Authority, 1996 Ser A (FGIC) ........       5.50        11/01/06+       10,938,300
   13,450    New York State Dormitory Authority, Suffolk County Judicial
               Ser 1986 (ETM) ..................................................       7.375       07/01/16        16,175,777
    1,300    Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) .       5.75        12/01/05+        1,415,466
    9,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ..........       4.70        02/01/06         9,379,710
   25,000    Intermountain Power Agency, Utah, Refg 1985 Ser H GAINS ...........      10.00        07/01/03+       28,004,250
    5,000    Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) .............       5.00        06/01/15         5,074,000
---------                                                                                                       -------------
  149,335                                                                                                         166,277,164
---------                                                                                                       -------------
1,403,364    Total Tax-Exempt Municipal Bonds (Cost $1,306,549,912).............                                1,366,171,208
---------                                                                                                       -------------


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


PRINCIPAL
AMOUNT IN                                                                                     COUPON       MATURITY
THOUSANDS                                                                                      RATE          DATE             VALUE
-------------                                                                               ------------ -------------- -----------
              Short-Term Tax-Exempt Municipal Obligations (4.5%)
$    3,500    Idaho Health Facilities Authority, St Lukes Regional Medical Center
                Ser 2000 (FSA) (Demand 01/02/02) .....................................       1.85*%       07/01/30      $3,500,000
    17,800    Massachusetts Health & Educational Facilities Authority, Capital Asset
                Program Ser D (MBIA) (Demand 01/02/02) ...............................       1.90*        01/01/35      17,800,000
    15,000    Missouri Development Finance Board, The Nelson Gallery Foundation
                Ser 2001B (MBIA) (Demand 01/02/02) ...................................       1.90*        12/01/31      15,000,000
    13,500    Missouri Health & Educational Facilities Authority, Washington
                University Ser 1996 D (Demand 01/02/02) ..............................       1.90*        03/01/40      13,500,000
    14,125    Harris County Health Facilities Development Corporation, Texas,
----------      Methodist Hospital Ser 1994 (Demand 01/02/02) ........................       1.90*        12/01/25      14,125,000
                                                                                                                    --------------
    63,925    Total Short-Term Tax-Exempt Municipal Obligations (Cost $63,925,000)............................          63,925,000
----------                                                                                                          --------------
$1,467,289    Total Investments (Cost $1,370,474,912) (b)......................................             99.8%    1,430,096,208
==========
              Other Assets In Excess of Liabilities ...........................................              0.2         2,942,500
                                                                                                           -----    --------------
              Net Assets ......................................................................            100.0%   $1,433,038,708
                                                                                                           =====    ==============

------------

AMT        Alternative Minimum Tax.
COPs       Certificates of Participation.
ETM        Escrowed to maturity.
GAINS      Growth and Income Security.
PSF        Texas Permanent School Fund Guarantee Program.
WI         Security purchased on a "when-issued basis".
+          Prerefunded to call date shown.
++         Joint exemption in locations shown.
+/+ Current coupon rate for residual interest bonds. This rate resets periodically as the auction rate on the related short-term security fluctuates.
#          Currently a zero coupon security; will convert to 8.5% on July 1,
           2002.
*          Current coupon of variable rate demand obligation.
** A portion of this security has been segregated in connection with the purchase of "when-issued" securities.
(a)        Non-income producing security; bond in default.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $73,996,503, and the aggregate gross unrealized depreciation is $14,375,207, resulting in net unrealized appreciation of $59,621,296.
Bond Insurance:
Ambac      Ambac Assurance Corporation.
Connie Lee Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
           Assurance Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments [ ] December 31, 2001 continued


                        Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets

Alabama ............. 1.0%  Idaho ......... 0.3%  Minnesota ....... 0.9%  Pennsylvania .....  1.7%
Alaska .............. 4.5   Illinois ...... 3.1   Missouri ........ 5.0   Puerto Rico ......  1.7
Arizona ............. 2.5   Indiana ....... 1.1   Nevada .......... 2.8   South Carolina ...  3.6
California .......... 6.4   Iowa .......... 0.1   New Hampshire ... 0.5   Tennessee ........  2.4
Colorado ............ 3.2   Kansas ........ 0.6   New Jersey ...... 3.2   Texas ............  7.9
Connecticut ......... 1.0   Kentucky ...... 3.4   New Mexico ...... 0.5   Utah .............  3.6
Delaware ............ 0.3   Louisiana ..... 0.1   New York ........ 5.9   Virginia .........  1.6
District of Columbia. 0.7   Maine ......... 0.3   North Carolina .. 3.9   Washington .......  2.6
Florida ............. 2.8   Maryland ...... 1.4   North Dakota .... 0.2   Wisconsin ........  0.8
Georgia ............. 2.5   Massachusetts . 7.3   Ohio ............ 4.5   Joint Exemption* . (0.7)
Hawaii .............. 1.8   Michigan ...... 2.5   Oregon .......... 0.3                      ----
                                                                          Total ............ 99.8%
                                                                                             ====

------------
* Joint exemption has been included in each geographic location.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements

Statement of Assets and Liabilities                                    Statement of Operations
December 31, 2001                                                      For the year ended December 31, 2001


Assets:                                                                Net Investment Income:
Investments in securities, at value                                    Interest Income ..........................  $82,026,402
   (cost $1,370,474,912).......................... $1,430,096,208                                                  -----------
Cash .............................................        147,328      Expenses
Receivable for:                                                        Investment management fee ................    6,046,569
     Interest ....................................     23,549,150      Distribution fee (Class A shares) ........       45,789
     Investments sold ............................      8,272,346      Distribution fee (Class B shares) ........    1,104,260
     Shares of beneficial interest sold ..........        841,809      Distribution fee (Class C shares) ........      100,073
Prepaid expenses and other assets ................         44,989      Transfer agent fees and expenses .........      636,699
                                                   --------------      Shareholder reports and notices ..........      110,954
   Total Assets ..................................  1,462,951,830      Registration fees ........................       88,311
                                                   --------------      Professional fees ........................       67,959
Liabilities:                                                           Custodian fees ...........................       62,225
Payable for:                                                           Trustees' fees and expenses ..............       25,946
     Investments purchased .......................     20,071,022      Other ....................................       51,513
     Dividends and distributions to shareholders..      8,307,088                                                  -----------
     Shares of beneficial interest repurchased ...        676,126         Total Expenses ........................    8,340,298
     Investment management fee ...................        509,132      Less: expense offset .....................      (62,081)
     Distribution fee ............................        117,031                                                  -----------
Accrued expenses and other payables ..............        232,723           Net Expenses ........................    8,278,217
                                                   --------------                                                  -----------
   Total Liabilities .............................     29,913,122           Net Investment Income ...............   73,748,185
                                                   --------------                                                  -----------
   Net Assets .................................... $1,433,038,708      Net Realized and Unrealized Gain (Loss):
                                                   ==============      Net realized gain ........................   14,729,433
Composition of Net Assets:                                             Net change in unrealized appreciation ....  (30,548,675)
Paid-in-capital .................................. $1,371,429,723                                                  -----------
Net unrealized appreciation ......................     59,621,296         Net Loss ..............................  (15,819,242)
Dividends in excess of net investment income .....       (502,585)                                                 -----------
Accumulated undistributed net realized gain ......      2,490,274      Net Increase .............................  $57,928,943
                                                   --------------                                                  ===========
   Net Assets .................................... $1,433,038,708
                                                   ==============
Class A Shares:
Net Assets ....................................... $   26,983,929
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................      2,345,738
   Net Asset Value Per Share ..................... $        11.50
                                                   ==============
     Maximum Offering Price Per Share,
     (net asset value plus 4.44% of net asset
       value) .................................... $        12.01
                                                   ==============
Class B Shares:
Net Assets ....................................... $  200,293,285
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................     17,333,780
   Net Asset Value Per Share ..................... $        11.56
                                                   ==============
Class C Shares:
Net Assets ....................................... $   16,269,564
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................      1,410,887
   Net Asset Value Per Share ..................... $        11.53
                                                   ==============
Class D Shares:
Net Assets ....................................... $1,189,491,930
Shares Outstanding (unlimited authorized, $.01
  par value) .....................................    103,420,736
   Net Asset Value Per Share ..................... $        11.50
                                                   ==============

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements continued

Statement of Changes in Net Assets


                                                                                   FOR THE YEAR       FOR THE YEAR
                                                                                      ENDED               ENDED
                                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               ------------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ........................................................   $   73,748,185      $   52,726,675
Net realized gain ............................................................       14,729,433           3,971,131
Net change in unrealized appreciation ........................................      (30,548,675)         51,496,436
                                                                                 --------------      --------------
  Net Increase ...............................................................       57,928,943         108,194,242
                                                                                 --------------      --------------
Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares .............................................................       (1,254,363)           (902,256)
  Class B shares .............................................................       (8,231,300)         (6,664,086)
  Class C shares .............................................................         (623,141)           (462,996)
  Class D shares .............................................................      (62,820,874)        (44,407,557)
Net realized gain*
  Class A shares .............................................................         (226,211)                  -
  Class B shares .............................................................       (1,675,552)                  -
  Class C shares .............................................................         (134,866)                  -
  Class D shares .............................................................       (9,992,484)                  -
                                                                                 --------------      --------------
  Total Dividends and Distributions ..........................................      (84,958,791)        (52,436,895)
                                                                                 --------------      --------------
Net increase (decrease) from transactions in shares of beneficial interest ...      416,883,986         (32,798,064)
                                                                                 --------------      --------------
  Net Increase ...............................................................      389,854,138          22,959,283
Net Assets:
Beginning of period ..........................................................    1,043,184,570       1,020,225,287
                                                                                 --------------      --------------
End of Period
(Including dividends in excess of net investment income of $502,585 and
accumulated undistributed net investment income of $308,770, respectively)....   $1,433,038,708      $1,043,184,570
                                                                                 ==============      ==============
------------
* Includes Short-Term Gains of:
  Class A shares .............................................................   $       12,568                   -
  Class B shares .............................................................           93,088                   -
  Class C shares .............................................................            7,493                   -
  Class D shares .............................................................          555,149                   -
                                                                                 --------------      --------------
   Total Short-Term Gains ....................................................   $      668,298                   -
                                                                                 ==============      ==============


                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Tax-Exempt Securities Trust is registered under the Investment Company Act of 1940, as amended the ("Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

C. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts approximately totaled $6,778,000 at December 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $127,000, $291,000, and $27,000, respectively and received approximately $208,000, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 aggregated $237,073,644 and $357,957,763, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $17,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $14,385. At December 31, 2001, the Fund had an accrued pension liability of $121,608 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                                                      FOR THE YEAR                      FOR THE YEAR
                                                                          ENDED                            ENDED
                                                                    DECEMBER 31, 2001                DECEMBER 31, 2000
                                                            --------------------------------- --------------------------------
                                                                 SHARES           AMOUNT            SHARES          AMOUNT
                                                            --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ......................................................     9,079,007    $  106,404,463        3,090,287    $   34,723,944
Reinvestment of dividends and distributions ...............        72,684           849,252           36,669           413,876
Redeemed ..................................................    (8,658,058)     (101,626,375)      (2,827,223)      (31,652,974)
                                                               ----------    --------------       ----------    --------------
Net increase - Class A ....................................       493,633         5,627,340          299,733         3,484,846
                                                               ----------    --------------       ----------    --------------
CLASS B SHARES
Sold ......................................................    12,357,534       146,088,789        8,257,414        93,280,823
Reinvestment of dividends and distributions ...............       425,915         4,995,569          282,656         3,199,923
Redeemed ..................................................    (8,799,577)     (104,075,933)      (7,754,811)      (87,329,632)
                                                               ----------    --------------       ----------    --------------
Net increase - Class B ....................................     3,983,872        47,008,425          785,259         9,151,114
                                                               ----------    --------------       ----------    --------------
CLASS C SHARES
Sold ......................................................     3,003,253        35,407,606          448,828         5,130,298
Reinvestment of dividends and distributions ...............        46,554           544,567           29,565           334,043
Redeemed ..................................................    (2,625,832)      (30,951,538)        (394,439)       (4,461,219)
                                                               ----------    --------------       ----------    --------------
Net increase - Class C ....................................       423,975         5,000,635           83,954         1,003,122
                                                               ----------    --------------       ----------    --------------
CLASS D SHARES
Sold ......................................................     1,685,751        19,857,745          925,126        10,460,935
Reinvestment of dividends and distributions ...............     3,040,733        35,527,928        2,119,706        23,877,414
Shares issued in connection with the acquisition of
 Morgan Stanley Dean Witter Multi-State Municipal
 Series Trust (See Note 9) ................................             -                 -        3,385,107        38,275,570
Shares issued in connection with the acquisition of the
 Morgan Stanley Dean Witter Municipal Income Trusts
 (See Note 10) ............................................    48,557,606       571,263,372                -                 -
Redeemed ..................................................   (22,748,737)     (267,401,459)     (10,612,830)     (119,051,065)
                                                              -----------    --------------      -----------    --------------
Net increase (decrease) - Class D .........................    30,535,353       359,247,586       (4,182,891)      (46,437,146)
                                                              -----------    --------------      -----------    --------------
Net increase (decrease) in Fund ...........................    35,436,833    $  416,883,986       (3,013,945)   $  (32,798,064)
                                                              ===========    ==============      ===========    ==============

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

6. Federal Income Tax Status

At December 31, 2001, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $1,100,278.


7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At December 31, 2001, the Fund held positions in residual interest bonds having a total value of $32,934,563, which represents 2.3% of the Fund's net assets.


9. Fund Acquisitions - Morgan Stanley Dean Witter Multi-State Municipal Series Trust

On July 24, 2000, the Fund acquired all the net assets of Morgan Stanley
Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts Series"), Michigan Series ("Michigan Series"), Minnesota Series ("Minnesota Series") and Ohio Series ("Ohio Series") based on the respective valuations as of the close of business on July 21, 2000, pursuant to four reorganization plans approved by the shareholders of Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series on June 22, 2000. The acquisition was accomplished by a tax-free exchange of 792,540 Class D shares of the Fund at a net asset value of $11.31 per share for 852,866 shares of Massachusetts Series; 1,059,251 Class D shares of the Fund at a net asset value of $11.31 per share for 1,182,639 shares of Michigan Series; 453,481 Class D shares of the Fund at a net asset value of $11.31 per share for 513,915 shares of Minnesota Series and 1,079,835 Class D shares of the Fund at a net asset value of $11.31 per share for 1,175,451 shares of Ohio Series. The net assets of the Fund and Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series immediately before the acquisition were $982,320,805, $8,961,789, $11,975,503, $5,126,864 and $12,211,414, respectively, including unrealized appreciation of $282,180, $102,725, $26,335 and $39,899 for Massachusetts Series, Michigan Series, Minnesota Series and Ohio Series, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,020,596,375.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements [ ] December 31, 2001 continued

10. Fund Acquisitions - Morgan Stanley Dean Witter Municipal Income Trusts

On February 5, 2001, the Fund acquired all the net assets of Morgan Stanley Dean Witter Municipal Income Trust ("Municipal Income Trust "), Morgan Stanley Dean Witter Municipal Income Trust II ("Municipal Income Trust II") and Morgan Stanley Dean Witter Municipal Income Trust III ("Municipal Income Trust III") based on the respective valuations as of the close of business on February 2, 2001, pursuant to three reorganization plans approved by the shareholders of Municipal Income Trust, Municipal Income Trust II, and the Municipal Income Trust III on January 23, 2001. The acquisition was accomplished by a tax-free exchange of 23,262,313 Class D shares of the Fund at a net asset value of $11.76 per share for 27,577,097 shares of Municipal Income Trust; 20,497,846 Class D shares of the Fund at a net asset value of $11.76 per share for 24,299,866 shares of Municipal Income Trust II and 4,797,447 Class D shares of the Fund at a net asset value of $11.76 per share for 5,798,353 shares of Municipal Income Trust III. The net assets of the Fund and Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III immediately before the acquisition were $1,046,560,521, $273,701,646, $241,157,858, and $56,403,868,
respectively, including unrealized appreciation of $11,327,506, $8,114,170 and $2,046,341 for Municipal Income Trust, Municipal Income Trust II and the Municipal Income Trust III, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,617,823,893.


11. Change in Accounting Policy

Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $463,641 decrease in the cost of securities and a corresponding $463,641 decrease to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $997,177; increase unrealized appreciation by $103,101 and decrease net realized gains by $1,100,278. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------
                                                                2001                  2000
                                                           -------------        ------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ..................     $11.71              $11.08
                                                             -----               -----
Income (loss) from investment operations:
 Net investment income ................................       0.59(6)             0.58
 Net realized and unrealized gain (loss) ..............      (0.12)(6)            0.63
                                                             -----               -----
Total income (loss) from investment operations ........       0.47                1.21
                                                             -----               -----
Less dividends and distributions from:
 Net investment income ................................      (0.58)              (0.58)
 Net realized gain ....................................      (0.10)                  -
                                                            ------               -----
Total dividends and distributions .....................      (0.68)              (0.58)
                                                            ------               -----
Net asset value, end of period ........................     $11.50              $11.71
                                                            ======               ======
Total Return+ ........................................       4.05%               11.21%
Ratios to Average Net Assets:
Expenses ..............................................       0.66%(4)(5)         0.72%(5)
Net investment income .................................       4.97%(5)(6)         5.14%(5)
Supplemental Data:

Net assets, end of period, in thousands ...............    $26,984             $21,685
Portfolio turnover rate ...............................         17%                 17%





                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,         JULY 28, 1997*
                                                        ---------------------------------------         THROUGH
                                                              1999                1998             DECEMBER 31, 1997
                                                        ---------------- ---------------------- ----------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period .................. $  12.02             $     12.09            $     12.00
                                                        --------             -----------            -----------
Income (loss) from investment operations:
 Net investment income ................................     0.58                    0.59                   0.25
 Net realized and unrealized gain (loss) ..............    (0.91)                   0.10                   0.14
                                                        --------             -----------            -----------
Total income (loss) from investment operations ........    (0.33)                   0.69                   0.39
                                                        --------             -----------            -----------
Less dividends and distributions from:
 Net investment income ................................    (0.58)                  (0.59)                 (0.25)
 Net realized gain ....................................    (0.03)                  (0.17)                 (0.05)
                                                        --------             -----------            -----------
Total dividends and distributions .....................    (0.61)                  (0.76)                 (0.30)
                                                        --------             -----------            -----------
Net asset value, end of period ........................ $  11.08             $     12.02            $     12.09
                                                        ========             ===========            ===========

Total Return+ ........................................     (2.82)%                  5.86%                  3.31%(1)
Ratios to Average Net Assets:
Expenses ..............................................     0.64%(4)(5)             0.74%(4)(5)            0.76%(2)(3)
Net investment income .................................     4.98%(5)                4.88%(5)               4.96%(2)
Supplemental Data:

Net assets, end of period, in thousands ...............  $17,198              $   15,041                 $3,857
Portfolio turnover rate ...............................       13%                     15%                    16%



------------
*   The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.
(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.


                      See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------
                                                                  2001                2000
                                                         ---------------------- ----------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $     11.76           $   11.13
                                                             -----------           ---------
Income (loss) from investment operations:
 Net investment income .................................            0.54 (6)            0.54
 Net realized and unrealized gain (loss) ...............           (0.11)(6)            0.63
                                                             -----------           ---------
Total income (loss) from investment operations .........            0.43                1.17
                                                             -----------           ---------
Less dividends and distributions from:
 Net investment income .................................           (0.53)              (0.54)
 Net realized gain .....................................           (0.10)                  -
                                                             -----------           ---------
Total dividends and distributions ......................           (0.63)              (0.54)
                                                             -----------           ---------
Net asset value, end of period .........................     $     11.56           $   11.76
                                                             ===========           =========
Total Return+ .........................................             3.68%              10.75%
Ratios to Avereage Net Assets:
Expenses. ..............................................            1.09%(4)(5)         1.11%(5)
Net investment income. .................................            4.54%(5)(6)         4.75%(5)
Supplemental Data:
Net assets, end of period, in thousands ................     $   200,293           $ 156,972
Portfolio turnover rate ................................              17%                 17%


                                                                                                       FOR THE PERIOD
                                                             FOR THE YEAR ENDED DECEMBER 31,           JULY 28, 1997*
                                                         ----------------------------------------         THROUGH
                                                                1999                1998              DECEMBER 31, 1997
                                                         ----------------- ---------------------- ----------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................  $ 12.07             $      12.14            $     12.00
                                                          --------             -----------            -----------
Income (loss) from investment operations:
 Net investment income .................................     0.53                     0.55                   0.23
 Net realized and unrealized gain (loss) ...............    (0.91)                    0.10                   0.19
                                                          --------             -----------            -----------
Total income (loss) from investment operations .........    (0.38)                    0.65                   0.42
                                                          --------             -----------            -----------
Less dividends and distributions from:
 Net investment income .................................    (0.53)                   (0.55)                 (0.23)
 Net realized gain .....................................    (0.03)                   (0.17)                 (0.05)
                                                          --------             -----------            -----------
Total dividends and distributions ......................    (0.56)                   (0.72)                 (0.28)
                                                          --------             -----------            -----------
Net asset value, end of period .........................  $  11.13             $     12.07            $     12.14
                                                          ========             ===========            ===========
Total Return+ .........................................      (3.25)%                  5.47%                  3.57%(1)
Ratios to Avereage Net Assets:
Expenses. ..............................................      1.11%(4)(5)             1.10%(4)(5)            1.14%(2)(3)
Net investment income. .................................      4.51%(5)                4.52%(5)               4.87%(2)
Supplemental Data:

Net assets, end of period, in thousands ................  $139,786              $  132,303            $    95,573
Portfolio turnover rate ................................        13%                     15%                    16%


------------
*    The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.
(4)  Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                              2001                2000
                                                     ---------------------- ----------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $     11.73           $   11.10
                                                         -----------           ---------
Income (loss) from investment operations:
 Net investment income .............................            0.52 (6)            0.52
 Net realized and unrealized gain (loss) ...........           (0.10)(6)            0.63
                                                         -----------           ---------
Total income (loss) from investment operations .....            0.42                1.15
                                                         -----------           ---------
Less dividends and distributions from:
 Net investment income .............................           (0.52)              (0.52)
 Net realized gain .................................           (0.10)                  -
                                                         -----------           ---------
Total dividends and distributions ..................           (0.62)              (0.52)
                                                         -----------           ---------
Net asset value, end of period .....................     $     11.53           $   11.73
                                                         ===========           =========
Total Return+ .....................................             3.58%              10.66%
Ratios to Average Net Assets:
Expenses ...........................................            1.19%(4)(5)         1.21%(5)
Net investment income ..............................            4.44%(5)(6)         4.65%(5)
Supplemental Data:

Net assets, end of period, in thousands ............     $   16,270             $ 11,578
Portfolio turnover rate ............................             17%                  17%


                                                                                                       FOR THE PERIOD
                                                            FOR THE YEAR ENDED DECEMBER 31,            JULY 28, 1997*
                                                     ---------------------------------------------         THROUGH
                                                              1999                   1998             DECEMBER 31, 1997
                                                     ---------------------- ---------------------- ----------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...............     $     12.04            $     12.11            $     12.00
                                                         -----------            -----------            -----------
Income (loss) from investment operations:
 Net investment income .............................            0.51                   0.53                   0.23
 Net realized and unrealized gain (loss) ...........           (0.91)                  0.10                   0.16
                                                         -----------            -----------            -----------
Total income (loss) from investment operations .....           (0.40)                  0.63                   0.39
                                                         -----------            -----------            -----------
Less dividends and distributions from:
 Net investment income .............................           (0.51)                 (0.53)                 (0.23)
 Net realized gain .................................           (0.03)                 (0.17)                 (0.05)
                                                         -----------            -----------            -----------
Total dividends and distributions ..................           (0.54)                 (0.70)                 (0.28)
                                                         -----------            -----------            -----------
Net asset value, end of period .....................     $     11.10            $     12.04            $     12.11
                                                         ===========            ===========            ===========
Total Return+ .....................................            (3.37)%                 5.36%                  3.28%(1)
Ratios to Average Net Assets:
Expenses ...........................................            1.21%(4)(5)            1.20%(4)(5)            1.20%(2)(3)
Net investment income ..............................            4.41%(5)               4.34%(5)               4.41%(2)
Supplemental Data:
Net assets, end of period, in thousands ............      $   10,025             $    7,599            $     2,953
Portfolio turnover rate ............................              13%                    15%                    16%

------------
*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

(6) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

                                                    FOR THE YEAR ENDED DECEMBER 31,
                                               ------------------------------------------
                                                         2001                  2000
                                               ------------------------ -----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .........      $    11.70              $  11.07
                                                    ----------              ----------
Income (loss) from investment operations:
 Net investment income .......................            0.61 (3)              0.60
 Net realized and unrealized gain (loss) .....           (0.11)(3)              0.63
                                                    ----------              ----------
Total income (loss) from investment
operations ...................................            0.50                  1.23
                                                    ----------              ----------
Less dividends and distributions from:
 Net investment income .......................           (0.60)                (0.60)
 Net realized gain ...........................           (0.10)                    -
                                                    ----------              ----------
Total dividends and distributions ............           (0.70)                (0.60)
                                                    ----------              ----------
Net asset value, end of period ...............      $    11.50              $  11.70
                                                    ==========              ==========
Total Return+ ...............................            4.31%                11.44%
Ratios to Average Net Assets:
Expenses .....................................            0.49%(1)(2)           0.51%(2)
Net investment income ........................            5.14%(2)(3)           5.35%(2)
Supplemental Data:
Net assets, end of period, in thousands ......      $1,189,492              $852,950
Portfolio turnover rate ......................              17%                   17%

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                      1999                 1998                1997*
                                               ---------------- ------------------------ -----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period .........  $     12.01          $    12.08            $      11.77
                                                -----------          -----------           ------------
Income (loss) from investment operations:
 Net investment income .......................         0.59                0.62                    0.63
 Net realized and unrealized gain (loss) .....        (0.91)               0.10                    0.36
                                                -----------          -----------           ------------
Total income (loss) from investment
operations ...................................        (0.32)               0.72                    0.99
                                                -----------          -----------           ------------
Less dividends and distributions from:
 Net investment income .......................        (0.59)              (0.62)                  (0.63)
 Net realized gain ...........................        (0.03)              (0.17)                  (0.05)
                                                -----------          -----------           -------------
Total dividends and distributions ............        (0.62)              (0.79)                  (0.68)
                                                -----------          -----------           -------------
Net asset value, end of period ...............  $     11.07          $    12.01            $      12.08
                                                ===========          ===========           =============
Total Return+ ...............................         (2.71)%              6.11%                   8.73%
Ratios to Average Net Assets:
Expenses .....................................         0.51%(1)(2)         0.50%(1)(2)             0.49%
Net investment income ........................         5.11%(2)            5.12%(2)                5.34%
Supplemental Data:
Net assets, end of period, in thousands ......     $853,216          $1,023,246              $1,096,998
Portfolio turnover rate ......................           13%                 15%                     16%


------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

(3) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain or loss per share by $0.01 and increase the ratio of net investment income to average net assets by 0.07%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                        See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley Tax-Exempt Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Exempt Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter Tax-Exempt Securities Trust, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Exempt Securities Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 8, 2002

                       2001 Federal Tax Notice (unaudited)
      During the year ended December 31, 2001 the Fund paid to its shareholders $0.58 per share from tax-exempt income.

      For the year ended December 31, 2001 the Fund paid to shareholders $0.09 per share from long-term capital gains.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information

Independent Trustees:



                                                                  Term of
                                                                Office and
                                            Position(s)          Length of
       Name, Age and Address of             Held with             Time
         Independent Trustee                Registrant           Served*
-------------------------------------     -------------     ----------------
Michael Bozic (60)                        Trustee           Trustee since
c/o Mayer, Brown & Platt                                    April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                        Trustee           Trustee since
c/o Summit Ventures LLC                                     January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (67)                      Trustee           Trustee since
c/o Mayer, Brown & Platt                                    September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                               Number of
                                                                                             Portfolios in
                                                                                                 Fund
                                                                                                Complex
       Name, Age and Address of                                                                Overseen
         Independent Trustee                Principal Occupation(s) During Past 5 Years       by Trustee**
-------------------------------------    ------------------------------------------------   --------------
Michael Bozic (60)                       Retired; Director or Trustee of the Morgan         129
c/o Mayer, Brown & Platt                 Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees      formerly Vice Chairman of Kmart Corporation
1675 Broadway                            (December 1998-October 2000), Chairman and
New York, NY                             Chief Executive Officer of Levitz Furniture
                                         Corporation (November 1995-November 1998)
                                         and President and Chief Executive Officer
                                         of Hills Department Stores (May 1991-July
                                         1995); formerly variously Chairman, Chief
                                         Executive Officer, President and Chief
                                         Operating Officer (1987-1991) of the Sears
                                         Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)                       Director or Trustee of the Morgan Stanley          129
c/o Summit Ventures LLC                  Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                            United States Senator (R-Utah) (1974-1992)
201 S. Main Street                       and Chairman, Senate Banking Committee
Salt Lake City, UT                       (1980-1986); formerly Mayor of Salt Lake City,
                                         Utah (1971-1974); formerly Astronaut,
                                         Space Shuttle Discovery (April 12-19,
                                         1985); Vice Chairman, Huntsman Corporation
                                         (chemical company); member of the Utah
                                         Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (67)                     Retired; Director or Trustee of the Morgan         129
c/o Mayer, Brown & Platt                 Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees      formerly associated with the Allstate
1675 Broadway                            Companies (1966-1994), most recently as
New York, NY                             Chairman of The Allstate Corporation
                                         (March 1993-December 1994) and Chairman
                                         and Chief Executive Officer of its
                                         wholly-owned subsidiary, Allstate
                                         Insurance Company (July 1989-December
                                         1994).




       Name, Age and Address of
         Independent Trustee                    Other Directorships Held by Trustee
-------------------------------------    ------------------------------------------------
Michael Bozic (60)                       Director of Weirton Steel Corporation.
c/o Mayer, Brown & Platt
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                       Director of Franklin Covey (time management
c/o Summit Ventures LLC                  systems), BMW Bank of North America, Inc.
1 Utah Center                            (industrial loan corporation), United Space
201 S. Main Street                       Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                       and the Boeing Company) and Nuskin Asia
                                         Pacific (multilevel marketing); member of
                                         the board of various civic and charitable
                                         organizations.

Wayne E. Hedien (67)                     Director of The PMI Group Inc. (private
c/o Mayer, Brown & Platt                 mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees      Chairman of The Field Museum of Natural
1675 Broadway                            History; director of various other business and
New York, NY                             charitable organizations.


Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued


                                                               Term of
                                                              Office and
                                            Position(s)        Length of
        Name, Age and Address of             Held with           Time
          Independent Trustee                Registrant         Served*
---------------------------------------    -------------     ---------------
Dr. Manuel H. Johnson (52)                 Trustee           Trustee since
c/o Johnson Smick International, Inc.                        July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (65)                     Trustee           Trustee since
c/o Triumph Capital, L.P.                                    July 1991
237 Park Avenue
New York, NY

John L. Schroeder (71)                     Trustee           Trustee since
c/o Mayer, Brown & Platt                                     April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                                 Number of
                                                                                               Portfolios in
                                                                                                   Fund
                                                                                                  Complex
        Name, Age and Address of                                                                  Overseen
          Independent Trustee                 Principal Occupation(s) During Past 5 Years       by Trustee**
---------------------------------------    ------------------------------------------------    --------------
Dr. Manuel H. Johnson (52)                 Chairman of the Audit Committee and Director         129
c/o Johnson Smick International, Inc.      or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.              TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                           Smick International, Inc., a consulting firm;
                                           Co-Chairman and a founder of the Group
                                           of Seven Council (G7C), an international
                                           economic commission; formerly Vice
                                           Chairman of the Board of Governors of
                                           the Federal Reserve System and Assistant
                                           Secretary of the U.S. Treasury.

Michael E. Nugent (65)                     Chairman of the Insurance Committee and              207
c/o Triumph Capital, L.P.                  Director or Trustee of the Morgan Stanley
237 Park Avenue                            Funds and the TCW/DW Term Trusts; director/
New York, NY                               trustee of various investment companies
                                           managed by Morgan Stanley Investment
                                           Management Inc. and Morgan Stanley
                                           Investments LP (since July 2001); General
                                           Partner, Triumph Capital, L.P., a private
                                           investment partnership; formerly Vice
                                           President, Bankers Trust Company and BT
                                           Capital Corporation (1984-1988).

John L. Schroeder (71)                     Retired; Chairman of the Derivatives Committee       129
c/o Mayer, Brown & Platt                   and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees        Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                              Executive Vice President and Chief Investment
New York, NY                               Officer of the Home Insurance Company
                                           (August 1991-September 1995).



        Name, Age and Address of
          Independent Trustee                    Other Directorships Held by Trustee
---------------------------------------    ----------------------------------------------
Dr. Manuel H. Johnson (52)                 Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.      Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.              Accounting Foundation (oversight organization
Washington, D.C.                           of the Financial Accounting Standards Board).

Michael E. Nugent (65)                     Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY




John L. Schroeder (71)                     Director of Citizens Communications Company
c/o Mayer, Brown & Platt                   (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY


Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued

Interested Trustees:





                                                                   Term of
                                                                 Office and
                                         Position(s)              Length of
   Name, Age and Address of               Held with                 Time
      Interested Trustee                  Registrant               Served*
------------------------------     -----------------------     ---------------
Charles A. Fiumefreddo (68)        Chairman, Director or       Trustee since
c/o Morgan Stanley Trust           Trustee and Chief           July 1991
Harborside Financial Center,       Executive Officer
Plaza Two,
Jersey City, NJ

James F. Higgins (53)              Trustee                     Trustee since
c/o Morgan Stanley Trust                                       June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)             Trustee                     Trustee since
1585 Broadway                                                  April 1994
New York, NY



                                                                                            Number of
                                                                                          Portfolios in
                                                                                              Fund
                                                                                            Complex
   Name, Age and Address of                                                                 Overseen
      Interested Trustee              Principal Occupation(s) During Past 5 Years         by Trustee**
------------------------------     -------------------------------------------------      --------------
Charles A. Fiumefreddo (68)        Chairman, Director or Trustee and Chief                129
c/o Morgan Stanley Trust           Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,       and the TCW/DW Term Trusts; formerly
Plaza Two,                         Chairman, Chief Executive Officer and Director
Jersey City, NJ                    of the Investment Manager, the Distributor and
                                   Morgan Stanley Services, Executive Vice President
                                   and Director of Morgan Stanley DW, Chairman and
                                   Director of the Transfer Agent, and Director
                                   and/or officer of various Morgan Stanley
                                   subsidiaries (until June 1998).

James F. Higgins (53)              Senior Adviser of Morgan Stanley (since                129
c/o Morgan Stanley Trust           August 2000); Director of the Distributor and
Harborside Financial Center,       Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                         the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                    Term Trusts (since June 2000); previously
                                   President and Chief Operating Officer of the
                                   Private Client Group of Morgan Stanley (May
                                   1999-August 2000), President and Chief Operating
                                   Officer of Individual Securities of Morgan
                                   Stanley (February 1997-May 1999).

Philip J. Purcell (58)             Director or Trustee of the Morgan Stanley              129
1585 Broadway                      Funds and the TCW/DW Term Trusts; Chairman
New York, NY                       of the Board of Directors and Chief Executive
                                   Officer of Morgan Stanley and Morgan Stanley DW;
                                   Director of the Distributor; Chairman of the
                                   Board of Directors and Chief Executive Officer of
                                   Novus Credit Services Inc.; Director and/or
                                   officer of various Morgan Stanley subsidiaries.




   Name, Age and Address of
      Interested Trustee               Other Directorships Held by Trustee
------------------------------     -------------------------------------------
Charles A. Fiumefreddo (68)        None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (53)              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)             Director of American Airlines, Inc. and its
1585 Broadway                      parent company, AMR Corporation.
New York, NY


------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed end funds (including all of their portfolios) funds advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc.
      (including but not limited to, Morgan Stanley Investment Management
      Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information continued

Officers:





                                                               Term of
                                                             Office and
                                      Position(s)             Length of
   Name, Age and Address of            Held with                 Time
       Executive Officer               Registrant              Served*
------------------------------     -----------------      -----------------
Mitchell M. Merin (48)             President              President since
1221 Avenue of the Americas                               May 1999
New York, NY

Barry Fink (46)                    Vice President,        Vice President,
c/o Morgan Stanley Trust           Secretary and          Secretary
Harborside Financial Center,       General Counsel        and General
Plaza Two                                                 Counsel since
Jersey City, NJ                                           February 1997

Thomas F. Caloia (55)              Treasurer              Over 5 years
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ

James F. Willison (58)             Vice President         Since Inception
1221 Avenue of the Americas                               of the Fund
New York, New York

Joseph R. Arcieri (53)             Vice President         Since February
1221 Avenue of the Americas                               1997
New York, New York

Robert W. Wimmel (37)              Vice President         Since February
1 Parkview Plaza                                          2002
Oakbrook Terrace, Illinois



   Name, Age and Address of
       Executive Officer              Principal Occupation(s) During Past 5 Years
------------------------------     -------------------------------------------------
Mitchell M. Merin (48)             President and Chief Operating Officer of
1221 Avenue of the Americas        Morgan Stanley Investment Management (since
New York, NY                       December 1998); President, Director (since
                                   April 1997) and Chief Executive Officer (since
                                   June 1998) of the Investment Manager and
                                   Morgan Stanley Services; Chairman, Chief
                                   Executive Officer and Director of the
                                   Distributor (since June 1998); Chairman and
                                   Chief Executive Officer (since June 1998) and
                                   Director (since January 1998) of the Transfer
                                   Agent; Director of various Morgan Stanley
                                   subsidiaries; President of the Morgan Stanley
                                   Funds and TCW/DW Term Trusts (since May 1999);
                                   Trustee of various Van Kampen investment
                                   companies (since December 1999); previously
                                   Chief Strategic Officer of the Investment
                                   Manager and Morgan Stanley Services and
                                   Executive Vice President of the Distributor
                                   (April 1997 - June 1998), Vice President of
                                   the Morgan Stanley Funds (May 1997 - April
                                   1999) and Executive Vice President of Morgan
                                   Stanley.

Barry Fink (46)                    General Counsel (since May 2000) and Managing
c/o Morgan Stanley Trust           Director (since December 2000) of Morgan
Harborside Financial Center,       Stanley Investment Management; Managing
Plaza Two                          Director (since December 2000), and Secretary
Jersey City, NJ                    and General Counsel (since February 1997) and
                                   Director (since July 1998) of the Investment
                                   Manager and Morgan Stanley Services; Assistant
                                   Secretary of Morgan Stanley DW; Vice
                                   President, Secretary and General Counsel of
                                   the Morgan Stanley Funds and TCW/DW Term
                                   Trusts (since February 1997); Vice President
                                   and Secretary of the Distributor; previously,
                                   Senior Vice President, Assistant Secretary and
                                   Assistant General Counsel of the Investment
                                   Manager and Morgan Stanley Services.

Thomas F. Caloia (55)              First Vice President and Assistant Treasurer
c/o Morgan Stanley Trust           of the Investment Manager, the Distributor and
Harborside Financial Center,       Morgan Stanley Services; Treasurer of the
Plaza Two                          Morgan Stanley Funds.
Jersey City, NJ

James F. Willison (58)             Managing Director and Portfolio Manager of the
1221 Avenue of the Americas        Investment Manager and/or its investment
New York, New York                 management affiliates for over 5 years.

Joseph R. Arcieri (53)             Executive Director and Portfolio Manager of
1221 Avenue of the Americas        the Investment Manager and/or its investment
New York, New York                 management affiliates for over 5 years.

Robert W. Wimmel (37)              Vice President and Portfolio Manager of the
1 Parkview Plaza                   Investment Manager and/or its investment
Oakbrook Terrace, Illinois         management affiliates for over 5 years.



------------
* Each Officer serves an indefinite term, until his or her successor is elected.

XIII. APPENDIX


RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")



                             MUNICIPAL BOND RATINGS


Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
        Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.

D       Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
        `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

       SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

       SP-2 denotes a satisfactory capacity to pay principal and interest.

       SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH IBCA, INC. ("FITCH")


                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA               Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA                Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A                 Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB               Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
                  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)         a credit within the rating category. Plus and minus signs, however, are not used in the
                  "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.


BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely
DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:


F-1+   Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D     Default. Issues assigned this rating are in actual or imminent payment default.

LOC   The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

STATEMENT OF ADDITIONAL INFORMATION



FEBRUARY 28, 2002




                                                           MORGAN STANLEY
                                                           SELECT MUNICIPAL
                                                           REINVESTMENT FUND



----------------------------------------------------------------------



    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 28, 2002) for the Morgan Stanley Select Municipal Reinvestment Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.





    Shares of the Fund are offered exclusively to the holders of certain units of Morgan Stanley Select Municipal Trust and certain other unit investment trusts, as an investment option for reinvesting distributions received on these units.





Morgan Stanley
Select Municipal Reinvestment Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

                               TABLE OF CONTENTS



I. Fund History.............................................    4
II. Description of the Fund and Its Investments and Risks...    4
  A. Classification.........................................    4
  B. Investment Strategies and Risks........................    4
  C. Fund Policies/Investment Restrictions..................    6
III. Management of the Fund.................................    7
  A. Board of Trustees......................................    7
  B. Management Information.................................    8
  C. Compensation...........................................   13
IV. Control Persons and Principal Holders of Securities.....   15
V. Investment Management and Other Services.................   15
  A. Investment Manager.....................................   15
  B. Services Provided by the Investment Manager............   16
  C. Other Service Providers................................   17
  D. Codes of Ethics........................................   17
VI. Brokerage Allocation and Other Practices................   18
  A. Brokerage Transactions.................................   18
  B. Commissions............................................   18
  C. Brokerage Selection....................................   18
  D. Directed Brokerage.....................................   19
  E. Regular Broker-Dealers.................................   19
VII. Capital Stock and Other Securities.....................   19
VIII. Purchase, Redemption and Pricing of Shares............   20
  A. Purchase/Redemption of Shares..........................   20
  B. Offering Price.........................................   20
IX. Taxation of the Fund and Shareholders...................   20
X. Calculation of Performance Data..........................   22
XI. Financial Statements....................................   24
XII. Appendix--Ratings of Investments.......................   37

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York is the Custodian of the Fund's assets.



"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.





"FUND"--Morgan Stanley Select Municipal Reinvestment Fund, a registered open-end investment company.



"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.



"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.





"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.





"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.





"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.





"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.





"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.



"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------



    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 1, 1983, with the name Sears Tax-Exempt Reinvestment Fund. Effective February 19, 1993, the Fund's name was changed to Dean Witter Select Municipal Reinvestment Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Municipal Reinvestment Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Municipal Reinvestment Fund.



II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to provide a high a level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    VARIABLE RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The Fund may also invest in third-party put agreements.

    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from federal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for federal income tax purposes.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

    CASH MANAGEMENT. For cash management purposes, the Fund may, without limit, invest in tax-exempt, short-term obligations or hold cash.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective and policies/restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; and (b) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

        1. Pursue an investment objective of providing a high level of current income which is exempt from federal income tax, consistent with the preservation of capital.

        2. Invest exclusively in obligations on which the interest income is, in the opinion of counsel to the issuing authorities, exempt from federal income tax.

    The Fund may not:

        1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

        2. Purchase more than 10% of all outstanding debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

        3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

        4. Invest in common stock.

        5. Write, purchase or sell puts, calls, or combinations thereof, except that the Fund may acquire rights to resell municipal obligations at an agreed-upon price and at or within an agreed-upon time.

        6. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

        7. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

        8. Purchase or sell commodities or commodity futures contracts.

        9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

       10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

       11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

       12. Make loans of money or securities, except by the purchase of debt obligations.

       13. Make short sales of securities.

       14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

       15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       16. Invest for the purpose of exercising control or management of any other issuer.

       17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

       18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION



    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.





    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Michael Bozic (60)        Trustee       Trustee        Retired; Director or Trustee        129       Director of Weirton Steel
 c/o Mayer, Brown,                       since          of the Morgan Stanley Funds                   Corporation.
 Rowe & Maw                              April 1994     and the TCW/DW Term Trusts;
 Counsel to the                                         formerly Vice Chairman of
 Independent                                            Kmart Corporation (December
 Trustees                                               1998-October 2000), Chairman
 1675 Broadway                                          and Chief Executive Officer of
 New York, NY                                           Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

 Edwin J. Garn (69)        Trustee       Trustee        Director or Trustee of the          129       Director of Franklin Covey
 c/o Summit Ventures LLC                 since          Morgan Stanley Funds and the                  (time management sys-
 1 Utah Center                           January 1993   TCW/DW Term Trusts; formerly                  tems), BMW Bank of North
 201 S. Main Street                                     United States Senator (R-                     America, Inc. (industrial
 Salt Lake City, UT                                     Utah)(1974-1992) and Chairman,                loan corporation), United
                                                        Senate Banking Committee                      Space Alliance (joint ven-
                                                        (1980-1986); formerly Mayor of                ture between Lockheed
                                                        Salt Lake City, Utah                          Martin and the Boeing
                                                        (1971-1974); formerly                         Company) and Nuskin Asia
                                                        Astronaut, Space Shuttle                      Pacific (multilevel
                                                        Discovery (April 12-19, 1985);                marketing); member of the
                                                        Vice Chairman, Huntsman                       board of various civic and
                                                        Corporation (chemical                         charitable organizations.
                                                        company); member of the Utah
                                                        Regional Advisory Board of
                                                        Pacific Corp.





------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Wayne E. Hedien (67)      Trustee       Trustee        Retired; Director or Trustee        129       Director of The PMI Group
 c/o Mayer, Brown,                       since          of the Morgan Stanley Funds                   Inc. (private mortgage in-
 Rowe & Maw                              September      and the TCW/DW Term Trusts;                   surance); Trustee and Vice
 Counsel to the                          1997           formerly associated with the                  Chairman of The Field Mu-
 Independent                                            Allstate Companies                            seum of Natural History;
 Trustees                                               (1966-1994), most recently as                 director of various other
 1675 Broadway                                          Chairman of The Allstate                      business and charitable
 New York, NY                                           Corporation (March                            organizations.
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

 Dr. Manuel H. Johnson     Trustee       Trustee        Chairman of the Audit               129       Director of NVR, Inc.
 (52)                                    since          Committee and Director or                     (home construction);
 c/o Johnson Smick                       July 1991      Trustee of the Morgan Stanley                 Chairman and Trustee of
 International, Inc.                                    Funds and the TCW/DW Term                     the Financial Accounting
 1133 Connecticut Avenue,                               Trusts; Senior Partner,                       Foundation (oversight
 N.W.                                                   Johnson Smick Interna-                        organization of the
 Washington, D.C.                                       tional, Inc., a consulting                    Financial Accounting
                                                        firm; Co-Chairman and a                       Standards Board).
                                                        founder of the Group of Seven
                                                        Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

 Michael E. Nugent (65)    Trustee       Trustee        Chairman of the Insurance           207       Director of various busi-
 c/o Triumph Capital,                    since          Committee and Director or                     ness organizations.
 L.P.                                    July 1991      Trustee of the Morgan Stanley
 237 Park Avenue                                        Funds and the TCW/DW Term
 New York, NY                                           Trusts; director/trustee of
                                                        various investment companies
                                                        managed by Morgan Stanley
                                                        Investment Management Inc. and
                                                        Morgan Stanley Investments LP
                                                        (since July 2001); General
                                                        Partner, Triumph Capital,
                                                        L.P., a private investment
                                                        partnership; formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

 John L. Schroeder (71)    Trustee       Trustee        Retired; Chairman of the            129       Director of Citizens Com-
 c/o Mayer, Brown,                       since          Derivatives Committee and                     munications Company
 Rowe & Maw                              April 1994     Director or Trustee of the                    (telecommunications com-
 Counsel to the                                         Morgan Stanley Funds and the                  pany).
 Independent                                            TCW/DW Term Trusts; formerly
 Trustees                                               Executive Vice President and
 1675 Broadway                                          Chief Investment Officer of
 New York, NY                                           the Home Insurance Company
                                                        (August 1991-September 1995).



----------------------------------


* This is the date the Trustee began serving the Morgan Stanley family of funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.





                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Charles A. Fiumefreddo    Chairman,     Trustee        Chairman, Director or Trustee       129       None
 (68)                      Director or   since          and Chief Executive Officer of
 c/o Morgan Stanley Trust  Trustee       July 1991      the Morgan Stanley Funds and
 Harborside Financial      and Chief                    the TCW/DW Term Trusts;
 Center,                   Executive                    formerly Chairman, Chief
 Plaza Two,                Officer                      Executive Officer and Director
 Jersey City, NJ                                        of the Investment Manager,
                                                        Morgan Stanley Distributors
                                                        Inc. and Morgan Stanley
                                                        Services, Executive Vice
                                                        President and Director of
                                                        Morgan Stanley DW, Chairman
                                                        and Director of the Transfer
                                                        Agent and Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries (until
                                                        June 1998).

 James F. Higgins (53)     Trustee       Trustee since  Director or Trustee of the          129       None
 c/o Morgan Stanley Trust                June 2000      Morgan Stanley Funds and the
 Harborside Financial                                   TCW/DW Term Trusts (since June
 Center,                                                2000); Senior Advisor of
 Plaza Two,                                             Morgan Stanley (since August
 Jersey City, NJ                                        2000); Director of Morgan
                                                        Stanley Distributors Inc. and
                                                        Dean Witter Realty Inc.;
                                                        previously President and Chief
                                                        Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August
                                                        2000), President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).

 Philip J. Purcell (58)    Trustee       Trustee since  Director or Trustee of the          129       Director of American
 1585 Broadway                           April 1994     Morgan Stanley Funds and the                  Airlines, Inc. and its
 New York, NY                                           TCW/DW Term Trusts; Chairman                  parent company, AMR
                                                        of the Board of Directors and                 Corporation.
                                                        Chief Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW; Director of Morgan
                                                        Stanley Distributors Inc.;
                                                        Chairman of the Board of
                                                        Directors and Chief Executive
                                                        Officer of Novus Credit
                                                        Services Inc.; Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries.



----------------------------------


* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                 POSITION(S)
  NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF TIME
     EXECUTIVE OFFICER            REGISTRANT             SERVED*                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   ----------------   ---------------------   -------------------------------------------------------
Mitchell M. Merin (48)         President          President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                       1999                    Investment Management (since December 1998); President,
New York, NY                                                              Director (since April 1997) and Chief Executive Officer
                                                                          (since June 1998) of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of Morgan Stanley Distributors Inc. (since
                                                                          June 1998); Chairman and Chief Executive Officer (since
                                                                          June 1998) and Director (since January 1998) of the
                                                                          Transfer Agent; Director of various Morgan Stanley
                                                                          subsidiaries; President of the Morgan Stanley Funds and
                                                                          TCW/DW Term Trusts (since May 1999); Trustee of various
                                                                          Van Kampen investment companies (since December 1999);
                                                                          previously Chief Strategic Officer of the Investment
                                                                          Manager and Morgan Stanley Services and Executive Vice
                                                                          President of Morgan Stanley Distributors Inc. (April
                                                                          1997-June 1998), Vice President of the Morgan Stanley
                                                                          Funds (May 1997-April 1999), and Executive Vice
                                                                          President of Morgan Stanley.

Barry Fink (46)                Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   General Counsel    Counsel since           Management; Managing Director (since December 2000),
Plaza Two,                                        February 1997           and Secretary and General Counsel (since February 1997)
Jersey City, NJ                                                           and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Assistant
                                                                          Secretary of Morgan Stanley DW; Vice President,
                                                                          Secretary and General Counsel of the Morgan Stanley
                                                                          Funds and TCW/DW Term Trusts (since February 1997);
                                                                          Vice President and Secretary of Morgan Stanley
                                                                          Distributors Inc.; previously, Senior Vice President,
                                                                          Assistant Secretary and Assistant General Counsel of
                                                                          the Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (55)          Treasurer          Over 5 years            First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                  Investment Manager, Morgan Stanley Distributors Inc.
Harborside Financial Center,                                              and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                                Stanley Funds.
Jersey City, NJ

James F. Willison (58)         Vice President     Since Inception of      Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                       the Fund                Investment Manager and/or its investment management
New York, New York                                                        affiliates for over 5 years.

Joseph R. Arcieri (53)         Vice President     Since February 1997     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                               Investment Manager and/or its investment management
New York, New York                                                        affiliates for over 5 years.

Robert W. Wimmel (37)          Vice President     Since February 2002     Vice President and Portfolio Manager of the Investment
1 Parkview Plaza                                                          Manager and/or its investment management affiliates for
Oakbrook Terrace, Illinois                                                over 5 years.



----------------------------------


* This is the date the Trustee began serving the Morgan Stanley family of funds.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.





                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     None                                            over $100,000

Edwin J. Garn                                     None                                            over $100,000

Wayne E. Hedien                                   None                                            over $100,000

Dr. Manuel H. Johnson                             None                                            over $100,000

Michael E. Nugent                                 None                                            over $100,000

John L. Schroeder                                 None                                            over $100,000

Charles A. Fiumefreddo                            None                                            over $100,000

James F. Higgins                                  None                                            over $100,000

Philip J. Purcell                                 None                                            over $100,000





    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.





    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, Morgan Stanley Distributors Inc. and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, JONATHAN R. PAGE, Managing Director of the Investment Manager, KATHERINE H. STROMBERG, Executive Director of the Investment Manager, and GERARD J. LIAN, Vice President of the Investment Manager, are Vice Presidents of the Fund.





    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services Company, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.





    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.





    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.



    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION



    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.





    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.



                               FUND COMPENSATION



                                AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic.............            $1,550
Edwin J. Garn.............             1,550
Wayne E. Hedien...........             1,550
Dr. Manuel H. Johnson.....             2,300
Michael E. Nugent.........             2,050
John L. Schroeder.........             2,050





    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered Funds (consisting of 78 portfolios) in the Fund Complex.





                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                               TOTAL CASH
                              COMPENSATION
                             FOR SERVICES TO
                                97 MORGAN
                              STANLEY FUNDS
                                AND OTHER
                              FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE   FUND COMPLEX
---------------------------  ---------------
Michael Bozic.............      $150,150
Edwin J. Garn.............       150,150
Wayne E. Hedien...........       150,100
Dr. Manuel H. Johnson.....       219,900
Michael E. Nugent.........       228,362
John L. Schroeder.........       196,650





    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement from the 55 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.





               RETIREMENT BENEFITS FROM THE MORGAN STANLEY FUNDS





                                FOR ALL ADOPTING FUNDS
                             ----------------------------
                               ESTIMATED
                               CREDITED                                         ESTIMATED ANNUAL
                                 YEARS        ESTIMATED    RETIREMENT BENEFITS      BENEFITS
                             OF SERVICE AT  PERCENTAGE OF  ACCRUED AS EXPENSES   UPON RETIREMENT
                              RETIREMENT      ELIGIBLE           BY ALL             FROM ALL
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)   COMPENSATION     ADOPTING FUNDS     ADOPTING FUNDS(2)
---------------------------  -------------  -------------  -------------------  -----------------
Michael Bozic.............            10         60.44%          $21,395          $     48,443
Edwin J. Garn.............            10         60.44            33,443                49,121
Wayne E. Hedien...........             9         51.37            44,952                41,437
Dr. Manuel H. Johnson.....            10         60.44            22,022                72,014
Michael E. Nugent.........            10         60.44            38,472                64,157
John L. Schroeder.........             8         50.37            68,342                50,640



------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------



    As of February 8, 2002, no persons owned 5% or more of the outstanding shares of the Fund.





    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.



V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER



    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.



    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $433,780, $381,492 and $381,867, respectively.





    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.





    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.



B. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, will be paid by the Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT



    Morgan Stanley Trust is the transfer agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.



    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

    The Transfer Agent also acts as Agent for shareholders in reinvesting their unit investment trust distributions in shares of the Fund.

D. CODES OF ETHICS

    The Fund and the Investment Manager have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.



    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no such brokerage commissions or concessions.



B. COMMISSIONS



    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.





    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to an affiliated broker or dealer.



C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.



    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.



    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE



    During the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS



    During the fiscal year ended December 31, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2001, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed) is provided in the Fund's PROSPECTUS.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

    Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------



    The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.





    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.



    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    Shareholders will be subject to federal income tax on distributions of net short-term capital gains and any ordinary income on the sale of tax-exempt obligations that were purchased at a market discount. Such distributions of short-term capital gains and ordinary income are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Since the Fund's income will be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any ordinary income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.



    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains.



    If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the redemption of such share may, to the extent of such exempt-interest dividends, be disallowed. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    If a shareholder realizes a loss on the redemption of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.



    OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.



X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature.

    Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.



    To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended December 31, 2001, the Fund's yield, calculated pursuant to the formula described above was 3.86%.





    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 39.1% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2001 was 6.34% based upon the yield calculated above.





    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended December 31, 2001, and for the five and ten year periods ended December 31, 2001 were 3.52%, 4.82% and 5.71%, respectively.





    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended December 31, 2001, and for the five and ten year periods ended December 31, 2001 were 3.52%, 26.51% and 74.22%, respectively.





    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $10,000, $50,000 or $100,000. Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $38,299, $191,495, and $382,990, respectively, at December 31, 2001.





    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                   RATE     DATE         VALUE

----------------------------------------------------------------------------

           Tax-Exempt Municipal Bonds (93.6%)
           GENERAL OBLIGATION (22.0%)
 $ 5,000   North Slope Borough, Alaska,
            Ser 2000 B (MBIA)............   0.00%  06/30/09   $    3,523,850
   2,000   Los Angeles Unified School
            District, California, 1997
            Ser B (FGIC).................   5.00   07/01/23        1,974,060
   1,000   Florida Board of Education,
            Capital Outlay Refg Ser 1999
            B (MBIA).....................   4.50   06/01/24          883,530
   2,000   Chicago, Illinois, Refg 2001 A
            (MBIA).......................   0.00   01/01/17        1,226,460
   1,000   Chicago Board of Education,
            Illinois, Ser 2001 C (FSA)...   5.50   12/01/18        1,025,300
     825   New York City, New York, 1990
            Ser D........................   6.00   08/01/07          828,548
   2,000   Little Miami Local School
            District, Ohio, Ser 1998
            (FGIC).......................  4.875   12/01/23        1,890,740
   2,000   Pennsylvania, First Ser 1995
            (FGIC).......................   5.50   05/01/12        2,085,100
   1,000   Shelby County, Tennessee, Refg
            1995 Ser A...................  5.625   04/01/12        1,068,200
   2,000   Aldine Independent School
            District, Texas, Bldg & Refg
            Ser 2001 (PSF)...............   5.00   02/15/26        1,895,020
 -------                                                      --------------
  18,825                                                          16,400,808
 -------                                                      --------------
           EDUCATIONAL FACILITIES REVENUE (8.0%)
   2,000   District of Columbia,
            Georgetown University Ser
            1993.........................  5.375   04/01/23        1,956,460
   1,000   University of Idaho, Student
            Fee Ser H (FGIC).............   5.25   04/01/31          979,420
   1,000   Purdue University, Indiana,
            Student Fee Ser Q............   5.75   07/01/15        1,059,940
   2,000   New York State Dormitory
            Authority, State University
            Ser 1989 B...................   0.00   05/15/03        1,929,060
 -------                                                      --------------
   6,000                                                           5,924,880
 -------                                                      --------------
           ELECTRIC REVENUE (8.1%)
   2,000   South Carolina Public Service
            Authority, Santee Cooper
            1997 Refg Ser A (MBIA).......   5.00   01/01/29        1,897,880
   2,000   Seattle, Washington, Light &
            Power Ser 2001 (FSA).........   5.50   03/01/18        2,044,620
   3,000   Washington Public Power Supply
            System, Proj #2 Refg
            Ser 1994 A
            (FGIC).......................   0.00   07/01/09        2,111,220
 -------                                                      --------------
   7,000                                                           6,053,720
 -------                                                      --------------
           HOSPITAL REVENUE (5.2%)
   2,000   New Jersey Health Care
            Facilities Financing
            Authority, St Barnabas Health
            Refg Ser 1998 B (MBIA).......   5.25   07/01/18        2,015,580
   2,000   Greenville Hospital System,
            South Carolina, Ser 2001
            (Ambac)......................   5.00   05/01/31        1,885,540
 -------                                                      --------------
   4,000                                                           3,901,120
 -------                                                      --------------
           INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (5.8%)
     700   Connecticut Development
            Authority, Bridgeport
            Hydraulic Co Refg Ser 1990...   7.25   06/01/20          709,758
   1,000   Michigan Strategic Fund, Ford
            Motor Co Refg Ser 1991 A.....   7.10   02/01/06        1,085,930
   2,500   Ohio Water Development
            Authority, Dayton Power &
            Light Co Collateralized Refg
            1992 Ser A...................   6.40   08/15/27        2,554,850
 -------                                                      --------------
   4,200                                                           4,350,538
 -------                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           MORTGAGE REVENUE - MULTI-FAMILY (2.0%)
 $ 1,415   Michigan Housing Development
            Authority, Rental 1992
            Ser A........................   6.60%  04/01/12   $    1,472,916
                                                              --------------

           MORTGAGE REVENUE - SINGLE FAMILY (1.3%)
     995   Alaska Housing Finance
            Corporation, Governmental
            1995 Ser A (MBIA)............  5.875   12/01/24        1,005,079
                                                              --------------

           PUBLIC FACILITIES REVENUE (1.4%)
   1,000   Jacksonville, Florida, Sales
            Tax Ser 2001 (Ambac).........   5.50   10/01/17        1,037,350
                                                              --------------

           RECREATIONAL FACILITIES REVENUE (3.1%)
   3,650   Metropolitan Football Stadium
            District, Colorado, Sales Tax
            Ser 1999 A (MBIA)............   0.00   01/01/11        2,354,688
                                                              --------------

           TRANSPORTATION FACILITIES REVENUE (16.1%)
   2,000   Lee County, Florida,
            Transportation Ser 1995
            (MBIA).......................   5.75   10/01/22        2,066,920
   2,000   Kansas Department of
            Transportation, Highway Refg
            Ser 1998.....................   5.50   09/01/14        2,149,900
   3,500   Kentucky Turnpike Authority,
            Resource Recovery Road
            1987 Ser A BIGS..............   8.50   07/01/06        4,175,360
   2,000   Puerto Rico Highway &
            Transportation Authority, Ser
            1998 A.......................   4.75   07/01/38        1,802,460
   2,000   Port of Seattle, Washington,
            Ser 2001 A (FGIC)............   5.00   04/01/31        1,877,280
 -------                                                      --------------
  11,500                                                          12,071,920
 -------                                                      --------------
           WATER & SEWER REVENUE (17.6%)
   2,000   San Francisco Public Utilities
            Commission, California, Water
            1996 Ser A...................   5.00   11/01/21        1,955,560
   2,000   Fulton County, Georgia,
            Water & Sewerage Ser 1998
            (FGIC).......................   4.75   01/01/28        1,827,300
   1,000   Winston-Salem, North Carolina,
            Water & Sewer Refg
            Ser 2001.....................   5.00   06/01/19          991,920
   1,000   Columbus, Ohio, Sewerage Refg
            Ser 1992.....................   6.25   06/01/08        1,036,690
           Metropolitan Gov't of Nashville & Davidson
            County, Tennessee,
   2,000   Refg 1986.....................   5.50   01/01/16        2,006,360
   2,000   Refg Ser 1998 A (FGIC)........   4.75   01/01/22        1,863,020
   2,100   Austin, Texas, Water &
            Wastewater Refg Ser 2001 A
            (FSA)........................   5.75   05/15/17        2,205,336
   1,300   Wichita Falls, Texas, Water &
            Sewer Ser 2001 (Ambac).......  5.375   08/01/24        1,299,766
 -------                                                      --------------
  13,400                                                          13,185,952
 -------                                                      --------------
           REFUNDED (3.0%)
   2,000   Massachusetts, 2000 Ser B.....   6.00   06/01/10+       2,237,600
                                                              --------------
           Total Tax-Exempt Municipal Bonds
            (COST $67,787,147)..............................      69,996,571
  73,985
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON  MATURITY
THOUSANDS                                  RATE      DATE         VALUE

----------------------------------------------------------------------------

           Short Term Tax-Exempt Municipal
           Obligations (5.1%)
 $ 3,000   Massachusetts Health &
            Educational Facilities
            Authority, Capital Assets Ser
            D & E (MBIA) (Demand
            01/02/02)....................   1.90%* 01/01/35   $    3,000,000
     400   Missouri Health & Educational
            Facilities Authority,
            Washington University Ser
            1996 D (Demand 01/02/02).....   1.90*  09/01/30          400,000
     100   Cuyahoga County, Ohio,
            University Hospital of
            Cleveland Ser 1985 (Demand
            01/02/02)....................   1.90*  01/01/26          100,000
     300   Lincoln County, Wyoming, Exxon
            Corp Ser 1984 C
            (Demand 01/02/02)............   1.80*  11/01/14          300,000
                                                              --------------
   3,800   Total Short Term Tax-Exempt Municipal Obligations
            (COST $3,800,000)...............................       3,800,000
                                                              --------------

         Total Investments
$77,785   (COST $71,587,147)(a)........       98.7%         73,796,571

         Other Assets In Excess Of
          Liabilities..................        1.3             976,216
                                             -----      --------------
         Net Assets....................      100.0%     $   74,772,787
                                             =====      ==============

---------------------

 BIGS BOND INCOME GROWTH SECURITY.
 PSF  TEXAS PERMANENT SCHOOL FUND GUARANTEE PROGRAM.
  *   CURRENT COUPON OF VARIABLE RATE DEMAND OBLIGATION.
  +   PREREFUNDED TO CALL DATE SHOWN.
 (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES.
      THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,659,094 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $449,670, RESULTING IN NET UNREALIZED APPRECIATION OF $2,209,424.

BOND INSURANCE:
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

Alaska...................     6.1%
California...............     5.3
Colorado.................     3.1
Connecticut..............     0.9
District of Columbia.....     2.6
Florida..................     5.3
Georgia..................     2.4
Idaho....................     1.3
Illinios.................     3.0
Indiana..................     1.4
Kansas...................     2.9%
Kentucky.................     5.6
Massachusetts............     7.0
Michigan.................     3.4
Missouri.................     0.5
New Jersey...............     2.7
New York.................     3.7
North Carolina...........     1.4
Ohio.....................     7.5
Pennsylvania.............     2.8
Puerto Rico..............     2.4%
South Carolina...........     5.1
Tennessee................     6.6
Texas....................     7.2
Washington...............     8.1
Wyoming..................     0.4
                           ------

Total....................    98.7%
                           ======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2001

Assets:
Investments in securities, at value (cost
 $71,587,147).....................................  $73,796,571
Cash..............................................      95,779
Interest receivable...............................   1,073,085
Prepaid expenses and other assets.................       6,708
                                                    ----------
    Total Assets..................................  74,972,143
                                                    ----------
Liabilities:
Payable for:
  Dividends and distributions to shareholders.....      60,266
  Shares of beneficial interest repurchased.......      56,106
  Investment management fee.......................      31,673
Accrued expenses..................................      51,311
                                                    ----------
    Total Liabilities.............................     199,356
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Composition of Net Assets:
Paid-in-capital...................................  $72,266,641
Net unrealized appreciation.......................   2,209,424
Accumulated undistributed net investment income...      65,895
Accumulated undistributed net realized gain.......     230,827
                                                    ----------
    Net Assets....................................  $74,772,787
                                                    ==========
Net Asset Value Per Share,
    6,337,207 shares outstanding
     (UNLIMITED SHARES AUTHORIZED OF $.01 PAR
     VALUE).......................................  $    11.80
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

Net Investment Income:
Interest Income...................................  $4,110,656
                                                    ----------
Expenses
Investment management fee.........................     381,867
Transfer agent fees and expenses..................     165,648
Shareholder reports and notices...................      51,698
Professional fees.................................      48,670
Registration fees.................................      23,033
Trustees' fees and expenses.......................      11,566
Custodian fees....................................       4,543
Other.............................................       8,971
                                                    ----------
    Total Expenses................................     695,996

Less: expense offset..............................      (4,540)
                                                    ----------
    Net Expenses..................................     691,456
                                                    ----------
    Net Investment Income.........................   3,419,200
                                                    ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain.................................     771,303
Net change in unrealized appreciation.............  (1,525,634)
                                                    ----------
    Net Loss......................................    (754,331)
                                                    ----------
Net Increase......................................  $2,664,869
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2001  DECEMBER 31, 2000
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................     $ 3,419,200        $ 3,598,488
Net realized gain.......................         771,303            112,137
Net change in unrealized
 appreciation/depreciation..............      (1,525,634)         4,867,741
                                             -----------        -----------

    Net Increase........................       2,664,869          8,578,366
                                             -----------        -----------

Dividends and Distributions to
 Shareholders from:
Net investment income...................      (3,420,929)        (3,578,942)
Net realized gain*......................        (550,789)           (39,786)
                                             -----------        -----------
    Total Dividends and Distributions...      (3,971,718)        (3,618,728)
                                             -----------        -----------

Net decrease from transactions in shares
 of beneficial interest.................      (1,640,397)        (5,282,224)
                                             -----------        -----------

    Net Decrease........................      (2,947,246)          (322,586)
Net Assets:
Beginning of period.....................      77,720,033         78,042,619
                                             -----------        -----------
End of Period (Including undistributed
 net investment income of $65,895 and
 $19,546, respectively).................     $74,772,787        $77,720,033
                                             ===========        ===========
---------------------
* INCLUDES SHORT-TERM GAINS OF:              $    94,201        $        --
                                             ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 aggregated $17,825,554 and $22,521,233, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $5,400.

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                     FOR THE YEAR              FOR THE YEAR
                                         ENDED                    ENDED
                                   DECEMBER 31, 2001        DECEMBER 31, 2000
                                -----------------------  ------------------------
                                 SHARES       AMOUNT       SHARES       AMOUNT
                                ---------  ------------  ----------  ------------
Sold..........................    556,970  $  6,712,952   1,085,717  $ 12,485,563
Reinvestment of dividends and
 distributions................    304,979     3,655,718     290,853     3,344,818
                                ---------  ------------  ----------  ------------
                                  861,949    10,368,670   1,376,570    15,830,381
Repurchased...................   (996,261)  (12,009,067) (1,840,386)  (21,112,605)
                                ---------  ------------  ----------  ------------
Net decrease..................   (134,312) $ (1,640,397)   (463,816) $ (5,282,224)
                                =========  ============  ==========  ============

5. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Feceral Income Tax Status
As of December 31, 2001, the Fund had temporary book/tax differences attributable to book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated undistributed net realized gain was credited $10,313.

7. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

Morgan Stanley Select Municipal Reinvestment Fund
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

At December 31, 2001, the Fund held no positions in residual interest bonds.

8. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $58,391 increase in the cost of securities and a corresponding $58,391 increase to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $17,817; decrease unrealized appreciation by $7,504; and decrease net realized gains by $10,313. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Select Municipal Reinvestment Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                   FOR THE YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------
                              2001             2000             1999             1998             1997
                           -----------      -----------      -----------      -----------      -----------
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 12.01          $ 11.25          $ 12.27          $ 12.47          $ 12.14
                             -------          -------          -------          -------          -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.54             0.54             0.53             0.56             0.58
  Net realized and
   unrealized gain
   (loss)................      (0.12)            0.77            (1.02)            0.10             0.35
                             -------          -------          -------          -------          -------
Total income (loss) from
 investment operations...       0.42             1.31            (0.49)            0.66             0.93
                             -------          -------          -------          -------          -------
Less dividends and
 distributions from:
  Net investment
   income................      (0.54)           (0.54)           (0.53)           (0.56)           (0.58)
  Net realized gain......      (0.09)           (0.01)           -                (0.30)           (0.02)
                             -------          -------          -------          -------          -------
Total dividends and
 distributions...........      (0.63)           (0.55)           (0.53)           (0.86)           (0.60)
                             -------          -------          -------          -------          -------

Net asset value, end of
 period..................    $ 11.80          $ 12.01          $ 11.25          $ 12.27          $ 12.47
                             =======          =======          =======          =======          =======
Total Return+............       3.52%           11.92%           (4.07)%           5.46%            7.94%
Ratios to Average Net
 Assets:
Expenses (before expense
 offset).................       0.92%(1)         0.93%(1)         0.95%            0.91%(1)         0.95%(1)
Net investment income....       4.48%(2)         4.72%            4.49%            4.51%            4.78%
Supplemental Data:
Net assets, end of
 period, in thousands....    $74,773          $77,720          $78,043          $94,478          $94,255
Portfolio turnover
 rate....................         25%              12%               5%              31%               8%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.
 (2) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.03%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Municipal Reinvestment Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Select Municipal Reinvestment Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Select Municipal Reinvestment Fund (the "Fund"), formerly Morgan Stanley Dean Witter Select Municipal Reinvestment Fund, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Select Municipal Reinvestment Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 8, 2002

                      2001 Federal Tax Notice (unaudited)

       During the year ended December 31, 2001 the Fund paid to its shareholders $0.54 per share from tax-exempt income.

       For the year ended December 31, 2001 the Fund paid to shareholders $0.07 per share from long-term capital gains.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA  Debt rated "AAA" has the highest rating assigned by Standard
     & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.
     "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

    SP-2 denotes a satisfactory capacity to pay principal and interest.

    SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payments is very strong.

    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving,"where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 23 of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A, dated February 28, 2002, which was filed electronically pursuant to Regulation S-T on February 28, 2002 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2979 and 2-66268).


ITEM 16. EXHIBITS

(1) Declaration of Trust dated April 6, 1987 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996); Amendment to the Declaration of Trust Establishing and Designating Additional Classes of Shares of the Registrant (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on July 3, 1997; Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999); and Amendment to the Declaration of Trust of the Registrant dated June 18, 2001 (incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 28, 2002.

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 24,
    2000).

(3) Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc. dated May 31, 1997, and amended as of April 30, 1998 and May 1, 2002, filed herein.

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. (incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 26, 1999).

  (b) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. (incorporated herein by reference to
        Exhibit 2 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 22, 1996).

   (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 (incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 22 to the Registration Statement) on Form N-1A, filed on February 26, 1999).

(8) Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 18 to the Registration Statement on Form

       N-1A, filed on February 22, 1996); Amendment dated April 17, 1996 to the Custody Agreement between the Registrant and The Bank of New York (incorporated to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on March 24, 1997; Amendment dated June 15, 2001 to the Custody Agreement between the Registrant and The Bank of New York (incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 28, 2002).

  (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 (incorporated herein by reference to
        Exhibit 7(d) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on February 28, 2002).

  (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on February 27, 2001).

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on July 3, 1997).

   (b) Morgan Stanley Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed February 28, 2002.

(11) (a) Opinion and consent of Mayer, Brown, Rowe & Maw filed herein.

   (b) Opinion and consent of Dechert, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters, filed herein.

(13) Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., filed herein.

(14) Consent of Independent Auditors, filed herein.

(15) Not Applicable.

(16) Powers of Attorney, filed herein.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended December 31, 2001 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 1, 2002).

  (b) Form of Proxy.

  (c) Voting Information Card.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of July, 2002.


                             MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST


                             By: /s/ Barry Fink

                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.




           SIGNATURE                             TITLE                        DATE
------------------------------   -------------------------------------   --------------
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     Chief Executive Officer, Trustee and
  ............................
                                 Chairman                                July 25, 2002
  Charles A. Fiumefreddo
2. Principal Financial Officer
                                 Treasurer and Principal
  /s/ Thomas F. Caloia
  ............................
                                 Accounting Officer                      July 25, 2002
  Thomas F. Caloia
3. Majority of Trustees
  ............................   Trustee                                 July 25, 2002
  Michael Bozic
  /s/ Edwin J. Garn              Trustee                                 July 25, 2002
  ............................
  Edwin J. Garn
  /s/ Wayne E. Hedien            Trustee                                 July 25, 2002
  ............................
  Wayne E. Hedien
  /s/ James F. Higgins           Trustee                                 July 25, 2002
  ............................
  James F. Higgins
  /s/ Manuel H. Johnson          Trustee                                 July 25, 2002
  ............................
  Manuel H. Johnson
  /s/ Michael E. Nugent          Trustee                                 July 25, 2002
  ............................
  Michael E. Nugent
  /s/ John L. Schroeder          Trustee                                 July 25, 2002
  ............................
  John L. Schroeder
  /s/ Philip J. Purcell          Trustee                                 July 25, 2002
  ............................
  Philip J. Purcell

                  MORGAN STANLEY TAX-EXEMPT SECURITIES TRUST

                                 EXHIBIT INDEX

6 Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc. dated May 31, 1997, and amended as of April 30, 1998 and May 1, 2002.

11(a)  Opinion and Consent of Mayer, Brown Rowe & Maw LLP

11(b)  Opinion and Consent of Nutter, McClennon & Fish LLP

12    Opinion and Consent of Mayer, Brown Rowe & Maw LLP regarding tax matters

13 Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

14    Consent of Independent Auditors

16    Powers of Attorney

17    Proxy Card